UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22743

Blackstone Alternative Investment Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

28th Floor

New York, NY 10154

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 583-5000

Peter Koffler, Esq.

c/o Blackstone Alternative Investment Advisors LLC

345 Park Avenue

28th Floor

New York, NY 10154

(Name and Address of Agent for Service)

With a copy to:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

(b) Not applicable.

Blackstone

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Annual Report For the Year Ended March 31, 2021

All investors should consider the investment objectives, risks, charges and expenses of the Blackstone Alternative Multi-Strategy Fund (the “Fund”) carefully before investing. The prospectus and the summary prospectus contain this and other information about the Fund. You can obtain a prospectus and a summary prospectus from the Fund’s website (www.bxmix.com). All investors are urged to carefully read the prospectus and the summary prospectus in its entirety before investing. Interests in the Fund are offered through Blackstone Advisory Partners L.P., a member of FINRA and an affiliate of Blackstone Alternative Investment Advisors LLC, the Fund’s investment adviser (“BAIA” or the “Investment Adviser”).

Important Risks: An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other investments. The Fund’s investments involve special risks including, but not limited to, loss of all or a significant portion of the investment due to leveraging, short-selling, or other speculative practices, lack of liquidity and volatility of returns. The following is a summary description of certain additional principal risks of investing in the Fund:

Allocation Risk - BAIA’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, sub-adviser or security may be incorrect and this may have a negative impact upon performance. Debt Securities Risk - investments in debt securities, such as bonds and certain asset-backed securities involve certain risks which may cause the securities to lose value, including credit risk, liquidity risk, extension risk, interest rate risk, prepayment risk, event risk, inflation risk, and variable and floating rate instrument risk. Derivatives Risk - the use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives can be volatile and illiquid, can subject to counterparty credit risk, and may entail investment exposure greater than their notional amount. Distressed Securities Risk - investments in securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations involve a high degree of risk of loss since there is typically substantial uncertainty concerning the outcome of such situations. Equity Securities Risk - there is a risk of loss associated with price fluctuations of equity and preferred securities which change based on a company’s financial condition and overall market and economic environment. Event-Driven Trading Risk - involves the risk that the specific event identified may not occur as anticipated and that this may have a negative impact upon the market price of the securities involved. Foreign Investments/Emerging Markets Risk - involves special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. High Portfolio Turnover Risk - active trading of securities can increase transaction costs (thus lowering performance) and taxable distributions. Inflation Risk - Inflation, and investors’ expectation of future inflation, can impact the current value of portfolio investments, resulting in lower asset values and losses to Fund investors. Investment Style Risk - Different investment styles tend to shift in and out of favor depending on market and economic conditions and investor sentiment, and the Fund could underperform other funds that invest in similar asset classes but employ different investment styles. Large Purchase and Redemption Risk - large purchase or redemption activity could result in the Fund incurring additional costs, selling portfolio securities, investing cash, or holding a relatively large amount of cash at times when it would not otherwise do so, which could have an adverse effect on performance. Leverage Risk - use of leverage can produce volatility and may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Liquidity Risk - some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, and/or privately placed securities, may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value and if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. Market Risk and Selection Risk - one or more markets in which the Fund invests may go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Significant shocks to or disruptions of the financial markets or the real economy could adversely affect the liquidity and volatility of securities held by the Fund. Mortgage- and Asset-Based Securities Risk - these securities are subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Model and Technology Risk - involves the risk that model-based strategies, data gathering systems, order execution and trade allocation systems and risk management systems may not be successful on an ongoing basis or could contains errors, omissions, imperfections or malfunctions. Multi-Manager Risk - managers may make investment decisions which conflict with each other and as a result, the Fund could incur transaction costs without accomplishing any net investment result.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Dear Blackstone Investor,

We are pleased to present this annual shareholder report for Blackstone Alternative Investment Funds (“BAIF”) and its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”). This report includes portfolio commentary, a listing of the Fund’s investments and the Fund’s audited financial statements. Audited financial statements for the Fund cover the period from April 1, 2020 to March 31, 2021 (the “Reporting Period”).

The Fund’s investment objective is to seek capital appreciation. The Fund seeks this objective by allocating its assets among a variety of nontraditional, or “alternative,” investment strategies. Blackstone Alternative Investment Advisors LLC (the “Investment Adviser” or “BAIA”) determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among a number of affiliated and unaffiliated investment advisory organizations (each, a “Sub-Adviser” and together, the “Sub-Advisers”) with experience managing alternative investment strategies and among investment funds. BAIA also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments1. Each Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Investment Adviser allocates to it. The Investment Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Investment Adviser is also responsible for recommending the hiring, termination, and replacement of Sub-Advisers. In pursuing the Fund’s investment objective, BAIA focuses on the mitigation of market risk and seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets.

Fund Performance2

The Reporting Period was comprised of four consecutive quarters of global equity market appreciation, as accommodative monetary and fiscal policies adopted in response to the COVID-19 pandemic provided support for markets’ rebound following their swift and broad-based drawdown during the first quarter of 2020. The Fund’s collection of alternative strategies and hedge fund vehicles exhibited positive returns over the Reporting Period, outperforming the broader hedge fund universe by more than 2%3. As we look ahead to the next 12 months, we intend to continue leveraging our due diligence, risk management, and investment expertise, accumulated over our 25+ years’ experience in alternative investing, to identify compelling investment strategies and skilled sub-advisers that we believe may advance the Fund in pursuit of its objective. Furthermore, we believe that the market turbulence of the past year has provided opportunities to partner with skilled managers seeking additional capital, and we continue to leverage Blackstone Alternative

Because of the broadly diversified and low beta nature of the portfolio, the Fund is not expected to participate in the full upside of broader equity and fixed income markets. The indices referenced herein are not benchmarks or targets for the Fund.

[1]

BAIA manages a portion of the Fund’s assets directly, including direct investments into underlying investment funds. During the Reporting Period, such direct investments included allocations to funds managed by EJF Capital LLC, Aeolus Capital Management Ltd., PIMCO Investment Management, Islet Management, L.P. and Saba Capital Management. For the avoidance of doubt, direct investments into these investment funds are not considered “Blackstone Strategies” as defined in the Fund’s prospectus. BAIA allocations are subject to change and BAIA’s fees on directly managed assets are not reduced by a payment to a sub-adviser.

[2]

Performance is shown net of the Expense Ratio less waived expenses for Class I shares. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance data above. There can be no assurance that the Fund will achieve its goals or avoid losses.

[3]	As measured by the HFRX Global Hedge Fund Index.

Asset Management’s4 position as the world’s largest allocator to hedge funds to source new talent for the portfolio5. During the Reporting Period, the Fund generated a cumulative return, net of fees and expenses, of 18.34%. Over the same period, the HFRX Global Hedge Fund Index, a measure of hedge fund performance, returned 16.15%; the MSCI World Total Return Index, a measure of global equity market performance, returned 54.76%; and the Bloomberg Barclays Global Aggregate Bond Index, a measure of investment grade bond performance, returned 4.67%6.

Market and Portfolio Commentary

The Reporting Period was characterized by a constructive progression in the business cycle, as most major economies exited brief, but sharp, recessions and generally transitioned from contraction to recovery. While activity remained below 2019 levels in most major economies, rebounds in manufacturing output, employment, and household incomes, in addition to accommodative policies and positive vaccine developments, presented tailwinds for financial markets that pushed stock prices and Treasury yields higher.

In the second quarter of 2020, a marked increase in global risk appetite fueled a rebound in asset prices. Investors came to terms with the economic uncertainty caused by the COVID-19 crisis and seemingly looked past ongoing economic damage, record infections, and societal unrest. Assets supported by fiscal and monetary policy were the first to rebound, and soon investors deployed waves of capital to harvest relative value opportunities in dislocated strategies and assets. We observed approximately $55 billion in private capital raises for dislocation funds, many of which launched in June 2020 and will continue to invest for one to two years7. Notable in this rebound was the participation of retail investors, with online brokerages reporting marked increases in activity. This participation contributed to a fear-of-missing-out (“FOMO”) rally into which many initially skeptical institutional investors were dragged. Outside of equities, retail investors added more than $30 billion of net flows to high yield debt and more than $75 billion to investment-grade bonds8.

The third quarter of 2020 unfolded in three acts. First, in July, asset prices continued to recover thanks to increased risk appetite fueled by improving global outcomes in combating COVID-19. Then, the following month, the S&P 500 Index rallied 8.93%, marking its best August performance since 1986. The continuation of the FOMO rally that began in the second quarter was supported by a momentous change in the Federal Reserve’s (“Fed”) reaction function, which suggested low front-end interest rates for the next several years. In September, however, some of those gains reversed, and we saw a normalization in equity values as investors looked ahead to an uncertain U.S. election season. In fact, the S&P 500 Index dropped 11.3% peak to trough from September 2nd to September 23rd. Stimulative policies enacted by central banks, including, in some cases, negative interest rates (meaning an investor must pay the government for the privilege of lending the government money), continued to support demand for higher-yielding credits. The economic recovery was heterogenous with many segments of the economy rebounding strongly (e.g., technology, new economy, housing), while questions remained about the pace of recovery for others (e.g., retail, hospitality, office). This led to associated differences in the speed of recovery across various segments of the market and set the stage for investors to focus on COVID-19 recovery themes in the fourth quarter.

[4]	The Investment Adviser shares employees, facilities and processes with Blackstone Alternative Asset Management L.P. (“BAAM”).
[5]	Source: InvestHedge Billion Dollar Club (as of June 30, 2020) based on AUM.
[6]

The volatility of the indices presented may be materially different from that of the performance of the Fund. In addition, the indices employ different investment guidelines and criteria than the Fund; as a result, the holdings in the Fund may differ significantly from the securities that comprise the indices. The indices have not been selected to represent benchmarks for the Fund, but rather are disclosed to allow for comparison of the Fund’s performance to that of well-known and widely recognized indices. In the case of equity indices, performance of the indices reflects the reinvestment of dividends.

[7]	Bloomberg, FundFire, DowJones Factiva, Hedge Fund Alert, Pensions & Investments, Institutional Investor, and BAIA Analysis. As of May 31, 2020.
[8]	Source: Credit Suisse Research. As of July 8, 2020.

Global appetite for risk assets increased broadly over the fourth quarter of 2020 as uncertainty surrounding the U.S. Presidential Election, efficacy of a COVID-19 vaccine, and fiscal stimulus resolved. Despite ending the year with over 86 million global cases of the coronavirus, markets looked through a second wave of infections in the fall to price a robust economic recovery in 2021. From its bottom on March 23, 2020, the S&P 500 Index returned 68%, closing at a record high and increasing 16.3% for the year. In Q4, U.S. equity markets experienced a large rotation from beneficiaries of low and falling real yields to beneficiaries of an economic recovery. Large cap and growth leaders gave way to small cap and value. Value stocks, in fact, rose by 16% over the last three months, marking their best quarter since 2009, and small-cap stocks returned 24%, erasing their underperformance for the calendar year9. Further, credit instruments continued their rebound. As central banks took unprecedented action to provide significant monetary and fiscal stimulus throughout the crisis, historically low U.S. treasury yields forced investors to look elsewhere for meaningful sources of income. We observed broad appreciation of credit instruments throughout the quarter, with U.S. High Yield bonds recovering over 90% of their spread widening from March. Residential and commercial mortgage-backed securities and emerging market debt also appreciated meaningfully during the quarter.

The first quarter of 2021 saw the beginning of a return to some semblance of normalcy. Across the world, developed countries saw record COVID-19 vaccinations, with the U.S. exceeding three million doses delivered per day and subsequently loosening lockdown restrictions in many states10. Against this backdrop, robust fiscal stimulus, accommodative monetary policy, and growing strength in consumer balance sheets all provided strong support for economic growth. The White House announced more than $5.3 trillion of fiscal spending, including $1.9 trillion of COVID-19 assistance passed in March11. In sum, this stimulus represented more than 25% of 2020 U.S. GDP and more than 100% of the federal budget for fiscal year 202112. The new administration also stated is plans for even more fiscal stimulus in an effort to keep the economy growing well into 2022 and beyond, including a potential infrastructure package that may approach $3.0 trillion13. Meanwhile, the U.S. Federal Reserve reiterated that its Average Inflation Target of 2% over the long run is consistent with keeping monetary policy loose in the face of incipient inflation pressures as well as an inflation overshoot. Finally, consumer balance sheets continued to expand to record highs with total consumer assets growing by approximately $12 trillion dollars (a 9.5% increase year-over-year), with roughly half coming from appreciation of equity holdings and another 20% coming from appreciation of real estate14. As a result of these supportive conditions, the recovering economy led the median market participant to expect 6.2% of GDP growth for full year 2021, which is a growth rate not seen in the U.S. since 200515. Financial markets continued to price in this robust economic recovery, as interest rates, inflation expectations, and commodity and equity markets all appreciated with positive investor sentiment.

[9]	Value stocks refers to MSCI World Value Index; Small-cap stocks refers to MSCI World Small Cap Index.
[10]	Bloomberg, “U.S. Vaccine Doses Head for 3 Million a Day as Supply Loosens” (March 29, 2021)
[11]	Washington Post, “How the 1.9 trillion U.S. stimulus package compares with other countries’ coronavirus spending” (April 5, 2021)
[12]	The Balance, “Current US Federal Government Spending” (April 9, 2021)
[13]	NYTimes, “Biden Team Prepares $3 Trillion in New Spending for the Economy” (March 22, 2021)
[14]	U.S. Federal Reserve, Household Balance Sheet & Changes in Net Worth for Households and Nonprofit Organizations, calculated for data available for 2020 Q1 – Q4.
[15]	Bloomberg, Median Market Participant forecast of YoY Real GDP growth as of 4/12/2021.

Over the Reporting Period, the Fund’s Equity strategies contributed positively to performance (+2.50%)16. Equity Long/Short sub-strategies, which successfully captured mispricing opportunities amid heightened levels of market volatility, led gains. The Fund benefited from exposure to Financials, where greater dispersion in the sector provided opportunities for sub-advisers to generate alpha, as well as Healthcare, where newfound winners and losers emerged in the biopharmaceutical and healthcare services sub-sectors, partly in response to pandemic-related catalysts. Exposure to strategies focused on the pan-Asia geographic region offset some of the gains, as losses suffered during a broad-based de-grossing event in January outweighed profits produced throughout the rest of the Reporting Period. The Fund’s exposure to real estate investment trusts (“REITs”), which entered the Reporting Period at significantly depressed price levels on the back of the Global Shutdown, was also accretive to performance, as the increased probability of a post-vaccine world led to considerable price appreciation in COVID-impacted sectors, including travel, entertainment, and retail. Equity Market Neutral sub-strategies were only slight contributors of gains, as headwinds felt by quantitative strategies related to rotations in factors, namely moves away from growth and momentum and towards low volatility and value, led to intermittent losses throughout the Reporting Period.

Credit strategies were a large contributor to performance (+8.86%) during the Reporting Period16. Accommodative policies adopted by global central banks and governments in response to the pandemic provided support for these strategies and facilitated capital formation following the technical selling pressure that characterized the first quarter of 2020. Low and negative interest rate policies offered tailwinds for the performance of Fixed Income – Asset Backed sub-strategies, as capital returned to these arenas and credit spreads tightened. While the recovery was broad-based, greater stabilization was initially observed in residential mortgage markets, which were aided by reports of slowing loan forbearance growth and supportive fundamentals in U.S. housing markets, and less substantial price appreciation in commercial mortgages, where greater uncertainty related to the reopening of the economy weighed on corporate revenues in COVID-affected sectors. Distressed/Restructuring sub-strategies also generated gains, as sub-advisers took advantage of chances to purchase assets at prices they believed to be discounted relative to fundamentals. Sub-advisers also generated risk-adjusted returns in the stressed loan market, as a growing number of companies struggled to service debt and restructured existing financing arrangements, though losses were suffered in more defensive sectors, which lagged in the first quarter of 2021 in response to concerns regarding inflation.

Multi-Asset strategies were the largest contributor to Fund performance (+12.21%) over the Reporting Period16. Discretionary Thematic sub-strategies contributed positively to performance and benefited from exposure to emerging market credit. These exposures generated gains as sovereign and quasi-sovereign bond prices appreciated due, in part, to broader risk appetite bolstered by investor optimism and a search for yield. Easing financial conditions and support from the International Monetary Fund also reduced refinancing risk for sovereign bonds, as interest rates in the U.S. remained near-zero, LIBOR declined and more than $250 billion of financial assistance was provided to 77 countries17. Not to be outdone, aggressive actions from policy makers, including central bank interest rate cuts (e.g., Mexico, Brazil) and government stimulus measures (e.g., Russia), provided further support for prices of emerging market sovereign bonds. The Fund’s exposure to Multi-Strategy sub-strategies also aided performance and was led by profits generated by strategies focused on Special Purpose Acquisition Companies (“SPACs”). Widespread acceptance of SPACs as a vehicle for private companies to pursue an initial public offering (“IPO”) provided a conducive backdrop for these strategies throughout the Reporting Period. In fact, SPACs claimed over 50% of the IPO market in 2020 and proceeded to issue $88 billion of IPOs during the first quarter of 2021 – more than the $83 billion throughout the full year 202018. The Fund’s Reinsurance sub-strategies incurred slight losses, as prices of insurance-linked securities declined following Texas’ winter storm in February 2021.

[16]	Sub-strategy contribution is shown gross of all fees and expenses. Sub-strategy contribution is estimated and unaudited.
[17]	International Monetary Fund (“IMF”). As of July 2, 2020.
[18]	SPAC Research. As of April 1, 2021

Business Update

We are excited to announce an addition to our senior leadership. One of the hallmarks of our business is our ability to identify some of the best investment talent in the industry—not just in the managers with whom we partner, but also in the people that we hire into Blackstone—and we are pleased to announce an important and exciting addition to our firm’s leadership. Joe Dowling, ex-CIO & CEO of the Brown University Investment Office, now serves alongside John McCormick as Global Co-Head of BAAM. Joe will be responsible for all of BAAM’s investment activities, while John will manage the business.

At Brown University, Joe and his team delivered consistent outperformance, ranking first in performance among Ivy League universities over the last one, three, five, and seven years. With a strong focus on risk management and diversification, Joe and his team generated the highest Sharpe ratio among 140 U.S. college and university endowments over the last five years. Hedge funds were a prominent allocation in Brown’s endowment. Earlier in his career, Joe also ran his own long / short equity hedge fund, Narragansett, which generated strong performance with good risk control over its lifetime.

Joe is a proven leader with a strong team ethos, a commitment to diversity, low ego, and high energy. We are confident that he will bring fresh thinking, new techniques, and a network of manager relationships that will be accretive to our business.

We also wanted to share that after 19 years of distinguished service, Gideon Berger announced his intention to depart from Blackstone. Accordingly, effective as of March 10, 2021, he no longer serves as a portfolio manager of the Fund. Gideon has been an outstanding partner and has made countless contributions to our clients, people, and platform, which have helped position BAAM as the leading allocator to hedge funds globally. We are grateful to Gideon for his leadership, creativity, and commitment over the last two decades. The Fund’s other existing portfolio managers, Raymond Chan, Min Htoo, Robert Jordan, Ian Morris, Stephen Sullens, and Alberto Santulin, will continue to serve as portfolio managers of the Fund.

In reflecting on the last year, we cannot overstate the importance of your steadfast commitment to the Fund and your continued confidence in our organization. We are focused on generating attractive risk-adjusted returns and remain committed to achieving the Fund’s investment objectives. Thank you for your continued partnership.

Sincerely,

•	Raymond Chan
•	Min Htoo
•	Robert Jordan
•	Ian Morris
•	Alberto Santulin
•	Stephen Sullens

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect taxes that an investor would pay on fund distributions or on the sale of fund shares. To obtain the most recent month-end performance, visit www.bxmix.com.

Value of a $10,000 Investment Since Inception at Net Asset Value*

None of the indices presented are benchmarks or targets for the Fund.

*	The line graph represents historical performance of a hypothetical investment of $10,000 from Inception (June 16, 2014) to March 31, 2021, assuming the reinvestment of distributions.

Cumulative Total Return

	For the Year Ended March 31, 2021	Since Inception (June 16, 2014)
Class I Shares (“BXMIX”)	18.34%	20.25%
HFRX Global Hedge Fund Index	16.15%	13.16%
MSCI World Total Return Index	54.76%	93.01%
Bloomberg Barclays Global Aggregate Bond Index	4.67%	12.89%

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information

March 31, 2021

Geographic Breakdown	Percentage of Total Net Assets
North America	53.3%
Europe	1.6
Asia	0.5
South America	0.4
Middle East	0.1
Africa	0.1
Other [1,2]	14.7
Securities Sold Short	(6.8)
Other Assets and Liabilities [3]	36.1

Total	100.0%

[1]	Includes Sovereign Debt, Exchange-Traded Funds, Warrants, Rights, Commodities and Purchased Options.
[2]	See the below table for a geographic breakdown of Sovereign Debt.
[3]

Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of the balance represents cash collateral for derivatives.

Sovereign Debt Geographic Breakdown	Percentage of Total Net Assets
Africa	3.3%
Europe	2.3
Middle East	2.1
South America	0.5
North America	0.4
Asia	0.2

Total	8.8%

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2021

Portfolio Composition	Percentage of Total Net Assets
Common Stock	20.0%
Investments in Investee Funds	10.4
Sovereign Debt	8.8
Mortgage-Backed Securities	8.5
Corporate Bonds & Notes	6.1
Bank Debt	6.1
Asset-Backed Securities	3.9
Municipals	0.6
U.S. Government Sponsored Agency Securities	0.2
Exchange-Traded Funds	0.1
Convertible Bonds	0.1
Preferred Stock	0.1
Warrants	0.1
Rights	0.0 [1]
Other [2]	5.7
Securities Sold Short	(6.8)
Other Assets and Liabilities [3]	36.1

Total	100.0%

[1]	Represents less than 0.1%.
[2]	Includes Commodities and Purchased Options.
[3]

Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of the balance represents cash collateral for derivatives.

Credit Quality Allocation[1]	Percentage of Total Investments in Securities
AAA/Aaa2	0.9%
AA/Aa	0.1
A	0.2
BBB/Baa	4.9
BB/Ba	3.9
B	20.0
CCC/Caa	4.3
CC/Ca	1.1
C	0.1
D	0.4
Not Rated	19.9
Other[3]	44.2

Total Investments in Securities	100.0%

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.
[2]	Includes U.S. Government Sponsored Agency Securities that are deemed AAA/Aaa by the Investment Adviser.
[3]	Includes Common Stock, Preferred Stock, Exchange-Traded Funds, Investments in Investee Funds and Purchased Options.

Industry	Percentage of Total Net Assets
Financial Services	12.7%
Health Care Facilities & Services	1.1
Retail - Discretionary	0.9
Software & Services	0.9
Health Care	0.8
Industrial Other	0.8
Integrated Oils	0.8
Media	0.7
Real Estate	0.7
Banking	0.6
Consumer Discretionary Services	0.6
Software & Technology Services	0.6
Utilities	0.6
Oil, Gas & Coal	0.5

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2021

Industry	Percentage of Total Net Assets
Biotechnology & Pharmaceuticals	0.4%
Entertainment Resources	0.4
Machinery Manufacturing	0.4
Manufactured Goods	0.4
Pipeline	0.4
Property & Casualty Insurance	0.4
Software	0.4
Travel & Lodging	0.4
Automotive	0.3
Banks	0.3
Consumer Finance	0.3
Industrial Services	0.3
Pharmaceuticals	0.3
Restaurants	0.3
Apparel & Textile Products	0.2
Asset Management	0.2
Commercial Finance	0.2
Consumer Services	0.2
Consumer Staple Products	0.2
Containers & Packaging	0.2
Exploration & Production	0.2
Hardware	0.2
Home Improvement	0.2
Industrial Products	0.2
Iron & Steel	0.2
Oil & Gas Services & Equipment	0.2
Publishing & Broadcasting	0.2
Refining & Marketing	0.2
Specialty Finance	0.2
Tech Hardware & Semiconductors	0.2
Insurance	0.1
Aerospace & Defense	0.1
Airlines	0.1
Automobiles Manufacturing	0.1
Cable & Satellite	0.1
Casinos & Gaming	0.1
Consumer Discretionary Products	0.1
Educational Services	0.1
Entertainment Contents	0.1
Food & Beverage	0.1
Internet Media	0.1
Leisure Products	0.1
Materials	0.1
Medical Equipment & Devices	0.1
Renewable Energy	0.1
Retail & Wholesale - Staples	0.1

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2021

Industry	Percentage of Total Net Assets
Retail - Consumer Discretionary	0.1%
Telecommunications	0.1
Transportation & Logistics	0.1
Auto Parts Manufacturing	0.0	[1]
Chemicals	0.0	[1]
Commercial Services	0.0	[1]
Communications Equipment	0.0	[1]
Construction Materials	0.0	[1]
Construction Materials Manufacturing	0.0	[1]
Consumer Products	0.0	[1]
Distributors - Discretionary	0.0	[1]
Electrical Equipment	0.0	[1]
Engineering & Construction Services	0.0	[1]
Forest & Paper Products	0.0	[1]
Gaming, Lodging & Restaurants	0.0	[1]
Home & Office Products	0.0	[1]
Institutional Financial Services	0.0	[1]
Leisure Products Manufacturing	0.0	[1]
Machinery	0.0	[1]
Medical Equipment & Devices Manufacturing	0.0	[1]
Metals & Mining	0.0	[1]
Power Generation	0.0	[1]
Private Equity	0.0	[1]
Recreation Facilities & Services	0.0	[1]
Semiconductors	0.0	[1]
Supranationals	0.0	[1]
Technology Services	0.0	[1]
Waste & Environmental Services & Equipment	0.0	[1]
Wireless Telecommunications Services	0.0	[1]
Other [2]	38.3
Securities Sold Short	(6.8)
Other Assets and Liabilities[3]	36.1

Total Investments	100.0%

[1]	Represents less than 0.1%.
[2]

Includes Asset-Backed Securities, Sovereign Debt, Mortgage-Backed Securities, U.S. Government Sponsored Agency Securities, Municipals, Exchange-Traded Funds, Warrants, Rights, Investments in Investee Funds, Commodities and Purchased Options.

[3]

Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of the balance represents cash collateral for derivatives.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments

March 31, 2021

Security Description	Shares	Value

INVESTMENTS IN SECURITIES — 70.7%
COMMON STOCK — 20.0%
Asia — 0.4%
Asset Management — 0.0%
Noah Holdings Ltd., ADR (a)	2,900	$128,760

Automotive — 0.1%
NIO, Inc., ADR (a),(c)	76,500	2,981,970
Niu Technologies, ADR (a)	200	7,330

		2,989,300

Biotechnology & Pharmaceuticals — 0.0%
Sinovac Biotech Ltd. (a)	200	1,294

Financial Services — 0.3%
360 Finance, Inc., ADR (a)	10,400	270,504
Futu Holdings Ltd., ADR (a)	7,200	1,143,504
Ivanhoe Capital Acquisition Corp. (a),(b),(c)	489,387	5,079,739
L Catterton Asia Acquisition Corp. (a),(b),(c)	310,000	3,084,500
LexinFintech Holdings Ltd., ADR (a)	1,400	14,084
Qudian, Inc., ADR (a)	14,600	33,288
Silver Crest Acquisition Corp. (a),(b),(c)	468,988	4,657,051

		14,282,670

Industrial Services — 0.0%
Textainer Group Holdings Ltd. (a)	1,400	40,110

Machinery — 0.0%
China Yuchai International Ltd. (a)	745	11,532
Hollysys Automation Technologies Ltd. (a)	3,200	40,064

		51,596

Materials — 0.0%
Tantech Holdings Ltd. (a)	200	290

Media — 0.0%
Bilibili, Inc., ADR (a)	10,100	1,081,306
iClick Interactive Asia Group Ltd., ADR (a)	2,900	34,133
So-Young International, Inc., ADR (a)	300	2,961
Sogou, Inc., ADR (a)	5,500	41,525

		1,159,925

Real Estate — 0.0%
Xinyuan Real Estate Co. Ltd., ADR	500	1,405

Semiconductors — 0.0%
Himax Technologies, Inc., ADR (a)	15,800	215,670

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
MagnaChip Semiconductor Corp. (a)	8,500	$211,650
Silicon Motion Technology Corp., ADR	6,800	403,852

		831,172

Software — 0.0%
HUYA, Inc., ADR (a)	9,100	177,268
OneConnect Financial Technology Co. Ltd., ADR (a)	1,100	16,258
Sea Ltd., ADR (a)	3,100	692,013

		885,539

Software & Technology Services — 0.0%
Aurora Mobile Ltd., ADR (a)	1,100	4,653

Specialty Finance — 0.0%
FinVolution Group, ADR (a)	2,900	20,329

Tech Hardware & Semiconductors — 0.0%
Kulicke & Soffa Industries, Inc.	6,400	314,304
UTStarcom Holdings Corp. (a)	200	282

		314,586

Technology Services — 0.0%
WNS Holdings Ltd., ADR (a)	1,800	130,392

Telecommunications — 0.0%
VEON Ltd., ADR (a)	12,800	22,656

Total Asia		20,864,677

Europe — 0.3%
Biotechnology & Pharmaceuticals — 0.0%
Affimed NV (a)	12,700	100,457
CRISPR Therapeutics AG (a),(c)	16,500	2,010,525
Prothena Corp. plc (a)	7,100	178,352

		2,289,334

Chemicals — 0.0%
Orion Engineered Carbons SA (a)	6,700	132,124

Consumer Products — 0.0%
Nomad Foods Ltd. (a)	3,800	104,348

Financial Services — 0.2%
ScION Tech Growth I (a),(b),(c)	465,000	4,682,550
ScION Tech Growth II (a),(b),(c)	300,000	2,988,000

		7,670,550

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Health Care — 0.0%
Aprea Therapeutics, Inc. (a)	4,600	$23,460
Contra Aduro Biotech I (a)	1,040	0
Genfit, ADR (a)	100	462
ICON PLC (a)	2,600	510,562
Merus NV (a)	3,000	62,670
NuCana plc, ADR (a)	600	2,994
Orchard Therapeutics plc, ADR (a)	100	726
uniQure NV (a)	600	20,214

		621,088

Industrial Products — 0.0%
Luxfer Holdings plc (a)	100	2,128

Industrial Services — 0.0%
Costamare, Inc. (a)	3,500	33,670
GasLog Partners LP (a)	300	801
Performance Shipping, Inc. (a)	1,100	6,127
Tsakos Energy Navigation Ltd. (a)	40	379

		40,977

Iron & Steel — 0.0%
ArcelorMittal (a)	2,500	72,925

Media — 0.0%
Jumia Technologies AG, ADR (a)	1,700	60,282
Liberty Global PLC, Class A (a)	100	2,566
Trivago NV, ADR (a)	500	2,150

		64,998

Oil, Gas & Coal — 0.1%
BP plc (b)	166,700	677,143
BP plc, ADR	7,400	180,190
Eni SpA (b)	45,500	559,937
Equinor ASA (b)	6,650	130,074
Royal Dutch Shell plc, Class A (b),(a)	42,800	843,218
TechnipFMC plc (a)	84,000	648,480
TOTAL SA (b),(a)	29,900	1,394,660

		4,433,702

Retail—Discretionary — 0.0%
Farfetch Ltd., Class A (a)	17,400	922,548

Software & Technology Services — 0.0%
Endava plc, ADR (a)	300	25,407
Materialise NV, ADR (a)	800	28,760
Micro Focus International plc, ADR	13,800	105,984

		160,151

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Specialty Finance — 0.0%
AerCap Holdings NV (a)	800	$46,992

Transportation & Logistics — 0.0%
Diana Shipping, Inc. (a)	3,047	9,110
Golden Ocean Group Ltd. (a)	2,720	18,238
Safe Bulkers, Inc. (a)	7,400	18,130
Star Bulk Carriers Corp. (a)	2,400	35,232

		80,710

Total Europe		16,642,575

Middle East — 0.1%
Aerospace & Defense — 0.0%
Ituran Location and Control Ltd. (a)	300	6,369

Biotechnology & Pharmaceuticals — 0.0%
Compugen Ltd. (a)	1,400	12,026

Electrical Equipment — 0.0%
Camtek Ltd. (a)	900	26,910

Financial Services — 0.1%
ION Acquisition Corp. 2 Ltd. (a),(b),(c)	348,254	3,538,261

Hardware — 0.0%
Kornit Digital Ltd. (a)	300	29,736

Health Care — 0.0%
Galmed Pharmaceuticals Ltd. (a)	100	343
InspireMD, Inc. (a)	23,200	15,597

		15,940

Industrial Products — 0.0%
RADA Electronic Industries Ltd. (a)	2,200	26,422

Media — 0.0%
Wix.com Ltd. (a)	2,500	698,050

Software & Technology Services — 0.0%
Check Point Software Technologies Ltd. (a)	2,300	257,531
Perion Network Ltd. (a)	500	8,950
Sapiens International Corp. NV (a)	100	3,179

		269,660

Tech Hardware & Semiconductors — 0.0%
Radware Ltd. (a)	500	13,040

Total Middle East		4,636,414

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
North America — 19.2%
Apparel & Textile Products — 0.0%
Levi Strauss & Co., Class A	2,300	$54,993

Asset Management — 0.2%
Amplitude Healthcare Acquisition Corp., Class A (a),(b),(c)	300,000	2,982,000
Apollo Investment Corp.	6,900	94,668
Ares Capital Corp. (c)	8,000	149,680
CHP Merger Corp., Class A (a),(b)	465,000	4,608,150
Horizon Technology Finance Corp. (a)	2,300	33,074
Main Street Capital Corp. (a)	4,194	164,195
Manning & Napier, Inc. (a)	1,200	7,764
Oaktree Specialty Lending Corp.	7,500	46,500
Oxford Square Capital Corp. (a)	5,300	24,592
PennantPark Floating Rate Capital Ltd.	4,600	54,648
Portman Ridge Finance Corp.	5,233	11,303
Sixth Street Specialty Lending, Inc.	1,500	31,545
Solar Capital Ltd.	200	3,552
Solar Senior Capital Ltd.	1,300	19,110
TriplePoint Venture Growth BDC Corp.	3,700	53,465
WhiteHorse Finance, Inc.	1,800	27,306

		8,311,552

Automotive — 0.2%
Cooper-Standard Holding, Inc. (a)	2,400	87,168
Tesla, Inc. (a),(c)	12,103	8,083,957

		8,171,125

Banking — 0.6%
Arrow Financial Corp.	291	9,693
Atlantic Capital Bancshares, Inc. (a)	1,000	24,100
Bancorp, Inc. (a)	4,800	99,456
Bank of Marin Bancorp	300	11,748
Bank of NT Butterfield & Son Ltd. (a)	1,300	49,686
BankFinancial Corp.	455	4,696
Bridgewater Bancshares, Inc. (a)	300	4,845
Broadway Financial Corp. (a)	100	249
Cadence BanCorp	19,640	407,137
Carver Bancorp, Inc. (a)	300	2,724
Central Pacific Financial Corp.	1,200	32,016
CIT Group, Inc.	900	46,359
Citigroup, Inc.	22,800	1,658,700
Citizens Financial Group, Inc.	3,600	158,940
Comerica, Inc.	4,400	315,656
Farmers National Banc Corp.	800	13,360

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Financial Institutions, Inc.	800	$24,232
First BanCorp	23,600	265,736
First Community Bankshares, Inc.	400	11,996
First Financial Corp.	300	13,503
First Financial Northwest, Inc.	100	1,425
First Foundation, Inc.	100	2,346
First of Long Island Corp. (The)	100	2,125
Flushing Financial Corp.	500	10,615
FS Bancorp, Inc.	100	6,720
Great Southern Bancorp, Inc.	100	5,667
HBT Financial, Inc.	800	13,696
Heritage Commerce Corp.	3,100	37,882
HomeTrust Bancshares, Inc.	700	17,045
Horizon Bancorp, Inc.	800	14,864
Independent Bank Corp.	1,200	28,368
KeyCorp	800	15,984
Macatawa Bank Corp.	1,200	11,940
Mercantile Bank Corp.	400	12,988
Metrocity Bankshares, Inc.	100	1,538
MidWestOne Financial Group, Inc.	400	12,388
National Bankshares, Inc.	100	3,551
Northrim BanCorp, Inc.	400	17,004
OceanFirst Financial Corp. (b),(c)	990,721	23,717,861
PCB Bancorp	200	3,000
PCSB Financial Corp.	700	11,627
Peapack Gladstone Financial Corp.	900	27,792
Peoples Bancorp, Inc.	200	6,634
Popular, Inc. (c)	2,390	168,065
PRIMIS FINANCIAL Corp. (a)	800	11,632
Provident Bancorp, Inc.	500	7,200
QCR Holdings, Inc.	100	4,722
Republic First Bancorp, Inc. (a)	700	2,639
Sierra Bancorp	400	10,720
SmartFinancial, Inc.	100	2,165
Spirit of Texas Bancshares, Inc.	500	11,155
Stock Yards Bancorp, Inc.	700	35,742
Territorial Bancorp, Inc.	200	5,292
TriState Capital Holdings, Inc. (a)	1,400	32,284
TrustCo Bank Corp.	3,600	26,532
Washington Trust Bancorp, Inc.	800	41,304

		27,497,344

Biotechnology & Pharmaceuticals — 0.4%
AbbVie, Inc. (a),(c)	70,760	7,657,647
Adamas Pharmaceuticals, Inc. (a)	8,200	39,360
Agenus, Inc. (a)	9,900	26,928

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Agile Therapeutics, Inc. (a)	5,000	$10,400
Akebia Therapeutics, Inc. (a)	9,695	32,818
Aldeyra Therapeutics, Inc. (a)	10,300	122,364
Alpine Immune Sciences, Inc. (a)	1,800	19,080
Amicus Therapeutics, Inc. (a)	25,000	247,000
Apellis Pharmaceuticals, Inc. (a),(c)	10,500	450,555
Applied Genetic Technologies Corp. (a)	3,600	18,252
Aptinyx, Inc. (a)	11,700	35,100
Aravive, Inc. (a)	4,300	28,337
Arbutus Biopharma Corp. (a)	7,800	25,974
Arcturus Therapeutics Holdings Co. (a)	4,900	202,370
Arcus Biosciences, Inc. (a)	8,400	235,872
Arrowhead Pharmaceuticals, Inc. (a)	700	46,417
Arvinas Holding Co. LLC (a)	6,000	396,600
Athenex, Inc. (a)	12,700	54,610
Avid Bioservices, Inc. (a)	1,400	25,522
BioCryst Pharmaceuticals, Inc. (a)	3,900	39,663
BioDelivery Sciences International, Inc. (a)	9,900	38,709
Biohaven Pharmaceutical Holding Co. Ltd. (a)	300	20,505
Bluebird Bio, Inc. (a)	900	27,135
Bridgebio Pharma, Inc. (a)	4,900	301,840
Calithera Biosciences, Inc. (a)	2,800	6,776
Catalyst Biosciences, Inc. (a)	4,300	21,672
Catalyst Pharmaceuticals, Inc. (a)	15,900	73,299
Celldex Therapeutics, Inc. (a)	5,934	122,240
Cerecor, Inc. (a)	6,000	18,120
Chimerix, Inc. (a)	11,100	107,004
Collegium Pharmaceutical, Inc. (a)	600	14,220
CTI BioPharma Corp. (a)	13,500	39,285
Cue Biopharma, Inc. (a)	5,300	64,660
Cymabay Therapeutics, Inc. (a)	15,100	68,554
Cytokinetics, Inc. (a)	15,600	362,856
CytomX Therapeutics, Inc. (a)	9,400	72,662
Editas Medicine, Inc. (a)	10,500	441,000
Eiger BioPharmaceuticals, Inc. (a)	5,800	51,330
Enanta Pharmaceuticals, Inc. (a)	2,200	108,504
Endo International PLC (a)	4,100	30,381
Exelixis, Inc. (a)	4,700	106,173
Exicure, Inc. (a)	1,300	2,834
Fate Therapeutics, Inc. (a)	13,500	1,113,075
Five Prime Therapeutics, Inc. (a)	9,100	342,797
Flexion Therapeutics, Inc. (a)	10,900	97,555
G1 Therapeutics, Inc. (a)	9,200	221,352
GlycoMimetics, Inc. (a)	11,300	34,013
Gossamer Bio, Inc. (a)	8,200	75,850
Harpoon Therapeutics, Inc. (a)	800	16,736

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Idera Pharmaceuticals, Inc. (a)	1,300	$1,690
Immunic, Inc. (a)	3,000	47,820
ImmunoGen, Inc. (a)	43,900	355,590
Infinity Pharmaceuticals, Inc. (a)	12,300	39,729
Intellia Therapeutics, Inc. (a)	12,700	1,019,238
Intercept Pharmaceuticals, Inc. (a),(c)	4,800	110,784
Intersect ENT, Inc. (a)	3,800	79,344
Ironwood Pharmaceuticals, Inc. (a)	600	6,708
Kadmon Holdings, Inc. (a)	21,800	84,802
Karyopharm Therapeutics, Inc. (a)	12,700	133,604
Kezar Life Sciences, Inc. (a)	3,500	20,860
Kura Oncology, Inc. (a)	11,700	330,759
Leap Therapeutics, Inc. (a)	12,200	23,180
Lineage Cell Therapeutics, Inc. (a)	31,900	74,965
MannKind Corp. (a)	41,271	161,782
MEI Pharma, Inc. (a)	15,800	54,194
MeiraGTx Holdings plc (a)	100	1,443
Merck & Co., Inc. (c)	18,200	1,403,038
Mersana Therapeutics, Inc. (a)	11,100	179,598
Millendo Therapeutics, Inc. (a)	4,000	4,800
Mustang Bio, Inc. (a)	8,000	26,560
Myovant Sciences Ltd. (a)	400	8,232
Navidea Biopharmaceuticals, Inc. (a)	1,500	3,030
Omthera Pharmaceutical, Inc. (a)	700	0
OncoSec Medical, Inc. (a)	2,100	10,017
Organogenesis Holdings, Inc . (a)	5,000	91,100
Otonomy, Inc. (a)	7,800	19,890
Precigen, Inc. (a)	9,800	67,522
Provention Bio, Inc. (a)	13,900	145,881
Recro Pharma, Inc. (a)	2,000	5,580
Sage Therapeutics, Inc. (a),(c)	5,400	404,190
Seres Therapeutics, Inc. (a)	1,500	30,885
Spectrum Pharmaceuticals, Inc. (a)	26,900	87,694
Stoke Therapeutics, Inc. (a)	100	3,884
Strongbridge Biopharma plc (a)	8,500	23,460
Surface Oncology, Inc. (a)	2,700	21,060
Syndax Pharmaceuticals, Inc. (a)	9,900	221,364
Synlogic, Inc. (a)	8,600	30,788
Syros Pharmaceuticals, Inc. (a)	6,300	47,124
United Therapeutics Corp. (a)	1	167
USANA Health Sciences, Inc. (a)	1,200	117,120
VBI Vaccines, Inc. (a)	1,200	3,732
Viking Therapeutics, Inc. (a)	16,300	103,098
VistaGen Therapeutics, Inc. (a)	10,900	23,217
Xencor, Inc. (a)	100	4,306
Xenon Pharmaceuticals, Inc. (a)	700	12,530
ZIOPHARM Oncology, Inc. (a)	13,500	48,600

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Zymeworks, Inc. (a)	5,300	$167,374

		19,578,339

Chemicals — 0.0%
AdvanSix, Inc. (a)	2,200	59,004
Axalta Coating Systems Ltd. (a)	11,400	337,212
Ingevity Corp. (a)	3,000	226,590
Mosaic Co.	12,100	382,481
Rayonier Advanced Materials, Inc. (a)	11,300	102,491
Venator Materials plc (a)	10,000	46,300

		1,154,078

Commercial Services — 0.0%
ARC Document Solutions, Inc. (a)	2,500	5,275
Avalara, Inc. (a)	800	106,744
BrightView Holdings, Inc. (a)	400	6,748
CRA International, Inc.	400	29,856
Emerald Holding, Inc. (a)	2,000	11,040
Insperity, Inc.	1,400	117,236
ShotSpotter, Inc. (a)	600	21,042
SP Plus Corp. (a)	1,900	62,301
Viad Corp. (a)	1,900	79,325

		439,567

Construction Materials — 0.0%
Forterra, Inc. (a)	8,700	202,275

Consumer Discretionary Products — 0.1%
American Axle & Manufacturing Holdings, Inc. (a)	4,100	39,606
American Outdoor Brands, Inc. (a)	300	7,560
Caesarstone Ltd. (a)	1,400	19,222
Callaway Golf Co. (a)	10,600	283,550
Camping World Holdings, Inc., Class A	2,400	87,312
Canada Goose Holdings, Inc. (a)	400	15,700
Casper Sleep, Inc. (a)	2,500	18,100
Charles & Colvard Ltd. (a)	1,500	4,440
Cornerstone Building Brands, Inc. (a)	1,500	21,045
Crocs, Inc. (a)	7,400	595,330
Culp, Inc.	700	10,773
Flexsteel Industries, Inc.	700	24,395
Ford Motor Co. (a)	146,800	1,798,300
Funko, Inc., Class A (a)	7,900	155,472
Goodyear Tire & Rubber Co. (a)	12,900	226,653
Green Brick Partners, Inc. (a)	900	20,412
Griffon Corp.	1,100	29,887
Herman Miller, Inc.	4,600	189,290

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
iRobot Corp. (a)	1,400	$171,052
JAKKS Pacific, Inc. (a)	100	713
JELD-WEN Holding, Inc. (a)	600	16,614
Kimball International, Inc., Class B	1,400	19,600
Masco Corp.	2,000	119,800
Meritage Homes Corp. (a)	600	55,152
Modine Manufacturing Co. (a)	5,000	73,850
Mohawk Group Holdings, Inc. (a)	400	11,800
Movado Group, Inc.	1,200	34,140
New Home Co., Inc. (a)	300	1,572
OneWater Marine, Inc., Class A (a)	200	7,992
Polaris, Inc.	6,200	827,700
Superior Industries International, Inc. (a)	5,600	31,808
Tapestry, Inc. (a),(c)	4,000	164,840
Tenneco, Inc., Class A (a)	14,600	156,512
Toll Brothers, Inc. (a)	500	28,365
TRI Pointe Group, Inc. (a)	1,900	38,684
Under Armour, Inc., Class A (a)	18,000	398,880
Unifi, Inc. (a)	1,700	46,852
VF Corp.	401	32,048
Wolverine World Wide, Inc.	100	3,832
YETI Holdings, Inc. (a)	900	64,989

		5,853,842

Consumer Discretionary Services — 0.2%
Aaron’s Co., Inc. (The)	1,000	25,680
AZEK Co., Inc. (The) (a)	1,100	46,255
Bloomin’ Brands, Inc. (a)	200	5,410
Bluegreen Vacations Holding Corp. (a)	400	7,416
Boyd Gaming Corp. (a)	2,000	117,920
Carriage Services, Inc.	1,400	49,266
Carrols Restaurant Group, Inc. (a)	300	1,795
Century Casinos, Inc. (a)	2,100	21,567
Chegg, Inc. (a)	2,700	231,282
Del Taco Restaurants, Inc.	4,200	40,236
DineEquity, Inc. (a)	100	9,003
Drive Shack, Inc. (a)	14,033	45,046
Golden Entertainment, Inc. (a)	1,600	40,416
Hilton Grand Vacations, Inc. (a)	100	3,749
Jack in the Box, Inc.	5,000	548,900
Lindblad Expeditions Holdings, Inc. (a)	1,900	35,910
Marcus Corp. (a)	2,300	45,977
McDonald’s Corp. (c)	29,100	6,522,474
Medifast, Inc.	1,900	402,458
Monarch Casino & Resort, Inc. (a)	1,100	66,682
Papa John’s International, Inc. (c)	5,700	505,248

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Penn National Gaming, Inc. (a)	10,000	$1,048,400
Ruth’s Hospitality Group, Inc. (a)	400	9,932
SeaWorld Entertainment, Inc. (a)	10,900	541,403
Select Interior Concepts, Inc., Class A (a)	2,400	17,280
Service Corp. International/US	7,600	387,980
Shake Shack, Inc., Class A (a)	500	56,385
Six Flags Entertainment Corp. (a)	1,500	69,705
Stride, Inc. (a)	7,100	213,781
Vail Resorts, Inc. (a)	1,500	437,490
Waitr Holdings, Inc. (a)	13,200	38,676
Wingstop, Inc. (c)	6,500	826,605

		12,420,327

Consumer Products — 0.0%
Contra Restorbio, Inc. (a)	1,142	0
elf Beauty, Inc. (a)	400	10,732
Nu Skin Enterprises, Inc., Class A	800	42,312

		53,044

Consumer Services — 0.0%
2U, Inc. (a)	15,200	581,096
American Public Education, Inc. (a)	400	14,252
Perdoceo Education Corp (a)	7,000	83,720
WW International, Inc. (a)	1,600	50,048

		729,116

Consumer Staple Products — 0.2%
Aphria, Inc. (a)	5,100	93,687
AquaBounty Technologies, Inc. (a)	15,600	104,520
BellRing Brands, Inc., Class A (a)	400	9,444
Canopy Growth Corp. (a)	14,300	458,029
Church & Dwight Co., Inc.	1,900	165,965
Coca-Cola Co.	16,500	869,715
Farmer Brothers Co. (a)	1,400	14,616
General Mills, Inc. (c)	24,600	1,508,472
HEXO Corp. (a)	1,700	11,016
Hormel Foods Corp.	26,300	1,256,614
Hostess Brands, Inc. (a)	8,000	114,720
JM Smucker Co.	4,500	569,385
Kimberly-Clark Corp. (c)	14,800	2,057,940
McCormick & Co., Inc.	4,600	410,136
Molson Coors Brewing Co., Class B (a)	1,700	86,955
Mondelez International, Inc., Class A	26,500	1,551,045
PepsiCo, Inc.	300	42,435
SunOpta, Inc. (a)	500	7,385
Tyson Foods, Inc., Class A (a)	18,900	1,404,270

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Vital Farms, Inc. (a)	100	$2,184

		10,738,533

Containers & Packaging — 0.0%
O-I Glass, Inc. (a)	500	7,370

Distributors—Discretionary — 0.0%
KAR Auction Services, Inc. (a)	4,100	61,500

Electrical Equipment — 0.0%
Babcock & Wilcox Enterprises, Inc. (a)	7,700	72,919
Capstone Turbine Corp. (a)	1,052	9,615
Carrier Global Corp.	500	21,110
LSI Industries, Inc.	1,200	10,236
SMART Global Holdings, Inc. (a)	3,400	156,468

		270,348

Engineering & Construction Services — 0.0%
frontdoor, Inc. (a)	300	16,125
Iteris, Inc. (a)	2,300	14,191
Mistras Group, Inc. (a)	1,900	21,679
Orion Group Holdings, Inc. (a)	2,900	17,603

		69,598

Financial Services — 11.5%
26 Capital Acquisition Corp. (a),(b),(c)	527,701	5,298,118
7GC & Co. Holdings, Inc. (a),(b),(c)	436,939	4,439,300
890 5th Avenue Partners, Inc. (a),(b),(c)	127,300	1,273,000
ABG Acquisition Corp. I (a),(b),(c)	300,000	2,967,000
Accelerate Acquisition Corp. (a),(b)	310,000	3,078,300
ACRES Commercial Realty Corp. (a)	2,033	29,662
Adit EdTech Acquisition Corp. (a),(b),(c)	214,900	2,118,054
AG Mortgage Investment Trust, Inc.	3,600	14,508
Alliance Data Systems Corp.	929	104,132
Alpha Capital Acquisition Co. (a),(b),(c)	417,953	4,158,632
Apollo Strategic Growth Capital (a),(b),(c)	439,000	4,521,700
Apollo Strategic Growth Capital II (a),(b),(c)	450,000	4,491,000
Arbor Realty Trust, Inc.	200	3,180
ArcLight Clean Transition Corp. II (a),(b)	310,000	3,100,000
Ares Acquisition Corp. (a),(b),(c)	425,500	4,255,000
Arlington Asset Investment Corp., Class A (a)	800	3,232
ARMOUR Residential REIT, Inc.	700	8,540
Athena Technology Acquisition Corp. (a),(b),(c)	81,000	801,090
Athlon Acquisition Corp. (a),(b),(c)	465,000	4,598,850
Atlas Crest Investment Corp. II (a),(b),(c)	421,140	4,213,506
Austerlitz Acquisition Corp. I (a),(b),(c)	242,900	2,438,716
Austerlitz Acquisition Corp. II (a),(b),(c)	465,000	4,663,950

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Authentic Equity Acquisition Corp. (a),(b),(c)	550,000	$5,439,500
Biotech Acquisition Co. (a),(b),(c)	465,000	4,598,850
BlackRock Capital Investment Corp.	9,081	30,421
BlackRock TCP Capital Corp.	7,200	99,576
Blucora, Inc. (a)	1,300	21,632
BlueRiver Acquisition Corp. (a),(b),(c)	142,900	1,424,713
Boston Private Financial Holdings, Inc.	100	1,332
Broadmark Realty Capital, Inc.	900	9,414
Broadscale Acquisition Corp. (a),(b)	465,000	4,608,150
Cannae Holdings, Inc. (a)	100	3,962
Capital Southwest Corp.	400	8,864
Capitala Finance Corp. (a)	483	7,458
Capstar Special Purpose Acquisition Corp., Class A (a),(b),(c)	537,300	5,244,048
Cartesian Growth Corp. (a),(b),(c)	394,700	3,927,265
CC Neuberger Principal Holdings II, Class A (a),(b),(c)	465,000	4,584,900
CC Neuberger Principal Holdings III (a),(b),(c)	405,677	4,052,713
CF Acquisition Corp. IV (a),(b),(c)	465,000	4,663,950
CF Acquisition Corp. V (a),(b),(c)	465,000	4,640,700
CF Acquisition Corp. VI (a),(b),(c)	450,000	4,455,000
CF Acquisition Corp. VIII (a),(b),(c)	310,000	3,075,200
Cherry Hill Mortgage Investment Corp.	3,700	34,558
Churchill Capital Corp. V (a),(b),(c)	367,801	3,751,570
Churchill Capital Corp. VI (a),(b),(c)	300,000	3,018,000
Churchill Capital Corp. VII (a),(b),(c)	164,831	1,643,365
Climate Real Impact Solutions II Acquisition Corp. (a),(b),(c)	407,004	4,070,040
Colicity, Inc. (a),(b),(c)	465,000	4,696,500
Colonnade Acquisition Corp. II (a),(b),(c)	310,000	3,053,500
Compute Health Acquisition Corp. (a),(b),(c)	465,000	4,691,850
Consumer Portfolio Services, Inc. (a)	100	403
Corazon Capital V838 Monoceros Corp. (a),(b)	310,000	3,084,500
Corner Growth Acquisition Corp. (a),(b),(c)	465,000	4,696,500
COVA Acquisition Corp. (a),(b),(c)	186,700	1,857,665
Cowen, Inc., Class A	3,900	137,085
Decarbonization Plus Acquisition Corp. II (a),(b),(c)	325,674	3,276,280
Decarbonization Plus Acquisition Corp. III (a),(b)	424,481	4,227,831
DFP Healthcare Acquisitions Corp., Class A (a),(b),(c)	465,000	4,631,400
DiamondHead Holdings Corp. (a),(b)	465,000	4,608,150
Discover Financial Services	300	28,497
dMY Technology Group, Inc. IV (a),(b),(c)	465,000	4,668,693
Dragoneer Growth Opportunities Corp. III, Class A (a),(b)	270,531	2,735,068
Dynex Capital, Inc.	100	1,893
E.Merge Technology Acquisition Corp., Class A (a),(b),(c)	620,000	6,045,000

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
ECP Environmental Growth Opportunities Corp. (a),(b),(c)	300,000	$3,009,000
EJF Acquisition Corp. (a),(b),(c)	310,000	3,084,500
Ellington Residential Mortgage REIT	1,500	18,465
Empowerment & Inclusion Capital I Corp. (a),(b),(c)	286,500	2,824,890
Entasis Therapeutics Holdings, Inc. (a)	100	214
Epiphany Technology Acquisition Corp. (a),(b),(c)	291,000	2,918,730
Executive Network Partnering Corp., Class A (a),(b)	465,000	4,519,800
EZCORP, Inc., Class A (a)	1,300	6,461
Federated Investors, Inc., Class B	2,400	75,120
Fidus Investment Corp.	3,400	52,870
Fifth Wall Acquisition Corp. I, Class A (a),(b),(c)	352,388	3,523,880
Figure Acquisition Corp. I (a),(b),(c)	355,047	3,593,076
FinServ Acquisition Corp. II (a),(b),(c)	313,923	3,128,243
Fintech Evolution Acquisition Group (a),(b),(c)	310,000	3,059,700
FirstMark Horizon Acquisition Corp. (a),(b),(c)	346,200	3,642,024
Forest Road Acquisition Corp. II (a),(b),(c)	310,000	3,087,600
Fortistar Sustainable Solutions Corp. (a),(b),(c)	208,700	2,066,130
Forum Merger IV Corp. (a),(b)	310,000	3,069,000
Frontier Acquisition Corp. (a),(b),(c)	310,000	3,078,300
FS Development Corp. II, Class A (a),(b),(c)	470,475	4,685,931
FS KKR Capital Corp.	700	13,881
FTAC Hera Acquisition Corp. (a),(b),(c)	310,000	3,096,900
FTAC Parnassus Acquisition Corp. (a),(b),(c)	310,000	3,078,300
G Squared Ascend I, Inc. (a),(b),(c)	450,000	4,500,000
Gladstone Investment Corp.	1,100	13,453
Global Synergy Acquisition Corp. (a),(b),(c)	509,300	5,072,628
GO Acquisition Corp., Class A (a),(b),(c)	465,000	4,580,250
Gores Guggenheim, Inc. (a),(b)	283,700	2,817,141
Gores Holdings VII, Inc. (a),(b),(c)	146,053	1,454,688
Gores Holdings VIII, Inc. (a),(b),(c)	310,000	3,100,000
Gores Metropoulos II, Inc. (a),(b),(c)	346,655	3,508,149
Gores Technology Partners II, Inc. (a),(b),(c)	310,000	3,090,700
Gores Technology Partners, Inc. (a),(b),(c)	211,498	2,121,325
Granite Point Mortgage Trust, Inc.	1,200	14,364
Great Elm Capital Corp.	1,623	5,518
Greenhill & Co., Inc.	1,300	21,424
HealthCor Catalio Acquisition Corp., Class A (a),(b),(c)	480,000	4,800,000
Hennessy Capital Investment Corp. V (a),(b),(c)	461,046	4,665,786
HIG Acquisition Corp. (a),(b),(c)	465,000	4,761,600
Horizon Acquisition Corp., Class A (a),(b),(c)	311,250	3,075,150
Hudson Executive Investment Corp. II (a),(b),(c)	504,450	4,948,655
Independence Holdings Corp. (a),(b),(c)	162,100	1,621,000
International Money Express, Inc. (a)	200	3,002
InterPrivate II Acquisition Corp. (a),(b),(c)	269,479	2,665,147
Isleworth Healthcare Acquisi (b),(a)	228,868	2,217,731
Janus Henderson Group plc (a)	700	21,805

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Jaws Mustang Acquisition Corp. (a),(b),(c)	531,900	$5,398,785
Jefferies Financial Group, Inc. (a)	7,800	234,780
Kensington Capital Acquisition Corp. II (a),(b),(c)	310,000	3,180,600
Khosla Ventures Acquisition Co. (a),(b),(c)	465,000	4,696,500
Khosla Ventures Acquisition Co. II, Class A (a),(b)	185,100	1,867,659
Khosla Ventures Acquisition Co. III, Class A (a),(b)	372,000	3,716,280
Kismet Acquisition Three Corp. (a),(b),(c)	334,955	3,309,355
KKR Acquisition Holdings I Corp. (a),(b),(c)	465,000	4,654,650
Ladder Capital Corp.	1,900	22,420
Landcadia Holdings IV, Inc. (a),(b)	465,000	4,603,500
Lazard Growth Acquisition Corp. I (a),(b),(c)	450,000	4,500,000
LDH Growth Corp. I (a),(b)	310,000	3,137,200
Lead Edge Growth Opportunities Ltd. (a),(b),(c)	434,621	4,333,171
Leo Holdings III Corp. (a),(b),(c)	310,000	3,038,000
Lifesci Acquisition II Corp. (a),(b),(c)	100,527	1,019,344
Live Oak Acquisition Corp. II (a),(b),(c)	230,700	2,413,122
Live Oak Mobility Acquisition Corp. (a),(b),(c)	310,000	3,093,800
Longview Acquisition Corp. II (a),(b)	370,200	3,716,808
Marlin Technology Corp. (a),(b),(c)	620,000	6,125,600
Marquee Raine Acquisition Corp. (a),(b),(c)	363,900	3,711,780
Mason Industrial Technology, Inc. (a),(b)	465,000	4,622,100
Medallion Financial Corp. (a)	1,300	9,165
Monroe Capital Corp.	1,900	19,076
Montes Archimedes Acquisition Corp. (a),(b)	448,000	4,569,600
Moringa Acquisition Corp. (a),(b),(c)	300,000	2,979,000
Motive Capital Corp. (a),(b),(c)	363,900	3,657,195
MSD Acquisition Corp. (a),(b)	324,154	3,290,163
Newtek Business Services Corp.	1,300	34,710
Nexpoint Real Estate Finance, Inc. (a)	800	14,864
NextGen Acquisition Corp. II (a),(b)	310,000	3,069,000
NightDragon Acquisition Corp. (a),(b),(c)	465,000	4,743,000
Noble Rock Acquisition Corp. (a),(b),(c)	600,000	5,934,000
North Mountain Merger Corp., Class A (a),(b)	465,000	4,575,600
Northern Genesis Acquisition Corp. III (a),(b)	465,000	4,640,700
Northern Star Investment Corp. III (a),(b),(c)	310,000	3,084,500
Northern Star Investment Corp. IV (a),(b),(c)	310,000	3,075,200
Novus Capital Corp. II (a),(b),(c)	364,199	3,641,990
OCA Acquisition Corp. (a),(b),(c)	467,500	4,670,325
Ocwen Financial Corp. (a)	894	25,416
Omega Alpha SPAC, Class A (a),(b),(c)	136,000	1,346,400
One Equity Partners Open Water I Corp. (a),(b),(c)	430,200	4,289,094
OneMain Holdings, Inc.	900	48,348
Oppenheimer Holdings, Inc., Class A	100	4,005
Orion Acquisition Corp. (a),(b),(c)	465,000	4,645,350
Pathfinder Acquisition Corp. (a),(b),(c)	450,000	4,455,000
PennantPark Investment Corp.	10,100	57,065
Periphas Capital Partnering Corp. (a),(b)	186,000	4,566,300

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Pine Technology Acquisition Corp. (a),(b),(c)	235,016	$2,331,359
Pioneer Merger Corp. (a),(b),(c)	241,268	2,410,267
Pivotal Investment Corp. III (a),(b),(c)	300,000	3,000,000
Plum Acquisition Corp. I (a),(b),(c)	310,000	3,084,500
Poema Global Holdings Corp. (a),(b),(c)	465,000	4,654,650
Pontem Corp. (a),(b)	465,000	4,603,500
Powered Brands (a),(b),(c)	465,000	4,589,550
PRA Group, Inc. (a)	100	3,707
PROG Holdings, Inc. (a)	5,600	242,424
PropTech Investment Corp. II (a),(b),(c)	361,500	3,683,685
RedBall Acquisition Corp. (a),(b),(c)	465,000	4,626,750
Regional Management Corp.	100	3,466
Reinvent Technology Partners Y (a),(b),(c)	465,000	4,668,600
Revolution Healthcare Acquisition Corp. (a),(b),(c)	465,000	4,673,250
Rotor Acquisition Corp. (a),(b),(c)	285,200	2,854,852
Science Strategic Acquisition Corp. Alpha (a),(b)	465,000	4,622,100
Sculptor Capital Management, Inc.	800	17,504
SCVX Corp., Class A (a),(b),(c)	428,572	4,225,720
Senior Connect Acquisition Corp. I (a),(b),(c)	310,000	3,121,700
Silver Spike Acquisition Corp. II (a),(b),(c)	310,000	3,081,400
Slam Corp. (a),(b),(c)	449,298	4,457,036
Soaring Eagle Acquisition Corp. (a),(b),(c)	310,000	3,137,200
Spartan Acquisition Corp. III (a),(b),(c)	450,000	4,513,500
Sports Entertainment Acquisition Corp. (a),(b)	423,000	4,339,980
Stellus Capital Investment Corp.	900	11,430
Supernova Partners Acquisition Co. II Ltd. (a),(b),(c)	465,000	4,668,600
SVF Investment Corp. 2 (a),(b),(c)	310,000	3,131,000
SVF Investment Corp. 3 (a),(b),(c)	310,000	3,131,000
Tailwind International Acquisition Corp. (a),(b),(c)	300,000	2,967,000
TCG BDC, Inc.	4,200	55,440
Tekkorp Digital Acquisition Corp. (a),(b),(c)	423,000	4,323,060
Thoma Bravo Advantage, Class A (a),(b),(c)	217,058	2,268,256
Thunder Bridge Capital Partners III, Inc. (a),(b),(c)	198,200	1,960,198
Trebia Acquisition Corp., Class A (a),(b),(c)	465,000	4,631,400
Trepont Acquisition Corp. I (a),(b),(c)	465,000	4,743,000
TWC Tech Holdings II Corp., Class A (a),(b),(c)	465,000	4,575,600
TZP Strategies Acquisition Corp. (a),(b),(c)	447,500	4,457,100
Vector Acquisition Corp. II, Class A (a),(b),(c)	646,057	6,395,964
Virgin Group Acquisition Corp. II (a),(b)	310,000	3,078,300
VPC Impact Acquisition Holdings III, Inc. (a),(b),(c)	110,200	1,087,674
Vy Global Growth (a),(b),(c)	261,152	2,715,981
Vy Global Growth, Class A (a),(b),(c)	219,113	2,217,424
Waddell & Reed Financial, Inc., Class A (a)	100	2,505
Warburg Pincus Capital Corp. I-A (a),(b),(c)	310,000	3,124,800
Warburg Pincus Capital Corp. I-B (a),(b),(c)	310,000	3,093,800
Yucaipa Acquisition Corp., Class A (a),(b),(c)	465,000	4,580,250
Z-Work Acquisition Corp. (a),(b),(c)	134,800	1,346,652

		575,501,651

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Forest & Paper Products — 0.0%
Resolute Forest Products, Inc. (a)	6,400	$70,080
Verso Corp., Class A	2,800	40,852

		110,932

Gaming, Lodging & Restaurants — 0.0%
Cracker Barrel Old Country Store, Inc. (a)	1,000	172,880
Everi Holdings, Inc. (a)	18,900	266,679
International Game Technology plc (a)	13,200	211,860
J Alexander’s Holdings, Inc. (a)	500	4,820
Noodles & Co. (a)	4,200	43,470
Playa Hotels & Resorts NV (a)	4,300	31,390
Red Rock Resorts, Inc., Class A (a)	6,700	218,353
Restaurant Brands International, Inc.	21	1,365
Scientific Games Corp., Class A (a)	5,000	192,600
Wendy’s Co.	49,200	996,792

		2,140,209

Hardware — 0.2%
Airgain, Inc. (a)	1,000	21,190
Anterix, Inc. (a)	1,900	89,604
Casa Systems, Inc. (a)	5,800	55,274
Cisco Systems, Inc. (a),(c)	137,800	7,125,638
Clearfield, Inc. (a)	100	3,013
Dell Technologies Inc., Class C (a)	10,530	928,220
Dolby Laboratories, Inc., Class A	2,400	236,928
Extreme Networks, Inc. (a)	22,800	199,500
InterDigital, Inc.	1,600	101,520
Maxar Technologies, Inc.	200	7,564
NETGEAR, Inc. (a)	2,500	102,750
PagerDuty, Inc. (a)	9,300	374,139
PlayAGS, Inc. (a)	7,300	58,984
Pure Storage, Inc., Class A (a)	25,400	547,116
Sonos, Inc. (a)	26,300	985,461
Stratasys Ltd. (a)	14,200	367,780
ViaSat, Inc. (a)	6,600	317,262
Vishay Precision Group, Inc. (a)	800	24,648
Vocera Communications, Inc. (a)	5,100	196,146
VOXX International Corp. (a)	1,600	30,496
Xerox Holdings Corp.	2,800	67,956

		11,841,189

Health Care — 0.8%
10X Genomics, Inc., Class A (a)	800	144,800
89bio, Inc. (a)	2,100	49,728
9 Meters Biopharma, Inc. (a)	22,900	26,793

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Abbott Laboratories	1,800	$215,712
ABIOMED, Inc. (a)	200	63,746
ACADIA Pharmaceuticals, Inc. (a)	1,000	25,800
Accuray, Inc. (a)	14,100	69,795
AcelRx Pharmaceuticals, Inc. (a)	100	170
Aclaris Therapeutics, Inc. (a)	800	20,160
Acutus Medical, Inc. (a)	100	1,337
Adicet Bio, Inc. (a)	1,242	16,245
Adverum Biotechnologies, Inc. (a)	16,800	165,648
Aeglea BioTherapeutics, Inc. (a)	200	1,584
Aerie Pharmaceuticals, Inc. (a)	1,400	25,018
Aileron Therapeutics, Inc. (a)	2,700	3,861
Akero Therapeutics, Inc. (a)	2,800	81,228
Albireo Pharma, Inc. (a)	3,700	130,425
Alector, Inc. (a)	6,700	134,938
Alexion Pharmaceuticals, Inc. (a)	200	30,582
Align Technology, Inc. (a)	200	108,306
Allakos, Inc. (a)	100	11,478
Allena Pharmaceuticals, Inc. (a)	3,300	4,587
Allogene Therapeutics, Inc. (a)	8,100	285,930
Allovir, Inc. (a)	100	2,340
Altimmune, Inc. (a)	5,300	74,889
Amedisys, Inc. (a)	1,200	317,748
Amneal Pharmaceuticals, Inc. (a)	3,500	23,555
AnaptysBio, Inc. (a)	5,700	122,835
ANI Pharmaceuticals, Inc. (a)	700	25,298
Anika Therapeutics, Inc. (a)	1,500	61,185
Antares Pharma, Inc. (a)	21,100	86,721
Anthem, Inc. (c)	8,400	3,015,180
Aptevo Therapeutics, Inc. (a)	100	3,052
Arcutis Biotherapeutics, Inc. (a)	700	20,251
Ardelyx, Inc. (a)	12,000	79,440
Arena Pharmaceuticals, Inc. (a)	800	55,512
Assembly Biosciences, Inc. (a)	8,400	38,640
Atara Biotherapeutics, Inc. (a)	14,200	203,912
Avantor, Inc. (a)	500	14,465
AVEO Pharmaceuticals, Inc. (a)	4,200	30,744
Avrobio, Inc. (a)	1,400	17,766
Axsome Therapeutics, Inc. (a)	1,000	56,620
Baudax Bio, Inc. (a)	1,300	1,677
Bausch Health Cos., Inc. (a)	4,300	136,482
Baxter International, Inc. (c)	45,900	3,871,206
Becton Dickinson and Co.	3,900	948,285
Berkeley Lights, Inc. (a)	1,800	90,414
Beyond Air, Inc. (a)	4,500	24,750
Beyondspring, Inc. (a)	100	1,107
Bioxcel Therapeutics, Inc. (a)	700	30,212

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Black Diamond Therapeutics, Inc. (a)	700	$16,982
BrainStorm Cell Therapeutics, Inc. (a)	1,800	6,894
Brickell Biotech, Inc. (a)	1,000	1,090
Brookdale Senior Living, Inc. (a)	3,409	20,624
Cantel Medical Corp. (a)	6,500	518,960
Cara Therapeutics, Inc. (a)	6,000	130,260
Cardiff Oncology, Inc. (a)	8,100	75,006
CASI Pharmaceuticals, Inc. (a)	1,100	2,640
Castle Biosciences, Inc. (a)	600	41,076
Catabasis Pharmaceuticals, Inc. (a)	400	1,156
Cellectar Biosciences, Inc. (a)	10,900	17,549
Cerus Corp. (a)	1,800	10,818
Checkpoint Therapeutics, Inc. (a)	3,400	10,676
Chinook Therapeutics, Inc. (a)	1,620	25,175
Cidara Therapeutics, Inc. (a)	300	798
Clearside Biomedical, Inc. (a)	9,800	24,206
Community Health Systems, Inc. (a)	25,100	339,352
Concert Pharmaceuticals, Inc. (a)	2,100	10,479
Conformis, Inc. (a)	2,900	2,871
Constellation Pharmaceuticals, Inc. (a)	1,100	25,729
Corbus Pharmaceuticals Holdings, Inc. (a)	800	1,576
CorMedix, Inc. (a)	2,400	23,976
Corvus Pharmaceuticals, Inc. (a)	3,700	11,396
CRH Medical Corp. (a)	11,900	47,005
Crinetics Pharmaceuticals, Inc. (a)	100	1,528
Cutera, Inc. (a)	2,300	69,115
Cyclerion Therapeutics, Inc. (a)	2,600	7,254
Denali Therapeutics, Inc. (a)	7,200	411,120
Dicerna Pharmaceuticals, Inc. (a)	5,900	150,863
Durect Corp. (a)	23,400	46,332
Dyne Therapeutics, Inc. (a)	100	1,553
Eagle Pharmaceuticals, Inc. (a)	1,700	70,958
Edwards Lifesciences Corp. (a)	1,500	125,460
ElectroCore, Inc. (a)	3,100	6,386
Eton Pharmaceuticals, Inc. (a)	500	3,660
Evelo Biosciences, Inc. (a)	600	6,420
EyeGate Pharmaceuticals, Inc. (a)	1,000	4,980
Eyenovia, Inc. (a)	1,500	7,665
EyePoint Pharmaceuticals, Inc. (a)	100	1,016
FONAR Corp. (a)	400	7,236
Fortress Biotech, Inc. (a)	4,600	16,238
Genocea Biosciences, Inc. (a)	7,700	20,867
Geron Corp. (a)	39,300	62,094
Globus Medical, Inc., Class A (a)	700	43,169
Graybug Vision, Inc. (a)	100	555
Gritstone Oncology, Inc. (a)	500	4,715
Haemonetics Corp. (a)	400	44,404

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Halozyme Therapeutics, Inc. (a)	400	$16,676
Harrow Health, Inc. (a)	3,100	20,925
Harvard Bioscience, Inc. (a)	2,800	15,288
Hill-Rom Holdings, Inc.	1,400	154,672
Hologic, Inc. (a)	10,200	758,676
Hookipa Pharma, Inc. (a)	200	2,690
iCAD, Inc. (a)	600	12,732
Ideaya Biosciences, Inc. (a)	3,300	77,550
Illumina, Inc. (a)	100	38,406
Immunovant, Inc. (a)	11,900	190,876
InfuSystem Holdings, Inc. (a)	1,000	20,360
Inmode Ltd. (a)	4,800	347,376
Intuitive Surgical, Inc. (a)	500	369,470
Invacare Corp. (a)	1,100	8,822
Ionis Pharmaceuticals, Inc. (a)	9,800	440,608
Iovance Biotherapeutics, Inc. (a)	400	12,664
IsoRay, Inc. (a)	800	872
Iterum Therapeutics plc (a)	2,700	3,807
IVERIC bio, Inc. (a)	2,200	13,596
Johnson & Johnson	44,800	7,362,880
Jounce Therapeutics, Inc. (a)	1,300	13,351
Kala Pharmaceuticals, Inc. (a)	2,900	19,546
Kaleido Biosciences, Inc. (a)	1,400	11,340
Kindred Biosciences, Inc. (a)	700	3,479
Kiniksa Pharmaceuticals Ltd., Class A (a)	3,100	57,381
La Jolla Pharmaceutical Co. (a)	4,423	18,754
Lantheus Holdings, Inc. (a)	1,400	29,918
Larimar Therapeutics, Inc. (a)	133	1,943
LeMaitre Vascular, Inc.	400	19,512
Lipocine, Inc. (a)	100	151
Lyra Therapeutics, Inc. (a)	200	2,318
MacroGenics, Inc. (a)	8,000	254,800
Madrigal Pharmaceuticals, Inc. (a)	1,200	140,364
Magenta Therapeutics, Inc. (a)	3,500	41,440
Maravai LifeSciences Holdings, Inc., Class A (a)	500	17,820
Marinus Pharmaceuticals, Inc. (a)	1,925	29,799
Marker Therapeutics, Inc. (a)	900	2,016
Masimo Corp. (a)	400	91,864
Matinas BioPharma Holdings, Inc. (a)	11,200	11,760
Medtronic plc (a)	8,500	1,004,105
Meridian Bioscience, Inc. (a)	400	10,500
Merit Medical Systems, Inc. (a)	700	41,916
Merrimack Pharmaceuticals, Inc. (a)	2,425	15,229
Milestone Pharmaceuticals, Inc. (a)	1,200	6,948
Minerva Neurosciences, Inc. (a)	9,100	26,572
Mirati Therapeutics, Inc. (a)	300	51,390
Mirum Pharmaceuticals, Inc. (a)	700	13,874

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Molecular Templates, Inc. (a)	6,028	$76,073
Natera, Inc. (a)	11,600	1,177,864
Neogen Corp. (a)	1,100	97,779
Neoleukin Therapeutics, Inc. (a)	600	7,386
Neubase Therapeutics, Inc. (a)	1,400	10,346
NextCure, Inc. (a)	1,600	16,016
NGM Biopharmaceuticals, Inc. (a)	200	5,814
NuVasive, Inc. (a)	5,300	347,468
Ocular Therapeutix, Inc. (a)	16,700	274,047
Odonate Therapeutics, Inc. (a)	8,400	28,728
Omeros Corp. (a)	400	7,120
Oncocyte Corp. (a)	10,600	55,014
Onconova Therapeutics, Inc. (a)	200	200
Oncternal Therapeutics, Inc. (a)	600	4,992
Ortho Clinical Diagnostics Holdings plc (a)	100	1,930
Outlook Therapeutics, Inc. (a)	8,700	19,575
Ovid therapeutics, Inc. (a)	7,100	28,542
Palatin Technologies, Inc. (a)	4,900	3,379
Paratek Pharmaceuticals, Inc. (a)	8,600	60,716
Personalis, Inc. (a)	9,600	236,256
Pfizer, Inc. (c)	210,300	7,619,169
Phathom Pharmaceuticals, Inc. (a)	100	3,756
Pluristem Therapeutics, Inc. (a)	2,800	13,356
Plus Therapeutics, Inc. (a)	900	2,160
PLx Pharma, Inc. (a)	1,100	9,933
Protagonist Therapeutics, Inc. (a)	6,500	168,350
Puma Biotechnology, Inc. (a)	1,500	14,580
Quanterix Corp. (a)	700	40,929
Radius Health, Inc. (a)	7,900	164,794
RadNet, Inc. (a)	3,200	69,600
RAPT Therapeutics, Inc. (a)	800	17,760
REGENXBIO, Inc. (a)	200	6,822
Regulus Therapeutics, Inc. (a)	15,900	24,804
Replimune Group, Inc. (a)	5,300	161,703
Repro-Med Systems, Inc. (a)	100	352
Rhythm Pharmaceuticals, Inc. (a)	400	8,508
Rigel Pharmaceuticals, Inc. (a)	35,800	122,436
Rocket Pharmaceuticals, Inc. (a)	3,400	150,858
Sangamo BioSciences, Inc. (a)	29,800	373,394
Satsuma Pharmaceuticals, Inc. (a)	2,400	14,184
Savara, Inc. (a)	1,900	3,952
SCYNEXIS, Inc. (a)	4,500	35,730
Seagen, Inc. (a)	800	111,088
Selecta Biosciences, Inc. (a)	24,200	109,505
Senseonics Holdings, Inc. (a)	2,900	7,656
Sesen Bio, Inc. (a)	37,232	96,803
SI-BONE, Inc. (a)	1,900	60,439

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Sientra, Inc. (a)	8,400	$61,236
Sio Gene Therapies, Inc. (a)	6,500	16,965
Soleno Therapeutics, Inc. (a)	7,500	9,450
Solid Biosciences, Inc. (a)	13,500	74,655
Soliton, Inc. (a)	1,500	26,355
STAAR Surgical Co. (a)	600	63,246
Supernus Pharmaceuticals, Inc. (a)	4,600	120,428
Surgalign Holdings, Inc. (a)	500	1,090
Surmodics, Inc. (a)	500	28,035
Sutro Biopharma, Inc. (a)	400	9,104
Tandem Diabetes Care, Inc. (a)	1,363	120,285
TCR2 Therapeutics, Inc. (a)	5,300	117,024
TFF Pharmaceuticals, Inc. (a)	200	2,714
TherapeuticsMD, Inc. (a)	1,900	2,546
Tracon Pharmaceuticals, Inc. (a)	3,400	27,982
Translate Bio, Inc. (a)	5,600	92,344
Travere Therapeutics, Inc. (a)	3,700	92,389
Trevena, Inc. (a)	14,300	25,597
Tricida, Inc. (a)	11,000	58,190
Triple-S Management Corp., Class B (a)	1,550	40,346
Turning Point Therapeutics, Inc. (a)	700	66,213
Twist Bioscience Corp. (a)	200	24,772
Ultragenyx Pharmaceutical, Inc. (a)	1,200	136,632
UNITY Biotechnology, Inc. (a)	500	3,000
Vanda Pharmaceuticals, Inc. (a)	5,700	85,614
Vapotherm, Inc. (a)	1,000	24,020
Varex Imaging Corp. (a)	500	10,245
Verastem, Inc. (a)	37,700	93,119
Virios Therapeutics, Inc. (a)	300	1,719
Voyager Therapeutics, Inc. (a)	2,900	13,659
vTv Therapeutics, Inc., Class A (a)	1,600	4,512
VYNE Therapeutics, Inc. (a)	3,000	20,535
Y-mAbs Therapeutics, Inc. (a)	3,600	108,864
Zentalis Pharmaceuticals, Inc. (a)	300	13,017
Zoetis, Inc. (a)	1,500	236,220
Zynerba Pharmaceuticals, Inc. (a)	1,900	8,835

		38,971,898

Health Care Facilities & Services — 0.0%
Invitae Corp. (a)	7,600	290,396
Joint Corp. (The) (a)	2,500	120,925
MEDNAX, Inc. (a)	4,400	112,068
Neuronetics, Inc. (a)	2,900	35,873
Quest Diagnostics, Inc. (a)	2,900	372,186
Tivity Health, Inc. (a)	7,100	158,472

		1,089,920

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Home & Office Products — 0.0%
ACCO Brands Corp.	2,800	$23,632
Armstrong Flooring, Inc. (a)	4,700	22,983
Tempur Sealy International, Inc.	8,200	299,792

		346,407

Industrial Products — 0.2%
AAR Corp. (a)	1,600	66,640
Advanced Emissions Solutions, Inc. (a)	100	550
Aerojet Rocketdyne Holdings, Inc.	15,300	718,488
Allegion PLC (a)	800	100,496
Astronics Corp. (a)	4,200	75,768
Atkore International Group, Inc. (a)	1,200	86,280
Bel Fuse, Inc., Class B	100	1,989
Blue Bird Corp. (a)	1,000	25,030
Cactus, Inc.	900	27,558
CECO Environmental Corp. (a)	1,900	15,067
Columbus McKinnon Corp.	600	31,656
Commercial Vehicle Group, Inc. (a)	5,600	54,040
Core Molding Technologies, Inc. (a)	300	3,518
Crane Co.	900	84,519
Ducommun, Inc. (a)	200	12,000
FARO Technologies, Inc. (a)	400	34,628
Flowserve Corp.	2,900	112,549
FreightCar America, Inc. (a)	3,400	22,423
Gates Industrial Corp. plc (a)	4,500	71,955
Graco, Inc.	100	7,162
GrafTech International Ltd.	12,000	146,760
Graham Corp.	400	5,696
Hexcel Corp. (a)	8,199	459,144
Honeywell International, Inc.	200	43,414
Hydrofarm Holdings Group, Inc. (a)	200	12,064
Ichor Holdings Ltd. (a)	1,000	53,800
Kimball Electronics, Inc. (a)	100	2,580
LB Foster Co., Class A (a)	500	8,950
Lockheed Martin Corp. (c)	17,900	6,614,050
Mueller Water Products, Inc., Class A	300	4,167
Nikola Corp. (a)	1,900	26,391
nLight, Inc. (a)	400	12,960
NN, Inc. (a)	1,900	13,433
Nordson Corp.	100	19,868
Northrop Grumman Corp.	2,500	809,100
nVent Electric plc (a)	7,700	214,907
Powell Industries, Inc.	500	16,935
Proto Labs, Inc. (a)	1,200	146,100
Ranpak Holdings Corp. (a)	500	10,030

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
REV Group, Inc. (a)	500	$9,580
Shyft Group, Inc. (The)	500	18,600
Spirit AeroSystems Holdings, Inc., Class A	23,100	1,123,815
Stanley Black & Decker, Inc.	1,400	279,538
Triumph Group, Inc. (a)	10,200	187,476
Welbilt, Inc. (a)	7,000	113,750

		11,905,424

Industrial Services — 0.2%
Alarm.com Holdings, Inc. (a)	300	25,914
Alta Equipment Group, Inc. (a)	200	2,600
American Airlines Group, Inc. (a)	31,400	750,460
Barrett Business Services, Inc.	500	34,430
CAI International, Inc.	1,400	63,728
Canadian National Railway Co.	4,600	533,508
Canadian Pacific Railway Ltd. (a)	100	37,929
Civeo Corp. (a)	725	11,100
CorVel Corp. (a)	400	41,036
CryoPort, Inc. (a)	900	46,809
CSX Corp.	2,900	279,618
Daseke, Inc. (a)	9,900	84,051
DXP Enterprises, Inc. (a)	300	9,051
Eagle Bulk Shipping, Inc. (a)	597	21,563
Fluor Corp. (a)	25,000	577,250
Franchise Group, Inc.	900	32,499
Franklin Covey Co. (a)	500	14,145
FTI Consulting, Inc. (a)	7,500	1,050,825
H&E Equipment Services, Inc.	3,600	136,800
Hackett Group, Inc.	1,700	27,863
Herc Holdings, Inc. (a)	654	66,270
HMS Holdings Corp. (a)	400	14,790
Huron Consulting Group, Inc. (a)	200	10,076
Infrastructure and Energy Alternatives, Inc. (a)	100	1,630
KBR, Inc. (a)	700	26,873
Kelly Services, Inc., Class A (a)	900	20,043
Limbach Holdings, Inc. (a)	500	5,280
Macquarie Infrastructure Corp.	600	19,086
Manpowergroup, Inc.	100	9,890
Marten Transport Ltd.	3,999	67,863
Mesa Air Group, Inc. (a)	3,300	44,385
Quad/Graphics, Inc.	4,100	14,473
R1 RCM, Inc. (a)	3,200	78,976
Republic Services, Inc.	8,000	794,800
Resideo Technologies, Inc. (a)	20,200	570,650
Ritchie Bros Auctioneers, Inc.	300	17,565
RR Donnelley & Sons Co. (a)	14,066	57,108

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
SEACOR Holdings, Inc. (a)	1,400	$57,050
Spirit Airlines, Inc. (a)	11,500	424,350
Sterling Construction Co., Inc. (a)	2,700	62,640
Titan Machinery, Inc. (a)	3,300	84,150
TriNet Group, Inc. (a)	4,000	311,840
Tutor Perini Corp. (a)	6,900	130,755
United Airlines Holdings, Inc. (a)	12,900	742,266
United Parcel Service, Inc., Class B	5,200	883,948
USA Truck, Inc. (a)	900	17,199
Volt Information Sciences, Inc. (a)	2,700	10,638
WillScot Mobile Mini Holdings Corp. (a)	765	21,229

		8,347,002

Institutional Financial Services — 0.0%
BGC Partners, Inc., Class A	5,900	28,497

Insurance — 0.1%
American Equity Investment Life Holding Co.	4,200	132,426
American Financial Group, Inc.	1,000	114,100
Aon plc, Class A (a)	3,400	782,374
Arch Capital Group Ltd. (a)	2,100	80,577
Assured Guaranty Ltd. (a)	200	8,456
Athene Holding Ltd., Class A (a)	4,400	221,760
Brighthouse Financial, Inc. (a)	5,300	234,525
Employers Holdings, Inc.	600	25,836
Genworth Financial, Inc., Class A (a)	13,200	43,824
Greenlight Capital Re Ltd., A Shares (a)	1,400	12,180
Hallmark Financial Services, Inc. (a)	2,600	10,088
Hanover Insurance Group, Inc. (c)	1,900	245,974
Heritage Insurance Holdings, Inc.	1,600	17,728
Kingstone Cos., Inc.	200	1,708
Lincoln National Corp.	6,200	386,074
Maiden Holdings Ltd. (a)	1,400	4,620
Old Republic International Corp.	5,700	124,488
Principal Financial Group, Inc.	100	5,996
ProSight Global, Inc. (a)	1,500	18,900
Protective Insurance Corp., Class B	200	4,574
Radian Group, Inc.	2,300	53,475
SiriusPoint Ltd. (a)	200	2,034
Trupanion, Inc. (a)	600	45,726
United Insurance Holdings Corp.	100	721
Universal Insurance Holdings, Inc.	2,700	38,718
Unum Group (c)	20,000	556,600
Willis Towers Watson plc (a)	3,000	686,640

		3,860,122

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Iron & Steel — 0.0%
Allegheny Technologies, Inc. (a)	27,200	$572,832
Arch Resources, Inc. (a)	500	20,800
SunCoke Energy, Inc.	12,000	84,120

		677,752

Leisure Products — 0.1%
Clarus Corp.	2,509	42,778
Malibu Boats, Inc., Class A (a)	600	47,808
MasterCraft Boat Holdings, Inc. (a)	2,600	69,134
Peloton Interactive, Inc., Class A (a),(c)	29,400	3,305,736

		3,465,456

Machinery — 0.0%
Titan International, Inc. (a)	6,300	58,464

Manufactured Goods — 0.0%
Insteel Industries, Inc.	900	27,756

Materials — 0.1%
A-Mark Precious Metals, Inc.	100	3,600
Agnico Eagle Mines Ltd.	1,200	69,372
Air Products & Chemicals, Inc.	100	28,134
Alamos Gold, Inc., Class A	12,654	98,828
Alcoa Corp. (a)	40,901	1,328,873
Alpha Metallurgical Resources, Inc. (a)	3,600	45,468
Ardagh Group SA (a)	200	5,082
Ball Corp.	200	16,948
Carpenter Technology Corp.	2,700	111,105
Celanese Corp., Series A	1,600	239,696
Chemours Co.	20,100	560,991
Codexis, Inc. (a)	2,400	54,936
Coeur Mining, Inc. (a)	9,036	81,595
Crown Holdings, Inc.	4,600	446,384
Domtar Corp. (a)	8,000	295,600
Ecolab, Inc.	300	64,221
Eldorado Gold Corp. (a)	640	6,906
Endeavour Silver Corp. (a)	600	2,976
Freeport-McMoRan, Inc. (a)	4,800	158,064
Gold Resource Corp. (a)	2,500	6,600
Great Panther Silver Ltd. (a)	4,900	3,773
Haynes International, Inc.	100	2,967
HB Fuller Co.	900	56,619
Hecla Mining Co.	881	5,013
IAMGOLD Corp. (a)	11,000	32,780
Kinross Gold Corp.	24,100	160,747
Lydall, Inc. (a)	1,600	53,984

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Marrone Bio Innovations, Inc. (a)	800	$1,672
Myers Industries, Inc.	900	17,784
NACCO Industries, Inc., Class A	100	2,495
New Gold, Inc. (a)	61,900	95,326
Newmont Mining Corp.	2,200	132,594
Northwest Pipe Co. (a)	600	20,052
Olin Corp.	1,100	41,767
Osisko Gold Royalties Ltd.	600	6,612
Peabody Energy Corp. (a)	8,200	25,092
Rogers Corp. (a)	100	18,821
Royal Gold, Inc.	2,700	290,574
Ryerson Holding Corp. (a)	600	10,224
Sherwin-Williams Co.	500	369,005
Stepan Co.	1,000	127,110
Taseko Mines Ltd. (a)	15,000	25,800
Ternium SA, ADR (a)	600	23,304
TimkenSteel Corp. (a)	10,000	117,500
United States Steel Corp.	16,300	426,571
W R Grace & Co.	100	5,986

		5,699,551

Media — 0.7%
Alphabet, Inc., Class A (a)	200	412,504
Altice USA, Inc., Class A (a),(c)	57,400	1,867,222
AMC Networks, Inc., Class A (a)	100	5,316
ANGI Homeservices, Inc., Class A (a)	17,200	223,600
Audacy, Inc. (a)	7,100	37,275
Boingo Wireless, Inc. (a)	7,700	108,339
Cargurus, Inc. (a),(c)	21,400	509,962
Cars.com, Inc. (a)	8,700	112,752
Charter Communications, Inc., Class A (a),(c)	5,240	3,233,185
Clear Channel Outdoor Holdings, Inc. (a)	8,800	15,840
Electronic Arts, Inc.	9,700	1,313,089
Entravision Communications Corp., Class A	900	3,636
Eventbrite, Inc., Class A (a)	5,400	119,664
EverQuote, Inc., Class A (a)	3,900	141,531
Facebook, Inc., Class A (a),(c)	13,800	4,064,514
Fluent, Inc. (a)	300	1,230
Glu Mobile, Inc. (a)	38,400	479,232
GoDaddy, Inc., Class A (a)	7,200	558,864
Grubhub, Inc. (a)	6,400	384,000
HyreCar, Inc. (a)	4,100	40,180
iHeartMedia, Inc., Class A (a)	3,200	58,080
IMAX Corp. (a)	12,900	259,290
iMedia Brands, Inc. (a)	1,970	15,268
Liberty Media Corp-Liberty SiriusXM, Class A (a),(b),(c)	20,505	903,860

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Liberty Media Corp-Liberty SiriusXM, Class C (a),(b),(c)	21,740	$958,951
Liberty TripAdvisor Holdings, Inc., Class A (a)	12,500	79,750
Lions Gate Entertainment Corp., Class A (a)	10,400	155,480
Marchex, Inc., Class B (a)	1,500	4,215
Meredith Corp. (a)	400	11,912
National CineMedia, Inc.	4,300	19,866
Pinterest, Inc., Class A (a),(c)	36,500	2,702,095
Playtika Holding Corp. (a)	500	13,605
QuinStreet, Inc. (a)	200	4,060
Quotient Technology, Inc. (a)	1,400	22,876
Roku, Inc. (a),(c)	18,300	5,961,591
Sciplay Corp., Class A (a)	5,000	80,900
SharpSpring, Inc. (a)	400	6,400
Shaw Communications, Inc. (a)	900	23,598
Sinclair Broadcast Group, Inc., Class A	4,000	117,040
Snap, Inc., Class A (a),(c)	85,200	4,455,108
Travelzoo, Inc. (a)	900	15,084
TripAdvisor, Inc. (a),(c)	12,800	688,512
TrueCar, Inc. (a)	16,100	77,039
Twitter, Inc. (a)	26,500	1,686,195
Urban One, Inc. (a)	5,600	9,800
VeriSign, Inc. (a)	600	119,256
WideOpenWest, Inc. (a)	200	2,718
World Wrestling Entertainment, Inc., Class A	5,500	298,430
Yelp, Inc. (a),(c)	9,300	362,700
Zillow Group, Inc. (a)	400	52,552

		32,798,166

Medical Equipment & Devices — 0.1%
Accelerate Diagnostics, Inc. (a)	1,800	14,976
Adaptive Biotechnologies Corp. (a)	100	4,026
Alphatec Holdings, Inc. (a)	9,500	150,005
AngioDynamics, Inc. (a)	2,100	49,140
Axogen, Inc. (a)	1,400	28,364
CareDx, Inc. (a)	7,600	517,484
CytoSorbents Corp. (a)	5,700	49,476
Envista Holdings Corp. (a)	2,700	110,160
Fluidigm Corp. (a)	13,600	61,472
Inogen, Inc. (a)	2,700	141,804
LivaNova PLC (a)	100	7,373
Myriad Genetics, Inc. (a)	9,500	289,275
NanoString Technologies, Inc. (a)	6,600	433,686
Nevro Corp. (a),(c)	2,900	404,550
Novocure Ltd. (a),(c)	6,800	898,824
Orthofix Medical, Inc. (a)	1,400	60,690

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Quotient Ltd. (a)	14,800	$54,464
SeaSpine Holdings Corp. (a)	1,900	33,060
Silk Road Medical, Inc. (a)	200	10,130
T2 Biosystems, Inc. (a)	9,600	15,552
Veracyte, Inc. (a)	400	21,500
Vericel Corp. (a)	1,600	88,880
ViewRay, Inc. (a)	19,700	85,695

		3,530,586

Metals & Mining — 0.0%
Arconic Corp. (a)	200	5,078
Constellium SE (a)	15,500	227,850
Ferroglobe plc (a)	6,800	25,704
First Majestic Silver Corp. (a)	500	7,790
McEwen Mining, Inc. (a)	18,100	18,824
Pretium Resources, Inc. (a)	13,500	139,995
Sandstorm Gold Ltd. (a)	20,700	140,760
Silvercorp Metals, Inc.	1,500	7,365

		573,366

Oil, Gas & Coal — 0.4%
Amplify Energy Corp. (a)	2,866	7,967
Antero Resources Corp. (a)	61,400	626,280
California Resources Corp. (a)	1,500	36,090
Callon Petroleum Co. (a)	2,100	80,955
Canadian Natural Resources Ltd.	13,100	404,397
Cenovus Energy, Inc.	25,700	193,264
Centennial Resource Development, Inc., Class A (a)	37,900	159,180
ChampionX Corp. (a)	18,800	408,524
Cimarex Energy Co.	2,900	172,231
CNX Resources Corp. (a)	400	5,880
Comstock Resources, Inc. (a)	12,500	69,250
CONSOL Energy, Inc. (a)	1,100	10,692
Continental Resources, Inc. (a),(c)	23,000	595,010
Core Laboratories NV (a)	600	17,274
Crescent Point Energy Corp.	22,000	91,740
CVR Energy, Inc. (a)	9,500	182,210
Devon Energy Corp.	49,517	1,081,946
Diamondback Energy, Inc.	2,395	176,009
Enerplus Corp.	25,700	128,757
EnLink Midstream LLC	39,200	168,168
EOG Resources, Inc. (a),(c)	39,100	2,835,923
EQT Corp. (a)	1,800	33,444
Evolution Petroleum Corp.	1,000	3,380
Falcon Minerals Corp.	2,500	11,225
Flotek Industries, Inc. (a)	1,400	2,352

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Hallador Energy Co. (a)	1,100	$2,035
Halliburton Co.	400	8,584
Helmerich & Payne, Inc. (c)	21,000	566,160
HollyFrontier Corp.	16,500	590,370
Imperial Oil Ltd.	100	2,418
Kosmos Energy Ltd. (a)	46,500	142,755
Laredo Petroleum, Inc. (a)	650	19,539
Magnolia Oil & Gas Corp., Class A (a)	38,900	446,572
Mammoth Energy Services, Inc. (a)	2,600	13,832
Marathon Oil Corp.	40,200	429,336
Matador Resources Co.	24,500	574,525
Matrix Service Co. (a)	1,000	13,110
MRC Global, Inc. (a)	8,600	77,658
Murphy Oil Corp.	1,700	27,897
Nabors Industries Ltd. (a)	684	63,920
Natural Gas Services Group, Inc. (a)	900	8,496
Newpark Resources, Inc. (a)	15,000	47,100
NexTier Oilfield Solutions, Inc. (a)	7,046	26,211
Nine Energy Service, Inc. (a)	200	460
Northern Oil and Gas, Inc. (a)	4,810	58,105
NOV, Inc. (a)	1,800	24,696
NOW, Inc. (a)	14,500	146,305
Oasis Petroleum, Inc.	200	11,878
Occidental Petroleum Corp.	38	1,012
Oceaneering International, Inc. (a)	9,600	109,632
Oil States International, Inc. (a)	13,400	80,802
Ovintiv, Inc.	55,318	1,317,675
Patterson-UTI Energy, Inc.	39,000	278,070
PBF Energy, Inc., Class A (a)	16,000	226,400
PDC Energy, Inc. (a)	5,884	202,410
Penn Virginia Corp. (a)	1,800	24,120
PHX Minerals, Inc. (a)	1,500	4,305
Pioneer Natural Resources Co. (c)	12,844	2,039,884
Range Resources Corp. (a)	713	7,365
Ring Energy, Inc. (a)	1,700	3,927
RPC, Inc. (a)	3,300	17,820
SandRidge Energy, Inc. (a)	4,800	18,768
Select Energy Services, Inc., Class A (a)	900	4,482
SM Energy Co.	25,200	412,524
Suncor Energy, Inc.	400	8,360
Targa Resources Corp.	36,400	1,155,700
TC Energy Corp.	300	13,725
TETRA Technologies, Inc. (a)	8,000	19,200
Thermon Group Holdings, Inc. (a)	200	3,898
Transocean Ltd. (a)	135,433	480,787
TravelCenters of America, Inc. (a)	440	11,937
US Silica Holdings, Inc. (a)	2,800	34,412

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
VAALCO Energy, Inc. (a)	1,400	$3,136
Vermilion Energy, Inc. (a)	13,200	96,096
W&T Offshore, Inc. (a)	6,700	24,053
Whiting Petroleum Corp. (a)	2,200	77,990

		17,482,600

Private Equity — 0.0%
Millennium Equity Private Equity (a),(b),(d)	60,879	1,248,019

Real Estate — 0.3%
Agree Realty Corp.	3,200	215,392
Alexander & Baldwin, Inc.	300	5,037
Alpine Income Property Trust, Inc.	1,400	24,304
Apartment Investment and Management Co., Class A	12,000	73,680
Armada Hoffler Properties, Inc.	300	3,762
AvalonBay Communities, Inc. (b),(c)	254	46,866
Bluerock Residential Growth REIT, Inc.	300	3,033
Boston Properties, Inc. (b),(c)	272	27,543
Braemar Hotels & Resorts, Inc. (a)	78	473
CareTrust REIT, Inc.	3,400	79,169
Cedar Realty Trust, Inc.	684	10,192
City Office REIT, Inc.	1,300	13,806
Colliers International Group, Inc.	200	19,648
Colony Capital, Inc. (a)	62,179	402,920
CoreCivic, Inc. (a)	300	2,715
CorEnergy Infrastructure Trust, Inc.	2,800	19,796
CorePoint Lodging, Inc. (a)	300	2,709
CTO Realty Growth, Inc.	200	10,402
CubeSmart	100	3,783
Digital Realty Trust, Inc. (b),(c)	511	71,969
EPR Properties (a),(c),(b)	133,475	3,480,644
Equinix, Inc. (b),(c)	128	86,987
Equity LifeStyle Properties, Inc.	8,700	553,668
Equity Residential (b),(c)	739	52,935
Essex Property Trust, Inc. (b),(c)	2,643	718,473
First Industrial Realty Trust, Inc.	4,800	219,792
Four Corners Property Trust, Inc.	100	2,740
Gaming and Leisure Properties, Inc.	12,938	548,959
Geo Group, Inc. (The)	15,700	121,832
Getty Realty Corp.	900	25,488
Gladstone Commercial Corp.	600	11,736
Gladstone Land Corp.	1,100	20,130
Global Medical REIT, Inc.	2,200	28,842
Healthcare Trust of America, Inc., Class A	400	11,032
Healthpeak Properties, Inc. (b),(c)	2,286	72,558
Host Hotels & Resorts, Inc. (b),(a),(c)	2,679	45,141
Invitation Homes, Inc.	4,400	140,756

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
iStar Financial, Inc.	1,600	$28,448
JBG SMITH Properties (b),(c)	102	3,243
Lexington Realty Trust	500	5,555
Macerich Co. (The)	11,200	131,040
McGrath RentCorp	1,000	80,650
National Health Investors, Inc.	3,400	245,752
National Retail Properties, Inc. (c)	7,200	317,304
Newmark Group, Inc., Class A	4,500	45,022
Omega Healthcare Investors, Inc.	8,947	327,729
Outfront Media, Inc. (a)	3,500	76,405
Park Hotels & Resorts, Inc. (a)	7,212	155,635
Plymouth Industrial REIT, Inc.	100	1,685
Postal Realty Trust, Inc.	100	1,718
Preferred Apartment Communities, Inc., Class A	300	2,955
Prologis, Inc. (b),(c)	1,049	111,194
Public Storage (b),(c)	993	245,033
QTS Realty Trust, Inc., Class A	1,200	74,448
Realogy Holdings Corp. (a)	15,700	237,541
Realty Income Corp. (b),(c)	3,922	249,047
Redfin Corp. (a)	100	6,659
Retail Opportunity Investments Corp.	8,100	128,547
Retail Value, Inc.	125	2,339
RMR Group, Inc. (The), Class A	400	16,324
SBA Communications Corp. (c)	6,900	1,915,095
Simon Property Group, Inc. (b),(c)	604	68,717
SITE Centers Corp.	6,600	89,496
Spirit Realty Capital, Inc.	9,100	386,750
Summit Hotel Properties, Inc. (a)	1,500	15,240
UDR, Inc. (a)	200	8,772
Uniti Group, Inc.	7,900	87,137
Ventas, Inc. (b),(c)	686	36,591
VEREIT, Inc.	9,339	360,672
VICI Properties, Inc.	1,600	45,184
Vornado Realty Trust (b),(c)	313	14,207
Washington Prime Group, Inc. (a)	845	1,884
Welltower, Inc. (b),(c)	698	49,998
Wheeler Real Estate Investment Trust, Inc. (a)	900	3,375
WP Carey, Inc.	3,400	240,584

		12,996,887

Recreation Facilities & Services — 0.0%
Cinemark Holdings, Inc. (a)	26,000	530,660
Planet Fitness, Inc., Class A (a)	3,700	286,010

		816,670

Renewable Energy — 0.1%
Green Plains, Inc. (a)	3,900	105,573

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Plug Power, Inc. (a)	26,400	$946,176
Sunnova Energy International, Inc. (a)	1,100	44,902
Sunrun, Inc. (a),(c)	30,585	1,849,781

		2,946,432

Retail & Wholesale—Staples — 0.1%
Blue Apron Holdings, Inc., Class A (a)	1,600	10,096
Chefs’ Warehouse, Inc. (a)	4,800	146,208
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,700	234,900
OptimizeRx Corp. (a)	2,800	136,500
Target Corp. (a),(c)	15,900	3,149,313
US Foods Holding Corp. (a)	8,000	304,960

		3,981,977

Retail—Discretionary — 0.8%
Amazon.com, Inc. (a),(b),(c)	1,142	3,533,440
American Eagle Outfitters, Inc.	100	2,924
At Home Group, Inc. (a)	14,300	410,410
AutoZone, Inc. (a)	200	280,860
Avis Budget Group, Inc. (a)	13,900	1,008,306
Barnes & Noble Education, Inc. (a)	600	4,884
Bassett Furniture Industries, Inc.	1,100	26,697
Best Buy Co., Inc. (c)	10,700	1,228,467
BlueLinx Holdings, Inc. (a)	2,000	78,380
Boot Barn Holdings, Inc. (a)	1,000	62,310
Build-A-Bear Workshop, Inc. (a)	1,300	8,970
Caleres, Inc.	400	8,720
Chewy, Inc., Class A (a)	2,100	177,891
Children’s Place, Inc. (a)	2,600	181,220
Citi Trends, Inc. (a)	2,200	184,316
Conn’s, Inc. (a)	6,000	116,700
Container Store Group, Inc. (The) (a)	1,300	21,632
Dick’s Sporting Goods, Inc.	14,400	1,096,560
Duluth Holdings, Inc., Class B (a)	900	15,246
eBay, Inc. (c)	43,800	2,682,312
Ethan Allen Interiors, Inc.	100	2,761
Etsy, Inc. (a),(c)	14,200	2,863,714
Floor & Decor Holdings, Inc., Class A (a)	600	57,288
Foot Locker, Inc.	17,400	978,750
Gaia, Inc. (a)	1,500	17,835
Gap, Inc.	72,200	2,150,116
GMS, Inc. (a)	200	8,350
Hibbett Sports, Inc. (a)	1,500	103,335
Hudson Technologies, Inc. (a)	200	322
Kirkland’s, Inc. (a)	3,100	87,110
Kohl’s Corp.	31,600	1,883,676

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
L Brands, Inc. (a)	3,300	$204,138
Liquidity Services, Inc. (a)	1,400	26,012
Lowe’s Cos., Inc. (c)	28,000	5,325,040
Lumber Liquidators Holdings, Inc. (a)	500	12,560
Macy’s, Inc. (a)	8,700	140,853
Michaels Cos., Inc. (The) (a)	31,100	682,334
National Vision Holdings, Inc. (a)	100	4,383
Nordstrom, Inc. (a)	8,000	302,960
O’Reilly Automotive, Inc. (a),(c)	4,000	2,029,000
Party City Holdco, Inc. (a)	24,300	140,940
Poshmark, Inc., Class A (a)	300	12,180
Qurate Retail, Inc., Class A	28,334	333,208
RealReal, Inc. (The) (a)	2,700	61,101
Revolve Group, Inc. (a)	5,000	224,650
ScanSource, Inc. (a)	100	2,995
Shoe Carnival, Inc. (a)	1,097	67,882
Signet Jewelers Ltd. (a)	600	34,788
Sonic Automotive, Inc., Class A	100	4,957
Sportsman’s Warehouse Holdings, Inc. (a)	9,400	162,056
Tilly’s, Inc., Class A (a)	700	7,924
TJX Cos., Inc.	17,100	1,131,165
Tractor Supply Co.	10,500	1,859,340
Turmeric Acquisition Corp. (a),(b),(c)	202,705	2,027,050
Vera Bradley, Inc. (a)	5,200	52,520
Veritiv Corp. (a)	1,200	51,048
Wayfair, Inc., Class A (a),(c)	14,200	4,469,450
Williams-Sonoma, Inc. (a)	1,000	179,200
Zumiez, Inc. (a)	200	8,580

		38,841,816

Semiconductors — 0.0%
Alpha & Omega Semiconductor Ltd. (a)	700	22,890
Ambarella, Inc. (a)	2,300	230,897
AXT, Inc. (a)	3,000	34,980
DSP Group, Inc. (a)	2,000	28,500
MACOM Technology Solutions Holdings, Inc. (a)	432	25,065
MaxLinear, Inc., Class A (a)	7,000	238,560
NeoPhotonics Corp. (a)	7,600	90,820
Pixelworks, Inc. (a)	10,800	35,748

		707,460

Software — 0.4%
Agilysys, Inc. (a)	300	14,388
Alteryx, Inc., Class A (a)	1,500	124,440
Avaya Holdings Corp. (a)	18,200	510,146
Avid Technology, Inc. (a)	8,200	173,102

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Benefitfocus, Inc. (a)	5,800	$80,098
Black Knight, Inc. (a)	7,400	547,526
Blackline, Inc. (a),(c)	2,200	238,480
Box, Inc., Class A (a),(c)	30,200	693,392
Brightcove, Inc. (a)	6,400	128,768
Calix, Inc. (a)	3,800	131,708
Castlight Health, Inc., Class B (a)	12,900	19,479
Ceridian HCM Holding, Inc. (a)	900	75,843
Cornerstone OnDemand, Inc. (a),(c)	7,000	305,060
Covetrus, Inc. (a)	1,300	38,961
Crowdstrike Holdings, Inc. (a),(c)	31,200	5,694,312
Donnelley Financial Solutions, Inc. (a)	1,100	30,613
Dropbox, Inc., Class A (a)	22,700	605,182
eGain Corp. (a)	6,800	64,532
Evolent Health, Inc., Class A (a)	11,600	234,320
FireEye, Inc. (a)	28,600	559,702
Limelight Networks, Inc. (a)	27,300	97,461
Mimecast Ltd. (a)	2,900	116,609
New Relic, Inc. (a),(c)	10,300	633,244
NextGen Healthcare, Inc. (a)	2,300	41,630
Nutanix, Inc., Class A (a)	6,800	180,608
Paylocity Holding Corp. (a),(c)	4,500	809,235
Phreesia, Inc. (a)	1,300	67,730
PROS Holdings, Inc. (a)	4,400	187,000
QAD, Inc., Class A	300	19,974
SecureWorks Corp., Class A (a)	1,500	20,070
SPS Commerce, Inc. (a)	1,000	99,310
SVMK, Inc. (a)	12,000	219,840
Synchronoss Technologies, Inc. (a)	700	2,499
Tenable Holdings, Inc. (a)	900	32,566
Teradata Corp. (a),(c)	15,100	581,954
Upland Software, Inc. (a)	200	9,438
Verra Mobility Corp. (a)	14,400	194,904
Workiva, Inc. (a)	3,100	273,606
Zoom Video Communications, Inc., Class A (a),(c)	8,100	2,602,449
Zovio, Inc. (a)	3,400	13,804
Zscaler, Inc. (a),(c)	14,600	2,506,382

		18,980,365

Software & Technology Services — 0.5%
1Life Healthcare, Inc. (a)	10,900	425,972
8x8, Inc. (a)	15,700	509,308
Altair Engineering, Inc., Class A (a)	200	12,514
Amdocs Ltd. (a)	400	28,060
Apollo Medical Holdings, Inc. (a)	100	2,709
Aspen Technology, Inc. (a)	900	129,897

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Asure Software, Inc. (a)	1,000	$7,640
Atlassian Corp. PLC, Class A (a)	100	21,076
BigCommerce Holdings, Inc. (a)	100	5,780
Bill.com Holdings, Inc. (a)	700	101,850
Blackbaud, Inc. (a)	300	21,324
Cardtronics plc, Class A (a)	5,900	228,920
Cass Information Systems, Inc.	200	9,254
Cerner Corp.	32,700	2,350,476
Change Healthcare, Inc. (a)	100	2,210
ChannelAdvisor Corp. (a)	2,900	68,295
Conduent, Inc. (a)	46,100	307,026
ContextLogic, Inc., Class A (a)	2,100	33,180
CyberArk Software Ltd. (a)	3,400	439,756
Digi International, Inc. (a)	600	11,394
Digimarc Corp. (a)	100	2,966
Domo, Inc., Class B (a)	5,800	326,482
Dynatrace, Inc. (a)	16,800	810,432
Ebix, Inc.	1,900	60,857
Equifax, Inc.	2,000	362,260
Evertec, Inc.	200	7,444
Evo Payments, Inc., Class A (a)	200	5,504
FactSet Research Systems, Inc.	700	216,013
FleetCor Technologies, Inc. (a)	700	188,041
Fortinet, Inc. (a)	1,200	221,304
GreenSky, Inc., Class A (a)	1,300	8,047
Guidewire Software, Inc. (a)	6,300	640,269
HubSpot, Inc. (a)	2,000	908,420
I3 Verticals, Inc., Class A (a)	400	12,450
Immersion Corp. (a)	6,300	60,354
International Business Machines Corp.	4,700	626,322
Jack Henry & Associates, Inc.	500	75,860
LivePerson, Inc. (a)	4,200	221,508
Manhattan Associates, Inc. (a)	100	11,738
MedAvail Holdings, Inc. (a)	100	1,400
Microsoft Corp. (b),(c)	26,700	6,295,059
Mitek Systems, Inc. (a)	300	4,374
Model N, Inc. (a)	5,700	200,811
Open Lending Corp., Class A (a)	600	21,252
Oscar Health, Inc., Class A (a)	100	2,688
PAE, Inc. (a)	1,800	16,236
Palo Alto Networks, Inc. (a),(c)	5,800	1,867,948
Paya Holdings, Inc., Class A (a)	500	5,480
PDF Solutions, Inc. (a)	2,400	42,672
PFSweb, Inc. (a)	800	5,400
Rapid7, Inc. (a)	2,900	216,369
SailPoint Technologies Holding, Inc. (a)	900	45,576
Slack Technologies, Inc., Class A (a)	17,800	723,214

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Smith Micro Software, Inc. (a)	900	$4,954
Splunk, Inc. (a),(c)	14,300	1,937,364
Sprout Social, Inc., Class A (a)	2,500	144,400
Square, Inc, Class A (a),(c)	6,800	1,543,940
Synacor, Inc. (a)	2,000	4,380
Varonis Systems, Inc. (a)	9,000	462,060
Veeva Systems, Inc., Class A (a)	200	52,248
Verint Systems, Inc. (a)	200	9,098
Veritone, Inc. (a)	5,800	139,084
VMware, Inc., Class A (a)	16,200	2,437,290
Western Union Co. (The)	27,400	675,684
Zedge, Inc., Class B (a)	200	2,420
Zendesk, Inc. (a)	1,900	251,978

		26,596,291

Specialty Finance — 0.2%
Ares Commercial Real Estate Corp.	7,100	97,412
Capstead Mortgage Corp.	7,800	48,594
Colony Credit Real Estate, Inc.	500	4,260
Curo Group Holdings Corp.	3,200	46,688
Elevate Credit, Inc. (a)	1,300	3,796
Enova International, Inc. (a)	2,539	90,084
Fidelity National Financial, Inc. (c)	21,017	854,551
First American Financial Corp.	11,500	651,475
Great Ajax Corp.	200	2,180
Green Dot Corp., Class A (a)	8,300	380,057
Invesco Mortgage Capital, Inc. (a)	50,700	203,307
LendingClub Corp. (a)	5,200	85,904
LendingTree, Inc. (a)	1,700	362,100
MFA Financial, Inc.	87,600	356,532
Navient Corp.	2,000	28,620
NewStar Financial, Inc. (a)	100	0
Orchid Island Capital, Inc.	20,700	124,407
PayPal Holdings, Inc. (a)	900	218,556
Paysign, Inc. (a)	1,000	4,370
PennyMac Mortgage Investment Trust (a)	200	3,920
Premier Financial Corp.	1,448	48,160
Ready Capital Corp. (a)	1,026	13,769
SLM Corp.	8,000	143,760
Starwood Property Trust, Inc.	10,200	252,348
TPG RE Finance Trust, Inc.	7,900	88,480
Two Harbors Investment Corp.	60,200	441,266
Visa, Inc., Class A(c)	33,700	7,135,301
Western Asset Mortgage Capital Corp.	13,300	42,427

		11,732,324

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Tech Hardware & Semiconductors — 0.2%
A10 Networks, Inc. (a)	10,300	$98,983
Akoustis Technologies, Inc. (a)	1,300	17,342
Amkor Technology, Inc.	10,100	239,471
Amtech Systems, Inc. (a)	700	8,274
Analog Devices, Inc.	1,100	170,588
Apple, Inc.	14,500	1,771,175
Applied Optoelectronics, Inc. (a)	100	836
Arlo Technologies, Inc. (a)	13,000	81,640
Avnet, Inc. (c)	6,900	286,419
Axcelis Technologies, Inc. (a)	2,950	121,216
Ballantyne Strong, Inc. (a)	100	261
CalAmp Corp. (a)	2,300	24,955
Cambium Networks Corp. (a)	1,900	88,768
Cirrus Logic, Inc. (a)	100	8,479
Cohu, Inc. (a)	600	25,104
Comtech Telecommunications Corp.	1,000	24,840
Cree, Inc. (a)	2,400	259,512
Daktronics, Inc. (a)	1,400	8,778
Diebold Nixdorf, Inc. (a)	3,400	48,042
DZS, Inc. (a)	500	7,775
eMagin Corp. (a)	700	2,618
EMCORE Corp. (a)	3,200	17,472
Everspin Technologies, Inc. (a)	800	4,800
Harmonic, Inc. (a)	8,600	67,424
Impinj, Inc. (a)	4,500	255,915
Inseego Corp. (a)	100	1,000
Intel Corp.	600	38,400
Intellicheck, Inc. (a)	100	838
Juniper Networks, Inc.	3,100	78,523
Knowles Corp. (a)	600	12,552
Maxim Integrated Products, Inc. (a)	100	9,137
Motorola Solutions, Inc.	600	112,830
NCR Corp. (a)	1,800	68,310
O2Micro International Ltd., ADR (a)	200	1,564
Photronics, Inc. (a)	5,700	73,302
Pitney Bowes, Inc.	900	7,416
Powerfleet, Inc. (a)	600	4,932
QUALCOMM, Inc.	21,200	2,810,908
Quantum Corp. (a)	200	1,666
Rambus, Inc. (a)	8,000	155,520
Resonant, Inc. (a)	600	2,544
Summit Wireless Technologies, Inc. (a)	2,400	7,416
Teradyne, Inc.	300	36,504
TTM Technologies, Inc. (a)	16,400	237,800
Turtle Beach Corp. (a)	1,700	45,339

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Ultra Clean Holdings, Inc. (a)	500	$29,020
Veeco Instruments, Inc. (a)	8,330	172,764
Xilinx, Inc. (a)	2,200	272,580

		7,821,552

Technology Services — 0.0%
comScore, Inc. (a)	7,600	27,816
DXC Technology Co. (a)	18,701	584,593
Genpact Ltd. (a)	11,000	471,020
Perficient, Inc. (a)	1,000	58,720
Sabre Corp. (a)	69,100	1,023,371
ServiceSource International, Inc. (a)	3,000	4,410

		2,169,930

Telecommunications — 0.1%
AT&T, Inc. (a),(c)	212,200	6,423,294
EchoStar Corp., Class A (a)	3,300	79,200
ESC NII Holdings, Inc. (a)	50,677	109,969
Gogo, Inc. (a)	5,600	54,096
HC2 Holdings, Inc. (a)	358	1,411
IDT Corp., Class B (a)	400	9,064
Ooma, Inc. (a)	2,100	33,285
ORBCOMM, Inc. (a)	4,700	35,861
Rogers Communications, Inc., B Shares	300	13,830
Spok Holdings, Inc.	900	9,441
Switch, Inc., Class A(c)	16,300	265,038
TELUS Corp.	1,000	19,930
Vonage Holdings Corp. (a)	200	2,364

		7,056,783

Transportation & Logistics — 0.0%
Atlas Corp. (a)	22	300
Covenant Transportation Group, Inc., Class A (a)	1,500	30,885
Genco Shipping & Trading Ltd. (a)	9,200	92,736
Overseas Shipholding Group, Inc., Class A (a)	900	1,854
Radiant Logistics, Inc. (a)	3,700	25,715
US Xpress Enterprises, Inc., Class A (a)	900	10,575

		162,065

Utilities — 0.2%
Ameren Corp. (b),(c)	3,336	271,417
American Electric Power Co., Inc. (b),(c)	4,219	357,349
American Water Works Co., Inc. (b),(c)	1,643	246,319
Atlantic Power Corp. (a)	6,500	18,785
Charah Solutions, Inc. (a)	2,000	9,720
CMS Energy Corp. (b),(c)	18,133	1,110,102

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Consolidated Water Co. Ltd. (a)	100	$1,345
Duke Energy Corp. (b),(c)	6,436	621,267
Entergy Corp. (b),(c)	1,776	176,659
Evergy, Inc. (b),(c)	2,871	170,911
Eversource Energy (b),(c)	3,044	263,580
Evoqua Water Technologies Corp. (a)	2,500	65,750
Exelon Corp. (c)	12,800	559,872
FirstEnergy Corp. (b),(c)	16,912	586,677
Hawaiian Electric Industries, Inc.	100	4,443
NextEra Energy, Inc. (b),(c)	9,584	724,646
NiSource, Inc. (b),(a),(c)	5,157	124,335
OGE Energy Corp.	400	12,944
PG&E Corp. (a),(b),(c)	220,374	2,580,580
Pinnacle West Capital Corp. (b),(c)	1,412	114,866
PNM Resources, Inc. (a)	13,400	657,270
Sempra Energy	300	39,774
Southern Co. (b),(c)	10,417	647,521
Vidler Water Resouces, Inc. (a)	100	890
WEC Energy Group, Inc. (b),(c)	3,184	297,991
Xcel Energy, Inc. (b),(c)	2,893	192,413

		9,857,426

Waste & Environmental Services & Equipment — 0.0%
Heritage-Crystal Clean, Inc. (a)	700	18,991
US Ecology, Inc. (a)	300	12,492

		31,483

Total North America		960,017,379

South America — 0.0%
Consumer Staple Products — 0.0%
BRF SA, ADR (a)	2,300	10,327

Materials — 0.0%
Gerdau SA, ADR	200	1,068

Metals & Mining — 0.0%
Yamana Gold, Inc.	51,200	222,208

Oil, Gas & Coal — 0.0%
Geopark Ltd. (a)	2,200	35,200
Gran Tierra Energy, Inc. (a)	15,900	11,127

		46,327

Software & Technology Services — 0.0%
Atento SA (a)	319	6,696

Total South America		286,626

TOTAL COMMON STOCK (COST $959,667,905)		1,002,447,671

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
PREFERRED STOCK — 0.1%
North America — 0.1%
Retail—Discretionary — 0.1%
Guitar Center, Inc. (a),(b),(d)	38,645	$4,482,820

TOTAL PREFERRED STOCK (COST $4,243,806)		4,482,820

Security Description	Principal Amount	Value
ASSET-BACKED SECURITIES — 3.9%
North America — 3.9%
522 Funding CLO Ltd., Series 2020-6A, Class D, 3 mo. USD LIBOR + 3.85%, 4.05%, 10/23/33 (b),(c),(f),(g)	$1,000,000	1,005,577
ACIS CLO Ltd., Series 2015-6A, Class D, 3 mo. USD LIBOR + 3.77%, 3.98%, 05/01/27 (b),(c),(f),(g)	2,000,000	2,005,146
AIG CLO Ltd., Series 2019-2A, Class E, 3 mo. USD LIBOR + 7.25%, 7.47%, 10/25/32 (b),(c),(f),(g)	250,000	248,185
Alinea CLO Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 3.10%, 3.32%, 07/20/31 (b),(c),(f),(g)	3,500,000	3,480,389
Allegro CLO Ltd., Series 2014-1RA, Class C, 3 mo. USD LIBOR + 3.00%, 3.22%, 10/21/28 (b),(c),(f),(g)	3,000,000	2,914,740
AMMC CLO 22 Ltd., Series 2018-22A, Class D, 3 mo. USD LIBOR + 2.70%, 2.92%, 04/25/31 (b),(c),(f),(g)	750,000	745,863
Arbor Realty Collateralized Loan Obligation Ltd., Series 2020-FL1, Class C, 1 mo. USD LIBOR + 2.05%, 2.16%, 02/15/35 (b),(c),(f),(g)	1,792,000	1,786,930
Ares LIV CLO Ltd., Series 2019-54A, Class E, 3 mo. USD LIBOR + 7.34%, 7.58%, 10/15/32 (b),(c),(f),(g)	250,000	249,139
Ares XLIX CLO Ltd., Series 2018-49A, Class D, 3 mo. USD LIBOR + 3.00%, 3.22%, 07/22/30 (b),(c),(f),(g)	300,000	299,547
Ares XXVII CLO Ltd., Series 2013-2A, Class CR, 3 mo. USD LIBOR + 2.40%, 2.62%, 07/28/29 (b),(c),(f),(g)	250,000	250,269
Avant Loans Funding Trust,
Series 2019-A, Class C, 4.65%, 04/15/26 (b),(f),(h)	403,000	407,653
Series 2019-B, Class C, 4.54%, 10/15/26 (b),(f),(h)	637,000	646,775
Barings Clo Ltd., Series 2020-2A, Class E2, 3 mo. USD LIBOR + 7.90%, 8.12%, 10/15/33 (b),(c),(f),(g)	1,000,000	999,842

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Birch Grove CLO Ltd., Series 19A, Class D, 3 mo. USD LIBOR + 3.90%, 4.08%, 06/15/31 (b),(c),(f),(g)	$1,500,000	$1,499,964
Black Diamond CLO Ltd., Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.95%, 4.17%, 04/24/29 (b),(c),(f),(g)	2,125,000	2,086,380
BlueMountain CLO Ltd., Series 2016-2A, Class C1R, 3 mo. USD LIBOR + 4.00%, 4.18%, 08/20/32 (b),(c),(f),(g)	500,000	500,548
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, 3 mo. USD LIBOR + 2.65%, 2.87%, 01/17/28 (b),(c),(f),(g)	4,000,000	3,861,032
California Street CLO LP, Series 2012-9A, Class D1R2, 3 mo. USD LIBOR + 3.70%, 3.92%, 07/16/32 (b),(c),(f),(g)	3,000,000	2,979,258
CarVal CLO II Ltd., Series 2019-1A, Class DR, 3 mo. USD LIBOR + 3.20%, 1.00%, 04/20/32 (b),(c),(f),(g)	1,000,000	998,497
CarVal CLO Ltd., Series 2019-2A, Class D, 3 mo. USD LIBOR + 3.70%, 3.92%, 07/20/32 (b),(c),(f),(g)	6,000,000	5,965,116
Catamaran CLO Ltd., Series 2014-1A, Class CR, 3 mo. USD LIBOR + 3.43%, 3.65%, 04/22/30 (b),(c),(f),(g)	3,100,000	3,041,007
CIFC Funding Ltd.,
Series 2015-5A, Class CR, 3 mo. USD LIBOR + 2.95%, 3.17%, 10/25/27 (b),(c),(f),(g)	4,000,000	3,883,824
Series 2016-1A, Class D1R, 3 mo. USD LIBOR + 4.00%, 4.22%, 10/21/31 (b),(c),(f),(g)	1,000,000	1,001,138
Series 2019-4A, Class C, 3 mo. USD LIBOR + 3.50%, 3.74%, 07/15/32 (b),(c),(f),(g)	1,000,000	994,059
Citigroup Mortgage Loan Trust, Series 2019-E, Class A2, 4.88%, 11/25/70 (b),(c),(f),(l)	1,000,000	1,012,812
CoreVest American Finance Trust,
Series 2017-2 SEQ, Class M, 5.62%, 12/25/27 (b),(c),(f)	459,000	479,307
Series 2018-1, Class D, 4.92%, 06/15/51 (b),(c),(f)	708,000	780,885
Series 2019-1, Class D, 4.82%, 03/15/52 (b),(c),(f)	152,000	152,383
Series 2019-1, Class E, 5.49%, 03/15/52 (b),(c),(f)	196,000	202,600
Series 2019-2, Class XA, 2.38%, 06/15/52 (b),(c),(f),(g),(i)	17,043,400	1,557,818

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Series 2019-2, Class D, 4.22%, 06/15/52 (b),(c),(f)	$476,000	$500,947
Series 2019-2, Class E, 5.22%, 06/15/52 (b),(c),(f),(g)	699,000	680,972
Series 2019-3, Class XA, 2.06%, 10/15/52 (b),(c),(f),(g),(i)	13,590,770	979,894
Series 2019-3, Class D, 3.76%, 10/15/52 (b),(c),(f)	100,000	93,237
Series 2019-3, Class E, 4.77%, 10/15/52 (b),(c),(f),(g)	124,000	133,272
Series 2020-1, Class E, 4.68%, 03/15/50 (b),(c),(f),(g)	100,000	101,602
Series 2020-4, Class XB, 2.83%, 12/15/52 (b),(c),(f),(g),(i)	1,000,000	155,000
Series 2020-4, Class XA, 3.87%, 12/15/52 (b),(c),(f),(g),(i)	986,339	155,348
Cutwater Ltd.,
Series 2014-2A, Class CR, 3 mo. USD LIBOR + 3.75%, 3.99%, 01/15/27 (b),(c),(f),(g)	5,000,000	4,870,270
Series 2015-1A, Class DR, 3 mo. USD LIBOR + 3.45%, 3.69%, 01/15/29 (b),(c),(f),(g)	4,000,000	3,777,832
Denali Capital CLO Ltd., Series 2013-1A, Class B2LR, 3 mo. USD LIBOR + 4.75%, 4.97%, 10/26/27 (b),(c),(f),(g)	1,000,000	906,902
Dryden 80 CLO Ltd., Series 2019-80A, Class D1, 3 mo. USD LIBOR + 4.10%, 4.32%, 01/17/33 (b),(c),(f),(g)	250,000	250,294
Dryden CLO Ltd., Series 2019-75A, Class DR, 3 mo. USD LIBOR + 3.55%, 3.79%, 07/15/30 (b),(c),(f),(g)	4,750,000	4,742,875
Elm CLO Ltd., Series 2014-1A, Class BRR, 3 mo. USD LIBOR + 1.75%, 1.97%, 01/17/29 (b),(c),(f),(g)	500,000	503,818
Fort Washington CLO,
Series 2019-1A, Class D1, 3 mo. USD LIBOR + 3.90%, 4.12%, 10/20/32 (b),(c),(f),(g)	1,000,000	1,001,237
Series 2019-1A, Class E, 3 mo. USD LIBOR + 7.25%, 7.47%, 10/20/32 (b),(c),(f),(g)	500,000	487,443
Galaxy XXVII CLO Ltd., Series 2018-27A, Class E, 3 mo. USD LIBOR + 5.78%, 5.97%, 05/16/31 (b),(c),(f),(g)	1,000,000	972,807
Gallatin Loan Management,
Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.25%, 3.49%, 07/15/27 (b),(c),(f),(g)	7,500,000	7,284,877
Series 2018-1A, Class D1, 3 mo. USD LIBOR + 3.10%, 3.32%, 01/21/28 (b),(c),(f),(g)	4,500,000	4,457,934

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Garrison Funding Ltd., Series 2015-1A, Class CR, 3 mo. USD LIBOR + 3.90%, 4.09%, 09/21/29 (b),(c),(f),(g)	$4,000,000	$3,991,912
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class D, 4.09%, 08/17/26 (b),(f),(h)	900,000	924,437
Greywolf CLO II Ltd., Series 2013-1A, Class C1RR, 3 mo. USD LIBOR + 3.35%, 1.00%, 04/15/34 (b),(f),(g)	1,000,000	998,500
Greywolf CLO III Ltd., Series 2020-3RA, Class CR, 3 mo. USD LIBOR + 3.35%, 3.57%, 04/15/33 (b),(c),(f),(g)	5,000,000	4,997,430
GSAA Home Equity Trust, Series 2004-5, Class M2, 4.34%, 06/25/34 (b),(l)	308,435	249,868
Halsey Point CLO Ltd., Series 2020-3A, Class D1, 3 mo. USD LIBOR + 4.25%, 4.43%, 11/30/32 (b),(c),(f),(g)	1,000,000	994,087
Harbourview CLO Ltd., Series 7RA, Class D, 3 mo. USD LIBOR + 3.36%, 3.58%, 07/18/31 (b),(c),(f),(g)	4,015,158	3,452,024
Highbridge Loan Management Ltd., Series 7A-2015, Class DR, 3 mo. USD LIBOR + 2.40%, 2.59%, 03/15/27 (b),(c),(f),(g)	1,000,000	935,554
Jamestown CLO XV Ltd., Series 2020-15A, Class D, 3 mo. USD LIBOR + 3.65%, 3.89%, 04/15/33 (b),(c),(f),(g)	5,000,000	4,958,945
JMP Credit Advisors CLO Ltd., Series 2014-1RA, Class D, 3 mo. USD LIBOR + 2.60%, 2.82%, 01/17/28 (b),(c),(f),(g)	5,310,000	5,051,801
Kayne CLO II Ltd., Series 2018-2A, Class ER, 3 mo. USD LIBOR + 6.00%, 6.15%, 10/15/31 (b),(c),(f),(g)	416,667	410,956
KVK CLO Ltd., Series 2016-1A, Class D, 3 mo. USD LIBOR + 4.40%, 4.64%, 01/15/29 (b),(c),(f),(g)	5,000,000	4,976,295
Long Beach Mortgage Loan Trust,
Series 2006-10, Class 2A3, 1 mo. USD LIBOR + 0.16%, 0.27%, 11/25/36 (b),(g),(h)	2,642,224	1,135,858
Series 2006-4, Class 2A4, 1 mo. USD LIBOR + 0.26%, 0.63%, 05/25/36 (b),(g),(h)	7,799,690	3,316,732
Madison Park Funding Ltd., Series 2016-20A, Class DR, 3 mo. USD LIBOR + 3.00%, 3.21%, 07/27/30 (b),(c),(f),(g)	2,000,000	1,987,648
Mariner CLO LLC, Series 2015-1A, Class DR2, 3 mo. USD LIBOR + 2.85%, 3.07%, 04/20/29 (b),(c),(f),(g)	6,000,000	5,963,340

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
MidOcean Credit CLO, Series 2016-6A, Class DR, 3 mo. USD LIBOR + 3.75%, 3.97%, 01/20/29 (b),(c),(f),(g)	$4,000,000	$3,994,176
Morgan Stanley ABS Capital I, Inc.,
Series 2007-HE3, Class A2C, 1 mo. USD LIBOR + 0.15%, 0.26%, 12/25/36 (b),(g),(h)	556,844	350,428
Series 2007-HE3, Class A2D, 1 mo. USD LIBOR + 0.25%, 0.36%, 12/25/36 (b),(g),(h)	676,685	434,759
Morgan Stanley Mortgage Loan Trust,
Series 2007-10XS, Class A4, 1 mo. USD LIBOR + 0.59%, 0.70%, 02/25/37 (b),(g)	399,385	247,660
Series 2007-10XS, Class A6, 1 mo. USD LIBOR + 0.60%, 0.71%, 02/25/37 (b),(g)	399,385	247,611
Mountain View CLO LLC, Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.60%, 3.82%, 10/16/29 (b),(c),(f),(g)	3,000,000	2,908,566
Mountain View CLO Ltd.,
Series 2015-10A, Class DR, 3 mo. USD LIBOR + 2.60%, 2.82%, 10/13/27 (b),(c),(f),(g)	2,500,000	2,386,360
Series 2015-9A, Class CR, 3 mo. USD LIBOR + 3.12%, 3.36%, 07/15/31 (b),(c),(f),(g)	5,000,000	4,678,540
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-28A, Class D, 3 mo. USD LIBOR + 2.85%, 3.07%, 04/20/30 (b),(c),(f),(g)	750,000	751,054
New Residential Mortgage LLC, Series 2018-FNT1, Class D, 4.69%, 05/25/23 (b),(c),(f)	493,537	489,687
Nomura CRE CDO Ltd., Series 2007-2A, Class D, 3 mo. USD LIBOR + .45%, 0.63%, 05/21/42 (b),(c),(f),(g)	361,968	177,454
Ocean Trails CLO, Series 2016-6A, Class DR, 3 mo. USD LIBOR + 3.65%, 3.89%, 07/15/28 (b),(c),(f),(g)	5,000,000	4,992,500
OHA Credit Funding 6 Ltd., Series 2020-6A, Class E, 3 mo. USD LIBOR + 7.33%, 7.55%, 07/20/31 (b),(c),(f),(g)	750,000	756,391
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, 3 mo. USD LIBOR + 7.15%, 7.37%, 01/21/30 (b),(c),(f),(g)	250,000	248,188
OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3 mo. USD LIBOR + 1.95%, 2.17%, 01/20/33 (b),(c),(f),(g)	250,000	252,071
OZLM Ltd., Series 2015-12A, Class D, 3 mo. USD LIBOR + 5.40%, 5.61%, 04/30/27 (b),(c),(f),(g)	8,833,000	8,134,928
Palmer Square CLO Ltd., Series 2018-2A, Class B, 3 mo. USD LIBOR + 1.90%, 2.13%, 07/16/31 (b),(c),(f),(g)	250,000	250,302

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Parallel Ltd.,
Series 2019-1A, Class D, 3 mo. USD LIBOR + 4.20%, 4.42%, 07/20/32 (b),(c),(f),(g)	$1,000,000	$994,143
Series 2019-1A, Class E, 3 mo. USD LIBOR + 6.72%, 6.94%, 07/20/32 (b),(c),(f),(g)	666,500	641,340
Series 2020-1A, Class C1, 3 mo. USD LIBOR + 4.10%, 4.32%, 07/20/31 (b),(c),(f),(g)	1,000,000	1,000,223
Perimeter Master Note Business Trust,
Series 2019-1A, Class C, 8.06%, 12/15/22 (b),(f),(h)	251,000	255,227
Series 2019-2A, Class C, 7.06%, 05/15/24 (b),(f),(h)	251,000	253,549
PPM CLO 2 Ltd., Series 2019-2A, Class E, 3 mo. USD LIBOR + 6.55%, 6.77%, 04/16/32 (b),(c),(f),(g)	500,000	493,820
PPM CLO 3 Ltd.,
Series 2019-3A, Class ER, 3 mo. USD LIBOR + 6.61%, 1.00%, 04/17/34 (b),(f),(g)	500,000	494,270
Series 2019-3A, Class DR, 3 mo. USD LIBOR + 3.10%, 1.00%, 04/17/34 (b),(c),(f),(g)	1,000,000	998,500
Regatta Funding LP, Series 2013-2A, Class CR2, 3 mo. USD LIBOR + 3.70%, 3.94%, 01/15/29 (b),(c),(f),(g)	6,500,000	6,490,172
Regatta XI Funding Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 2.85%, 3.07%, 07/17/31 (b),(c),(f),(g)	490,000	487,813
Regatta XV Funding Ltd., Series 2018-4A, Class C, 3 mo. USD LIBOR + 3.30%, 3.52%, 10/25/31 (b),(c),(f),(g)	500,000	497,150
Rockford Tower CLO Ltd., Series 2019-2A, Class D, 3 mo. USD LIBOR + 3.50%, 3.68%, 08/20/32 (b),(c),(f),(g)	750,000	744,142
Romark CLO III Ltd., Series 2019-3A, Class C, 3 mo. USD LIBOR + 3.90%, 4.14%, 07/15/32 (b),(c),(f),(g)	500,000	497,077
Tralee CLO Ltd., Series 2018-5A, Class D, 3 mo. USD LIBOR + 3.20%, 3.42%, 10/20/28 (b),(c),(f),(g)	4,500,000	4,475,542
Trimaran CAVU Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 4.72%, 4.94%, 11/26/32 (b),(c),(f),(g)	2,000,000	2,009,716
Venture CLO Ltd.,
Series 2014-16A, Class DRR, 3 mo. USD LIBOR + 2.51%, 2.75%, 01/15/28 (b),(c),(f),(g)	4,000,000	3,754,668

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Series 2014-18A, Class DR, 3 mo. USD LIBOR + 3.10%, 3.34%, 10/15/29 (b),(c),(f),(g)	$1,000,000	$919,136
Series 2019-37A, Class D, 3 mo. USD LIBOR + 3.90%, 4.14%, 07/15/32 (b),(c),(f),(g)	3,000,000	2,956,185
Voya CLO Ltd.,
Series 2016-2A, Class CR, 3 mo. USD LIBOR + 4.00%, 4.22%, 07/19/28 (b),(c),(f),(g)	250,000	249,030
Series 2017-2A, Class C, 3 mo. USD LIBOR + 3.70%, 3.94%, 06/07/30 (b),(c),(f),(g)	4,000,000	3,994,000
Wellfleet CLO Ltd., Series 2017-3A, Class A2, 3 mo. USD LIBOR + 1.50%, 1.72%, 01/17/31 (b),(c),(f),(g)	1,000,000	998,041
WhiteHorse Ltd., Series 2015-10A, Class DR, 3 mo. USD LIBOR + 3.00%, 3.22%, 04/17/27 (b),(c),(f),(g)	1,250,000	1,231,195
Zais CLO Ltd., Series 2018-11A, Class D, 3 mo. USD LIBOR + 4.00%, 4.22%, 01/20/32 (b),(c),(f),(g)	5,500,000	4,887,349

Total North America		193,061,594

TOTAL ASSET-BACKED SECURITIES (COST $195,629,630)		193,061,594

CONVERTIBLE BONDS — 0.1%
North America — 0.1%
Financial Services — 0.1%
RWT Holdings Inc, 5.75%, 10/01/25 (b),(c)	3,418,000	3,405,353

Total North America		3,405,353

TOTAL CONVERTIBLE BONDS (COST $3,418,000)		3,405,353

BANK DEBT — 6.1%
Asia — 0.0%
Software & Services — 0.0%
Grab Holdings Inc Term Loan B, 5.500%, 01/29/26 (b),(d),(g)	1,305,005	1,324,580

Total Asia		1,324,580

Europe — 0.2%
Chemicals — 0.0%
Composite Resins Holding B.V., 2018 Term Loan B, 3 mo. LIBOR + 4.25%, 5.25%, 08/01/25 (b),(d),(g)	859,663	858,589

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount		Value
Consumer Discretionary Products — 0.0%
Amer Sports Oyj, EUR Term Loan B, 0.00%, 03/30/26 (b),(j)	106,321	EUR	$123,124

Consumer Discretionary Services — 0.1%
McLaren Racing Limited GBP Term Loan, 12.000%, 12/31/35 (b),(d)	1,714,616	GBP	2,363,768

Medical Equipment & Devices Manufacturing — 0.0%
Auris Luxembourg III S.a.r.l., 2019 USD Term Loan B2, 1 mo. LIBOR + 3.75%, 3.86%, 02/27/26 (b),(d)	$226,881		219,791

Oil, Gas & Coal — 0.0%
Endeavour International Holding B.V., Term Loan A1, 3 mo. USD LIBOR, 0.00%, 01/02/22 (b),(d)	1,099,402		3,463

Property & Casualty Insurance — 0.0%
Hyperion Insurance Group Ltd., 2021 Term Loan B, 1 mo. LIBOR + 3.25%, 4.00%, 11/12/27 (b),(g)	314,916		313,690

Refining & Marketing — 0.0%
EG America LLC, 2018 USD Term Loan, 3 mo. LIBOR + 4.00%, 4.20%, 02/07/25 (b),(g)	1,451,911		1,426,764

Semiconductors — 0.0%
Bright Bidco B.V.,
2018 Term Loan B, 0.00%, 06/30/24 (b),(g),(j)	1,600,761		1,217,299
2018 Term Loan B, 4.50%, 06/30/24 (b),(g)	237,420		180,546

			1,397,845

Software & Services — 0.1%
ION Trading Finance Limited, 2021 Term Loan, 0.00%, 03/26/28 (b),(g),(j)	430,347		429,809
ION Trading Technologies S.a.r.l., USD Incremental Term Loan B, 1 mo. LIBOR + 4.00%, 5.00%, 11/21/24 (b),(g)	493,505		493,091
Travelport Finance (Luxembourg) S.A.R.L., 2020 Super Priority Term Loan, 0.00%, 02/28/25 (b),(g),(j)	1,794,737		1,825,391

			2,748,291

Wireless Telecommunications Services — 0.0%
Altice France S.A., 2018 Term Loan B13, 3 mo. LIBOR + 4.00%, 4.20%, 08/14/26 (b),(g)	1,364,910		1,360,133

Total Europe			10,815,458

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount		Value
North America — 5.6%
Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, 3 mo. LIBOR + 4.75%, 5.50%, 04/20/28 (b),(g)	$860,945		$881,126
American Airlines, Inc.,
2017 1st Lien Term Loan, 1 mo. LIBOR + 1.75%, 1.86%, 01/29/27 (b),(g)	203,808		185,603
2018 Term Loan B, 1 mo. LIBOR + 1.75%, 1.86%, 06/27/25 (b),(g)	3,056,123		2,695,134
Kestrel Bidco Inc., Term Loan B, 6 mo. LIBOR + 3.00%, 4.00%, 12/11/26 (b),(g)	1,793,034		1,737,558

			5,499,421

Apparel & Textile Products — 0.2%
S&S Holdings LLC, Term Loan, 0.00%, 03/11/28 (b),(d),(g),(j)	7,026,959		6,824,933

Auto Parts Manufacturing — 0.0%
Truck Hero, Inc., 2021 Term Loan B, 1 mo. LIBOR + 3.75%, 4.50%, 01/31/28 (b),(g)	278,092		277,204

Cable & Satellite — 0.1%
Radiate Holdco, LLC, 2020 Term Loan, 1 mo. LIBOR + 3.50%, 4.25%, 09/25/26 (b),(g)	656,466		655,797
WideOpenWest Finance LLC, 2017 Term Loan B, 1 mo. LIBOR + 3.25%, 4.25%, 08/18/23 (b),(g)	1,322,434		1,317,726

			1,973,523

Casinos & Gaming — 0.1%
Gateway Casinos & Entertainment Limited 2018 Term Loan B ,4.500%, 12/01/23 (b),(g)	4,702,566		4,618,296

Chemicals — 0.0%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, 3 mo. LIBOR + 4.75%, 5.50%, 08/27/26 (b),(g)	1,047,708		1,060,584
LyondellBasell Industries NV,
0.00%, 02/23/22 (b)	16,732,095		120,471
1.00%, 02/23/22 (b)	980,468	EUR	10,348
New Arclin U.S. Holding Corp., 2021 Term Loan B, 3 mo. LIBOR + 4.00%, 5.00%, 02/28/26 (b),(g)	$119,943		119,743
Vantage Specialty Chemicals, Inc., 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.50%, 4.50%, 10/28/24 (b),(g)	157,693		148,659

			1,459,805

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Communications Equipment — 0.0%
Delta TopCo, Inc., 2020 Term Loan B, 3 mo. LIBOR + 3.75%, 4.50%, 12/01/27 (b),(g)	$1,194,890	$1,192,332
MLN US HoldCo LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 4.50%, 4.61%, 11/30/25 (b),(g)	138,192	121,062

		1,313,394

Construction Materials Manufacturing — 0.0%
Forterra Finance, LLC, 2017 Term Loan B, 1 mo. LIBOR + 3.00%, 4.00%, 10/25/23 (b),(g)	350,395	350,483

Consumer Discretionary Services — 0.3%
Infinity Bidco US LLC Fixed Term Loan, 9.500%, 12/23/22 (b),(d)	5,715,388	5,658,233
Montreign Resort Casino 2021 2nd Lien Term Loan, 10.610%, 02/23/22 (b),(d)	6,118,009	6,118,009
Spin Holdco Inc., 2021 Term Loan, 3 mo. LIBOR + 4.00%, 4.75%, 03/01/28 (b)	800,483	793,047

		12,569,289

Consumer Finance — 0.0%
Apollo Commercial Real Estate Finance, Inc, Term Loan B, 1 mo. LIBOR + 2.75%, 2.86%, 05/15/26 (b),(d),(g)	201,065	196,038

Consumer Products — 0.0%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 3 mo. LIBOR + 3.75%, 4.50%, 10/01/26 (b),(g)	1,483,098	1,480,132

Consumer Services — 0.2%
Allied Universal Holdco LLC, 2019 Term Loan B, 1 mo. LIBOR + 4.25%, 4.36%, 07/10/26 (b),(g)	813,042	810,196
Cambium Learning Group, Inc., Term Loan B, 3 mo. LIBOR + 4.50%, 5.25%, 12/18/25 (b),(g)	2,453,186	2,452,524
Cast and Crew Payroll, LLC, 2019 1st Lien Term Loan, 1 mo. LIBOR + 3.75%, 3.86%, 02/09/26 (b),(g)	1,111,254	1,092,851
CHG Healthcare Services Inc., 2017 1st Lien Term Loan B, 6 mo. LIBOR + 3.00%, 4.00%, 06/07/23 (b),(g)	505,932	503,944
Conservice Midco, LLC, 2020 Term Loan B, 3 mo. LIBOR + 4.25%, 4.45%, 05/13/27 (b),(g)	342,114	341,601
Guidehouse LLP, 2018 Term Loan, 1 mo. LIBOR + 4.00%, 4.11%, 05/01/25 (b),(g)	583,861	583,236
LegalZoom.com, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 4.50%, 4.61%, 11/21/24 (b),(g)	1,710,754	1,702,200

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
National Intergovernmental Purchasing Alliance Company, 1st Lien Term Loan, 3 mo. LIBOR + 3.75%, 3.95%, 05/23/25 (b),(g)	$136,257	$135,462
TKC Holdings, Inc. 2017 1st Lien Term Loan, 4.750%, 02/01/23 (b),(g)	3,454,997	3,371,077
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 1 mo. LIBOR + 3.75%, 4.75%, 08/25/24 (b),(g)	609,197	609,148

		11,602,239

Containers & Packaging — 0.2%
Charter NEX US, Inc., 2020 Term Loan, 1 mo. LIBOR + 4.25%, 5.00%, 12/01/27 (b),(g)	991,115	992,354
Flex Acquisition Company, Inc., 2021 Term Loan, 3 mo. LIBOR + 3.50%, 4.00%, 03/02/28 (b),(g)	1,670,364	1,647,664
Fort Dearborn Company,
2016 1st Lien Term Loan, 1 mo. LIBOR + 4.00%, 4.11%, 10/19/23 (b),(g)	31,941	31,849
2016 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 4.19%, 10/19/23 (b),(g)	2,959,820	2,951,326
2016 1st Lien Term Loan, 5.00%, 10/19/23 (b),(g)	2,069,301	2,063,363
2016 2nd Lien Term Loan, 3 mo. LIBOR + 8.50%, 8.69%, 10/21/24 (b),(g)	989,949	984,999
2016 2nd Lien Term Loan, 3 mo. LIBOR + 8.50%, 9.50%, 10/21/24 (b),(g)	1,520,548	1,512,945
Proampac PG Borrower LLC,
2020 Term Loan, 1 mo. LIBOR + 4.00%, 4.11%, 11/03/25 (b),(g)	55,838	55,759
2020 Term Loan, 1 mo. LIBOR + 4.00%, 5.00%, 11/03/25 (b),(g)	99,901	99,760
Trident TPI Holdings, Inc., 2017 USD Term Loan B1, 3 mo. LIBOR + 3.00%, 4.00%, 10/17/24 (b),(g)	979,756	968,890

		11,308,909

Educational Services — 0.1%
KUEHG Corp., 2018 Incremental Term Loan, 3 mo. LIBOR + 3.75%, 4.75%, 02/21/25 (b),(g)	835,641	815,911
Learning Care Group, Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 3.25%, 4.25%, 03/13/25 (b),(g)	613,915	600,998
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.25%, 4.45%, 07/30/25 (b),(g)	884,357	842,165

		2,259,074

Entertainment Contents — 0.1%
Diamond Sports Group, LLC, Term Loan, 1 mo. LIBOR + 3.25%, 3.36%, 08/24/26 (b),(g)	1,027,721	701,420

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Univision Communications Inc., 2020 Replacement Term Loan, 1 mo. LIBOR + 3.75%, 4.75%, 03/15/26 (b),(g)	$1,146,728	$1,144,778

		1,846,198

Entertainment Resources — 0.4%
Alterra Mountain Company, 2020 Term Loan B, 1 mo. LIBOR + 4.50%, 5.50%, 08/01/26 (b),(d),(g)	425,370	426,434
AMC Entertainment Holdings, Inc., 2019 Term Loan B, 3 mo. LIBOR + 3.00%, 3.20%, 04/22/26 (b),(g)	1,814,655	1,563,434
Bulldog Purchaser, Inc., 2018 Term Loan, 2 mo. LIBOR + 3.75%, 3.89%, 09/05/25 (b),(g)	4,340,520	4,049,705
Cinemark USA, Inc., 2018 Term Loan B, 1 mo. LIBOR + 1.75%, 1.86%, 03/31/25 (b),(g)	148,301	141,655
Crown Finance US, Inc., 2018 USD Term Loan, 6 mo. LIBOR + 2.50%, 3.50%, 02/28/25 (b),(g)	2,000,518	1,705,482
Equinox Holdings, Inc.,
2017 1st Lien Term Loan, 4.00%, 03/08/24 (b),(g)	6,237,928	5,810,069
2017 2nd Lien Term Loan, 8.00%, 09/06/24 (b),(g)	1,604,459	1,307,633
Life Time Fitness Inc 2021 Term Loan B, 5.750%, 12/16/24 (b),(g)	2,775,884	2,768,945
William Morris Endeavor Entertainment, LLC,
2018 1st Lien Term Loan, 1 mo. LIBOR + 2.75%, 2.86%, 05/18/25 (b),(g)	789,617	743,448
2018 1st Lien Term Loan, 3 mo. LIBOR + 2.75%, 2.94%, 05/18/25 (b),(g)	688,887	648,607

		19,165,412

Exploration & Production — 0.0%
Par Pacific Holdings, Inc. Term Loan B, 7.000%, 01/12/26 (b),(g)	1,789,256	1,775,837

Financial Services — 0.2%
Advisor Group, Inc., 2021 Term Loan, 1 mo. LIBOR + 4.50%, 4.61%, 07/31/26 (b),(g)	1,002,798	1,001,544
AqGen Ascensus, Inc., 2020 Term Loan, 3 mo. LIBOR + 4.00%, 5.00%, 12/13/26 (b),(g)	474,463	474,017
Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, 1 mo. LIBOR + 3.75%, 4.75%, 04/09/27 (b),(g)	1,906,583	1,906,278
Edelman Financial Center, LLC, 2021 Term Loan B, 0.00%, 07/21/25 (b),(d),(g),(j)	756,433	751,705
Focus Financial Partners, LLC, 2020 Term Loan, 1 mo. LIBOR + 2.00%, 2.11%, 07/03/24 (b),(g)	141,082	139,453

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
GI Revelation Acquisition LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 5.00%, 5.11%, 04/16/25 (b),(g)	$95,095	$95,095
IG Investment Holdings, LLC, 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 5.00%, 05/23/25 (b),(g)	2,058,854	2,056,281
Minotaur Acquisition, Inc., Term Loan B, 1 mo. LIBOR + 5.00%, 5.11%, 03/27/26 (b),(g)	1,957,385	1,953,313
Quidditch Acquisition, Inc., 2018 Term Loan B, 3 mo. LIBOR + 7.00%, 8.00%, 03/21/25 (b),(g)	197,455	192,272
Newport Parent Inc., Term Loan B, 7.500%, 12/10/27 (b),(d),(g)	868,474	867,389

		9,437,347

Food & Beverage — 0.0%
Arterra Wines Canada, Inc., 2020 Term Loan, 3 mo. LIBOR + 3.50%, 4.25%, 11/24/27 (b),(g)	161,197	161,129
Chobani, LLC, 2020 Term Loan B, 1 mo. LIBOR + 3.50%, 4.50%, 10/20/27 (b),(g)	1,070,838	1,069,232
Triton Water Holdings, Inc, Term Loan, 0.00%, 03/31/28 (b),(g),(j)	494,602	492,283

		1,722,644

Forest & Paper Products — 0.0%
Vertical Midco GmbH, USD Term Loan B, 6 mo. LIBOR + 4.25%, 4.48%, 07/30/27 (b)	755,814	756,948

Gaming, Lodging & Restaurants — 0.0%
K-Mac Holdings Corp, 2018 2nd Lien Term Loan, 1 mo. LIBOR + 6.75%, 6.86%, 03/16/26 (b)	162,709	160,513
Tacala, LLC, 1st Lien Term Loan, 1 mo. LIBOR + 3.75%, 4.50%, 02/05/27 (b)	537,024	532,475

		692,988

Hardware — 0.0%
Cardtronics USA, Inc., Term Loan B, 1 mo. LIBOR + 4.00%, 5.00%, 06/29/27 (b),(g)	628,259	626,688
EXC Holdings III Corp., USD 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.50%, 4.50%, 12/02/24 (b),(g)	274,180	273,478

		900,166

Health Care — 0.0%
Gordian Medical, Inc., Term Loan B, 0.00%, 03/29/27 (b),(d),(j)	1,179,563	1,161,869

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Health Care Facilities & Services — 0.9%
CDRH Parent, Inc. New 1st Lien Term Loan, 5.250%, 07/01/21 (b),(g)	$2,018,986	$1,843,597
Enterprise Merger Sub Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.75%, 3.86%, 10/10/25 (b),(g)	3,482,114	2,996,081
eResearchTechnology, Inc., 2020 1st Lien Term Loan, 1 mo. LIBOR + 4.50%, 5.50%, 02/04/27 (b),(g)	390,645	390,829
ExamWorks Group, Inc., 2017 Term Loan, 3 mo. LIBOR + 3.25%, 4.25%, 07/27/23 (b)	994,615	993,372
GHX Ultimate Parent Corporation, 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.25%, 4.25%, 06/28/24 (b),(d),(g)	749,243	743,624
Air Medical,
2017 Term Loan B2, 3 mo. LIBOR + 4.25%, 5.25%, 03/14/25 (b),(g)	1,752,067	1,739,873
2020 Term Loan B, 3 mo. LIBOR + 4.75%, 5.75%, 10/02/25 (b),(g)	161,074	160,429
Gainwell Acquisition Corp, Term Loan B, 3 mo. LIBOR + 4.00%, 4.75%, 10/01/27 (b),(d),(g)	394,747	392,774
National Mentor Holdings, Inc.,
2021 Term Loan, 3 mo. LIBOR + 3.75%, 4.50%, 03/02/28 (b),(g)	889,972	883,964
2021 Term Loan C, 3 mo. LIBOR + 3.75%, 4.50%, 03/02/28 (b),(g)	29,666	29,466
New Millennium HoldCo, Inc. 2020 Term Loan, 6.500%, 05/01/25 (b),(d)	2,304,450	2,292,928
NMSC Holdings, Inc., 1st Lien Term Loan, 6 mo. LIBOR + 5.00%, 6.00%, 04/19/23 (b),(g)	629,947	619,395
Onex TSG Intermediate Corp., 2021 Term Loan B, 3 mo. LIBOR + 4.75%, 5.50%, 02/28/28 (b),(g)	700,671	692,536
PetVet Care Centers, LLC, 2021 Term Loan B3, 1 mo. LIBOR + 3.50%, 4.25%, 02/14/25 (b),(g)	39,672	39,513
Phoenix Guarantor Inc, 2020 Term Loan B2, 0.00%, 03/05/26 (b),(g),(j)	113,936	112,939
Pluto Acquisition I, Inc., 2020 Incremental Term Loan B, 1 mo. LIBOR + 5.00%, 5.50%, 06/22/26 (b),(d),(g)	168,968	168,968
Quorum Health Corporation 2020 Term Loan, 9.250%, 04/29/25 (b),(g)	10,498,787	10,672,016
Surgery Center Holdings, Inc., 2017 Term Loan B, 1 mo. LIBOR + 3.25%, 4.25%, 09/03/24 (b),(g)	1,999,744	1,978,186
Team Health Holdings, Inc. 1st Lien Term Loan, 3.750%, 02/06/24 (b),(g)	15,065,308	13,973,978
U.S. Anesthesia Partners, Inc., 2017 Term Loan, 6 mo. LIBOR + 3.00%, 4.00%, 06/23/24 (b),(g)	1,454,033	1,434,040

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Unified Physician Management, LLC, 2020 Term Loan, 1 mo. LIBOR + 4.25%, 5.00%, 12/16/27 (b),(d),(g)	$311,011	$311,011

		42,469,519

Home Improvement — 0.1%
AI Aqua Merger Sub, Inc.,
2017 1st Lien Term Loan B, 1 mo. LIBOR + 3.25%, 4.25%, 12/13/23 (b),(g)	581,241	580,154
2020 Incremental Term Loan, 6.25%, 12/13/23 (b),(g)	110,968	111,014
Apex Tool Group, LLC, 2019 Term Loan B, 1 mo. LIBOR + 5.25%, 6.50%, 08/01/24 (b),(g)	1,684,299	1,681,672
CP Atlas Buyer, Inc., 2021 Term Loan B, 3 mo. LIBOR + 3.75%, 4.25%, 11/23/27 (b),(g)	870,014	863,628
MI Windows and Doors, LLC, 2020 Term Loan, 1 mo. LIBOR + 3.75%, 4.50%, 12/18/27 (b),(d),(g)	343,746	344,822

		3,581,290

Industrial Other — 0.3%
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan, 5.250%, 06/21/24 (b),(g)	2,180,711	2,144,468
DG Investment Intermediate Holdings 2, Inc.,
2021 Delayed Draw Term Loan, 0.00%, 03/17/28 (b),(d),(j)	51,735	51,444
2021 Term Loan, 0.00%, 03/17/28 (b),(d),(j)	247,035	245,646
Infinite Bidco LLC 2nd Lien Term Loan, 7.500%, 03/02/29 (b),(d),(g)	1,544,345	1,546,276
QualTek USA, LLC 2018 1st Lien Term Loan, 7.250%, 07/18/25 (b),(g)	10,272,262	9,810,010

		13,797,844

Industrial Products — 0.0%
Brookfield WEC Holdings Inc., 2021 Term Loan, 1 mo. LIBOR + 2.75%, 3.25%, 08/01/25 (b)	989,184	980,034

Industrial Services — 0.0%
Fluid-Flow Products, Inc.,
Delayed Draw Term Loan, 0.00%, 03/16/28 (b),(d),(j)	65,095	64,688
Term Loan, 0.00%, 03/16/28 (b),(d),(j)	341,749	339,614
Tutor Perini Corporation, Term Loan B, 3 mo. LIBOR + 4.50%, 5.50%, 08/13/27 (b),(d)	864,405	873,049

		1,277,351

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Internet Media — 0.0%
MH Sub I, LLC,
2020 Incremental Term Loan, 1 mo. LIBOR + 3.75%, 4.75%, 09/13/24 (b),(g)	$976,018	$974,973
2021 2nd Lien Term Loan, 1 mo. LIBOR + 6.25%, 6.36%, 02/12/29 (b),(d),(g)	254,156	255,427
Shutterfly, Inc., 2019 Term Loan B, 3 mo. LIBOR + 6.00%, 7.00%, 09/25/26 (b),(g)	349,285	349,771

		1,580,171

Leisure Products Manufacturing — 0.0%
Recess Holdings, Inc. 2017 1st Lien Term Loan, 4.750%, 09/30/24 (b),(g)	904,808	893,951

Machinery — 0.0%
AI Alpine AT Bidco GmbH,
2018 USD Term Loan B, 3 mo. LIBOR + 3.00%, 3.18%, 10/31/25 (b)	213	206
2018 USD Term Loan B, 3 mo. LIBOR + 3.00%, 3.20%, 10/31/25 (b)	83,151	80,379

		80,585

Machinery Manufacturing — 0.2%
Engineered Machinery Holdings, Inc.,
USD 1st Lien Term Loan, 3 mo. LIBOR + 3.00%, 4.00%, 07/19/24 (b),(g)	265,530	264,258
USD 2nd Lien Term Loan, 8.25%, 07/18/25 (b),(g)	8,435,663	8,443,592
Titan Acquisition Limited, 2018 Term Loan B, 6 mo. LIBOR + 3.00%, 3.27%, 03/28/25 (b),(g)	969,997	948,978
Wash Multifamily Acquisition Inc., CAD 1st Lien Term Loan, 1 mo. LIBOR + 3.25%, 4.25%, 05/16/22 (b),(g)	51,537	51,280
WASH Multifamily Laundry Systems, LLC, 2015 1st Lien Term Loan, 1 mo. LIBOR + 3.25%, 4.25%, 05/16/22 (b),(g)	345,884	344,154

		10,052,262

Manufactured Goods — 0.2%
Hillman Group Inc. (The), 2018 Term Loan B, 1 mo. LIBOR + 4.00%, 4.11%, 05/31/25 (b),(g)	1,089,755	1,087,881
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, 1 mo. LIBOR + 3.50%, 3.61%, 09/06/25 (b),(g)	1,015,710	998,992
Tecomet Inc., 2017 Repriced Term Loan, 3 mo. LIBOR + 3.50%, 4.50%, 05/01/24 (b),(g)	380,789	374,441
WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.000%, 09/30/23 (b),(g)	6,880,988	6,696,095

		9,157,409

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Materials — 0.0%
AOT Packaging Products Acquisition,
2021 Delayed Draw Term Loan, 3 mo. LIBOR + 3.25%, 3.75%, 03/03/28 (b)	$1,619	$1,602
2021 Term Loan, 3 mo. LIBOR + 3.25%, 3.75%, 03/03/28 (b)	215,898	213,648

		215,250

Media — 0.0%
Nielsen Finance LLC, 2020 USD Term Loan B5, 1 mo. LIBOR + 3.75%, 4.75%, 06/04/25 (b)	129,022	129,243

Medical Equipment & Devices Manufacturing — 0.0%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.25%, 4.25%, 08/30/24 (b),(g)	159,532	159,361
CPI International Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.50%, 4.50%, 07/26/24 (b),(g)	181,356	180,620

		339,981

Pharmaceuticals — 0.3%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, 1 mo. LIBOR + 3.50%, 3.63%, 05/04/25 (b),(g)	483,831	474,415
Arbor Pharmaceuticals, Inc., Term Loan B, 3 mo. LIBOR + 5.00%, 6.00%, 07/05/23 (b),(g)	660,979	638,175
Mallinckrodt International Finance S.A.,
2018 Term Loan B, 5.75%, 02/24/25 (b),(g),(k)	1,801,666	1,771,633
Revolver, 0.00%, 02/28/22 (b),(k),(g),(j)	4,730,182	4,676,968
USD Term Loan B, 5.50%, 09/24/24 (b),(g),(k)	8,195,146	8,066,564

		15,627,755

Pipeline — 0.0%
BCP Raptor, LLC, Term Loan B, 1 mo. LIBOR + 4.25%, 5.25%, 06/24/24 (b),(g)	155,875	149,727
Oryx Midstream Holdings LLC, Term Loan B, 1 mo. LIBOR + 4.00%, 4.11%, 05/22/26 (b),(g)	936,709	912,645
Lucid Energy Group II Borrower, LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.00%, 4.00%, 02/17/25 (b),(g)	394,297	380,990

		1,443,362

Power Generation — 0.0%
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, 1 mo. LIBOR + 4.50%, 5.50%, 02/12/27 (b),(g)	321,300	321,220

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Property & Casualty Insurance — 0.1%
Asurion LLC, 2021 2nd Lien Term Loan B3, 1 mo. LIBOR + 5.25%, 5.36%, 01/31/28 (b),(g)	$602,707	$613,255
Hub International Limited, 2021 Term Loan B, 3 mo. LIBOR + 3.25%, 4.00%, 04/25/25 (b),(g)	1,260,014	1,258,225
Sedgwick Claims Management Services, Inc., 2019 Term Loan B, 1 mo. LIBOR + 3.75%, 3.86%, 09/03/26 (b),(g)	245,956	244,335

		2,115,815

Publishing & Broadcasting — 0.1%
A-L Parent LLC,
2016 1st Lien Term Loan, 4.25%, 12/01/23 (b),(g)	4,992,895	4,585,575
2016 2nd Lien Term Loan, 8.25%, 12/02/24 (b),(g)	857,047	479,946
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. LIBOR + 3.50%, 3.71%, 08/21/26 (b),(g)	740,392	710,162
LBI Media, Inc., Exit Term Loan, 3 mo. LIBOR + 7.50%, 8.50%, 10/15/24 (b),(d)	335,312	102,270
Recorded Books Inc., 2021 Term Loan, 1 mo. LIBOR + 4.00%, 4.11%, 08/29/25 (b),(g)	349,311	347,687

		6,225,640

Real Estate — 0.1%
Geo Group, Inc. (The) 2018 Term Loan B, 2.750%, 03/22/24 (b),(g)	2,370,809	2,104,520
Motion Finco Sarl, USD Term Loan B1, 3 mo. LIBOR + 3.25%, 3.45%, 11/12/26 (b)	903,067	871,297

		2,975,817

Recreation Facilities & Services — 0.0%
Motion Finco Sarl, Delayed Draw Term Loan B2, 3 mo. LIBOR + 3.25%, 3.45%, 11/12/26 (b)	118,912	114,729

Refining & Marketing — 0.2%
CITGO Holding Inc. 2019 Term Loan B, 6 mo. LIBOR + 7.00%, 8.000%, 08/01/23 (b),(g)	4,000,570	3,838,547
Citgo Petroleum Corporation 2019 Term Loan B, 6 mo. LIBOR + 6.25%, 7.250%, 03/28/24 (b),(g)	5,397,077	5,401,556
Gulf Finance, LLC,
Term Loan B, 6.25%, 08/25/23 (b),(g)	98,497	81,330
Term Loan B, 3 mo. LIBOR + 5.25%, 7.00%, 08/25/23 (b),(g)	35,913	29,654

		9,351,087

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Restaurants — 0.0%
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, 3 mo. LIBOR + 3.25%, 4.25%, 12/15/27 (b),(g)	$943,083	$938,660

Retail—Consumer Discretionary — 0.1%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, 1 mo. LIBOR + 3.25%, 3.75%, 02/03/28 (b),(g)	388,389	384,408
Harbor Freight Tools USA, Inc., 2020 Term Loan B, 1 mo. LIBOR + 3.00%, 3.75%, 10/19/27 (b),(g)	1,424,659	1,422,066
Kodiak Building Partners Inc., Term Loan B, 3 mo. LIBOR + 3.25%, 4.00%, 03/12/28 (b),(d),(g)	309,307	307,374
LBM Acquisition LLC,
Delayed Draw Term Loan, 0.00%, 12/17/27 (b),(g),(j)	70,815	70,474
Term Loan B, 3 mo. LIBOR + 3.75%, 4.50%, 12/17/27 (b),(g)	318,667	317,132
PetSmart, Inc., 2021 Term Loan B, 3 mo. LIBOR + 3.75%, 4.50%, 02/12/28 (b)	346,356	345,559
White Cap Buyer LLC, Term Loan B, 6 mo. LIBOR + 4.00%, 4.50%, 10/19/27 (b),(g)	800,552	798,550

		3,645,563

Retail—Discretionary — 0.0%
Petco Health and Wellness Company, Inc., 2021 Term Loan B, 3 mo. LIBOR + 3.25%, 4.00%, 03/03/28 (b)	838,185	834,388

Software — 0.0%
NIC Acquisition Corp., Term Loan, 6 mo. LIBOR + 3.75%, 4.50%, 12/29/27 (b)	242,877	242,675

Software & Services — 0.8%
Athenahealth, Inc., 2021 Term Loan B1, 3 mo. LIBOR + 4.25%, 4.45%, 02/11/26 (b),(g)	991,091	991,913
Banff Merger Sub Inc, 2021 USD Term Loan, 1 mo. LIBOR + 3.75%, 3.86%, 10/02/25 (b),(g)	1,532,752	1,525,088
Blackboard, Inc. 2019 Term Loan B5, 7.000%, 06/30/24 (b),(g)	4,284,680	4,266,470
Brave Parent Holdings, Inc., 1st Lien Term Loan, 1 mo. LIBOR + 4.00%, 4.11%, 04/18/25 (b),(g)	1,019,818	1,018,972
Constant Contact Inc Second Lien Term Loan, 8.250%, 02/10/29 (b),(d),(g)	2,830,542	2,788,084
ConvergeOne Holdings, Inc., 2019 Term Loan, 1 mo. LIBOR + 5.00%, 5.11%, 01/04/26 (b),(g)	281,082	270,893

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
CT Technologies Intermediate Holdings, Inc., 2020 Term Loan, 1 mo. LIBOR + 5.00%, 6.00%, 12/16/25 (b),(g)	$782,179	$782,828
DCert Buyer, Inc.,
2019 Term Loan B, 1 mo. LIBOR + 4.00%, 4.11%, 10/16/26 (b),(g)	724,390	722,478
2021 2nd Lien Term Loan, 1 mo. LIBOR + 7.00%, 7.11%, 02/16/29 (b)	459,666	461,679
DMT Solutions Global Corporation 2020 Incremental Term Loan, 8.000%, 07/02/24 (b),(d),(g)	3,273,488	3,240,754
Epicor Software Corporation, 2020 Term Loan, 1 mo. LIBOR + 3.25%, 4.00%, 07/30/27 (b),(g)	947,220	943,753
First Advantage Holdings, LLC, 2021 Term Loan B, 1 mo. LIBOR + 3.00%, 3.11%, 01/31/27 (b),(g)	210,061	208,364
Flexera Software LLC, 2020 Term Loan B, 3 mo. LIBOR + 3.75%, 4.50%, 01/26/28 (b),(g)	611,397	611,727
Genuine Financial Holdings, LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.75%, 3.86%, 07/11/25 (b),(g)	445,380	438,143
GlobalLogic Holdings Inc., 2020 Incremental Term Loan B2, 1 mo. LIBOR + 3.75%, 4.50%, 09/14/27 (b),(d),(g)	204,033	203,523
Greeneden U.S. Holdings II, LLC, 2020 USD Term Loan B4, 1 mo. LIBOR + 4.00%, 4.75%, 12/01/27 (b),(g)	1,085,961	1,085,146
Help/Systems Holdings, Inc, 2019 Term Loan B, 3 mo. LIBOR + 4.75%, 5.75%, 11/19/26 (b),(g)	1,005,290	1,009,895
I-Logic Technologies Bidco Limited, 2021 USD Term Loan B, 3 mo. LIBOR + 4.00%, 4.50%, 02/16/28 (b),(d),(g)	300,312	297,685
Idera, Inc., 2021 Term Loan, 3 mo. LIBOR + 3.75%, 4.50%, 02/04/28 (b),(g)	300,312	297,985
Imperva, Inc., 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 5.00%, 01/12/26 (b),(g)	1,409,259	1,406,835
Imprivata, Inc, Term Loan, 1 mo. LIBOR + 3.75%, 4.25%, 12/01/27 (b),(g)	230,899	230,213
Informatica LLC, 2020 USD 2nd Lien Term Loan, 7.13%, 02/25/25 (b)	77,519	79,119
Ivanti Software, Inc.,
2020 Term Loan B, 3 mo. LIBOR + 4.75%, 5.75%, 12/01/27 (b),(g)	500,000	501,460
2021 Add On Term Loan B, 0.00%, 12/01/27 (b),(g),(j)	216,479	215,289
MA FinanceCo., LLC, 2020 USD Term Loan B, 3 mo. LIBOR + 4.25%, 5.25%, 06/05/25 (b),(d),(g)	549,508	551,569

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Mitchell International, Inc., 2020 Add-On Term Loan, 1 mo. LIBOR + 4.25%, 4.75%, 11/29/24 (b),(g)	$878,019	$878,677
Peraton Holding Corp, Term Loan B, 3 mo. LIBOR + 3.75%, 4.50%, 02/01/28 (b),(g)	458,810	458,429
Perforce Software, Inc., 2020 Term Loan B, 1 mo. LIBOR + 3.75%, 3.86%, 07/01/26 (b),(g)	667,786	660,440
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, 1 mo. LIBOR + 4.00%, 4.11%, 04/26/24 (b),(g)	1,537,938	1,532,171
Project Angel Holdings LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 4.00%, 5.00%, 05/30/25 (b),(d),(g)	594,554	593,068
Project Leopard Holdings, Inc.,
2018 Term Loan, 3 mo. LIBOR + 4.75%, 5.75%, 07/07/24 (b),(g)	117,606	117,135
2019 Term Loan, 3 mo. LIBOR + 4.75%, 5.75%, 07/07/24 (b),(g)	1,048,744	1,044,549
Project Ruby Ultimate Parent Corp., 2021 Term Loan, 3 mo. LIBOR + 3.25%, 4.00%, 03/10/28 (b),(g)	310,334	308,913
Quest Software US Holdings Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.25%, 4.46%, 05/16/25 (b),(g)	1,593,051	1,589,068
Rocket Software, Inc., 2018 Term Loan, 1 mo. LIBOR + 4.25%, 4.36%, 11/28/25 (b),(g)	1,187,879	1,184,018
Sophia, L.P., 2020 1st Lien Term Loan, 3 mo. LIBOR + 3.75%, 4.50%, 10/07/27 (b),(g)	655,911	655,091
Syncsort Incorporated, 2021 1st Lien Term Loan, 0.00%, 03/04/28 (b),(j)	1,100,900	1,091,729
TierPoint, LLC, 2021 Term Loan, 3 mo. LIBOR + 3.75%, 4.50%, 05/05/26 (b),(g)	1,775,604	1,763,760
Veritas US Inc., 2021 USD Term Loan B, 3 mo. LIBOR + 5.00%, 6.00%, 09/01/25 (b),(g)	1,636,179	1,637,537
Virgin Pulse, Inc., 2021 Term Loan, 0.00%, 03/30/28 (b),(d),(j),(g)	357,796	355,112
Virtusa Corporation, Term Loan B, 1 mo. LIBOR + 4.25%, 5.00%, 02/11/28 (b),(d),(g)	207,740	207,870
Weld North Education, LLC, 2020 Term Loan B, 1 mo. LIBOR + 4.00%, 4.75%, 12/21/27 (b),(g)	609,928	608,360

		38,835,792

Software & Technology Services — 0.1%
Endure Digital Inc., Term Loan, 3 mo. LIBOR + 3.50%, 4.25%, 02/10/28 (b)	1,380,105	1,363,889
Peraton Holding Corp, Delayed Draw Term Loan B, 0.00%, 02/01/28 (b),(j)	807,462	806,792

		2,170,681

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Specialty Finance — 0.0%
PI US MergerCo, Inc., USD 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.50%, 4.50%, 01/03/25 (b)	$253,443	$252,953

Transportation & Logistics — 0.0%
Gruden Acquisition, Inc., 2017 Term Loan, 3 mo. LIBOR + 5.50%, 6.50%, 08/18/22 (b),(g)	1,059,211	1,054,359
IBC Capital Limited, 2018 1st Lien Term Loan, 3 mo. LIBOR + 3.75%, 3.94%, 09/11/23 (b),(g)	550,996	545,762

		1,600,121

Travel & Lodging — 0.1%
Casablanca US Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 4.21%, 03/29/24 (b),(g)	1,973,087	1,750,404
Hornblower Sub, LLC,
2020 Repriced Term Loan B, 0.00%, 04/27/25 (b),(d),(g),(j)	2,177,329	1,992,256
2020 Repriced Term Loan B, 3 mo. LIBOR + 4.50%, 4.70%, 04/27/25 (b),(d),(g)	686,746	628,372
2020 Repriced Term Loan B, 3 mo. LIBOR + 4.50%, 5.50%, 04/27/25 (b),(d),(g)	624,817	571,708
SMB Shipping Logistics, LLC, 1st Lien Term Loan, 1 mo. LIBOR + 4.00%, 5.00%, 02/02/24 (b),(g)	435,975	434,886

		5,377,626

Waste & Environmental Services & Equipment — 0.0%
EnergySolutions, LLC, 2018 Term Loan B, 3 mo. LIBOR + 3.75%, 4.75%, 05/09/25 (b),(g)	547,479	544,057
Robertshaw US Holding Corp, 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.50%, 4.50%, 02/28/25 (b),(g)	1,104,563	1,036,633

		1,580,690

Wireless Telecommunications Services — 0.0%
CCI Buyer, Inc., Term Loan, 3 mo. LIBOR + 4.00%, 4.75%, 12/17/27 (b),(g)	383,753	384,114

Wireline Telecommunications Services — 0.0%
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, 3 mo. LIBOR + 4.50%, 5.50%, 11/01/24 (b),(g)	261,815	241,734
West Corporation, 2017 Term Loan, 3 mo. LIBOR + 4.00%, 5.00%, 10/10/24 (b),(g)	535,020	517,332

		759,066

Total North America		278,544,793

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount		Value
South America — 0.3%
Consumer Discretionary Services — 0.0%
Hornblower Sub, LLC, 2021 Incremental Term Loan, 0.00%, 11/10/25 (b),(d),(j)	$1,110,886		$1,166,430

Industrial Services — 0.1%
Latam Airlines Group S.A.,
PIK DIP Delayed Draw Term Loan A, 0.00%, 03/29/22 (b),(d),(j)	535,248		541,938
PIK DIP Delayed Draw Term Loan A, 3 mo. LIBOR + 0.50%, 0.50%, 03/29/22 (b),(d),(g)	1,275,247		1,291,188
PIK DIP Delayed Draw Term Loan C, 3 mo. LIBOR + 1.00%, 16.00%, 04/08/22 (b),(d)	988,966		1,038,414

			2,871,540

Insurance — 0.0%
OneDigital Borrower LLC, 2020 Term Loan, 3 mo. LIBOR + 4.50%, 5.25%, 11/16/27 (b)	48,394		48,354

Iron & Steel — 0.2%
Samarco Mineracao S.A., Fixed Rate Term Loan, 0.00%, 08/31/21 (b),(d),(j)	11,623,127		8,542,999

Total South America			12,629,323

TOTAL BANK DEBT (COST $299,562,055)			303,314,154

CORPORATE BONDS & NOTES — 6.1%
Africa — 0.1%
Utilities — 0.1%
Eskom Holdings SOC Ltd., 8.45%, 08/10/28 (e)	3,660,000		3,973,882

Asia — 0.1%
Financial Services — 0.1%
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22 (e)	3,232,000		3,425,920

Total Asia			3,425,920

Europe — 0.9%
Aerospace & Defense — 0.1%
Rolls-Royce PLC,
4.63%, 02/16/26 (b),(e)	1,161,000	EUR	1,467,021
5.75%, 10/15/27 (b),(c),(f)	1,848,000	EUR	1,966,365
MTN, 1.63%, 05/09/28 (b),(e)	524,000	EUR	559,872

			3,993,258

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount		Value
Automobiles Manufacturing — 0.1%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (b),(c),(f)	$1,994,000		$2,202,223
Mclaren Finance plc, 5.00%, 08/01/22 (b),(e)	3,999,000	GBP	5,366,372
Mclaren Finance PLC, 5.75%, 08/01/22 (b),(c),(f)	$579,000		567,420

			8,136,015

Banks — 0.2%
HSBC Bank plc,
0.00%, 07/15/21 (f),(m)	27,425,000	EGP	1,682,404
MTN, 0.00%, 05/20/21 (f),(e),(m)	2,400,000	EGP	150,536
ICBC Standard Bank plc, MTN, 0.00%, 07/01/21 (f),(c),(m)	116,064,975	EGP	7,161,972

			8,994,912

Consumer Services — 0.0%
AA Bond Co. Ltd., 6.50%, 01/31/26 (b),(f)	350,000	GBP	497,588

Food & Beverage — 0.1%
Forno d’Asolo SpA, 3 mo. EURIBOR + 5.50%, 5.50%, 04/30/27 (b),(f),(g)	3,404,000	EUR	3,726,952

Real Estate — 0.0%
Unique Pub Finance Co PLC (The),
6.46%, 03/30/32 (b),(e)	410,000	GBP	579,331
7.40%, 03/28/24 (b),(e)	93,000	GBP	135,261

			714,592

Restaurants — 0.3%
Stonegate Pub Co. Financing 2019 plc, 8.250%, 07/31/25 (b),(f),(e)	6,244,000	GBP	9,081,412
Wagamama Finance plc, 4.13%, 07/01/22 (b),(l),(e)	3,155,000	GBP	4,337,737

			13,419,149

Transportation & Logistics — 0.1%
Heathrow Finance PLC,
4.38%, 03/01/27 (b),(e)	1,508,000	GBP	2,110,877
4.63%, 09/01/29 (b),(e)	1,483,000	GBP	2,068,178

			4,179,055

Total Europe			43,661,521

Middle East — 0.0%
Utilities — 0.0%
Oryx Funding Ltd., 5.80%, 02/03/31 (f)	$917,000		947,949

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount		Value
North America — 4.9%
Airlines — 0.0%
American Airlines Inc/AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/26 (b),(c),(f)	$1,376,762		$1,432,782
5.75%, 04/20/29 (b),(f)	688,382		732,198

			2,164,980

Banks — 0.1%
JPMorgan Chase Bank N.A., 0.00%, 09/16/21 (f),(m)	46,252,000	EGP	2,777,424

Commercial Finance — 0.2%
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22 (b),(c),(f)	$1,203,000		1,204,504
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/25 (b),(c),(f)	9,202,000		9,616,090

			10,820,594

Consumer Finance — 0.3%
Curo Group Holdings Corp., 8.25%, 09/01/25 (b),(c),(f)	12,577,000		12,608,442
PHH Mortgage Corp., 7.88%, 03/15/26 (b),(c),(f)	2,364,000		2,405,843
United Wholesale Mtge LL, 5.50%, 04/15/29 (b),(f)	230,000		230,000

			15,244,285

Consumer Products — 0.0%
Kronos Acquisition Holdings, Inc.,
5.00%, 12/31/26 (b),(c),(f)	779,000		779,000
7.00%, 12/31/27 (b),(c),(f)	1,112,000		1,065,707

			1,844,707

Entertainment Resources — 0.0%
Life Time, Inc., 5.75%, 01/15/26 (b),(c),(f)	2,092,000		2,152,250

Exploration & Production — 0.2%
Par Petroleum LLC/Par Petroleum Finance Corp., 12.88%, 01/15/26 (b),(c),(f)	190,000		218,500
Par Petroleum LLC/Petroleum Finance Corp., 7.75%, 12/15/25 (b),(c),(f)	11,339,000		11,480,737

			11,699,237

Financial Services — 0.2%
2001 Cat RE Ltd., 3 mo. T-BILL + 12.00%, 12.02%, 01/10/28 (f),(g)	1,300,000		1,346,800
3264 re Ltd., 1 mo. T-BILL + 9.75%, 9.77%, 02/07/26 (f),(g)	1,200,000		1,233,840

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Herbie Re Ltd., 3 mo. T-BILL + 16.00%, 16.02%, 01/06/23 (f),(g)	$250,000	$261,450
Kilimanjaro III Re Ltd., 16.675%, 12/19/26 - 12/19/27 (f),(g)	4,950,000	5,137,605
Kilimanjaro Re Ltd., 3 mo. USD LIBOR + 13.61%, 13.67%, 05/05/26 (f),(g)	400,000	406,920
MF Global Holdings Ltd., 6.75%, 08/08/16 (b),(d),(k),(l)	436,000	128,620

		8,515,235

Food & Beverage — 0.0%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22 (b),(c),(f)	564,000	579,510
Del Monte Foods, Inc., 11.88%, 05/15/25 (b),(c),(f)	1,432,000	1,644,115

		2,223,625

Hardware — 0.0%
Pitney Bowes, Inc.,
6.88%, 03/15/27 (b),(c),(f)	803,000	795,974
7.25%, 03/15/29 (b),(c),(f)	1,377,000	1,361,729

		2,157,703

Health Care Facilities & Services — 0.2%
BCPE Cycle Merger Sub II, Inc., 10.63%, 07/15/27 (b),(c),(f)	3,694,000	4,063,400
CAN Community Health, Inc., 8.50%, 03/01/28 (b),(c),(f)	4,230,000	4,441,500
Hadrian Merger Sub, Inc., 8.50%, 05/01/26 (b),(c),(f)	1,950,000	2,023,125

		10,528,025

Home Improvement — 0.1%
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 07/15/25 (b),(c),(f)	4,383,000	4,580,235

Industrial Other — 0.5%
Brand Industrial Services, Inc., 8.50%, 07/15/25 (b),(c),(f)	2,929,000	2,951,846
Michael Baker International LLC, 8.75%, 03/01/23 (b),(c),(f)	20,381,000	20,661,239

		23,613,085

Integrated Oils — 0.7%
Petroleos Mexicanos,
3.50%, 01/30/23	2,372,000	2,401,650
4.50%, 01/23/26	1,027,000	1,019,606

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
5.95%, 01/28/31	$1,712,000	$1,643,520
6.35%, 02/12/48 (h)	12,412,000	10,224,385
6.38%, 01/23/45	2,673,000	2,218,590
6.75%, 09/21/47 (h)	12,917,000	10,982,033
6.88%, 10/16/25 (f)	1,081,000	1,170,723
6.95%, 01/28/60	1,976,000	1,694,795
7.69%, 01/23/50 (h)	1,546,000	1,430,050

		32,785,352

Internet Media — 0.1%
Getty Images, Inc., 9.75%, 03/01/27 (b),(c),(f)	3,162,000	3,367,530

Machinery Manufacturing — 0.2%
Granite US Holdings Corp., 11.00%, 10/01/27 (b),(c),(f)	427,000	481,443
Husky III Holding Ltd., PIK, 13.00%, 02/15/25 (b),(c),(f)	4,110,000	4,469,625
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (b),(c),(f)	4,545,000	4,720,891

		9,671,959

Manufactured Goods — 0.2%
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp., 12.25%, 11/15/26 (b),(c),(f)	4,730,000	5,404,025
Hillman Group, Inc. (The), 6.38%, 07/15/22 (b),(c),(f)	2,449,000	2,452,061

		7,856,086

Oil & Gas Services & Equipment — 0.2%
CSI Compressco LP / CSI Compressco Finance, Inc.,
7.25%, 08/15/22 (b),(c)	7,753,000	7,357,597
7.50%, 04/01/25 (b),(c),(f)	1,433,000	1,454,495

		8,812,092

Pipeline — 0.4%
Martin Midstream Partners LP / Martin Midstream Finance Corp.,
10.00%, 02/29/24 (b),(c),(f)	3,151,352	3,293,163
11.50%, 02/28/25 (b),(c),(f)	14,311,133	14,454,244

		17,747,407

Property & Casualty Insurance — 0.3%
FloodSmart Re Ltd.,
3 mo. T-BILL + 13.00%, 13.00%, 03/01/24 (f),(g)	1,400,000	1,403,640
3 mo. T-BILL + 14.50%, 14.52%, 02/27/26 (f),(g)	800,000	812,000

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount		Value
3 mo. T-BILL + 16.75%, 16.75%, 03/01/24 (f),(g)	$2,800,000		$2,807,280
Highlands Holdings Bond Issuer Ltd / Highlands Holdings Bond Co-Issuer Inc, PIK, 7.63%, 10/15/25 (b),(c),(f)	3,145,044		3,373,060
PT Cosaint Re Pte Ltd., 1 mo. T-BILL + 9.25%, 9.27%, 04/03/28 (f),(g)	3,500,000		3,500,000
Residential Reinsurance 2020 Ltd., 0.00%, 12/06/24 (f),(m)	450,000		352,080
Tailwind Re Ltd., 3 mo. T-BILL + 11.55%, 11.55%, 01/08/25 (f),(g)	1,400,000		1,421,560

			13,669,620

Publishing & Broadcasting — 0.1%
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/24 (b),(c)	4,248,000		4,419,194

Real Estate — 0.3%
EPR Properties, 3.75%, 08/15/29 (b),(c)	2,523,000		2,403,253
ESH Hospitality, Inc., 4.63%, 10/01/27 (b),(c),(f)	1,077,000		1,139,078
Kennedy-Wilson, Inc., 4.75%, 03/01/29 (b),(c)	1,000,000		1,012,500
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc, 3.88%, 02/15/29 (b),(c),(f)	1,000,000		996,125
Service Properties Trust,
3.95%, 01/15/28 (b),(c)	905,000		834,863
4.38%, 02/15/30 (b),(c)	5,605,000		5,149,314
4.95%, 10/01/29 (b),(c)	1,216,000		1,158,240
5.50%, 12/15/27 (b),(c)	134,000		141,736

			12,835,109

Refining & Marketing — 0.0%
Citgo Holding, Inc., 9.25%, 08/01/24 (b),(c),(f)	1,873,000		1,858,953
CITGO Petroleum Corp., 6.38%, 06/15/26 (b),(c),(f)	567,000		572,120

			2,431,073

Supranationals — 0.0%
International Bank for Reconstruction & Development, 3 mo. USD LIBOR + 10.00%, 10.10%, 07/13/24 (f),(g)	1,200,000		1,218,720

Travel & Lodging — 0.3%
Carnival plc, 1.00%, 10/28/29 (b)	1,132,000	EUR	1,017,446
Viking Cruises Ltd.,
5.88%, 09/15/27 (b),(c),(f)	$4,255,000		4,159,263

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
6.25%, 05/15/25 (b),(c),(f)	$5,140,000	$5,089,680
7.00%, 02/15/29 (b),(c),(f)	1,477,000	1,520,867
13.00%, 05/15/25 (b),(c),(f)	4,199,000	4,936,449

		16,723,705

Utilities — 0.3%
Ferrellgas Escrow LLC / FG Operating Finance Escrow Corp.,
5.38%, 04/01/26 (b),(f)	3,094,000	3,073,270
5.88%, 04/01/29 (b),(f)	3,094,000	3,052,231
Ferrellgas LP / Ferrellgas Finance Corp.,
6.50%, 05/01/21 (b),(c)	341,000	341,000
6.75%, 01/15/22 - 06/15/23 (c),(b)	3,295,000	3,331,461
Pacific Gas and Electric Co., 3.15%, 01/01/26 (b)	1,076	1,121
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (b),(c),(f)	5,992,000	6,036,940

		15,836,023

Wireline Telecommunications Services — 0.0%
Switch Ltd., 3.75%, 09/15/28 (b),(c),(f)	1,000,000	984,720

Total North America		246,679,975

South America — 0.1%
Integrated Oils — 0.1%
Petrobras Global Finance BV,
6.75%, 06/03/50	2,818,000	3,008,215
6.90%, 03/19/49 (c)	2,352,000	2,575,440

		5,583,655

Metals & Mining — 0.0%
CSN Islands XI Corp., 6.75%, 01/28/28 (f)	1,972,000	2,089,432

Total South America		7,673,087

TOTAL CORPORATE BONDS & NOTES (COST $291,954,036)		306,362,334

SOVEREIGN DEBT — 8.8%
Angolan Government International Bond, MTN, 8.00%, 11/26/29 (e)	1,654,000	1,549,689
Argentine Republic Government International Bond,
0.13%, 07/09/35 - 07/09/46 (l)	3,679,227	1,113,507
1.00%, 07/09/29	485,806	174,161
Bahamas Government International Bond, 8.95%, 10/15/32 (f),(c)	2,623,000	2,793,495
Bahrain Government International Bond, 7.00%, 01/26/26 (e)	2,600,000	2,990,000

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount		Value
Banque Centrale de Tunisie International Bond,
5.63%, 02/17/24 (e)	6,800,000	EUR	$7,026,591
5.75%, 01/30/25 (h),(e)	$37,200,000		32,374,118
6.38%, 07/15/26 (e)	15,200,000	EUR	15,648,888
Costa Rica Government International Bond, 7.16%, 03/12/45 (e),(h)	$16,000,000		15,536,160
Ecuador Government International Bond,
0.00%, 07/31/30 (f),(h)	2,621,419		1,048,594
0.50%, 07/31/30 - 07/31/40 (f),(h),(l),(m)	29,440,819		14,002,721
Egypt Government International Bond,
5.88%, 02/16/31 (f)	1,584,000		1,482,782
7.90%, 02/21/48 (e)	16,500,000		15,513,003
8.15%, 11/20/59 (f)	1,279,000		1,218,554
8.50%, 01/31/47 (e),(h)	7,300,000		7,254,740
8.88%, 05/29/50 (f),(e)	8,275,000		8,438,216
French Republic Government Bond OAT, 0.10%, 03/01/29 (b),(e)	8,077,576	EUR	10,801,387
Gabon Government International Bond,
6.38%, 12/12/24 (e)	$3,000,000		3,106,500
6.63%, 02/06/31 (c),(f),(h),(e)	43,200,000		41,688,864
Ghana Government International Bond, 0.00%, 04/07/25 (m)	900,000		695,250
Iraq International Bond, 5.80%, 01/15/28 (h),(e)	65,756,250		62,109,408
Ivory Coast Government International Bond,
6.13%, 06/15/33 (e)	16,300,000		16,649,146
6.38%, 03/03/28 (e)	800,000		867,040
Kingdom Of Jordan,
4.95%, 07/07/25 (f)	2,099,000		2,154,582
5.85%, 07/07/30 (f)	1,404,000		1,428,472
Nigeria Government International Bond,
7.14%, 02/23/30 (e),(h)	14,200,000		14,468,806
7.63%, 11/21/25 (c),(f),(e)	26,285,000		29,602,956
Oman Government International Bond, 7.00%, 01/25/51 (f)	911,000		897,335
Paraguay Government International Bond, 4.63%, 01/25/23 (e)	7,644,000		8,045,386
Republic of Belarus International Bond, 6.20%, 02/28/30 (e)	9,400,000		8,710,040
Republic of Belarus Ministry of Finance,
5.88%, 02/24/26 (e)	4,800,000		4,594,675
6.38%, 02/24/31 (e)	20,400,000		18,852,456
Republic Of Ghana, 7.75%, 04/07/29 (f)	1,203,000		1,190,970
Republic of South Africa Government Bond, 8.25%, 03/31/32	45,590,000	ZAR	2,668,600

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount		Value
Russian Federal Bond—OFZ,
7.15%, 11/12/25	326,157,000	RUB	$4,431,962
7.40%, 07/17/24	380,731,000	RUB	5,215,771
Saudi Government International Bond, 3.75%, 01/21/55 (f)	$1,685,000		1,649,952
Turkey Government International Bond, 6.38%, 10/14/25	2,656,000		2,627,846
Ukraine Government International Bond,
0.00%, 05/31/40 (g),(e)	49,350,000		50,830,500
7.25%, 03/15/33 (f),(c),(h)	6,892,000		6,856,162
7.38%, 09/25/32 (e),(h)	12,700,000		12,764,262

TOTAL SOVEREIGN DEBT (COST $448,138,317)			441,073,547

MORTGAGE-BACKED SECURITIES — 8.5%
Europe — 0.2%
Commercial Mortgage-Backed Securities — 0.2%
Cold Finance plc,
Series 1, Class C, 3 mo. GBP LIBOR + 1.95%, 2.01%, 08/20/29 (b),(g),(e)	1,107,651	GBP	1,537,858
Series 1, Class D, 3 mo. GBP LIBOR + 2.50%, 2.56%, 08/20/29 (b),(g),(e)	3,647,506	GBP	5,002,095
Series 1, Class E, 3 mo. GBP LIBOR + 3.55%, 3.61%, 08/20/29 (b),(g),(e)	3,734,848	GBP	5,068,835

			11,608,788

Total Europe			11,608,788

North America — 8.3%
Collateralized Mortgage Obligation (Residential) — 2.2%
Alternative Loan Trust,
Series 2006-H, Class 5A1, 1 mo. USD LIBOR + 0.36%, 0.47%, 10/20/36 (b),(g),(h)	$4,675,605		2,321,952
Series 2006-OA17, Class 1A1D, 1 mo. USD LIBOR + 0.29%, 0.40%, 12/20/46 (b),(c),(g)	320,101		258,612
Series 2006-OA19, Class A1, 1 mo. USD LIBOR + 0.18%, 0.29%, 02/20/47 (b),(c),(g)	517,965		407,378
Series 2006-OA19, Class A4, 1 mo. USD LIBOR + 0.21%, 0.32%, 02/20/47 (b),(c),(g)	494,955		394,203
Series 2006-OA9, Class 2A1A, 1 mo. USD LIBOR + 0.21%, 0.32%, 07/20/46 (b),(g)	331,204		250,719
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.91%, 09/25/35 (b),(l),(h)	1,034,797		802,219

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Banc of America Funding Trust, Series 2005-B, Class 3M2, 1 mo. USD LIBOR + 1.05%, 1.16%, 04/20/35 (b),(g),(h)	$1,501,721	$1,367,108
Bellemeade Re Ltd., Series 2019-1A, Class B1, 1 mo. USD LIBOR + 4.00%, 4.11%, 03/25/29 (b),(f),(g),(h)	331,000	324,193
Chase Mortgage Finance Corp., Series 2007-A2, Class 3A2, 2.89%, 06/25/35 (b),(c),(g)	61,011	58,933
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1X2, 1.30%, 04/25/31 (b),(c),(f),(i)	1,023,082	2,622
Series 2019-R01, Class 2X2, 1.30%, 07/25/31 (b),(c),(f),(i)	4,295,547	16,933
Series 2019-R06, Class 2X2, 1.10%, 09/25/39 (b),(c),(f),(i)	3,798,577	12,539
Countrywide Alternative Loan Trust, Series 2005-21CB SEQ, Class A17, 6.00%, 06/25/35 (b),(c)	586,044	571,369
Deephaven Residential Mortgage Trust, Series 2020-2, Class M1, 4.11%, 05/25/65 (b),(f),(g),(h)	699,000	755,033
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3, Class A2, 1 mo. USD LIBOR + 0.25%, 0.36%, 07/25/47 (b),(g)	272,140	250,121
Eagle RE Ltd.,
Series 2019-1, Class M2, 1 mo. USD LIBOR + 3.30%, 3.41%, 04/25/29 (b),(f),(g),(h)	8,674,000	8,643,572
Series 2020-1, Class M2, 1 mo. USD LIBOR + 2.00%, 2.11%, 01/25/30 (b),(f),(g),(h)	10,192,000	9,764,089
Federal Home Loan Mortgage Corp.,
Series 2017-DNA2, Class M2AI, 2.50%, 10/25/29 (b),(c),(i)	1,381,500	38,306
Series 2017-DNA3, Class M2AI, 1.75%, 03/25/30 (b),(c),(i)	1,935,200	32,540
Series 2017-HQA1, Class M2AI, 2.50%, 08/25/29 (b),(c),(i)	3,857,886	83,442
Series 2017-HQA2, Class M2AI, 2.00%, 12/25/29 (b),(c),(i)	7,285,775	145,890
Series 2018-DNA1, Class M2AI, 1.25%, 07/25/30 (b),(c),(i)	6,124,713	66,674
Series 2018-HQA1, Class M2AI, 1.50%, 09/25/30 (b),(c),(i)	2,105,538	23,393
Federal National Mortgage Association,
2.00%, 04/14/51 (b),(n)	44,500,000	44,374,866
Series 2017-C01, Class 1X1, 2.30%, 07/25/29 (b),(c),(i)	8,034,722	162,727
Series 2017-C02, Class 2X3, 2.30%, 09/25/29 (b),(c),(i)	8,257,219	220,336

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Series 2017-C02, Class 2X4, 2.80%, 09/25/29 (b),(c),(i)	$2,685,386	$78,314
Series 2017-C04, Class 2X2, 1.75%, 11/25/29 (b),(c),(i)	21,761,746	455,038
Series 2017-C05, Class 1X3, 1.00%, 01/25/30 (b),(c),(i)	9,494,038	86,557
Series 2017-C06, Class 2X1, 1.80%, 02/25/30 (b),(c),(i)	6,474,554	101,735
Series 2017-C07, Class 1X3, 1.00%, 05/25/30 (b),(c),(i)	2,574,725	24,609
Series 2018-C02, Class 2X2, 1.30%, 08/25/30 (b),(c),(i)	2,627,532	31,260
Series 2018-C03, Class 1X2, 1.30%, 10/25/30 (b),(c),(i)	11,758,449	147,627
Government National Mortgage Association, 4.50%, 10/20/49 (b),(h)	7,200,540	7,859,555
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A, 1 mo. USD LIBOR + 0.36%, 0.47%, 05/19/46 (b),(g)	442,632	250,154
Series 2006-4, Class 1A2A, 1 mo. USD LIBOR + 0.38%, 0.49%, 05/19/46 (b),(c),(g)	424,223	250,390
Homeward Opportunities Fund, Series 2019-1, Class B1, 4.80%, 01/25/59 (b),(c),(f),(g)	1,136,000	1,174,639
Legacy Mortgage Asset Trust, Series 2020-GS4 SEQ, Class A2, 4.00%, 02/25/60 (b),(c),(f),(l)	1,000,000	1,003,631
LHOME Mortgage Trust,
Series 2019-RTL1, Class M, 6.90%, 10/25/23 (b),(c),(f)	571,000	554,298
Series 2021-RTL1, Class M, 4.46%, 09/25/26 (b),(c),(f),(g)	1,884,000	1,884,264
Mortgage Insurance-Linked Notes,
Series 2019-1, Class M2, 1 mo. USD LIBOR + 2.90%, 3.01%, 11/26/29 (b),(f),(g),(h)	8,540,000	8,318,361
Series 2020-1, Class M2B, 1 mo. USD LIBOR + 2.25%, 2.36%, 02/25/30 (b),(f),(g),(h)	1,425,000	1,334,560
New Residential Mortgage Loan Trust, Series 2020-NQM2 SEQ, Class M1, 3.89%, 05/24/60 (b),(f),(g),(h)	376,000	389,783
PMT Credit Risk Transfer Trust, Series 2019-2R, Class A, 1 mo. USD LIBOR + 2.75%, 2.86%, 05/27/23 (b),(f),(g),(h)	4,179,121	4,092,233
Residential Funding Mortgage Securities, Series 2006-S12, Class 3A4, 5.75%, 12/25/36 (b),(c)	704,152	675,695

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Sequoia Mortgage Trust,
Series 2017-3, Class B4, 3.78%, 04/25/47 (b),(c),(f),(g)	$291,000	$299,459
Series 2017-7, Class B4, 3.74%, 10/25/47 (b),(c),(f),(g)	773,000	794,752
Series 2018-2, Class B4, 3.75%, 02/25/48 (b),(c),(f),(g)	810,523	793,391
Series 2018-3, Class B4, 3.78%, 03/25/48 (b),(c),(f),(g)	642,000	646,294
Series 2018-5, Class B4, 3.92%, 05/25/48 (b),(c),(f),(g)	649,000	662,111
Series 2018-8, Class B4, 4.27%, 11/25/48 (b),(c),(f),(g)	693,000	702,354
Series 2019-1, Class B4, 4.42%, 02/25/49 (b),(c),(f),(g)	319,000	327,879
Series 2019-2, Class B4, 4.27%, 06/25/49 (b),(c),(f),(g)	306,000	313,331
Series 2019-3, Class B4, 4.08%, 09/25/49 (b),(c),(f),(g)	356,000	365,186
STACR Trust,
Series 2018-DNA2, Class M2AI, 1.50%, 12/25/30 (b),(c),(f),(i)	7,780,200	123,355
Series 2018-HRP2, Class M3AI, 1.75%, 02/25/47 (b),(c),(f),(i)	1,358,000	34,918
Series 2018-HRP2, Class B1, 1 mo. USD LIBOR + 4.20%, 4.31%, 02/25/47 (b),(c),(f),(g)	1,198,000	1,199,498
Starwood Mortgage Residential, Series 2019-IMC1, Class B1, 5.05%, 02/25/49 (b),(c),(f),(g)	930,000	936,411
Verus Securitization Trust, Series 2019-INV1 SEQ, Class B1, 4.99%, 12/25/59 (b),(c),(f)	271,000	271,673
WaMu Mortgage Pass-Through Certificates Series,
1.33%, 01/25/46 (b),(g)	384,915	337,665
Series 2005-AR19, Class B1, 1 mo. USD LIBOR + 1.05%, 1.16%, 12/25/45 (b),(g),(h)	1,727,400	1,454,588
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR17, Class 1A, 12 mo. MTA + 0.82%, 1.20%, 12/25/46 (b),(g),(h)	2,266,746	2,086,565
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class A1, 1 mo. USD LIBOR + 0.10%, 0.21%, 12/25/36 (b),(c),(g)	485,884	321,428

		111,733,330

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Commercial Mortgage-Backed Securities — 5.2%
Ashford Hospitality Trust,
Series 2018-ASHF, Class E, 1 mo. USD LIBOR + 3.10%, 3.21%, 04/15/35 (b),(c),(f),(g)	$5,900,000	$5,326,166
Series 2018-KEYS, Class D, 1 mo. USD LIBOR + 2.75%, 2.86%, 06/15/35 (b),(c),(f),(g)	90,000	85,629
BAMLL Commercial Mortgage Securities Trust,
Series 2019-BPR, Class EMP, 3.89%, 11/05/32 (b),(f),(g),(h)	8,817,000	7,600,386
Series 2019-BPR, Class FMP, 3.89%, 11/05/32 (b),(f),(g),(h)	4,408,000	3,552,213
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class D, 1 mo. USD LIBOR + 2.10%, 2.21%, 09/15/35 (b),(c),(f),(g)	2,132,000	2,110,757
BANK, Series 2017-BNK8 SEQ, Class A4, 3.49%, 11/15/50 (b)	4,200,000	4,581,486
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW13, Class D, 5.75%, 09/11/41 (f),(g),(c)	797,050	699,090
Series 2007-PW18, Class B, 6.48%, 06/11/50 (f),(g),(c)	6,394,786	5,851,230
BX Commercial Mortgage Trust,
Series 2020-VIVA, Class D, 3.67%, 03/11/44 (b),(c),(f),(g)	100,000	98,843
Series 2020-VIVA, Class E, 3.67%, 03/11/44 (b),(c),(g)	1,000,000	924,742
BX Trust, Series 2018-GW, Class F, 1 mo. USD LIBOR + 2.42%, 2.53%, 05/15/35 (b),(c),(f),(g)	106,000	105,335
CFCRE Commercial Mortgage Trust,
Series 2016-C6, Class D, 4.20%, 11/10/49 (b),(f),(g),(h)	3,266,000	2,700,881
Series 2017-C8, Class E, 3.22%, 06/15/50 (b),(c),(f)	3,110,000	1,800,379
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class C, 5.93%, 03/15/49 (g),(c)	183,517	183,125
Series 2012-GC8, Class D, 4.88%, 09/10/45 (b),(c),(f),(g)	926,000	741,121
Series 2015-GC29, Class D, 3.11%, 04/10/48 (b),(f),(h)	1,918,000	1,821,937
Series 2015-GC31, Class D, 4.19%, 06/10/48 (b),(g),(h)	1,850,000	1,833,061
Series 2016-C3, Class D, 3.00%, 11/15/49 (b),(f),(h)	1,826,000	1,351,362
Series 2018-B2 SEQ, Class A4, 4.01%, 03/10/51 (b)	2,060,000	2,297,570

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Series 2019-C7, Class E, 2.75%, 12/15/72 (b),(c),(f)	$697,000	$587,705
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class B, 5.62%, 05/15/46 (g),(c)	6,250,538	6,213,659
COMM Mortgage Trust,
Series 2014-CR14, Class D, 4.62%, 02/10/47 (b),(c),(f),(g)	591,000	541,556
Series 2014-CR18, Class D, 4.74%, 07/15/47 (b),(c),(f),(g)	2,111,000	2,062,656
Series 2014-CR21, Class E, 3.00%, 12/10/47 (f),(c)	1,686,000	1,071,615
Series 2015-CR27, Class E, 3.25%, 10/10/48 (b),(c),(f)	1,906,000	1,495,543
Series 2019-GC44, Class 180C, 3.40%, 08/15/57 (b),(c),(f),(g)	334,000	280,392
Series 2019-GC44, Class 180D, 3.40%, 08/15/57 (b),(c),(f),(g)	227,000	186,903
Commercial Mortgage Trust,
Series 2015-CR22, Class E, 3.00%, 03/10/48 (b),(c),(f)	239,000	165,622
Series 2015-CR23, Class E, 3.23%, 05/10/48 (b),(c),(f)	4,668,000	3,388,595
Series 2015-CR23, Class D, 4.29%, 05/10/48 (b),(c),(g)	502,000	511,524
Series 2015-CR25, Class D, 3.78%, 08/10/48 (b),(c),(g)	432,000	395,187
Series 2015-CR27, Class D, 3.45%, 10/10/48 (b),(c),(f),(g)	2,955,000	2,762,869
Series 2015-LC21, Class D, 4.34%, 07/10/48 (b),(c),(g)	1,010,000	964,002
Series 2016-CD1, Class D, 2.81%, 08/10/49 (b),(c),(f),(g)	2,075,000	1,682,869
Crescent Capital Trust, 2.66%, 04/15/36 (b),(g)	1,000,000	1,000,000
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class D, 4.19%, 06/15/57 (b),(g),(h)	843,000	664,667
Series 2015-C3, Class D, 3.38%, 08/15/48 (b),(g),(h)	3,139,000	1,653,437
Series 2015-C4, Class F, 3.50%, 11/15/48 (b),(c),(f),(g)	5,568,000	4,446,733
Series 2018-CX11, Class D, 2.75%, 04/15/51 (b),(c),(f),(g)	604,000	485,168
Series 2019-C17, Class D, 2.50%, 09/15/52 (b),(c),(f)	1,409,000	1,148,825

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
DBWF Mortgage Trust, Series 2018-GLKS, Class F, 1 mo. USD LIBOR + 3.49%, 3.60%, 12/19/30 (b),(c),(f),(g)	$2,202,000	$2,127,636
Federal Home Loan Mortgage Corp.,
Series K-1519, Class X3, 2.80%, 12/25/38 (b),(c),(g),(i)	1,000,000	295,687
Series K124, Class X3, 2.62%, 02/25/49 (b),(c),(g),(i)	100,000	20,804
FREMF Mortgage Trust, Series 2017-KL1P, Class BP, 3.37%, 10/25/25 (b),(c),(f),(g)	1,000,000	974,362
GS Mortgage Securities Corp. II,
Series 2012-TMSQ, Class D, 3.46%, 12/10/30 (b),(c),(f),(g)	1,000,000	900,649
Series 2013-GC10, Class E, 4.40%, 02/10/46 (b),(c),(f),(g)	3,900,000	3,246,383
Series 2017-GS8 SEQ, Class A4, 3.47%, 11/10/50 (b)	1,100,000	1,194,031
Series 2017-SLP, Class E, 4.59%, 10/10/32 (b),(c),(f),(g)	3,300,000	3,271,079
Series 2018-GS10, Class E, 3.00%, 07/10/51 (b),(c),(f),(g)	1,393,000	1,198,061
GS Mortgage Securities Trust,
Series 2014-GC20, Class D, 4.96%, 04/10/47 (b),(c),(f),(g)	1,199,911	658,149
Series 2014-GC20, Class C, 4.96%, 04/10/47 (b),(c),(g)	1,358,000	1,253,388
Series 2014-GC24, Class C, 4.53%, 09/10/47 (b),(c),(g)	303,000	257,393
Series 2016-GS2, Class D, 2.75%, 05/10/49 (b),(c),(f)	1,415,000	1,292,748
Series 2017-GS8, Class D, 2.70%, 11/10/50 (b),(c),(f)	1,593,000	1,474,831
Harvest Commercial Capital Loan Trust,
Series 2019-1, Class M4, 4.64%, 09/25/46 (b),(f),(g),(h)	1,290,000	1,157,102
Series 2019-1, Class M5, 5.73%, 09/25/46 (b),(f),(g),(h)	1,944,000	1,661,550
Hilton USA Trust, Series 2016-HHV, Class F, 4.19%, 11/05/38 (b),(c),(f),(g)	20,139,000	19,782,600
IMT Trust, Series 2017-APTS, Class FFX, 3.50%, 06/15/34 (b),(c),(f),(g)	625,000	577,663
J.P. Morgan Chase Commercial Mortgage SecuritiesTrust, Series 2018-MINN, Class E, 1 mo. USD LIBOR + 2.50%, 3.50%, 11/15/35 (b),(c),(f),(g)	6,000,000	4,736,022

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2019-MARG, Class E, 1 mo. USD LIBOR + 2.50%, 2.61%, 05/15/34 (b),(c),(f),(g)	$3,258,000	$3,152,376
Series 2020-NNNZ SEQ, Class M, 8.54%, 01/16/37 (f),(c)	2,769,894	1,981,660
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-ASH8, Class E, 1 mo. USD LIBOR + 3.00%, 3.26%, 02/15/35 (b),(c),(f),(g)	16,190,000	15,153,694
Series 2018-WPT, Class FFX, 5.54%, 07/05/33 (b),(c),(f),(g)	4,570,000	4,600,349
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class D, 3.65%, 10/15/48 (b),(f),(g),(h)	5,074,000	4,155,885
Series 2015-C29, Class D, 3.70%, 05/15/48 (b),(c),(g)	112,000	89,100
Series 2015-C30, Class D, 3.77%, 07/15/48 (b),(c),(g),(h)	4,924,500	4,507,804
Series 2015-C31, Class E, 4.62%, 08/15/48 (b),(c),(f),(g)	1,093,000	753,854
Series 2016-C1, Class E, 4.74%, 03/15/49 (b),(c),(f),(g)	3,126,000	2,632,858
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7 SEQ, Class A5, 3.41%, 10/15/50 (b)	4,950,000	5,377,294
KKR Industrial Portfolio Trust,
Series 2020-AIP, Class F, 1 mo. USD LIBOR + 3.43%, 3.54%, 03/15/37 (b),(c),(f),(g)	4,828,742	4,839,283
Series 2021-KDIP, Class G, 1 mo. USD LIBOR + 3.75%, 3.86%, 12/15/37 (b),(c),(f),(g)	1,000,000	1,013,728
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G, 5.11%, 07/15/40 (f),(g),(c)	3,878,926	3,461,860
Series 2006-C1, Class C, 5.34%, 02/15/41 (g),(c)	5,200,821	2,614,973
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50 (b),(c),(f),(g)	967,000	960,552
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5 SEQ, Class G, 4.50%, 08/15/45 (b),(c),(f)	8,330,000	7,762,377
Series 2014-C15, Class D, 4.90%, 04/15/47 (b),(c),(f),(g)	2,270,000	2,247,046
Series 2015-C20, Class D, 3.07%, 02/15/48 (b),(c),(f)	153,000	147,857
Series 2015-C21, Class D, 4.14%, 03/15/48 (b),(f),(g),(h)	3,575,000	2,502,918

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Series 2015-C22, Class D, 4.22%, 04/15/48 (b),(c),(f),(g)	$870,000	$653,884
Series 2016-C29, Class D, 3.00%, 05/15/49 (b),(f),(h)	2,517,000	1,809,914
Series 2016-C30, Class D, 3.00%, 09/15/49 (b),(f),(g),(h)	1,323,000	815,282
Series 2016-C31, Class D, 3.00%, 11/15/49 (b),(c),(f),(g)	2,354,000	1,735,764
Series 2016-C32, Class D, 3.40%, 12/15/49 (b),(f),(g),(h)	991,000	642,121
Series 2017-C34 SEQ, Class A4, 3.54%, 11/15/52 (b)	2,907,303	3,177,208
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class E, 2.63%, 08/15/49 (b),(c),(f),(g)	3,200,500	1,697,235
Series 2016-UB12, Class D, 3.31%, 12/15/49 (b),(f),(h)	1,761,000	867,819
Motel 6 Trust, Series 2017-MTL6, Class E, 1 mo. USD LIBOR + 3.25%, 3.36%, 08/15/34 (b),(c),(f),(g)	379,558	380,030
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA, Class D, 1 mo. USD LIBOR + 2.05%, 2.16%, 02/15/33 (b),(c),(f),(g)	250,000	234,389
Series 2019-MILE, Class D, 1 mo. USD LIBOR + 2.75%, 2.86%, 07/15/36 (b),(c),(f),(g)	102,000	102,006
Series 2019-MILE, Class E, 1 mo. USD LIBOR + 3.50%, 3.61%, 07/15/36 (b),(c),(f),(g)	105,000	101,990
New Orleans Hotel Trust, Series 2019-HNLA, Class E, 1 mo. USD LIBOR + 2.69%, 2.79%, 04/15/32 (b),(c),(f),(g)	1,301,000	1,229,459
Prima Capital CRE Securitization Ltd.,
Series 2019-1S, Class C, 5.50%, 10/01/33 (b),(c),(f)	1,000,000	1,057,351
Series 2019-RK1, Class DD, 3.50%, 04/15/38 (b),(c),(f)	1,648,000	1,633,906
Series 2019-RK1, Class CG, 4.00%, 04/15/38 (b),(c),(f)	339,000	322,699
Series 2019-RK1, Class BT, 4.45%, 04/15/38 (b),(c),(f)	1,173,000	1,145,639
Series 2019-RK1, Class CT, 4.45%, 04/15/38 (b),(c),(f)	121,000	114,581
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class C, 4.13%, 10/25/52 (b),(c),(f),(g)	1,691,000	1,664,252

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Series 2019-6, Class D, 4.77%, 10/25/52 (b),(c),(f),(g)	$227,000	$198,532
Series RR Trust, Series 2015-1, Class B, 0.00%, 04/26/48 (b),(c),(f),(m)	3,595,000	3,208,056
SG Commercial Mortgage Securities Trust,
Series 2016-C5, Class D, 4.84%, 10/10/48 (b),(c),(f),(g)	295,000	234,321
Series 2019-PREZ, Class E, 3.48%, 09/15/39 (b),(c),(f),(g)	1,720,000	1,593,305
UBS Commercial Mortgage Trust,
Series 2018-C9, Class D, 4.88%, 03/15/51 (b),(c),(f),(g)	308,000	271,756
Series 2018-NYCH, Class F, 1 mo. USD LIBOR + 3.82%, 3.93%, 02/15/32 (b),(f),(g),(h)	798,000	719,584
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class E, 6.05%, 01/10/45 (f),(g),(c)	4,327,496	1,788,987
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class D, 5.72%, 10/15/48 (g),(c)	6,447,259	5,906,334
Waldorf Astoria Boca Raton Trust, Series 2019-WBM, Class E, 1 mo. USD LIBOR + 2.68%, 2.79%, 12/15/33 (b),(c),(f),(g)	5,000,000	4,530,575
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/47 (b),(c),(f),(g)	992,000	881,911
Series 2015-C26, Class D, 3.59%, 02/15/48 (b),(c),(f)	4,512,000	4,301,168
Series 2015-C27, Class D, 3.77%, 02/15/48 (b),(f),(h)	5,146,000	3,854,426
Series 2015-C31, Class D, 3.85%, 11/15/48 (b),(h)	3,546,000	3,070,637
Series 2015-NXS4, Class E, 3.70%, 12/15/48 (b),(f),(g),(h)	2,629,000	2,194,311
Series 2016-C34, Class C, 5.01%, 06/15/49 (g),(c)	4,661,495	4,222,466
Series 2016-LC24, Class D, 3.21%, 10/15/49 (b),(c),(f)	4,253,000	3,822,171
Series 2019-JWDR, Class E, 3.86%, 09/15/31 (b),(c),(f),(g)	1,983,000	1,944,228
Series 2019-JWDR, Class F, 4.56%, 09/15/31 (b),(c),(f),(g)	2,291,000	1,976,888
Series 2019-JWDR, Class G, 5.38%, 09/15/31 (b),(c),(f),(g)	2,067,000	1,760,768
Series 2019-JWDR SEQ, Class D, 3.33%, 09/15/31 (b),(c),(f),(g)	100,000	98,633

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class D, 4.23%, 03/15/47 (b),(c),(f)	$325,000	$314,209
Series 2014-C22, Class C, 3.76%, 09/15/57 (b),(c),(g)	1,525,000	1,587,772
Series 2014-C22, Class D, 3.90%, 09/15/57 (b),(c),(f),(g)	4,635,000	4,063,087
Worldwide Plaza Trust, Series 2017-WWP, Class F, 3.60%, 11/10/36 (b),(c),(f),(g)	129,000	113,714

		261,453,814

Interest Only Commercial Mortgage-Backed Securities — 0.9%
CFK Trust, Series 2020-MF2, Class X, 0.77%, 03/15/39 (b),(c),(f),(g),(i)	19,612,000	815,957
Citigroup Commercial Mortgage Trust,
Series 2019-C7, Class XD, 1.20%, 12/15/72 (b),(c),(f),(g),(i)	5,347,000	469,713
Series 2019-GC43, Class XD, 0.62%, 11/10/52 (b),(c),(f),(g),(i)	5,918,000	273,915
Commercial Mortgage Trust, Series 2014-UBS4, Class XA, 1.11%, 08/10/47 (b),(g),(i)	16,195,549	475,987
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA, 0.75%, 06/15/57 (b),(c),(g),(i)	36,667,402	925,485
Series 2015-C3, Class XA, 0.72%, 08/15/48 (b),(c),(g),(i)	98,914,018	2,518,054
Series 2019-C18, Class XD, 1.45%, 12/15/52 (b),(c),(f),(g),(i)	4,452,333	458,199
DC Office Trust, Series 2019-MTC, Class X, 0.11%, 09/15/45 (b),(c),(f),(g),(i)	64,579,000	670,266
Federal Home Loan Mortgage Corp.,
Series K-1514, Class X3, 2.77%, 10/25/34 (b),(c),(g),(i)	13,043,739	3,569,132
Series K049, Class X3, 1.55%, 10/25/43 (b),(c),(g),(i)	2,177,000	125,922
Series K061, Class X1, 0.18%, 11/25/26 (b),(c),(g),(i)	17,805,028	173,528
Series K071, Class X1, 0.29%, 11/25/27 (b),(c),(g),(i)	88,953,200	1,521,900
Series K089, Class X3, 2.30%, 01/25/46 (b),(c),(g),(i)	7,963,000	1,232,840
Series K095, Class X3, 2.10%, 08/25/47 (b),(c),(g),(i)	9,297,000	1,309,324
Series K102, Class X3, 1.89%, 12/25/46 (b),(c),(g),(i)	20,880,337	2,753,553

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value
Series K105, Class X3, 1.92%, 06/25/30 (b),(c),(g),(i)	$8,413,000	$1,182,035
Series K154, Class X1, 0.31%, 11/25/32 (b),(c),(g),(i)	32,966,871	866,633
Series K725, Class X1, 0.70%, 01/25/24 (b),(c),(g),(i)	140,661,979	2,350,321
Series KG01, Class X3, 3.12%, 05/25/29 (b),(c),(g),(i)	9,477,000	1,959,540
Series KG04, Class X3, 2.63%, 11/25/30 (b),(c),(g),(i)	1,000,000	194,449
Series KLU1, Class X3, 3.97%, 01/25/31 (b),(c),(g),(i)	25,016,288	4,152,329
Series KLU2, Class X1, 1.03%, 08/25/29 (b),(c),(g),(i)	63,707,223	4,234,109
Series KLU2, Class X3, 3.97%, 08/25/29 (b),(c),(g),(i)	9,462,040	2,104,471
Series KS11, Class XFX, 1.60%, 06/25/29 (b),(c),(g),(i)	25,265,000	2,611,618
Series KW08, Class X3, 3.18%, 10/25/31 (b),(c),(g),(i)	6,701,000	1,290,043
Series KW09, Class X3, 3.01%, 06/25/29 (b),(c),(g),(i)	6,654,000	1,313,267
Series KW10, Class X3, 2.72%, 10/25/32 (b),(c),(g),(i)	5,935,000	1,068,294
Federal National Mortgage Association,
Series 2017-C03, Class 1X2, 1.80%, 10/25/29 (b),(c),(i)	12,169,327	235,574
Series 2018-C01, Class 1X2, 1.40%, 07/25/30 (b),(c),(i)	28,549,326	373,882
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class XCP, 0.93%, 12/15/36 (b),(c),(f),(g),(i)	15,243,000	152
GS Mortgage Securities Trust, Series 2019-GC40, Class XD, 1.16%, 07/10/52 (b),(c),(f),(g),(i)	2,219,000	189,733
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class XD, 1.43%, 11/13/52 (b),(c),(f),(g),(i)	4,231,000	425,131
MFT Trust, Series 2020-ABC, Class XA, 0.12%, 02/10/42 (b),(f),(g),(i)	20,401,000	242,976
STACR Trust, Series 2018-DNA3, Class M2AI, 1.50%, 09/25/48 (b),(c),(f),(i)	7,351,600	114,163

		42,202,495

Total North America		415,389,639

TOTAL MORTGAGE-BACKED SECURITIES (COST $442,184,164)		426,998,427

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Principal Amount	Value

U.S. GOVERNMENT SPONSORED AGENCY SECURITIES — 0.2%
North America — 0.2%
Inverse Interest Only Collateralized Mortgage Obligations — 0.2%
Government National Mortgage Association,
Series 2015-151, Class SC, 1 mo. USD LIBOR + 6.15%, 6.04%, 10/20/45 (b),(g),(i)	$5,321,267	$1,020,773
Series 2015-161, Class AS, 1 mo. USD LIBOR + 6.20%, 6.09%, 11/20/45 (b),(g),(i)	5,573,476	1,166,451
Series 2017-114, Class SP, 1 mo. USD LIBOR + 6.20%, 6.09%, 07/20/47 (b),(g),(i)	4,791,615	828,892
Series 2017-117, Class SA, 1 mo. USD LIBOR + 6.20%, 6.09%, 08/20/47 (b),(g),(i)	5,746,891	1,214,491
Series 2017-156, Class SB, 1 mo. USD LIBOR + 6.20%, 6.09%, 10/20/47 (b),(g),(i)	5,987,118	1,154,747
Series 2017-56, Class AS, 1 mo. USD LIBOR + 6.15%, 6.04%, 04/20/47 (b),(g),(i)	5,089,012	970,459
Series 2017-73, Class SM, 1 mo. USD LIBOR + 6.20%, 6.09%, 05/20/47 (b),(g),(i)	5,290,653	1,039,566
Series 2018-48, Class SA, 1 mo. USD LIBOR + 6.20%, 6.09%, 04/20/48 (b),(g),(i)	7,360,165	1,506,957
Series 2018-65, Class PS, 1 mo. USD LIBOR + 6.15%, 6.04%, 05/20/48 (b),(g),(i)	5,229,490	796,833
Series 2018-93, Class SA, 1 mo. USD LIBOR + 6.20%, 6.09%, 07/20/48 (b),(g),(i)	4,453,411	596,552

		10,295,721

Total North America		10,295,721

TOTAL U.S. GOVERNMENT SPONSORED AGENCY SECURITIES (COST $10,314,272)		10,295,721

MUNICIPALS — 0.6%
North America — 0.6%
California Housing Finance, Rev., Series 2019 X, (SER X),, 0.29%, 01/15/35 (b),(c),(g)	15,163,091	302,178
Puerto Rico,
GO, Series 2012 A, (REF-PUBLIC IMPT-SER A),, 5.00%, 07/01/41 (c),(k)	5,505,000	4,445,287
GO, Series 2012 A, (REF-PUBLIC IMPT-SER A),, 5.50%, 07/01/39 (c),(k)	3,740,000	3,132,250
GO, Series 2014 A, (SER A),, 8.00%, 07/01/35 (c),(k)	25,250,000	19,821,250

Total North America		27,700,965

TOTAL MUNICIPALS (COST $17,953,038)		27,700,965

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value

EXCHANGE-TRADED FUNDS — 0.1%
Invesco Emerging Markets Sovereign Debt ETF (b)	4,662	$124,802
SPDR Dow Jones International Real Estate ETF (b),(c)	69,250	2,385,662
Vanguard Emerging Markets Government Bond ETF (b)	1,375	106,563
Vanguard Real Estate ETF (b),(c)	7,077	650,093

TOTAL EXCHANGE-TRADED FUNDS (COST $3,434,797)		3,267,120

WARRANTS — 0.1%
Amplitude Healthcare Acquisition Corp. (a),(b),(c)	150,000	123,000
Ascendant Digital Acquisition Corp. (a),(b),(c)	266,000	268,660
Capstar Special Purpose Acquisition Corp. (a),(b),(c)	268,650	190,742
CC Neuberger Principal Holdings II, A Shares(a),(b),(c)	130,450	143,573
Chardan Healthcare Acquisition 2 Corp. (a),(b),(c)	297,500	279,650
CHP Merger Corp., Class A(a),(b),(c)	291,000	218,570
Crescent Acquisition Corp. (a),(b),(c)	375,000	427,500
DFP Healthcare Acquisitions Corp., A Shares(a),(b),(c)	206,351	247,621
E.Merge Technology Acquisition Corp. (a),(b),(c)	213,333	202,667
Executive Network Partnering Corp. (a),(b),(c)	116,250	97,941
Foley Trasimene Acquisition Corp., Class A(a),(b),(c)	194,000	310,400
GigCapital2, Inc. (a),(b),(c)	500,000	375,000
GO Acquisition Corp., A Shares(a),(b),(c)	188,000	169,200
Isleworth Healthcare Acquisi (b),(a)	114,434	53,784
LIV Capital Acquisition Corp. (a),(b),(c)	210,000	119,721
McLaren Racing Ltd. (b),(a)	22,935	0
North Mountain Merger Corp. (a),(b)	232,500	255,750
RedBall Acquisition Corp. (a),(b),(c)	181,700	247,112
SC Health Corp. (a),(b),(c)	96,534	182,449
SCVX Corp., Class A(a),(b),(c)	214,286	214,286
Trebia Acquisition Corp. (a),(b),(c)	209,746	314,619
TWC Tech Holdings II Corp. (a),(b),(c)	238,400	250,320
Union Acquisition Corp. II (a),(b),(c)	525,000	357,000
Yucaipa Acquisition Corp. (a),(b),(c)	177,833	248,966

TOTAL WARRANTS (COST $5,350,779)		5,298,531

INVESTMENTS IN INVESTEE FUNDS — 10.4%
North America — 10.4%
Aeolus Property Catastrophe Keystone PF Fund LP (cost $ 145,083,353) (a),(o)	4	145,928,321
EJF Debt Opportunities Offshore Fund, Ltd. (cost $49,200,658) (a),(o)	492,007	51,631,111
Islet Offshore Fund Ltd. (cost $ 167,000,000) (a),(o)	1	207,495,695
Islet Onshore Fund LP (cost $ 23,000,000) (a),(o)	1	28,585,908

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
PIMCO ILS Fund SP II (cost $ 22,327,163) (a),(o)	3	$22,080,148
Saba Capital Carry Neutral Tail Hedge Offshore Fund Ltd. (cost $ 42,250,000) (a),(o)	1	42,760,699
Saba Capital Carry Neutral Tail Hedge Partners, L.P. (cost $ 22,750,000) (a),(o)	1	23,022,176

Total North America		521,504,058

TOTAL INVESTMENTS IN INVESTEE FUNDS (COST $471,611,174)		521,504,058

RIGHTS — 0.0%
GigCapital2, Inc. (a),(b),(c)	500,000	165,000

TOTAL RIGHTS (COST $0)		165,000

TOTAL LONG-TERM INVESTMENTS (COST $3,153,461,973)		3,249,377,295

Security Description	Contracts	Value

COMMODITIES — 5.1%
California Carbon Allowance Vintage Specific 2017 (a),(b)	1,265,940	22,685,645
California Carbon Allowance Vintage Specific 2018 (a),(b)	16,515	295,949
California Carbon Allowance Vintage Specific 2019 (a),(b)	395,865	7,093,901
California Carbon Allowance Vintage Specific 2020 (a),(b)	9,454,680	169,427,865
California Carbon Allowance Vintage Specific 2021 (a),(b)	137,000	2,455,040
California Carbon Allowance Vintage Specific 2022 (a),(b)	900,000	16,398,000
California Carbon Allowance Vintage Specific 2023 (a),(b)	525,000	9,576,000
California Carbon Allowance Vintage Specific 2024 (a),(b)	1,606,000	29,598,580

TOTAL COMMODITIES (COST $252,179,430)		257,530,980

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)

PURCHASED OPTIONS —0.6%

Exchange-Traded Call Options — 0.4%
340327959 BLACKSTONE	0.01 USD	03/31/22	800,000,000	800,000,000	$1,700,000	$1,384,896	$(315,104)
CRUDE OIL FUTURE DEC21	70.00 USD	11/16/21	125	7,527,500	62,690	231,250	168,560
CRUDE OIL FUTURE DEC22	80.00 USD	11/16/22	300	17,148,000	435,456	459,000	23,544
CRUDE OIL FUTURE DEC22	98.00 USD	11/16/22	11,999	685,862,840	4,997,848	6,959,420	1,961,572
CRUDE OIL FUTURE JUN21	50.00 USD	05/17/21	50	3,052,084	66,576	507,000	440,424
NAT GAS EURO FUTURE MAR22	6.00 USD	02/23/22	172	4,485,760	202,129	157,380	(44,749)
NATURAL GAS FUTURE APR22	3.00 USD	03/28/22	150	3,724,500	194,838	180,600	(14,238)
NATURAL GAS FUTURE APR22	2.50 USD	03/28/22	307	7,622,810	977,175	837,496	(139,679)
NATURAL GAS FUTURE APR23	4.00 USD	03/28/23	21	499,380	16,856	5,607	(11,249)
NATURAL GAS FUTURE APR23	3.00 USD	03/28/23	139	3,305,420	272,349	168,051	(104,298)
NATURAL GAS FUTURE AUG21	3.50 USD	07/27/21	598	16,462,940	451,289	104,052	(347,237)
NATURAL GAS FUTURE AUG21	3.00 USD	07/27/21	425	11,700,250	898,470	371,025	(527,445)
NATURAL GAS FUTURE AUG21	3.25 USD	07/27/21	714	19,656,420	711,157	271,320	(439,837)
NATURAL GAS FUTURE AUG21	4.00 USD	07/27/21	75	2,064,750	22,700	4,050	(18,650)
NATURAL GAS FUTURE AUG22	3.00 USD	07/26/22	168	4,223,520	218,466	183,288	(35,178)
NATURAL GAS FUTURE AUG23	4.00 USD	07/26/23	21	513,450	16,856	4,158	(12,698)
NATURAL GAS FUTURE AUG23	3.00 USD	07/26/23	139	3,398,550	272,349	152,205	(120,144)
NATURAL GAS FUTURE DEC23	4.00 USD	11/27/23	21	577,290	16,856	19,593	2,737
NATURAL GAS FUTURE DEC23	3.00 USD	11/27/23	139	3,821,110	272,349	395,594	123,245
NATURAL GAS FUTURE FEB23	4.00 USD	01/26/23	21	591,990	16,856	49,455	32,599
NATURAL GAS FUTURE FEB23	3.00 USD	01/26/23	139	3,918,410	272,349	579,074	306,725
NATURAL GAS FUTURE JAN22	3.50 USD	12/28/21	375	11,433,750	1,569,439	936,750	(632,689)
NATURAL GAS FUTURE JAN23	3.00 USD	12/22/22	50	357,875	375	9,863	9,488

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE JAN23	4.00 USD	12/27/22	21	601,230	$16,856	$41,286	$24,430
NATURAL GAS FUTURE JAN23	3.00 USD	12/27/22	139	3,979,570	272,349	521,667	249,318
NATURAL GAS FUTURE JUL21	3.50 USD	06/25/21	1,131	30,898,920	163,982	96,135	(67,847)
NATURAL GAS FUTURE JUL21	3.75 USD	06/25/21	477	13,031,640	111,136	20,511	(90,625)
NATURAL GAS FUTURE JUL21	3.25 USD	06/25/21	628	17,156,960	647,287	135,020	(512,267)
NATURAL GAS FUTURE JUL21	3.00 USD	06/25/21	425	11,611,000	898,470	249,050	(649,420)
NATURAL GAS FUTURE JUL21	4.00 USD	06/25/21	75	2,049,000	22,700	2,025	(20,675)
NATURAL GAS FUTURE SEP21	4.00 USD	08/26/21	75	2,049,000	22,700	6,600	(16,100)
NATURAL GAS FUTURE JUL22	3.00 USD	06/27/22	168	4,213,440	218,466	175,560	(42,906)
NATURAL GAS FUTURE JUL23	4.00 USD	06/27/23	21	510,930	16,856	3,885	(12,971)
NATURAL GAS FUTURE JUL23	3.00 USD	06/27/23	139	3,381,870	272,349	145,672	(126,677)
NATURAL GAS FUTURE JUN21	3.50 USD	05/25/21	232	6,187,440	110,510	6,496	(104,014)
NATURAL GAS FUTURE JUN21	4.00 USD	05/25/21	957	25,523,190	352,886	10,527	(342,359)
NATURAL GAS FUTURE JUN21	3.25 USD	05/25/21	1,156	30,830,520	748,497	76,296	(672,201)
NATURAL GAS FUTURE JUN22	3.00 USD	05/25/22	168	4,154,640	218,466	152,376	(66,090)
NATURAL GAS FUTURE JUN23	4.00 USD	05/25/23	21	501,900	16,856	3,591	(13,265)
NATURAL GAS FUTURE JUN23	3.00 USD	05/25/23	139	3,322,100	272,349	133,857	(138,492)
NATURAL GAS FUTURE MAR23	4.00 USD	02/23/23	21	559,440	16,856	46,053	29,197
NATURAL GAS FUTURE MAR23	3.00 USD	02/23/23	139	3,702,960	272,349	526,115	253,766
NATURAL GAS FUTURE MAY21	2.75 USD	04/27/21	708	18,974,400	407,396	222,312	(185,084)
NATURAL GAS FUTURE MAY21	3.00 USD	04/27/21	1,654	44,327,200	1,206,961	62,852	(1,144,109)
NATURAL GAS FUTURE MAY21	3.25 USD	04/27/21	999	26,773,200	333,008	11,988	(321,020)
NATURAL GAS FUTURE MAY21	4.00 USD	04/27/21	75	2,010,000	22,700	75	(22,625)
NATURAL GAS FUTURE SEP21	3.00 USD	04/26/22	168	4,102,560	218,466	137,088	(81,378)
NATURAL GAS FUTURE MAY23	4.00 USD	04/25/23	21	493,710	16,856	3,801	(13,055)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE MAY23	3.00 USD	04/25/23	139	3,267,890	$272,349	$133,301	$(139,048)
NATURAL GAS FUTURE NOV23	4.00 USD	10/26/23	21	534,240	16,856	10,248	(6,608)
NATURAL GAS FUTURE NOV23	3.00 USD	10/26/23	139	3,536,160	272,349	238,941	(33,408)
NATURAL GAS FUTURE OCT21	3.25 USD	09/27/21	927	25,538,850	1,134,708	686,907	(447,801)
NATURAL GAS FUTURE OCT21	4.00 USD	09/27/21	1,966	54,163,300	1,019,618	304,730	(714,888)
NATURAL GAS FUTURE OCT21	3.50 USD	09/27/21	586	16,144,300	582,225	240,260	(341,965)
NATURAL GAS FUTURE OCT22	3.00 USD	09/27/22	168	4,238,640	218,466	202,944	(15,522)
NATURAL GAS FUTURE OCT23	4.00 USD	09/26/23	21	516,390	16,856	5,229	(11,627)
NATURAL GAS FUTURE OCT23	3.00 USD	09/26/23	139	3,418,010	272,349	173,194	(99,155)
NATURAL GAS FUTURE SEP21	3.50 USD	08/26/21	169	4,630,600	94,074	43,433	(50,641)
NATURAL GAS FUTURE SEP21	3.25 USD	08/26/21	628	17,207,200	647,287	320,280	(327,007)
NATURAL GAS FUTURE SEP22	3.00 USD	08/26/22	168	4,196,640	218,466	179,760	(38,706)
NATURAL GAS FUTURE SEP23	4.00 USD	08/28/23	21	509,670	16,856	4,242	(12,614)
NATURAL GAS FUTURE SEP23	3.00 USD	08/28/23	139	3,373,530	272,349	150,815	(121,534)
USD vs PLN	3.91 USD	04/13/21	19,300,000	19,300,000	104,220	280,468	176,248
USD vs PLN	4.02 USD	09/13/21	19,300,000	19,300,000	232,565	385,131	152,566

					$25,934,328	$20,121,848	$(5,812,480)

Exchange-Traded Put Options — 0.2%
CRUDE OIL FUTURE DEC21	40.00 USD	11/16/21	22	1,324,840	$38,094	$27,720	$(10,374)
CRUDE OIL FUTURE JUN21	30.00 USD	05/17/21	240	14,650,003	74,765	14,400	(60,365)
CRUDE OIL FUTURE MAY21	56.00 USD	04/15/21	120	7,251,751	211,382	150,000	(61,382)
CRUDE OIL FUTURE MAY21	59.50 USD	04/15/21	514	31,061,668	1,475,231	1,290,140	(185,091)
NATURAL GAS FUTURE APR23	2.00 USD	03/28/23	21	499,380	25,309	29,463	4,154
NATURAL GAS FUTURE APR23	1.50 USD	03/28/23	76	1,807,280	16,640	21,280	4,640
NATURAL GAS FUTURE AUG21	2.25 USD	07/27/21	260	7,157,800	104,694	72,020	(32,674)
NATURAL GAS FUTURE AUG23	2.00 USD	07/26/23	21	513,450	25,309	20,979	(4,330)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE AUG23	1.50 USD	07/26/23	76	1,858,200	$16,640	$11,932	$(4,708)
NATURAL GAS FUTURE DEC23	2.00 USD	11/27/23	21	577,290	25,309	16,611	(8,698)
NATURAL GAS FUTURE DEC23	1.50 USD	11/27/23	76	2,089,240	16,640	10,184	(6,456)
NATURAL GAS FUTURE FEB23	2.00 USD	01/26/23	21	591,990	25,309	24,717	(592)
NATURAL GAS FUTURE FEB23	1.50 USD	01/26/23	76	2,142,440	16,640	22,344	5,704
NATURAL GAS FUTURE JAN22	2.00 USD	12/28/21	214	6,524,860	64,771	48,792	(15,979)
NATURAL GAS FUTURE JAN22	2.25 USD	12/28/21	128	3,902,720	64,342	73,088	8,746
NATURAL GAS FUTURE JAN22	2.50 USD	12/28/21	214	6,524,860	279,306	257,014	(22,292)
NATURAL GAS FUTURE JAN23	2.00 USD	12/27/22	21	601,230	25,309	16,506	(8,803)
NATURAL GAS FUTURE JAN23	1.50 USD	12/27/22	76	2,175,880	16,640	11,552	(5,088)
NATURAL GAS FUTURE JUL21	2.25 USD	06/25/21	1,142	31,199,440	341,949	212,412	(129,537)
NATURAL GAS FUTURE JUL23	2.00 USD	06/27/23	21	510,930	25,309	21,210	(4,099)
NATURAL GAS FUTURE JUL23	1.50 USD	06/27/23	76	1,849,080	16,640	12,008	(4,632)
NATURAL GAS FUTURE JUN21	2.75 USD	05/25/21	301	8,027,670	383,074	508,389	125,315
NATURAL GAS FUTURE JUN23	2.00 USD	05/25/23	21	501,900	25,309	23,604	(1,705)
NATURAL GAS FUTURE JUN23	1.50 USD	05/25/23	76	1,816,400	16,640	13,984	(2,656)
NATURAL GAS FUTURE MAR23	2.00 USD	02/23/23	21	559,440	25,309	33,705	8,396
NATURAL GAS FUTURE MAR23	1.50 USD	02/23/23	76	2,024,640	16,640	34,732	18,092
NATURAL GAS FUTURE MAY21	2.00 USD	04/27/21	1,157	31,007,600	101,639	18,512	(83,127)
NATURAL GAS FUTURE MAY21	2.25 USD	04/27/21	1,158	31,034,400	183,642	64,848	(118,794)
NATURAL GAS FUTURE MAY21	2.50 USD	04/27/21	707	18,947,600	315,653	301,182	(14,471)
NATURAL GAS FUTURE MAY23	2.00 USD	04/25/23	21	493,710	25,309	27,342	2,033
NATURAL GAS FUTURE MAY23	1.50 USD	04/25/23	76	1,786,760	16,640	17,784	1,144
NATURAL GAS FUTURE NOV23	2.00 USD	10/26/23	21	534,240	25,309	19,362	(5,947)
NATURAL GAS FUTURE NOV23	1.50 USD	10/26/23	76	1,933,440	16,640	10,944	(5,696)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE OCT21	2.75 USD	09/27/21	189	5,206,950	$437,095	$433,755	$(3,340)
NATURAL GAS FUTURE OCT21	2.25 USD	09/27/21	1,071	27,021,330	592,875	600,831	7,956
NATURAL GAS FUTURE OCT21	2.50 USD	09/27/21	548	13,826,040	905,408	671,300	(234,108)
NATURAL GAS FUTURE OCT21	2.00 USD	09/27/21	493	12,438,390	232,796	109,446	(123,350)
NATURAL GAS FUTURE OCT23	2.00 USD	09/26/23	21	516,390	25,309	22,323	(2,986)
NATURAL GAS FUTURE OCT23	1.50 USD	09/26/23	76	1,868,840	16,640	13,832	(2,808)
NATURAL GAS FUTURE SEP23	2.00 USD	08/28/23	21	509,670	25,309	22,470	(2,839)
NATURAL GAS FUTURE SEP23	1.50 USD	08/28/23	76	1,844,520	16,640	13,452	(3,188)
US 10YR FUTURE MAY21	131.00 USD	04/23/21	1,313	170,690,000	1,198,656	861,656	(337,000)
US 10YR FUTURE MAY21	133.00 USD	04/23/21	534	69,420,000	534,000	1,051,313	517,313
US 10YR FUTURE MAY21	134.00 USD	04/23/21	548	71,240,000	188,375	1,703,937	1,515,562

					$8,231,135	$8,943,075	$711,940

Total Purchased Options Outstanding					$34,165,463	$29,064,923	$(5,100,540)

TOTAL INVESTMENTS IN SECURITIES — 70.7% (COST $3,439,806,866)		3,535,973,198

TOTAL SECURITIES SOLD SHORT— (6.8)% (PROCEEDS $302,664,593)		(337,365,053)

Other Assets (p) — 36.1%		1,806,879,454

Net Assets — 100.0%		$5,005,487,599

Security Description	Shares	Value

SECURITIES SOLD SHORT — (6.8)%
COMMON STOCK — (6.7)%
Africa — (0.0)%
Materials — (0.0)%
AngloGold Ashanti Ltd., ADR	300	(6,591)
Harmony Gold Mining Co. Ltd., ADR	15,600	(68,016)

		(74,607)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Metals & Mining — (0.0)%
Gold Fields Ltd., ADR	200	$(1,898)

Total Africa		(76,505)

Asia — (0.5)%
Banking — (0.0)%
HDFC Bank Ltd., ADR	13,100	(1,017,739)
ICICI Bank Ltd., ADR	7,900	(126,637)
KB Financial Group, Inc., ADR	2,900	(143,347)
Mitsubishi UFJ Financial Group, Inc., ADR	26,400	(142,032)
Mizuho Financial Group, Inc., ADR	1,200	(3,492)
Shinhan Financial Group Co. Ltd., ADR	1,500	(50,310)
Sumitomo Mitsui Financial Group, Inc., ADR	24,100	(174,725)

		(1,658,282)

Consumer Discretionary Products — (0.2)%
Honda Motor Co. Ltd., ADR	5,300	(160,060)
Li Auto, Inc., ADR	122,400	(3,060,000)
Tata Motors Ltd., ADR	900	(18,711)
Toyota Motor Corp., ADR	5,600	(873,936)
XPeng, Inc., ADR	94,300	(3,442,893)

		(7,555,600)

Consumer Discretionary Services — (0.0)%
Ambow Education Holding Ltd., ADR	2,900	(6,351)
Bright Scholar Education Holdings Ltd., ADR	200	(1,160)
China Liberal Education Holdings Ltd.	1,900	(7,638)
iHuman, Inc., ADR	300	(3,753)
Melco Resorts & Entertainment Ltd., ADR	24,500	(487,795)
Meten EdtechX Education Group Ltd.	100	(241)
OneSmart International Education Group Ltd., ADR	200	(464)
Puxin Ltd., ADR	300	(1,200)
TAL Education Group, ADR	1,500	(80,775)
Tarena International, Inc., ADR	700	(2,198)

		(591,575)

Consumer Products — (0.0)%
Viomi Technology Co. Ltd., ADR	1,900	(17,100)

Consumer Services — (0.0)%
RISE Education Cayman Ltd., ADR	299	(1,211)

Consumer Staple Products — (0.0)%
China Xiangtai Food Co. Ltd.	2,300	(2,415)
RLX Technology, Inc., ADR	7,300	(75,628)

		(78,043)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Financial Services — (0.0)%
Dunxin Financial Holdings Ltd., ADR	1,900	$(2,527)
Hudson Capital, Inc.	380	(1,106)
Jiayin Group, Inc., ADR	100	(825)
Lion Group Holding Ltd., ADR	2,900	(12,818)
MMTEC, Inc.	500	(1,285)
ORIX Corp., ADR	300	(25,437)
Up Fintech Holding Ltd., ADR	700	(12,453)

		(56,451)

Gaming, Lodging & Restaurants — (0.0)%
Huazhu Group Ltd., ADR	17,300	(949,770)

Health Care — (0.0)%
111, Inc., ADR	1,500	(20,700)
Aslan Pharmaceuticals Ltd., ADR	5,100	(17,085)
China SXT Pharmaceuticals, Inc.	4,725	(8,741)
Dr Reddy’s Laboratories Ltd., ADR	500	(30,695)
SOS Ltd., ADR	37,600	(187,248)
Takeda Pharmaceutical Co. Ltd., ADR	12,091	(220,782)

		(485,251)

Industrial Services — (0.0)%
EHang Holdings Ltd., ADR	800	(29,632)
ZTO Express Cayman, Inc., ADR	4,000	(116,600)

		(146,232)

Institutional Financial Services — (0.0)%
Nomura Holdings, Inc., ADR	2,200	(11,792)

Insurance — (0.0)%
China Life Insurance Co. Ltd., ADR	1,800	(18,738)
Fanhua, Inc., ADR	800	(11,144)

		(29,882)

Materials — (0.0)%
Antelope Enterprise Holdings Ltd.	1,100	(3,421)
POSCO, ADR	100	(7,220)
Vedanta Ltd., ADR	6,200	(77,934)
ZK International Group Co. Ltd.	6,600	(61,512)

		(150,087)

Media — (0.1)%
Autohome, Inc., ADR	100	(9,327)
Baidu, Inc., ADR	10,500	(2,284,275)
Dada Nexus Ltd., ADR	7,100	(192,694)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Dragon Victory International Ltd.	1,000	$(1,600)
iQIYI, Inc., ADR	24,800	(412,176)
KE Holdings, Inc., ADR	6,500	(370,370)
LINE Corp., ADR	100	(5,198)
Lufax Holding Ltd., ADR	1,900	(27,588)
MakeMyTrip Ltd.	4,700	(148,426)
Momo, Inc., ADR	700	(10,318)
Phoenix New Media Ltd., ADR	1,400	(2,478)
Tencent Music Entertainment Group, ADR	400	(8,196)
Trip.com Group Ltd., ADR	16,500	(653,895)
Uxin Ltd., ADR	28,200	(32,994)
Weibo Corp., ADR	100	(5,046)
Zhongchao, Inc., Class A	3,600	(7,128)

		(4,171,709)

Oil, Gas & Coal — (0.0)%
China Petroleum & Chemical Corp., ADR	1,000	(52,730)
Recon Technology Ltd.	4,000	(25,920)

		(78,650)

Renewable Energy — (0.0)%
Jinksolar Holding Co., ADR	1,800	(75,042)

Retail & Wholesale—Staples — (0.0)%
China Jo-Jo Drugstores, Inc.	100	(112)
Wunong Net Technology Co. Ltd.	1,900	(19,190)

		(19,302)

Retail—Discretionary — (0.1)%
Alibaba Group Holding Ltd., ADR	2,300	(521,479)
Boqii Holding Ltd., ADR	1,900	(10,583)
JD.com, Inc., ADR	28,200	(2,378,106)
LightInTheBox Holding Co. Ltd., ADR	1,700	(4,658)
MINISO Group Holding Ltd., ADR	3,400	(81,668)
Oriental Culture Holding Ltd.	5,800	(45,820)
Pinduoduo, Inc., ADR	6,000	(803,280)
Yatsen Holding Ltd., ADR	200	(2,470)
Yunji, Inc., ADR	300	(645)

		(3,848,709)

Software — (0.0)%
GSX Techedu, Inc., ADR	4,100	(138,908)
Kingsoft Cloud Holdings Ltd., ADR	1,600	(62,912)
Link Motion, Inc., ADR	11,000	0
NetEase, Inc., ADR	600	(61,956)

		(263,776)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Software & Technology Services — (0.0)%
Agora, Inc., ADR	1,900	$(95,513)
Cloopen Group Holding Ltd., ADR	300	(4,119)
CooTek Cayman, Inc., ADR	200	(554)
Future FinTech Group, Inc.	6,200	(38,440)
Infosys Ltd., ADR	23,100	(432,432)
Lizhi, Inc., ADR	10,700	(97,905)
Mercury Fintech Holding, Inc., ADR	2,500	(16,750)
Molecular Data, Inc., ADR	34,500	(37,260)
Qutoutiao, Inc., ADR	47,500	(108,775)
Taoping, Inc.	3,100	(29,171)
WiMi Hologram Cloud, Inc., ADR	1,300	(8,580)

		(869,499)

Tech Hardware & Semiconductors — (0.1)%
Allegro MicroSystems, Inc.	200	(5,070)
ASE Technology Holding Co. Ltd., ADR	1,200	(9,240)
Canaan, Inc., ADR	41,600	(859,872)
Canon, Inc., ADR	500	(11,385)
Ebang International Holdings, Inc., A Shares	38,800	(308,460)
SemiLEDs Corp.	700	(3,192)
Sony Corp., ADR	18,400	(1,950,584)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	16,500	(1,951,620)
United Microelectronics Corp., ADR	3,500	(31,885)

		(5,131,308)

Technology Services — (0.0)%
Baozun, Inc., ADR	4,500	(171,630)
Wipro Ltd., ADR	3,566	(22,608)

		(194,238)

Telecommunications — (0.0)%
21Vianet Group, Inc., ADR	1,700	(54,910)
Chindata Group Holdings Ltd., ADR	5,200	(86,008)
Chunghwa Telecom Co. Ltd., ADR	400	(15,656)
GDS Holdings Ltd., ADR	100	(8,109)
KT Corp., ADR	300	(3,732)
PLDT, Inc., ADR	1,200	(31,392)
PT Telekomunikasi Indonesia Persero Tbk, ADR	2,500	(59,100)
SK Telecom Co. Ltd., ADR	2,600	(70,798)

		(329,705)

Transportation & Logistics — (0.0)%
BEST, Inc., ADR	1,100	(2,068)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Utilities — (0.0)%
Azure Power Global Ltd.	200	$(5,438)
Korea Electric Power Corp., ADR	2,900	(29,754)

		(35,192)

Total Asia		(26,750,474)

Europe — (0.2)%
Asset Management — (0.0)%
UBS Group AG	30,000	(465,900)

Banking — (0.1)%
Barclays plc, ADR	41,581	(425,373)
Deutsche Bank AG	1,600	(19,200)
HSBC Holdings plc, ADR	40,526	(1,180,928)
ING Groep NV, ADR	1,800	(22,014)
Lloyds Banking Group plc, ADR	15,300	(35,496)
Natwest Group plc, ADR	2,000	(10,740)

		(1,693,751)

Biotechnology & Pharmaceuticals — (0.0)%
BioNTech SE, ADR	3,600	(393,084)

Construction Materials — (0.0)%
CRH plc, ADR	8,400	(394,632)

Consumer Discretionary Products — (0.0)%
Faurecia SE	315	(16,782)

Consumer Discretionary Services — (0.0)%
Esports Entertainment Group, Inc.	4,800	(72,048)
GAN Ltd.	6,200	(112,840)
InterContinental Hotels Group plc, ADR	400	(27,560)
Manchester United plc, Class A	900	(14,166)

		(226,614)

Consumer Products — (0.1)%
Anheuser-Busch InBev NV, ADR	16,600	(1,043,310)
Coca-Cola European Partners PLC	3,500	(182,560)

		(1,225,870)

Financial Services — (0.0)%
Credit Suisse Group AG, ADR	49	(520)

Health Care — (0.0)%
ADC Therapeutics SA	100	(2,441)
Auris Medical Holding Ltd.	500	(1,740)
Calliditas Therapeutics AB, ADR	100	(2,763)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Centogene NV	800	$(9,704)
Koninklijke Philips NV	8,338	(475,516)
ProQR Therapeutics NV	400	(2,644)
Tiziana Life Sciences plc, ADR	100	(277)
Verona Pharma plc, ADR	300	(2,508)

		(497,593)

Industrial Products — (0.0)%
ABB Ltd., ADR	14,700	(447,909)

Industrial Services — (0.0)%
Ardmore Shipping Corp.	2,000	(9,080)
Globus Maritime Ltd.	400	(1,880)
Ryanair Holdings plc, ADR	10,400	(1,196,000)

		(1,206,960)

Insurance — (0.0)%
Prudential plc, ADR	5,200	(221,988)

Materials — (0.0)%
Linde plc	1,000	(280,140)

Media — (0.0)%
WISeKey International Holding Ltd., ADR	600	(8,598)
WPP plc, ADR	2,300	(146,970)

		(155,568)

Medical Equipment & Devices — (0.0)%
Alcon, Inc.	8,700	(610,566)

Metals & Mining — (0.0)%
Ferroglobe PLC	400	0

Oil, Gas & Coal — (0.0)%
Equinor ASA, ADR	4,000	(77,840)

Semiconductors — (0.0)%
ASML Holding NV	400	(246,944)
NXP Semiconductors NV	3,168	(637,845)

		(884,789)

Software & Technology Services — (0.0)%
RELX plc, ADR	300	(7,548)

Specialty Finance — (0.0)%
Fly Leasing Ltd., ADR	300	(5,055)

Tech Hardware & Semiconductors — (0.0)%
Telefonaktiebolaget LM Ericsson, ADR	1,200	(15,828)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Telecommunications — (0.0)%
Vodafone Group plc, ADR	21,600	$(398,088)

Transportation & Logistics — (0.0)%
Euronav SA	7,100	(64,965)
Frontline Ltd.	25,840	(184,756)
GasLog Ltd.	11,200	(64,624)
Scorpio Tankers, Inc.	742	(13,697)

		(328,042)

Utilities — (0.0)%
National Grid plc, ADR	4,200	(248,808)

Total Europe		(9,803,875)

Middle East — (0.0)%
Consumer Discretionary Products — (0.0)%
Foresight Autonomous Holdings Ltd., ADR	15,600	(97,500)

Hardware — (0.0)%
Ceragon Networks Ltd.	2,200	(8,294)

Health Care — (0.0)%
Biondvax Pharmaceuticals Ltd., ADR	1,100	(4,180)
Cellect Biotechnology Ltd., ADR	849	(2,666)
Entera Bio Ltd.	349	(1,330)
Intec Pharma Ltd.	115	(502)
Nano-X Imaging Ltd.	2,800	(116,060)
Teva Pharmaceutical Industries Ltd., ADR	30,900	(356,586)

		(481,324)

Industrial Services — (0.0)%
Castor Maritime, Inc.	29,900	(22,754)

Materials — (0.0)%
Evogene Ltd.	4,300	(21,672)
ICL Group Ltd.	700	(4,067)

		(25,739)

Media — (0.0)%
Eros STX Global Corp.	1,600	(2,896)

Oil, Gas & Coal — (0.0)%
Borr Drilling Ltd.	12,400	(11,956)

Software & Technology Services — (0.0)%
CYREN Ltd.	1,500	(1,225)
JFrog Ltd.	1,000	(44,370)
My Size, Inc.	500	(580)

		(46,175)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Tech Hardware & Semiconductors — (0.0)%
Nano Dimension Ltd., ADR	22,200	$(190,698)
SuperCom Ltd.	1,900	(3,059)

		(193,757)

Telecommunications — (0.0)%
Turkcell Iletisim Hizmetleri AS, ADR	1,700	(7,939)

Total Middle East		(898,334)

North America — (5.8)%
Apparel & Textile Products — (0.0)%
Capri Holdings Ltd.	27,800	(1,417,800)
Fossil Group, Inc.	5,500	(68,200)

		(1,486,000)

Asset Management — (0.0)%
Artisan Partners Asset Management, Inc., Class A	2,900	(151,293)
BrightSphere Investment Group PLC	1,000	(20,380)
Carlyle Group, Inc. (The)	1,400	(51,464)

		(223,137)

Automotive — (0.1)%
Aptiv plc	21,000	(2,895,900)
General Motors Co.	21,800	(1,252,628)

		(4,148,528)

Banking — (0.3)%
Allegiance Bancshares, Inc.	500	(20,270)
Ameris Bancorp	5,399	(283,501)
Atlantic Union Bankshares Corp.	400	(15,344)
Banc of California, Inc.	1,600	(28,928)
Banco Latinoamericano de Comercio Exterior SA, Class E	1,400	(21,182)
Bank of America Corp.	14,500	(561,005)
BankUnited, Inc.	3,600	(158,220)
Berkshire Hills Bancorp, Inc.	800	(17,856)
Byline Bancorp, Inc.	200	(4,230)
Canadian Imperial Bank of Commerce	200	(19,574)
Capitol Federal Financial, Inc.	5,300	(70,198)
Cathay General Bancorp	300	(12,234)
Columbia Banking System, Inc.	100	(4,309)
Credicorp Ltd.	1,400	(191,198)
Customers Bancorp, Inc.	2,500	(79,550)
CVB Financial Corp.	300	(6,627)
East West Bancorp, Inc.	1,200	(88,560)
Eastern Bankshares, Inc.	900	(17,361)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
FB Financial Corp.	1,600	$(71,136)
Fifth Third Bancorp	8,700	(325,815)
First Financial Bankshares, Inc.	500	(23,365)
First Hawaiian, Inc.	700	(19,159)
First Horizon National Corp.	3,031	(51,254)
First Merchants Corp.	300	(13,950)
First Republic Bank	10,300	(1,717,525)
Fulton Financial Corp.	300	(5,109)
Glacier Bancorp, Inc.	1,900	(108,452)
Great Western Bancorp, Inc.	300	(9,087)
Hilltop Holdings, Inc.	1,100	(37,543)
Home BancShares, Inc.	400	(10,820)
Independent Bank Corp.	100	(8,419)
Independent Bank Group, Inc.	700	(50,568)
Investors Bancorp, Inc.	1,000	(14,690)
JPMorgan Chase & Co.	13,000	(1,978,990)
Meta Financial Group, Inc.	300	(13,593)
Old National Bancorp	200	(3,868)
Pacific Premier Bancorp, Inc.	220	(9,557)
Park National Corp.	100	(12,930)
Pinnacle Financial Partners, Inc.	5,900	(523,094)
PNC Financial Services Group, Inc.	12,800	(2,245,248)
Renasant Corp.	1,100	(45,518)
Signature Bank	1,000	(226,100)
Silvergate Capital Corp., Class A	300	(42,651)
Simmons First National Corp., Class A	2,100	(62,307)
South State Corp.	2,000	(157,020)
Sterling Bancorp	20,708	(476,698)
SVB Financial Group	200	(98,732)
Synovus Financial Corp.	37	(1,693)
TCF Financial Corp.	12,247	(568,996)
Texas Capital Bancshares, Inc.	300	(21,276)
TFS Financial Corp.	200	(4,074)
Triumph Bancorp, Inc.	1,300	(100,607)
Truist Financial Corp.	30,000	(1,749,600)
United Bankshares, Inc.	400	(15,432)
US Bancorp	800	(44,248)
Valley National Bancorp	8,300	(114,042)
Webster Financial Corp.	1,600	(88,176)
Wells Fargo & Co.	14,600	(570,422)
Western Alliance Bancorp	1,000	(94,440)
WSFS Financial Corp.	600	(29,874)

		(13,366,225)

Biotechnology & Pharmaceuticals — (0.3)%
Ampio Pharmaceuticals, Inc.	55,912	(94,491)
Anixa Biosciencies, Inc.	2,062	(9,650)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Assertio Holdings, Inc.	51,700	$(35,285)
Athersys, Inc.	300	(540)
Aurinia Pharmaceuticals, Inc.	36,200	(470,057)
Biogen Idec, Inc.	7,900	(2,210,025)
BioMarin Pharmaceutical, Inc.	7,500	(566,325)
Coherus Biosciences, Inc.	1,000	(14,610)
Elanco Animal Health, Inc.	53,500	(1,575,575)
Evoke Pharma, Inc.	400	(732)
Evolus, Inc.	7,700	(100,023)
Horizon Therapeutics plc	100	(9,204)
Inovio Pharmaceuticals, Inc.	24,500	(227,360)
Lumos Pharma, Inc.	222	(2,597)
Moderna, Inc.	2,150	(281,543)
Neurobo Pharmaceuticals, Inc.	92	(29)
Neurocrine Biosciences, Inc.	1,700	(165,325)
Novan, Inc.	6,400	(9,984)
PDL BioPharma, Inc.	4,500	(11,115)
SELLAS Life Sciences Group, Inc.	1,167	(9,966)
Sorrento Therapeutics, Inc.	11,100	(91,797)
TG Therapeutics, Inc.	1,200	(57,840)
TransMedics Group, Inc.	1,400	(58,086)
Trillium Therapeutics, Inc.	29,200	(313,608)
UroGen Pharma Ltd.	900	(17,532)
Vaxart, Inc.	24,200	(146,410)
Vertex Pharmaceuticals, Inc.	25,500	(5,479,695)
Veru, Inc.	7,800	(84,045)
Vir Biotechnology, Inc.	13,900	(712,653)
Zosano Pharma Corp.	29,996	(37,195)

		(12,793,297)

Chemicals — (0.0)%
Amyris, Inc.	26,800	(511,880)
Avient Corp.	500	(23,635)
GCP Applied Technologies, Inc.	500	(12,270)
Nutrien Ltd.	5,601	(301,838)
Tronox Holdings PLC, Class A	8,200	(150,060)

		(999,683)

Commercial Services — (0.0)%
GP Strategies Corp.	100	(1,745)
NV5 Global, Inc.	900	(86,913)
Willdan Group, Inc.	500	(20,525)

		(109,183)

Construction Materials — (0.0)%
Advanced Drainage Systems, Inc.	500	(51,695)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Summit Materials, Inc., Class A	19	$(532)
Trex Co., Inc.	13,600	(1,244,944)

		(1,297,171)

Consumer Discretionary Products — (0.2)%
American Woodmark Corp.	1,400	(138,012)
Axon Enterprise, Inc.	100	(14,242)
AYRO, Inc.	10,800	(69,984)
BorgWarner, Inc.	740	(34,306)
Carter’s, Inc.	5,600	(498,008)
CBAK Energy Technology, Inc.	100	(510)
Cooper Tire & Rubber Co.	3,200	(179,136)
Deckers Outdoor Corp.	2,200	(726,924)
DR Horton, Inc.	4,400	(392,128)
ElectraMeccanica Vehicles Corp.	10,400	(48,880)
Hanesbrands, Inc.	17,900	(352,093)
Harley-Davidson, Inc.	8,300	(332,830)
Hasbro, Inc.	100	(9,612)
HNI Corp.	600	(23,736)
Hooker Furniture Corp.	600	(21,876)
Hovnanian Enterprises, Class A	416	(43,988)
Iconix Brand Group, Inc.	710	(1,427)
Lakeland Industries, Inc.	2,400	(66,864)
Lear Corp.	4,700	(851,875)
Lennar Corp., Class A	24	(2,430)
Magna International, Inc.	100	(8,804)
Mattel, Inc.	39,200	(780,864)
Methode Electronics, Inc.	300	(12,594)
Mohawk Industries, Inc.	4,500	(865,395)
Motorcar Parts of America, Inc.	1,000	(22,500)
Newell Brands, Inc.	30,318	(811,916)
Nike, Inc., Class B	1,500	(199,335)
Oxford Industries, Inc.	100	(8,742)
PGT Innovations, Inc.	100	(2,525)
PVH Corp.	8,000	(845,600)
QuantumScape Corp.	20,100	(899,475)
Sequential Brands Group, Inc.	415	(9,495)
Smith & Wesson Brands, Inc.	13,700	(239,065)
Stellantis NV	22,200	(394,938)
Steven Madden Ltd.	5,350	(199,341)
Tupperware Brands Corp.	1,900	(50,179)
Vista Outdoor, Inc.	2,000	(64,140)
Visteon Corp.	400	(48,780)
XPEL, Inc.	300	(15,579)

		(9,288,128)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Consumer Discretionary Services — (0.3)%
Bally’s Corp.	800	$(51,984)
BJ’s Restaurants, Inc.	4,700	(272,976)
Brinker International, Inc.	2,200	(156,332)
Cheesecake Factory, Inc. (The)	400	(23,404)
Choice Hotels International, Inc.	2,500	(268,225)
Darden Restaurants, Inc.	6,000	(852,000)
Dave & Buster’s Entertainment, Inc.	7,300	(349,670)
Domino’s Pizza, Inc.	300	(110,337)
El Pollo Loco Holdings, Inc.	3,600	(58,032)
Hall of Fame Resort & Entertainment Co.	8,200	(41,164)
Hilton Worldwide Holdings, Inc.	4,200	(507,864)
Hyatt Hotels Corp., Class A	300	(24,810)
Kura Sushi USA, Inc., Class A	800	(25,312)
Las Vegas Sands Corp.	109,000	(6,622,840)
Liberty Media Corp-Liberty Braves, Class C	1,500	(41,730)
Live Nation Entertainment, Inc.	3,300	(279,345)
Luby’s, Inc.	1,200	(3,960)
Madison Square Garden Entertainment Corp.	300	(24,540)
Madison Square Garden Sports Corp.	300	(53,838)
Marriott International, Inc., Class A	6,100	(903,471)
Potbelly Corp.	2,300	(13,593)
RCI Hospitality Holdings, Inc.	100	(6,359)
Regis Corp.	3,700	(46,472)
SCWorx Corp.	400	(792)
Starbucks Corp.	600	(65,562)
Super League Gaming, Inc.	6,600	(46,464)
Target Hospitality Corp.	100	(251)
Wynn Resorts Ltd.	33,300	(4,174,821)
XpresSpa Group, Inc.	29,100	(53,544)

		(15,079,692)

Consumer Products — (0.0)%
22nd Century Group, Inc.	6,400	(21,056)
Alkaline Water Co., Inc. (The)	24,000	(26,160)
B&G Foods, Inc.	6,200	(192,572)
Cronos Group, Inc.	14,000	(132,440)
Fresh Del Monte Produce, Inc.	2,100	(60,123)
Helen of Troy Ltd.	2,000	(421,320)
Pilgrim’s Pride Corp.	2,300	(54,717)
Primo Water Corp.	400	(6,504)
Vector Group Ltd.	10,528	(146,866)

		(1,061,758)

Consumer Services — (0.0)%
Strategic Education, Inc.	25	(2,298)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Consumer Staple Products — (0.1)%
Aurora Cannabis, Inc.	39,600	$(368,676)
Beyond Meat, Inc.	9,000	(1,171,080)
Cadiz, Inc.	900	(8,631)
Cal-Maine Foods, Inc.	400	(15,368)
Campbell Soup Co.	300	(15,081)
Celsius Holdings, Inc.	20,400	(980,220)
Coty, Inc., Class A	138,485	(1,247,750)
Darling Ingredients, Inc.	5,900	(434,122)
Edgewell Personal Care Co.	6,300	(249,480)
Estee Lauder Cos., Inc. (The), Class A	1,300	(378,105)
FSD Pharma, Inc., Class B	3,400	(6,494)
Greenlane Holdings, Inc., Class A	1,600	(8,488)
Hershey Co.	200	(31,632)
Inter Parfums, Inc.	300	(21,279)
Limoneira Co.	200	(3,500)
Mission Produce, Inc.	1,500	(28,515)
National Beverage Corp.	100	(4,891)
NewAge, Inc.	37,400	(106,964)
Ocean Bio-Chem, Inc.	600	(7,212)
Post Holdings, Inc.	900	(95,148)
Reed’s, Inc.	300	(351)
Revlon, Inc., Class A	2,200	(27,126)
Reynolds Consumer Products, Inc.	200	(5,956)
Simply Good Foods Co. (The)	6,700	(203,814)
Universal Corp.	2,100	(123,879)
Village Farms International, Inc.	400	(5,292)

		(5,549,054)

Containers & Packaging — (0.0)%
Amcor plc	19,300	(225,424)

Design, Manufacturing & Distribution — (0.0)%
Flex Ltd.	48,500	(888,035)
SYNNEX Corp.	3,300	(378,972)

		(1,267,007)

Distributors—Consumer Staples — (0.0)%
Bunge Ltd.	18,700	(1,482,349)
Grocery Outlet Holding Corp.	4,800	(177,072)
Performance Food Group Co.	7,300	(420,553)

		(2,079,974)

Distributors—Discretionary — (0.0)%
Pool Corp.	400	(138,096)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Electrical Equipment — (0.0)%
Energous Corp.	19,100	$(77,546)
IntriCon Corp.	500	(12,820)
Mesa Laboratories, Inc.	100	(24,350)
Novanta, Inc.	1,200	(158,268)

		(272,984)

Financial Services — (0.2)%
Ally Financial, Inc.	800	(36,168)
Altus Midstream	710	(37,254)
Apollo Global Management, Inc.	400	(18,804)
Ares Management Corp., Class A	500	(28,015)
Ault Global Holdings, Inc.	3,100	(10,199)
Brookfield Asset Management, Inc., Class A	32,475	(1,445,138)
Cboe Global Markets, Inc.	2,400	(236,856)
Charles Schwab Corp.	95,097	(6,198,422)
CME Group, Inc.	4,500	(919,035)
Columbia Financial, Inc.	1,700	(29,716)
Credit Acceptance Corp.	400	(144,092)
KKR & Co., Inc., Class A	6,300	(307,755)
Marathon Digital Holdings, Inc.	30,600	(1,469,412)
Morgan Stanley	10,900	(846,494)
Owl Rock Capital Corp.	200	(2,754)
PHENIXFIN Corp.	20	(658)
Rocket Cos., Inc., Class A	3,100	(71,579)
StepStone Group, Inc., Class A	500	(17,635)
Stifel Financial Corp.	600	(38,436)
T Rowe Price Group, Inc.	300	(51,480)
Upstart Holdings, Inc.	1,200	(154,632)
US Global Investors, Inc., Class A	300	(2,094)
World Acceptance Corp.	400	(51,904)

		(12,118,532)

Gaming, Lodging & Restaurants — (0.1)%
Caesars Entertainment, Inc.	17,576	(1,537,021)
DraftKings, Inc., Class A	30,400	(1,864,432)
Fiesta Restaurant Group, Inc.	2,000	(25,180)
Marriott Vacations Worldwide Corp.	4,400	(766,392)
Red Robin Gourmet Burgers, Inc.	3,600	(143,604)

		(4,336,629)

Hardware — (0.0)%
CommScope Holding Co., Inc.	500	(7,680)
GoPro, Inc., Class A	5,500	(64,020)
Lumentum Holdings, Inc.	800	(73,080)
PCTEL, Inc.	200	(1,390)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Ubiquiti, Inc.	500	$(149,150)

		(295,320)

Health Care — (0.6)%
Abeona Therapeutics, Inc.	24,400	(45,872)
Accolade, Inc.	5,100	(231,387)
Achieve Life Sciences, Inc.	100	(1,158)
Acorda Therapeutics, Inc.	766	(3,730)
Actinium Pharmaceuticals, Inc.	586	(4,465)
ADMA Biologics, Inc.	29,800	(52,448)
Advaxis, Inc.	29,700	(21,865)
Aerpio Pharmaceuticals, Inc.	4,800	(6,192)
Aeterna Zentaris, Inc.	18,524	(21,117)
AgeX Therapeutics, Inc.	400	(648)
Akouos, Inc.	1,000	(13,870)
Alpha Pro Tech Ltd.	4,200	(40,992)
ALX Oncology Holdings, Inc.	100	(7,374)
American Well Corp., Class A	9,000	(156,330)
Annovis Bio, Inc.	400	(11,160)
Applied Molecular Transport, Inc.	900	(39,609)
Aptose Biosciences, Inc.	4,500	(26,888)
Asensus Surgical, Inc.	40,930	(133,023)
Aspira Women’s Health, Inc.	6,300	(42,525)
Athira Pharma, Inc.	200	(3,680)
Atossa Genetics, Inc.	26,600	(56,126)
AtriCure, Inc.	700	(45,864)
aTyr Pharma, Inc.	1,300	(5,785)
Avalon GloboCare Corp.	1,400	(1,498)
Avanos Medical, Inc.	1,300	(56,862)
Avenue Therapeutics, Inc.	700	(4,249)
Avinger, Inc.	14,548	(21,967)
Aytu BioScience, Inc.	924	(7,022)
Beam Therapeutics, Inc.	3,100	(248,124)
Bellicum Pharmaceuticals, Inc.	1,470	(5,527)
BioAtla, Inc.	1,200	(61,008)
BioCardia, Inc.	600	(2,604)
Biocept, Inc.	1,710	(8,704)
Biolase, Inc.	38,500	(32,452)
Biomerica, Inc.	500	(2,730)
BioNano Genomics, Inc.	32,100	(259,368)
Blueprint Medicines Corp.	100	(9,723)
Bristol-Myers Squibb Co.	77,600	(4,898,888)
Brooklyn ImmunoTherapeutics, Inc.	450	(1,674)
Bruker Corp.	300	(19,284)
Capital Senior Living Corp.	246	(9,471)
Cassava Sciences, Inc.	1,300	(58,435)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Catalent, Inc.	300	$(31,593)
Celsion Corp.	22,400	(30,912)
Charles River Laboratories International, Inc.	300	(86,949)
Check Cap Ltd.	14,400	(25,344)
Chembio Diagnostics, Inc.	6,100	(21,411)
CHF Solutions, Inc.	20	(118)
Chiasma, Inc.	100	(313)
China Pharma Holdings, Inc.	3,000	(2,520)
ChromaDex Corp.	8,700	(81,258)
Cigna Corp.	5,100	(1,232,874)
Citius Pharmaceuticals, Inc.	8,000	(14,240)
Clovis Oncology, Inc.	32,400	(227,448)
Co-Diagnostics, Inc.	4,200	(40,068)
Cocrystal Pharma, Inc.	21,100	(29,329)
Cogent Biosciences, Inc.	28	(246)
Congent Biosciences, Inc.	1,000	0
ContraFect Corp.	400	(1,920)
Corcept Therapeutics, Inc.	100	(2,379)
Curis, Inc.	5,900	(66,788)
CVS Health Corp.	42,700	(3,212,321)
Deciphera Pharmaceuticals, Inc.	200	(8,968)
DermTech, Inc.	4,700	(238,713)
Dyadic International, Inc.	300	(1,647)
Dynavax Technologies Corp.	30	(295)
Eargo, Inc.	500	(24,975)
Electromed, Inc.	600	(6,324)
Emergent BioSolutions, Inc.	6,800	(631,788)
Ensign Group, Inc.	500	(46,920)
Enveric Biosciences, Inc.	5,975	(18,343)
Enzo Biochem, Inc.	1,500	(5,160)
Equillium, Inc.	4,100	(29,315)
Evofem Biosciences, Inc.	24,100	(42,175)
Fennec Pharmaceuticals, Inc.	1,500	(9,315)
Foghorn Therapeutics, Inc.	300	(3,954)
Forma Therapeutics Holdings, Inc.	200	(5,604)
Forte Biosciences, Inc.	100	(3,427)
Fulgent Genetics, Inc.	6,600	(637,692)
Generation Bio Co.	700	(19,922)
Genprex, Inc.	13,400	(57,754)
Gilead Sciences, Inc.	1,800	(116,334)
Glaukos Corp.	1,100	(92,323)
Global Blood Therapeutics, Inc.	2,200	(89,650)
GoodRx Holdings, Inc., Class A	10,300	(401,906)
Guardion Health Sciences, Inc.	133	(319)
Hancock Jaffe Laboratories, Inc.	760	(5,062)
HCA Healthcare, Inc.	300	(56,502)
Heat Biologics, Inc.	7,228	(52,620)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Heron Therapeutics, Inc.	3,000	$(48,630)
Histogen, Inc.	3,200	(4,160)
HTG Molecular Diagnostics, Inc.	133	(728)
Humanigen, Inc.	5,200	(99,320)
iBio, Inc.	41,800	(64,372)
IGM Biosciences, Inc.	600	(46,014)
ImmunityBio, Inc.	12,600	(299,124)
Inari Medical, Inc.	4,000	(428,000)
Inmune Bio, Inc.	900	(10,692)
Innoviva, Inc.	1,800	(21,510)
iRhythm Technologies, Inc.	800	(111,088)
Jaguar Health, Inc.	8,500	(15,300)
Jupiter Wellness, Inc.	800	(3,792)
KemPharm, Inc.	200	(1,840)
Kronos Bio, Inc.	1,300	(38,051)
Krystal Biotech, Inc.	500	(38,520)
Lexicon Pharmaceuticals, Inc.	1,600	(9,392)
Liquidia Corp.	700	(1,883)
McKesson Corp.	1,800	(351,072)
MediciNova, Inc.	100	(505)
Milestone Scientific, Inc.	7,800	(27,846)
ModivCare, Inc.	400	(59,248)
Moleculin Biotech, Inc.	50	(204)
Motus GI Holdings, Inc.	11,900	(14,399)
Nabriva Therapeutics plc	10,900	(18,094)
NanoViricides, Inc.	3,300	(15,576)
Nkarta, Inc.	700	(23,030)
Novavax, Inc.	5,200	(942,812)
Nurix Therapeutics, Inc.	200	(6,218)
Nymox Pharmaceutical Corp.	599	(1,330)
Oak Street Health, Inc.	700	(37,989)
Ocugen, Inc.	37,200	(252,588)
OpGen, Inc.	5,700	(14,250)
Option Care Health, Inc.	200	(3,548)
Oragenics, Inc.	19,200	(17,411)
Organovo Holdings, Inc.	2,105	(20,292)
ORIC Pharmaceuticals, Inc.	400	(9,800)
Osmotica Pharmaceuticals plc	600	(1,956)
Patterson Cos., Inc.	3,800	(121,410)
PerkinElmer, Inc.	3,800	(487,502)
PhaseBio Pharmaceuticals, Inc.	1,100	(3,806)
Pliant Therapeutics, Inc.	200	(7,866)
PolarityTE, Inc.	20,999	(23,309)
Prelude Therapeutics, Inc.	500	(21,665)
Prestige Brands Holdings, Inc.	400	(17,632)
Progyny, Inc.	2,700	(120,177)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Pulmatrix, Inc.	1,200	$(1,596)
Pulmonx Corp.	300	(13,722)
QIAGEN NV	200	(9,738)
RA Medical Systems, Inc.	8	(37)
Regeneron Pharmaceuticals, Inc.	4,100	(1,939,874)
Relay Therapeutics, Inc.	400	(13,828)
ResMed, Inc.	3,900	(756,678)
Retractable Technologies, Inc.	300	(3,846)
Rockwell Medical, Inc.	1,200	(1,392)
Royalty Pharma plc, Class A	7,200	(314,064)
Salarius Pharmaceuticals, Inc.	5,400	(7,992)
Sana Biotechnology, Inc.	100	(3,347)
Sarepta Therapeutics, Inc.	3,900	(290,667)
Scholar Rock Holding Corp.	200	(10,132)
Senestech, Inc.	3,500	(5,810)
Shattuck Labs, Inc.	200	(5,848)
SmileDirectClub, Inc.	18,900	(194,859)
Soligenix, Inc.	9,700	(14,841)
STERIS plc	500	(95,240)
Sundial Growers, Inc.	514,600	(581,498)
SunLink Health Systems, Inc.	1,400	(3,808)
Synthetic Biologics, Inc.	500	(341)
Tactile Systems Technology, Inc.	100	(5,449)
Taro Pharmaceutical Industries Ltd.	300	(22,125)
Teligent, Inc.	2,000	(1,244)
Thermo Fisher Scientific, Inc.	15,600	(7,119,528)
Titan Pharmaceuticals, Inc.	3,000	(8,940)
Tonix Pharmaceuticals Holding Corp.	17,400	(22,272)
Tyme Technologies, Inc.	8,800	(15,664)
UnitedHealth Group, Inc.	200	(74,414)
Vaccinex, Inc.	6,900	(20,562)
Viatris, Inc.	83,401	(1,165,112)
Viracta Therapeutics, Inc.	1,782	(16,483)
VolitionRX Ltd.	600	(2,268)
VYANT BIO, Inc.	3,200	(14,848)
XBiotech, Inc.	1,200	(20,604)
Xeris Pharmaceuticals, Inc.	200	(902)
Xtant Medical Holdings, Inc.	100	(236)
Yumanity Therapeutics, Inc.	1,200	(21,720)
Zomedica Corp.	142,500	(225,150)

		(31,287,366)

Health Care Facilities & Services — (0.1)%
Acasti Pharma, Inc.	49,000	(29,400)
Centene Corp.	6,700	(428,197)
DaVita, Inc.	2,000	(215,540)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Elanco Animal Health, Inc.	6,500	$0
HealthEquity, Inc.	4,800	(326,400)
LHC Group, Inc.	1,583	(302,685)
NeoGenomics, Inc.	8,200	(395,486)
Surgery Partners, Inc.	2,300	(101,798)
Teladoc Health, Inc.	9,600	(1,744,800)

		(3,544,306)

Home & Office Products — (0.0)%
LGI Homes, Inc.	2,600	(388,206)

Industrial Products — (0.2)%
3M Co.	1,400	(269,752)
AAON, Inc.	400	(28,004)
Advanced Energy Industries, Inc.	3,100	(338,427)
AeroVironment, Inc.	500	(58,030)
AgEagle Aerial Systems, Inc.	8,900	(55,714)
Air Industries Group	800	(1,176)
Alamo Group, Inc.	400	(62,460)
Allied Motion Technologies, Inc.	100	(5,133)
AMETEK, Inc.	100	(12,773)
AMMO, Inc.	200	(1,184)
Amphenol Corp., Class A	400	(26,388)
Argan, Inc.	700	(37,345)
Astec Industries, Inc.	1,800	(135,756)
Astrotech Corp.	100	(219)
Badger Meter, Inc.	300	(27,921)
Bloom Energy Corp.	1,400	(37,870)
BWX Technologies, Inc.	400	(26,376)
Caterpillar, Inc.	7,400	(1,715,838)
Chart Industries, Inc.	1,600	(227,760)
Colfax Corp.	500	(21,905)
Deere & Co.	4,100	(1,533,974)
Dover Corp.	100	(13,713)
Dynatronics Corp.	100	(115)
Eastman Kodak Co.	24,300	(191,241)
Electro-Sensors, Inc.	300	(1,440)
Energy Focus, Inc.	600	(2,760)
Enerpac Tool Group Corp.	4,100	(107,092)
Fuel Tech, Inc.	2,900	(9,106)
Generac Holdings, Inc.	1,600	(523,920)
General Electric Co.	92,200	(1,210,586)
Hillenbrand, Inc.	1,084	(51,718)
Howmet Aerospace, Inc.	395	(12,691)
Hubbell, Inc.	200	(37,378)
Illinois Tool Works, Inc.	100	(22,152)
John Bean Technologies Corp.	1,900	(253,346)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Kelso Technologies, Inc.	1,800	$(2,106)
L3Harris Technologies, Inc.	1,900	(385,092)
Luna Innovations, Inc.	100	(1,053)
Mercury Systems, Inc.	1,200	(84,780)
Middleby Corp.	9,300	(1,541,475)
MSA Safety, Inc.	400	(60,008)
Navistar International Corp.	9,100	(400,673)
Parker-Hannifin Corp.	300	(94,629)
Raven Industries, Inc.	100	(3,833)
Raytheon Technologies Corp.	2,026	(156,549)
Rekor Systems, Inc.	1,000	(19,990)
Research Frontiers, Inc.	500	(1,420)
Rexnord Corp.	200	(9,418)
Rockwell Automation, Inc.	1,300	(345,072)
Stoneridge, Inc.	700	(22,267)
Sypris Solutions, Inc.	6,112	(20,353)
Terex Corp.	1,300	(59,891)
Textron, Inc.	600	(33,648)
Timken Co. (The)	800	(64,936)
Toughbuilt Industries, Inc.	100	(94)
Tredegar Corp.	500	(7,505)
Trimble, Inc.	2,100	(163,359)
Vontier Corp.	1,500	(45,405)
Wabtec Corp.	175	(13,853)
Wrap Technologies, Inc.	700	(3,892)

		(10,602,564)

Industrial Services — (0.1)%
ADT, Inc.	2,200	(18,568)
AECOM	200	(12,822)
Air Transport Services Group, Inc.	1,200	(35,112)
ASGN, Inc.	2,500	(238,600)
BioHiTech Global, Inc.	6,100	(9,577)
Centrus Energy Corp., Class A	200	(4,744)
Comfort Systems USA, Inc.	900	(67,293)
Copa Holdings SA, Class A	4,500	(363,555)
Cross Country Healthcare, Inc.	100	(1,249)
Denison Mines Corp.	90,800	(98,972)
Diamond S Shipping, Inc.	5,600	(56,168)
Eneti, Inc.	2,210	(46,476)
EVI Industries, Inc.	200	(5,754)
Expeditors International of Washington, Inc.	1,700	(183,073)
GFL Environmental, Inc.	6,200	(216,690)
Granite Construction, Inc.	600	(24,150)
Harsco Corp.	800	(13,720)
International Seaways, Inc.	2,300	(44,574)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Jacobs Engineering Group, Inc.	100	$(12,927)
JB Hunt Transport Services, Inc.	100	(16,807)
Korn Ferry	100	(6,237)
MSC Industrial Direct Co., Inc., Class A	1,500	(135,285)
Nordic American Tankers Ltd.	2,800	(9,100)
Old Dominion Freight Line, Inc.	100	(24,041)
Orbital Energy Group, Inc.	400	(2,440)
Primoris Services Corp.	800	(26,504)
Quanta Services, Inc.	5,900	(519,082)
Rollins, Inc.	8,700	(299,454)
Ryder System, Inc.	100	(7,565)
Schnitzer Steel Industries, Inc., Class A	1,400	(58,506)
SEACOR Marine Holdings, Inc.	2,100	(11,193)
SkyWest, Inc.	100	(5,448)
Southwest Airlines Co.	13,200	(805,992)
Team, Inc.	2,600	(29,978)
TOMI Environmental Solutions, Inc.	400	(1,620)
TOP Ships, Inc.	12,300	(23,247)
United Rentals, Inc.	5,500	(1,811,205)
Vivint Smart Home, Inc.	200	(2,864)
WESCO International, Inc.	500	(43,265)

		(5,293,857)

Institutional Financial Services — (0.1)%
Goldman Sachs Group, Inc.	21,100	(6,899,700)
Intercontinental Exchange, Inc.	4,300	(480,224)
Moelis & Co., Class A	600	(32,928)

		(7,412,852)

Insurance — (0.2)%
Ambac Financial Group, Inc.	5,200	(87,048)
American International Group, Inc.	42,200	(1,950,062)
Arthur J Gallagher & Co.	200	(24,954)
Atlantic American Corp.	1,200	(4,416)
Axis Capital Holdings Ltd.	1,800	(89,226)
Berkshire Hathaway, Inc., Class B	11,800	(3,014,546)
Chubb Ltd.	3,400	(537,098)
Cincinnati Financial Corp.	700	(72,163)
CNA Financial Corp.	100	(4,463)
CNO Financial Group, Inc.	1,100	(26,719)
eHealth, Inc.	7,800	(567,294)
Enstar Group Ltd.	100	(24,673)
Erie Indemnity Co., Class A	400	(88,364)
GoHealth, Inc., Class A	100	(1,169)
HCI Group, Inc.	300	(23,046)
Lemonade, Inc.	8,600	(800,918)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Marsh & McLennan Cos., Inc.	500	$(60,900)
Mercury General Corp.	1,000	(60,810)
MetLife, Inc.	4,600	(279,634)
Palomar Holdings, Inc.	500	(33,520)
ProAssurance Corp.	100	(2,676)
RenaissanceRe Holdings Ltd.	100	(16,025)

		(7,769,724)

Iron & Steel — (0.0)%
Warrior Met Coal, Inc.	7,700	(131,901)

Leisure Products — (0.0)%
Fox Factory Holding Corp.	3,200	(406,592)
LCI Industries	1,300	(171,964)

		(578,556)

Machinery — (0.0)%
Altra Industrial Motion Corp.	1,500	(82,980)
CIRCOR International, Inc.	400	(13,928)
Helios Technologies, Inc.	700	(51,009)
Ingersoll Rand, Inc.	9,852	(484,817)
SPX FLOW, Inc.	100	(6,333)

		(639,067)

Manufactured Goods — (0.0)%
RBC Bearings, Inc.	300	(59,031)

Materials — (0.1)%
Albemarle Corp.	6,400	(935,104)
Almaden Minerals Ltd., Class B	2,500	(1,329)
American Resources Corp.	15,700	(59,660)
Avery Dennison Corp.	700	(128,555)
Barrick Gold Corp.	10,848	(214,791)
Berry Global Group, Inc.	1,500	(92,100)
Boise Cascade Co.	100	(5,983)
Century Aluminum Co.	15,100	(266,666)
Commercial Metals Co.	800	(24,672)
Compass Minerals International, Inc.	900	(56,448)
Comstock Mining, Inc.	7,700	(35,266)
CPS Technologies Corp.	4,100	(53,669)
Eastman Chemical Co.	100	(11,012)
Element Solutions, Inc.	300	(5,487)
Energy Fuels, Inc.	26,600	(151,088)
Equinox Gold Corp.	1,700	(13,583)
Gatos Silver, Inc.	1,800	(17,946)
Greif, Inc., Class A	2,600	(148,200)
International Flavors & Fragrances, Inc.	7,500	(1,047,075)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
International Tower Hill Mines Ltd.	900	$(963)
Intrepid Potash, Inc.	100	(3,256)
IT Tech Packaging, Inc.	13,400	(8,849)
Kronos Worldwide, Inc.	1,300	(19,890)
LSB Industries, Inc.	300	(1,539)
Martin Marietta Materials, Inc.	800	(268,656)
Mercer International, Inc.	500	(7,195)
Methanex Corp.	400	(14,720)
Minerals Technologies, Inc.	100	(7,532)
North American Construction Group Ltd.	900	(9,675)
Novagold Resources, Inc.	33,800	(296,088)
Owens Corning	300	(27,627)
Packaging Corp. of America	200	(26,896)
Pactiv Evergreen, Inc.	1,700	(23,358)
Pan American Silver Corp.	1,900	(57,057)
PQ Group Holdings, Inc.	200	(3,340)
Quaker Chemical Corp.	900	(219,393)
Sealed Air Corp.	600	(27,492)
SiNtx Technologies, Inc.	7,600	(14,212)
Solitario Zinc Corp.	17,600	(14,633)
SSR Mining, Inc.	3,500	(49,980)
Steel Dynamics, Inc.	1,900	(96,444)
Turquoise Hill Resources Ltd.	3,070	(49,396)
United States Antimony Corp.	3,600	(4,356)
Uranium Energy Corp.	5,700	(16,302)
Valvoline, Inc.	5,600	(145,992)
WD-40 Co.	500	(153,090)
Westrock Co.	600	(31,230)
Westwater Resources, Inc.	3,900	(20,943)
Worthington Industries, Inc.	1,900	(127,471)

		(5,016,209)

Media — (0.7)%
Airbnb, Inc., Class A	10,400	(1,954,576)
AutoWeb, Inc.	2,400	(6,384)
Booking Holdings, Inc.	2,100	(4,892,664)
Boston Omaha Corp., Class A	1,600	(47,296)
Cardlytics, Inc.	3,300	(362,010)
Cinedigm Corp.	51,400	(85,838)
DHI Group, Inc.	900	(3,015)
Discovery, Inc., Class A	37,900	(1,647,134)
Dolphin Entertainment, Inc.	1,980	(25,166)
DoorDash, Inc., Class A	5,700	(747,441)
EW Scripps Co., Class A	36	(694)
Expedia, Inc.	18,916	(3,255,822)
fuboTV, Inc.	33,700	(745,444)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Gannett Co., Inc.	6,814	$(36,659)
Gray Television, Inc.	5,300	(97,520)
Groupon, Inc.	6,475	(327,279)
Houghton Mifflin Harcourt Co.	20,000	(152,400)
IAC/InterActiveCorp	2,700	(584,037)
Interpublic Group of Cos., Inc. (The)	27,600	(805,920)
Inuvo, Inc.	36,700	(37,434)
IZEA Worldwide, Inc.	16,900	(63,713)
Liberty Broadband Corp., Class C	4,900	(735,735)
Liberty Media Corp-Liberty SiriusXM, Class C	100	(4,411)
Liberty Media Group, Class A	892	(34,092)
Lyft, Inc., Class A	27,823	(1,757,857)
Magnite, Inc.	7,300	(303,753)
Match Group, Inc.	17,200	(2,362,936)
Media General, Inc.	12,100	0
Monaker Group, Inc.	600	(2,022)
Netflix, Inc.	3,300	(1,721,478)
Nexstar Media Group, Inc., Class A	4,511	(633,480)
Remark Holdings, Inc.	30,800	(70,224)
Social Reality	200	0
Spotify Technology SA	800	(214,360)
Stamps.com, Inc.	300	(59,853)
TEGNA, Inc.	400	(7,532)
Trade Desk, Inc. (The), Class A	3,400	(2,215,644)
Uber Technologies, Inc.	200	(10,902)
ViacomCBS, Inc., Class B	23,929	(1,079,198)
Walt Disney Co.	35,200	(6,495,104)

		(33,587,027)

Medical Equipment & Devices — (0.1)%
Apyx Medical Corp.	700	(6,762)
DENTSPLY SIRONA, Inc.	13,800	(880,578)
Exact Sciences Corp.	10,000	(1,317,800)
Microbot Medical, Inc.	100	(851)
OPKO Health, Inc.	3,599	(15,440)
Pacific Biosciences of California, Inc.	15,300	(509,643)
Penumbra, Inc.	1,600	(432,928)
Pulse Biosciences, Inc.	549	(13,000)
Quidel Corp.	8,100	(1,036,233)
Second Sight Medical Products, Inc.	5,923	(48,865)
Shockwave Medical, Inc.	4,600	(599,196)
Venus Concept, Inc.	100	(235)
Zynex, Inc.	10,800	(164,916)

		(5,026,447)

Metals & Mining — (0.0)%
Livent Corp.	3,500	(60,620)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Oil, Gas & Coal — (0.2)%
Abraxas Petroleum Corp.	1,945	$(6,107)
APA Corp.	1,100	(19,690)
Archrock, Inc.	700	(6,643)
Cabot Oil & Gas Corp.	12,400	(232,872)
Cheniere Energy, Inc.	100	(7,201)
Chevron Corp. (b)	5,970	(625,596)
Clean Energy Fuels Corp.	38,800	(533,112)
ConocoPhillips	11,823	(626,264)
Contango Oil & Gas Co.	500	(1,950)
Delek US Holdings, Inc.	4,939	(107,572)
Denbury, Inc.	1,300	(62,257)
Dril-Quip, Inc.	3,400	(112,982)
Enbridge, Inc.	22	(801)
Equitrans Midstream Corp.	33,400	(272,544)
Exterran Corp.	100	(336)
Exxon Mobil Corp.	64,600	(3,606,618)
Forum Energy Technologies, Inc.	550	(10,197)
Frank’s International NV	14,500	(51,475)
Geospace Technologies Corp.	200	(1,824)
Hess Corp.	900	(63,684)
Independence Contract Drilling, Inc.	200	(660)
ION Geophysical Corp.	100	(214)
KLX Energy Services Holdings, Inc.	1,400	(22,442)
Liberty Oilfield Services, Inc., Class A	5,800	(65,482)
National Energy Services Reunited Corp.	500	(6,185)
New Fortress Energy LLC	2,300	(105,593)
Par Pacific Holdings, Inc.	2,300	(32,476)
Phillips 66	4,300	(350,622)
ProPetro Holding Corp.	100	(1,066)
SilverBow Resources, Inc.	200	(1,556)
Smart Sand, Inc.	4,300	(10,879)
Solaris Oilfield Infrastructure, Inc., Class A	2,200	(26,994)
Southwestern Energy Co.	36,212	(168,386)
Superior Drilling Products, Inc.	200	(177)
Talos Energy, Inc.	2,400	(28,896)
Tellurian, Inc.	12,000	(28,080)
Tidewater, Inc.	800	(10,024)
Torchlight Energy Resources, Inc.	26,300	(48,129)
Valero Energy Corp.	1,100	(78,760)
Vertex Energy, Inc.	700	(987)
World Fuel Services Corp.	6,300	(221,760)

		(7,559,093)

Pharmaceuticals — (0.0)%
Flex Pharma, Inc.	1,000	0

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Real Estate — (0.3)%
Alexandria Real Estate Equities, Inc.	1,000	$(164,300)
Alset EHome International, Inc.	1,300	(15,041)
American Campus Communities, Inc.	8,300	(358,311)
Americold Realty Trust	18,400	(707,848)
Apartment Income REIT Corp.	100	(4,276)
Apple Hospitality REIT, Inc.	7,900	(115,103)
Ashford Hospitality Trust, Inc.	8,700	(25,665)
Boston Properties, Inc.	600	(60,756)
Brixmor Property Group, Inc.	4,500	(91,035)
BRT Apartments Corp.	500	(8,420)
CBRE Group, Inc., Class A	3,200	(253,152)
Chatham Lodging Trust	3,200	(42,112)
Clipper Realty, Inc.	300	(2,376)
Cousins Properties, Inc.	15,298	(540,784)
Crown Castle International Corp.	1,400	(240,982)
DiamondRock Hospitality Co.	33,100	(340,930)
Digital Realty Trust, Inc.	10,100	(1,422,484)
Douglas Emmett, Inc.	600	(18,840)
Empire State Realty Trust, Inc., Class A	2,100	(23,373)
Equity Commonwealth	10,100	(280,780)
Equity Residential	3,100	(222,053)
Essential Properties Realty Trust, Inc.	4,900	(111,867)
Farmland Partners, Inc.	800	(8,968)
Fathom Holdings, Inc.	400	(14,652)
Federal Realty Investment Trust	800	(81,160)
Five Point Holdings LLC, Class A	1,100	(8,316)
Healthcare Realty Trust, Inc.	900	(27,288)
Hersha Hospitality Trust	900	(9,495)
Highwoods Properties, Inc.	1,100	(47,234)
Host Hotels & Resorts, Inc.	64,800	(1,091,880)
Iron Mountain, Inc.	20,900	(773,509)
JBG SMITH Properties	2,400	(76,296)
Jones Lang LaSalle, Inc.	1,200	(214,848)
Kite Realty Group Trust	7,700	(148,533)
Life Storage, Inc.	2,400	(206,280)
Mack-Cali Realty Corp.	8,600	(133,128)
NETSTREIT Corp.	1,400	(25,886)
New Senior Investment Group, Inc.	1,501	(9,351)
NexPoint Residential Trust, Inc.	1,300	(59,917)
Office Properties Income Trust	3,773	(103,833)
Pebblebrook Hotel Trust	20,000	(485,800)
Physicians Realty Trust	1,300	(22,971)
Piedmont Office Realty Trust, Inc., Class A	3,200	(55,584)
PotlatchDeltic Corp.	4,721	(249,836)
Rayonier, Inc.	3,300	(106,425)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Regency Centers Corp.	3,300	$(187,143)
Retail Properties of America, Inc.	100	(1,048)
RLJ Lodging Trust	7,800	(120,744)
Seritage Growth Properties	1,200	(22,020)
Sunstone Hotel Investors, Inc.	5,300	(66,038)
Urban Edge Properties	1,700	(28,084)
Ventas, Inc.	5,700	(304,038)
Vornado Realty Trust	22,600	(1,025,814)
Washington Real Estate Investment Trust	5,900	(130,390)
Weingarten Realty Investors	4,900	(131,859)
Welltower, Inc.	27,500	(1,969,825)
Weyerhaeuser Co.	600	(21,360)
Whitestone REIT	200	(1,940)
Xenia Hotels & Resorts, Inc.	4,800	(93,600)

		(13,115,581)

Renewable Energy — (0.0)%
Alto Ingredients, Inc.	6,900	(37,467)
Array Technologies, Inc.	14,300	(426,426)
Ballard Power Systems, Inc.	26,800	(652,312)
Beam Global	700	(30,352)
Broadwind, Inc.	1,500	(9,900)
Canadian Solar, Inc.	2,000	(99,260)
Cleanspark, Inc.	2,600	(61,932)
EnerSys	300	(27,240)
Enphase Energy, Inc.	1,300	(210,808)
First Solar, Inc.	800	(69,840)
Flux Power Holdings, Inc.	3,300	(42,735)
FuelCell Energy, Inc.	129	(1,859)
FutureFuel Corp.	1,200	(17,436)
Gevo, Inc.	2,600	(25,506)
Maxeon Solar Technologies Ltd.	200	(6,312)
Renewable Energy Group, Inc.	9,400	(620,776)

		(2,340,161)

Retail & Wholesale—Staples — (0.1)%
Albertsons Cos., Inc., Class A	700	(13,349)
Archer-Daniels-Midland Co.	3,600	(205,200)
Big Lots, Inc.	4,300	(293,690)
Dollar General Corp.	800	(162,096)
Dollar Tree, Inc.	2,900	(331,934)
HF Foods Group, Inc.	1,900	(13,718)
Kroger Co. (The)	39,800	(1,432,402)
Laird Superfood, Inc.	300	(11,241)
Natural Grocers by Vitamin Cottage, Inc.	400	(7,020)
PriceSmart, Inc.	1,300	(125,775)
Rite Aid Corp.	888	(18,169)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
United Natural Foods, Inc.	600	$(19,764)
Walmart, Inc. (b)	8,780	(1,192,587)

		(3,826,945)

Retail—Consumer Staples — (0.0)%
BJ’s Wholesale Club Holdings, Inc.	300	(13,458)
Costco Wholesale Corp.	1,200	(422,976)
Five Below, Inc.	1,602	(305,646)
Sprouts Farmers Market, Inc.	3,600	(95,832)

		(837,912)

Retail—Discretionary — (0.3)%
Academy Sports & Outdoors, Inc.	2,800	(75,572)
ADDvantage Technologies Group, Inc.	800	(2,080)
Advance Auto Parts, Inc.	2,300	(422,027)
Asbury Automotive Group, Inc.	100	(19,650)
Aspen Aerogels, Inc.	300	(6,102)
Big 5 Sporting Goods Corp.	6,017	(94,467)
Buckle, Inc.	1,100	(43,208)
Builders FirstSource, Inc.	3,300	(153,021)
Burlington Stores, Inc.	3,900	(1,165,320)
CarMax, Inc.	200	(26,532)
CarParts.com, Inc.	14,900	(212,772)
Carvana Co.	14,600	(3,831,040)
Cato Corp., Class A	1,800	(21,600)
Chico’s FAS, Inc.	4,400	(14,564)
Copart, Inc.	13,700	(1,487,957)
Driven Brands Holdings, Inc.	100	(2,542)
Express, Inc.	6,500	(26,130)
Freshpet, Inc.	900	(142,929)
Genesco, Inc.	100	(4,750)
GrowGeneration Corp.	3,000	(149,070)
La-Z-Boy, Inc.	500	(21,240)
Leslie’s, Inc.	1,400	(34,286)
Lithia Motors, Inc., Class A	2,500	(975,225)
LKQ Corp.	7,100	(300,543)
Lululemon Athletica, Inc.	13,200	(4,048,572)
MarineMax, Inc.	1,500	(74,040)
Monro, Inc.	3,200	(210,560)
Net Element, Inc.	1,500	(16,380)
NovaBay Pharmaceuticals, Inc.	12,300	(11,193)
ODP Corp. (The)	2,800	(121,212)
Overstock.com, Inc.	11,500	(761,990)
Petco Health & Wellness Co., Inc.	100	(2,216)
PetIQ, Inc.	1,200	(42,312)
Sally Beauty Holdings, Inc.	1,200	(24,156)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Vroom, Inc.	24,800	$(966,952)
Vuzix Corp.	300	(7,632)

		(15,519,842)

Semiconductors — (0.2)%
Marvell Technology Group Ltd.	124,070	(6,076,949)
MKS Instruments, Inc.	800	(148,336)
NVIDIA Corp.	4,200	(2,242,506)

		(8,467,791)

Software — (0.1)%
ANSYS, Inc.	600	(203,736)
Appian Corp.	4,900	(651,455)
BlackBerry Ltd.	37,500	(316,125)
Cloudflare, Inc., Class A	16,200	(1,138,212)
Coupa Software, Inc.	10,400	(2,646,592)
MTBC, Inc.	600	(4,986)
Nuance Communications, Inc.	7,100	(309,844)
Ping Identity Holding Corp.	1,600	(35,088)
salesforce.com, Inc.	504	(106,782)
Smartsheet, Inc., Class A	7,400	(473,008)
Twilio, Inc., Class A	39	(13,290)
VirnetX Holding Corp.	8,900	(49,573)
Workday, Inc., Class A	300	(74,529)
Yext, Inc.	200	(2,896)

		(6,026,116)

Software & Technology Services — (0.4)%
Affirm Holdings, Inc.	1,300	(91,936)
Akerna Corp.	6,600	(32,604)
Asana, Inc., Class A	300	(8,574)
Bentley Systems, Inc., Class B	1,400	(65,702)
BM Technologies, Inc.	384	(4,474)
Boxlight Corp., Class A	15,400	(38,962)
BSQUARE Corp.	1,200	(4,104)
C3.ai, Inc., Class A	400	(26,364)
CDK Global, Inc.	1,900	(102,714)
CDW Corp.	200	(33,150)
Cloudera, Inc.	1,400	(17,038)
Computer Programs & Systems, Inc.	300	(9,180)
Datto Holding Corp.	3,564	(81,651)
Duck Creek Technologies, Inc.	1,000	(45,140)
Dun & Bradstreet Holdings, Inc.	2,500	(59,525)
Fair Isaac Corp.	300	(145,815)
Fiserv, Inc.	14,300	(1,702,272)
Genius Brands International, Inc.	92,400	(179,256)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Ideanomics, Inc.	115,100	$(336,092)
Inovalon Holdings, Inc., Class A	100	(2,878)
Intrusion, Inc.	500	(11,685)
Jamf Holding Corp.	600	(21,192)
John Wiley & Sons, Inc., Class A	1,100	(59,620)
Kubient, Inc.	900	(6,570)
Leidos Holdings, Inc.	4,400	(423,632)
Lightspeed POS, Inc.	2,500	(157,025)
McAfee Corp., Class A	1,400	(31,836)
MSCI, Inc.	200	(83,856)
NantHealth, Inc.	7,400	(23,754)
nCino, Inc.	1,600	(106,752)
NortonLifeLock, Inc.	4,600	(97,796)
Outset Medical, Inc.	200	(10,878)
Palantir Technologies, Inc., Class A	157,100	(3,658,859)
Pluralsight, Inc., Class A	2,400	(53,616)
Rackspace Technology, Inc.	2,300	(54,694)
RealNetworks, Inc.	800	(3,400)
Riot Blockchain, Inc.	20,900	(1,113,343)
Root, Inc., Class A	6,800	(86,564)
Seachange International, Inc.	14,900	(23,095)
Shift4 Payments, Inc., Class A	500	(41,005)
ShiftPixy, Inc.	1,000	(2,300)
Shopify, Inc., Class A	1,200	(1,327,800)
SilverSun Technologies, Inc.	1,500	(11,460)
Snowflake, Inc., Class A	23,900	(5,479,792)
SolarWinds Corp.	2,200	(38,368)
Sphere 3D Corp.	2,400	(6,264)
Sumo Logic, Inc.	4,900	(92,414)
Tabula Rasa HealthCare, Inc.	5,300	(244,065)
Unity Software, Inc.	14,500	(1,454,495)
Verb Technology Co., Inc.	2,000	(2,800)
VerifyMe, Inc.	100	(412)
Vislink Technologies, Inc.	10,666	(31,251)

		(17,748,024)

Specialty Finance — (0.1)%
Fidelity National Information Services, Inc.	800	(112,488)
Global Payments, Inc.	18,200	(3,668,756)
MoneyGram International, Inc.	300	(1,971)
Santander Consumer USA Holdings, Inc.	2,500	(67,650)

		(3,850,865)

Tech Hardware & Semiconductors — (0.1)%
3D Systems Corp.	900	(24,696)
ADTRAN, Inc.	1,100	(18,348)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Apple, Inc. (b)	8,580	$(1,048,047)
Applied Materials, Inc.	100	(13,360)
Applied UV, Inc.	100	(999)
Arista Networks, Inc.	500	(150,945)
Arrow Electronics, Inc.	400	(44,328)
Atomera, Inc.	5,300	(129,850)
Bio-key International, Inc.	2,399	(8,373)
Broadcom, Inc.	200	(92,732)
Ciena Corp.	3,300	(180,576)
ComSovereign Holding Corp.	1,900	(5,073)
Corsair Gaming, Inc.	600	(19,974)
Cubic Corp.	400	(29,828)
Digital Ally, Inc.	12,500	(20,375)
ExOne Co.	2,100	(65,856)
F5 Networks, Inc.	2,600	(542,412)
Garmin Ltd.	3,900	(514,215)
II-VI, Inc.	4,400	(300,828)
Insignia Systems, Inc.	505	(2,873)
KLA Corp.	200	(66,080)
Kopin Corp.	17,500	(183,575)
MicroVision, Inc.	9,700	(179,935)
MICT, Inc.	4,200	(8,694)
NetScout Systems, Inc.	600	(16,896)
NXT-ID, Inc.	800	(1,128)
Seagate Technology plc	600	(46,050)

		(3,716,046)

Technology Services — (0.0)%
Insight Enterprises, Inc.	2,300	(219,466)
Nielsen Holdings plc	7,500	(188,625)

		(408,091)

Telecommunications — (0.1)%
BCE, Inc.	200	(9,028)
Cincinnati Bell, Inc.	7,749	(118,947)
Consolidated Communications Holdings, Inc.	6,876	(49,507)
Globalstar, Inc.	26,300	(35,505)
GTT Communications, Inc.	18,200	(33,306)
Lumen Technologies, Inc.	44,100	(588,735)
Shenandoah Telecommunications Co.	1,900	(92,739)
T-Mobile US, Inc.	17,132	(2,146,469)
United States Cellular Corp.	300	(10,944)

		(3,085,180)

Transportation & Logistics — (0.0)%
Golar LNG Ltd.	24,900	(254,727)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Matson, Inc.	1,800	$(120,060)
Saia, Inc.	600	(138,348)
Seanergy Maritime Holdings Corp.	35,943	(38,100)
Teekay Corp.	3,000	(9,600)
Teekay Tankers Ltd., Class A	8,737	(121,444)

		(682,279)

Transportation Equipment — (0.0)%
Meritor, Inc.	7,800	(229,476)
Workhorse Group, Inc.	23,600	(324,972)

		(554,448)

Utilities — (0.1)%
Algonquin Power & Utilities Corp.	600	(9,504)
Alliant Energy Corp.	300	(16,248)
Avangrid, Inc.	5,000	(249,050)
Avista Corp.	400	(19,100)
Brookfield Infrastructure Corp., Class A	700	(53,459)
Brookfield Renewable Corp., Class A	3,750	(175,500)
California Water Service Group	1,400	(78,876)
Clearway Energy, Inc., Class C	1,700	(47,838)
Edison International	300	(17,580)
Essential Utilities, Inc.	1,600	(71,600)
Fortis, Inc.	200	(8,674)
Genie Energy Ltd., Class B	1,100	(6,974)
NRG Energy, Inc.	11,800	(445,214)
Ormat Technologies, Inc.	1,500	(117,795)
PG&E Corp.	111,200	(1,302,152)
SJW Group	1,100	(69,289)
South Jersey Industries, Inc.	4,000	(90,320)
TransAlta Corp.	700	(6,622)
Vistra Energy Corp.	4,300	(76,024)

		(2,861,819)

Waste & Environmental Services & Equipment — (0.0)%
Aqua Metals, Inc.	8,800	(35,640)
Energy Recovery, Inc.	500	(9,170)
Lightbridge Corp.	1,690	(10,799)
LiqTech International, Inc.	400	(3,236)
Pentair PLC	200	(12,464)

		(71,309)

Total North America		(288,207,355)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Oceania — (0.0)%
Apparel & Textile Products — (0.0)%
Naked Brand Group Ltd.	57,100	$(40,827)

Banking — (0.0)%
Westpac Banking Corp., ADR	3,000	(55,680)

Health Care — (0.0)%
Benitec Biopharma, Inc.	100	(517)

Materials — (0.0)%
Piedmont Lithium Ltd., ADR	4,800	(333,552)

Tech Hardware & Semiconductors — (0.0)%
Integrated Media Technology Ltd.	2,200	(12,342)

Total Oceania		(442,918)

South America — (0.2)%
Aerospace & Defense — (0.0)%
Embraer SA, ADR	10,300	(103,103)

Asset Management — (0.0)%
XP, Inc., Class A	6,200	(233,554)

Banking — (0.0)%
Banco BBVA Argentina SA, ADR	8,400	(22,932)
Banco de Chile, ADR	2,200	(51,964)
Banco Santander Brasil SA, ADR	21,500	(151,575)
Banco Santander Chile, ADR	7,500	(186,225)
Bancolombia SA, ADR	300	(9,597)

		(422,293)

Consumer Products — (0.0)%
AMBEV SA, ADR	2,200	(6,028)

Consumer Services — (0.0)%
Afya Ltd., Class A	1,800	(33,462)

Consumer Staple Products — (0.0)%
Adecoagro SA	7,300	(57,378)
Natura & Co. Holding SA, ADR	3,000	(50,970)

		(108,348)

Engineering & Construction Services — (0.0)%
Corporacion America Airports SA	5,800	(28,478)

Gaming, Lodging & Restaurants — (0.0)%
Arcos Dorados Holdings, Inc., A Shares	6,500	(33,085)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Industrial Services — (0.0)%
Azul SA, ADR	1,300	$(26,247)

Materials — (0.0)%
Braskem SA, ADR	100	(1,422)
Sociedad Quimica y Minera de Chile SA, ADR	4,300	(228,201)

		(229,623)

Media — (0.0)%
Despegar.com Corp.	4,100	(55,883)
Liberty Latin America Ltd., Class C	16,000	(207,680)

		(263,563)

Metals & Mining — (0.0)%
Nexa Resources SA	500	(5,125)
Southern Copper Corp.	2,900	(196,823)

		(201,948)

Oil, Gas & Coal — (0.0)%
Ecopetrol SA, ADR	800	(10,256)
Petroleo Brasileiro SA, ADR	79,900	(677,552)
Transportadora de Gas del Sur SA, ADR	2,900	(14,007)
Ultrapar Participacoes SA, ADR	1,200	(4,584)

		(706,399)

Passenger Transportation — (0.0)%
Gol Linhas Aereas Inteligentes SA, ADR	28,500	(218,025)

Retail & Wholesale—Staples — (0.0)%
IRSA Inversiones y Representaciones SA, ADR	100	(389)

Retail—Discretionary — (0.1)%
MercadoLibre, Inc.	2,000	(2,944,280)

Software & Technology Services — (0.0)%
Vasta Platform Ltd.	800	(7,880)

Specialty Finance — (0.1)%
Pagseguro Digital Ltd., Class A	12,900	(597,270)
StoneCo Ltd., Class A	5,200	(318,344)

		(915,614)

Technology Services — (0.0)%
Globant SA	2,600	(539,786)

Telecommunications — (0.0)%
Millicom International Cellular SA	300	(11,463)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Security Description	Shares	Value
Telefonica Brasil SA, ADR	3,400	$(26,758)
TIM SA, ADR	2,100	(23,835)

		(62,056)

Utilities — (0.0)%
Central Puerto SA, ADR	2,600	(5,876)
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	7,100	(52,043)
Cia Energetica de Minas Gerais, ADR	800	(1,816)
Cia Paranaense de Energia, ADR	31,300	(39,438)
Enel Americas SA, ADR	24,100	(204,368)
Pampa Energia SA, ADR	3,400	(50,456)

		(353,997)

Total South America		(7,438,158)

TOTAL COMMON STOCK (PROCEEDS $298,804,523)		(333,617,619)

EXCHANGE-TRADED FUNDS — (0.1)%
Energy Select Sector SPDR Fund (b)	35,710	(1,751,933)
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	15,325	(1,993,016)

TOTAL EXCHANGE-TRADED FUNDS (PROCEEDS $3,860,070)		(3,744,949)

RIGHTS — (0.0)%
Sociedad Quimica y Minera de Chile SA	802	(2,485)

TOTAL RIGHTS (PROCEEDS $0)		(2,485)

WARRANTS — (0.0)%
FTS International, Inc.	698	0
Galectin Therapeutics, Inc.	1,340	0

TOTAL WARRANTS (PROCEEDS $0)		0

TOTAL SECURITIES SOLD SHORT — (6.8)% (PROCEEDS $302,664,593)		$(337,365,053)

Footnote Legend:

(a)	Non-income producing.
(b)	Security is held by a consolidated wholly-owned subsidiary of Blackstone Alternative Multi-Strategy Fund.
(c)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

(d)	Security is valued using significant unobservable inputs.
(e)

Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the United States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(f)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(g)

Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and spread in their description above. Rate presented is as of March 31, 2021.

(h)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements.
(i)

Security is an Interest Only (IO) bond, which represents the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

(j)	All or a portion of the security represents an unsettled loan commitment at March 31, 2021 where the rate will be determined at time of settlement.
(k)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest.
(l)	Represents a step-up bond. Coupon rate increases in increments to maturity. Rate presented is as of March 31, 2021. Maturity date presented is the ultimate maturity.
(m)	Non-interest bearing bond.
(n)	When issued or delayed delivery security included.
(o)

Security is restricted per Rule 12-12.8 of Regulation S-X. First acquisition dates of EJF Debt Opportunities Offshore Fund, Ltd., Aeolus Property Catastrophe Keystone PF Fund LP, PIMCO ILS Fund SP II, Saba Capital Carry Neutral Tail Hedge Offshore Fund Ltd., Saba Capital Carry Neutral Tail Hedge Partners, L.P., Islet Offshore Fund Ltd. And Islet Onshore Fund LP are 9/4/2018, 1/2/2019 and 12/30/2019, 10/20/2020, 10/20/2020, 02/01/2021 and 02/01/2021.

(p)	Assets, other than investments in securities, less liabilities other than securities sold short.

Options Written Contracts Outstanding at March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)

Exchange-Traded Call Options Written
CRUDE OIL FUTURE DEC22	100.00 USD	11/16/22	12,299	(703,010,840)	$(4,489,105)	$(6,518,470)	$(2,029,365)
CRUDE OIL FUTURE JUN21	55.00 USD	05/17/21	50	(3,052,084)	(34,076)	(310,000)	(275,924)
NAT GAS EURO FUTURE FEB22	6.00 USD	01/26/22	150	(4,488,000)	(143,276)	(121,500)	21,776

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE APR22	2.50 USD	03/28/22	182	(4,519,060)	$(540,029)	$(496,496)	$43,533
NATURAL GAS FUTURE APR22	3.00 USD	03/28/22	178	(4,419,740)	(226,920)	(214,312)	12,608
NATURAL GAS FUTURE APR23	3.00 USD	03/28/23	21	(499,380)	(39,326)	(25,389)	13,937
NATURAL GAS FUTURE APR23	3.50 USD	03/28/23	63	(1,498,140)	(79,946)	(35,217)	44,729
NATURAL GAS FUTURE APR23	4.00 USD	03/28/23	76	(1,807,280)	(61,841)	(20,292)	41,549
NATURAL GAS FUTURE AUG21	3.50 USD	07/27/21	204	(5,616,120)	(117,845)	(35,496)	82,349
NATURAL GAS FUTURE AUG21	3.00 USD	07/27/21	424	(11,672,720)	(744,022)	(370,152)	373,870
NATURAL GAS FUTURE AUG21	3.25 USD	07/27/21	500	(13,765,000)	(741,618)	(190,000)	551,618
NATURAL GAS FUTURE AUG22	3.00 USD	07/26/22	178	(4,474,920)	(226,920)	(194,198)	32,722
NATURAL GAS FUTURE AUG23	3.00 USD	07/26/23	21	(513,450)	(39,326)	(22,995)	16,331
NATURAL GAS FUTURE AUG23	3.50 USD	07/26/23	63	(1,540,350)	(79,946)	(28,728)	51,218
NATURAL GAS FUTURE AUG23	4.00 USD	07/26/23	76	(1,858,200)	(61,840)	(15,048)	46,792
NATURAL GAS FUTURE DEC23	3.00 USD	11/27/23	21	(577,290)	(39,326)	(59,766)	(20,440)
NATURAL GAS FUTURE DEC23	3.50 USD	11/27/23	63	(1,731,870)	(79,946)	(100,926)	(20,980)
NATURAL GAS FUTURE DEC23	4.00 USD	11/27/23	76	(2,089,240)	(61,841)	(70,908)	(9,067)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE FEB23	3.00 USD	01/26/23	21	(591,990)	$(39,326)	$(87,486)	$(48,160)
NATURAL GAS FUTURE FEB23	3.50 USD	01/26/23	63	(1,775,970)	(79,946)	(195,048)	(115,102)
NATURAL GAS FUTURE FEB23	4.00 USD	01/26/23	76	(2,142,440)	(61,841)	(178,980)	(117,139)
NATURAL GAS FUTURE JAN23	3.50 USD	12/22/22	50	(357,875)	—	(2,762)	(2,762)
NATURAL GAS FUTURE JAN23	3.00 USD	12/27/22	21	(601,230)	(39,326)	(78,813)	(39,487)
NATURAL GAS FUTURE JAN23	3.50 USD	12/27/22	63	(1,803,690)	(79,946)	(169,218)	(89,272)
NATURAL GAS FUTURE JAN23	4.00 USD	12/27/22	76	(2,175,880)	(61,841)	(149,416)	(87,575)
NATURAL GAS FUTURE JUL21	3.50 USD	06/25/21	203	(5,545,960)	(117,267)	(17,255)	100,012
NATURAL GAS FUTURE JUL21	3.75 USD	06/25/21	347	(9,480,040)	(25,217)	(14,921)	10,296
NATURAL GAS FUTURE JUL21	3.00 USD	06/25/21	1,388	(37,920,160)	(1,297,619)	(813,368)	484,251
NATURAL GAS FUTURE JUL21	3.25 USD	06/25/21	500	(13,660,000)	(741,618)	(107,500)	634,118
NATURAL GAS FUTURE JUL22	3.00 USD	06/27/22	178	(4,464,240)	(226,920)	(186,010)	40,910
NATURAL GAS FUTURE JUL23	3.00 USD	06/27/23	21	(510,930)	(39,326)	(22,008)	17,318
NATURAL GAS FUTURE JUL23	3.50 USD	06/27/23	63	(1,532,790)	(79,946)	(27,216)	52,730
NATURAL GAS FUTURE JUL23	4.00 USD	06/27/23	76	(1,849,080)	(61,840)	(14,060)	47,780

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE JUN21	2.75 USD	05/25/21	86	(2,293,620)	$(80,210)	$(73,874)	$6,336
NATURAL GAS FUTURE JUN21	3.50 USD	05/25/21	460	(12,268,200)	(135,943)	(12,880)	123,063
NATURAL GAS FUTURE JUN21	4.00 USD	05/25/21	314	(8,374,380)	(45,143)	(3,454)	41,689
NATURAL GAS FUTURE JUN21	3.25 USD	05/25/21	899	(23,976,330)	(1,270,456)	(59,334)	1,211,122
NATURAL GAS FUTURE JUN22	3.00 USD	05/25/22	178	(4,401,940)	(226,920)	(161,446)	65,474
NATURAL GAS FUTURE JUN23	3.00 USD	05/25/23	21	(501,900)	(39,326)	(20,223)	19,103
NATURAL GAS FUTURE JUN23	3.50 USD	05/25/23	63	(1,505,700)	(79,946)	(25,074)	54,872
NATURAL GAS FUTURE JUN23	4.00 USD	05/25/23	76	(1,816,400)	(61,841)	(12,996)	48,845
NATURAL GAS FUTURE MAR23	3.00 USD	02/23/23	21	(559,440)	(39,326)	(79,485)	(40,159)
NATURAL GAS FUTURE MAR23	3.50 USD	02/23/23	63	(1,678,320)	(79,946)	(180,495)	(100,549)
NATURAL GAS FUTURE MAR23	4.00 USD	02/23/23	76	(2,024,640)	(61,841)	(166,668)	(104,827)
NATURAL GAS FUTURE MAY21	2.90 USD	04/27/21	430	(11,524,000)	(44,148)	(36,550)	7,598
NATURAL GAS FUTURE MAY21	3.25 USD	04/27/21	1,172	(31,409,600)	(778,217)	(14,064)	764,153
NATURAL GAS FUTURE MAY21	3.00 USD	04/27/21	683	(18,304,400)	(599,591)	(25,954)	573,637
NATURAL GAS FUTURE MAY22	3.00 USD	04/26/22	178	(4,346,760)	(226,920)	(145,248)	81,672

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE MAY23	3.00 USD	04/25/23	21	(493,710)	$(39,326)	$(20,139)	$19,187
NATURAL GAS FUTURE MAY23	3.50 USD	04/25/23	63	(1,481,130)	(79,946)	(25,767)	54,179
NATURAL GAS FUTURE MAY23	4.00 USD	04/25/23	76	(1,786,760)	(61,840)	(13,756)	48,084
NATURAL GAS FUTURE NOV23	3.00 USD	10/26/23	21	(534,240)	(39,326)	(36,099)	3,227
NATURAL GAS FUTURE NOV23	3.50 USD	10/26/23	63	(1,602,720)	(79,946)	(55,125)	24,821
NATURAL GAS FUTURE NOV23	4.00 USD	10/26/23	76	(1,933,440)	(61,840)	(37,088)	24,752
NATURAL GAS FUTURE OCT21	5.00 USD	09/27/21	1,500	(41,325,000)	(139,005)	(67,500)	71,505
NATURAL GAS FUTURE OCT21	4.00 USD	09/27/21	278	(7,658,900)	(88,197)	(43,090)	45,107
NATURAL GAS FUTURE OCT21	3.50 USD	09/27/21	453	(12,480,150)	(581,397)	(185,730)	395,667
NATURAL GAS FUTURE OCT21	3.25 USD	09/27/21	918	(25,290,900)	(1,117,636)	(680,238)	437,398
NATURAL GAS FUTURE OCT22	3.00 USD	09/27/22	178	(4,490,940)	(226,920)	(215,024)	11,896
NATURAL GAS FUTURE OCT23	3.00 USD	09/26/23	21	(516,390)	(39,326)	(26,166)	13,160
NATURAL GAS FUTURE OCT23	4.00 USD	09/26/23	76	(1,868,840)	(61,840)	(18,924)	42,916
NATURAL GAS FUTURE OCT23	3.50 USD	09/26/23	63	(1,549,170)	(79,946)	(34,398)	45,548
NATURAL GAS FUTURE SEP21	3.50 USD	08/26/21	203	(5,562,200)	(117,267)	(52,171)	65,096

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE SEP21	3.25 USD	08/26/21	500	(13,700,000)	$(741,618)	$(255,000)	$486,618
NATURAL GAS FUTURE SEP22	3.00 USD	08/26/22	178	(4,446,440)	(226,920)	(190,460)	36,460
NATURAL GAS FUTURE SEP23	3.00 USD	08/28/23	21	(509,670)	(39,326)	(22,785)	16,541
NATURAL GAS FUTURE SEP23	3.50 USD	08/28/23	63	(1,529,010)	(79,946)	(28,854)	51,092
NATURAL GAS FUTURE SEP23	4.00 USD	08/28/23	76	(1,844,520)	(61,840)	(15,352)	46,488
NYME Natural Gas CAL 3M Spread OCT21	(0.20) USD	09/27/21	668	(18,403,400)	(333,601)	(233,800)	99,801
PHE FUTURE APR22	2.50 USD	03/28/22	857	(5,356,250)	(686,153)	(584,474)	101,679

					$(19,512,064)	$(14,753,639)	$4,758,425

Exchange-Traded Put Options Written
CRUDE OIL FUTURE DEC21	40.00 USD	11/16/21	90	(5,419,800)	$(441,847)	$(113,400)	$328,447
CRUDE OIL FUTURE JUN21	40.00 USD	05/17/21	120	(7,325,002)	(116,582)	(27,600)	88,982
CRUDE OIL FUTURE MAY21	56.00 USD	04/15/21	514	(31,061,668)	(807,061)	(642,500)	164,561
CRUDE OIL FUTURE MAY21	59.50 USD	04/15/21	120	(7,251,751)	(387,782)	(301,200)	86,582
NAT GAS EURO FUTURE MAR22	2.25 USD	02/23/22	128	(3,338,240)	(159,382)	(166,656)	(7,274)
NAT GAS EURO FUTURE MAR22	2.50 USD	02/23/22	214	(5,581,120)	(557,506)	(512,102)	45,404

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE APR23	1.50 USD	03/28/23	21	(499,380)	$(4,256)	$(5,880)	$(1,624)
NATURAL GAS FUTURE APR23	2.00 USD	03/28/23	76	(1,807,280)	(82,136)	(106,628)	(24,492)
NATURAL GAS FUTURE AUG21	2.25 USD	07/27/21	255	(7,020,150)	(176,958)	(70,635)	106,323
NATURAL GAS FUTURE AUG23	1.50 USD	07/26/23	21	(513,450)	(4,256)	(3,297)	959
NATURAL GAS FUTURE AUG23	2.00 USD	07/26/23	76	(1,858,200)	(82,136)	(75,924)	6,212
NATURAL GAS FUTURE DEC23	1.50 USD	11/27/23	21	(577,290)	(4,256)	(2,814)	1,442
NATURAL GAS FUTURE DEC23	2.00 USD	11/27/23	76	(2,089,240)	(82,136)	(60,116)	22,020
NATURAL GAS FUTURE FEB23	1.50 USD	01/26/23	21	(591,990)	(4,256)	(6,174)	(1,918)
NATURAL GAS FUTURE FEB23	2.00 USD	01/26/23	76	(2,142,440)	(82,136)	(89,452)	(7,316)
NATURAL GAS FUTURE MAR22	2.00 USD	02/23/22	214	(6,524,860)	(177,656)	(132,252)	45,404
NATURAL GAS FUTURE JAN23	1.50 USD	12/27/22	21	(601,230)	(4,256)	(3,192)	1,064
NATURAL GAS FUTURE JAN23	2.00 USD	12/27/22	76	(2,175,880)	(82,136)	(59,736)	22,400
NATURAL GAS FUTURE JUL21	2.25 USD	06/25/21	169	(4,617,080)	(111,154)	(31,434)	79,720
NATURAL GAS FUTURE JUL21	2.50 USD	06/25/21	477	(11,963,160)	(296,446)	(301,464)	(5,018)
NATURAL GAS FUTURE JUL23	1.50 USD	06/27/23	21	(510,930)	(4,256)	(3,318)	938

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE JUL23	2.00 USD	06/27/23	76	(1,849,080)	$(82,136)	$(76,760)	$5,376
NATURAL GAS FUTURE JUN21	2.75 USD	05/25/21	214	(5,707,380)	(318,486)	(361,446)	(42,960)
NATURAL GAS FUTURE JUN23	1.50 USD	05/25/23	21	(501,900)	(4,256)	(3,864)	392
NATURAL GAS FUTURE JUN23	2.00 USD	05/25/23	76	(1,816,400)	(82,136)	(85,424)	(3,288)
NATURAL GAS FUTURE MAR23	1.50 USD	02/23/23	21	(559,440)	(4,256)	(9,597)	(5,341)
NATURAL GAS FUTURE MAR23	2.00 USD	02/23/23	76	(2,024,640)	(82,135)	(121,980)	(39,845)
NATURAL GAS FUTURE MAY21	2.00 USD	04/27/21	1,158	(31,034,400)	(33,657)	(18,528)	15,129
NATURAL GAS FUTURE MAY21	2.25 USD	04/27/21	557	(14,927,600)	(86,400)	(31,192)	55,208
NATURAL GAS FUTURE MAY21	2.50 USD	04/27/21	1,245	(33,366,000)	(1,149,277)	(530,370)	618,907
NATURAL GAS FUTURE MAY21	2.75 USD	04/27/21	278	(7,450,400)	(321,137)	(482,052)	(160,915)
NATURAL GAS FUTURE MAY23	1.50 USD	04/25/23	21	(493,710)	(4,256)	(4,914)	(658)
NATURAL GAS FUTURE MAY23	2.00 USD	04/25/23	76	(1,786,760)	(82,135)	(98,952)	(16,817)
NATURAL GAS FUTURE NOV23	1.50 USD	10/26/23	21	(534,240)	(4,256)	(3,024)	1,232
NATURAL GAS FUTURE NOV23	2.00 USD	10/26/23	76	(1,933,440)	(82,135)	(70,072)	12,063
NATURAL GAS FUTURE OCT21	2.75 USD	09/27/21	687	(18,926,850)	(1,620,937)	(1,576,665)	44,272

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NATURAL GAS FUTURE OCT21	2.00 USD	09/27/21	536	(13,523,280)	$(120,799)	$(118,992)	$1,807
NATURAL GAS FUTURE OCT21	2.50 USD	09/27/21	535	(13,498,050)	(618,016)	(655,375)	(37,359)
NATURAL GAS FUTURE OCT21	2.25 USD	09/27/21	128	(3,229,440)	(182,422)	(71,808)	110,614
NATURAL GAS FUTURE OCT23	1.50 USD	09/26/23	21	(516,390)	(4,256)	(3,822)	434
NATURAL GAS FUTURE OCT23	2.00 USD	09/26/23	76	(1,868,840)	(82,135)	(80,788)	1,347
NATURAL GAS FUTURE SEP21	2.25 USD	08/26/21	169	(4,630,600)	(111,154)	(71,318)	39,836
NATURAL GAS FUTURE SEP23	1.50 USD	08/28/23	21	(509,670)	(4,256)	(3,717)	539
NATURAL GAS FUTURE SEP23	2.00 USD	08/28/23	76	(1,844,520)	(82,135)	(81,320)	815
S+P 500 INDEX	3,640.00 USD	04/30/21	136	(50,596,250)	(1,597,587)	(179,112)	1,418,475
S+P 500 INDEX	3,500.00 USD	05/21/21	132	(49,108,125)	(990,919)	(219,648)	771,271
S+P 500 INDEX	3,700.00 USD	05/28/21	135	(50,224,218)	(2,065,090)	(532,710)	1,532,380
US 10YR FUTURE MAY21	130.50 USD	04/23/21	534	(69,420,000)	(191,906)	(258,656)	(66,750)
US 10YR FUTURE MAY21	131.50 USD	04/23/21	548	(71,240,000)	(42,813)	(522,313)	(479,500)

					$(13,719,673)	$(8,990,193)	$4,729,480

Total Options Written Outstanding					$(33,231,737)	$(23,743,832)	$9,487,905

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

At March 31, 2021, the Fund had the following unfunded loan commitment(s) for the loan agreement(s) noted, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Latam Airlines Group S.A., PIK DIP Delayed Draw Term Loan A, 0.50%, 03/29/22	$1,222,626	$1,248,691	$26,065
Latam Airlines Group S.A., PIK DIP Delayed Draw Term Loan C, 0.50%, 04/08/22	911,551	957,129	45,578
National Mentor Holdings, Inc., 2021 Delayed Draw Term Loan, 0.50%, 02/18/28	97,897	97,236	(661)
OneDigital Borrower LLC, 2020 Delayed Draw Term Loan, 5.25%, 11/16/27	4,836	4,773	(63)
AOT Packaging Products Acquisition, 2021 Delayed Draw Term Loan, 0.50%, 03/03/28	46,943	46,454	(489)

Total Unfunded Loan Commitment	$2,283,853	$2,354,283	$70,430

Reverse Repurchase Agreements Outstanding at March 31, 2021

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Bank plc	0.25%	02/09/21	07/07/22	$622,680	$622,896
Barclays Bank plc	0.25%	03/10/21	08/05/22	2,389,138	2,389,486
Barclays Bank plc	0.40%	02/05/21	07/05/22	8,033,069	8,037,710
Barclays Bank plc	0.45%	02/10/21	07/08/22	8,195,176	8,200,196
Barclays Bank plc	0.50%	03/25/21	08/22/22	2,179,682	2,179,864
BNP Paribas Securities Corp.	1.68%	01/11/21	04/12/21	6,523,000	6,547,391
Goldman Sachs Bank USA	1.64%	03/17/21	04/14/21	2,411,000	2,412,644
Goldman Sachs Bank USA	1.69%	03/17/21	04/14/21	918,000	918,645
Goldman Sachs Bank USA	1.69%	03/17/21	04/14/21	1,581,000	1,582,111
Goldman Sachs Bank USA	1.69%	03/17/21	04/14/21	791,000	791,556
Goldman Sachs Bank USA	1.69%	03/17/21	04/14/21	1,471,000	1,472,034
Goldman Sachs Bank USA	1.76%	03/17/21	04/14/21	6,396,000	6,400,691
Goldman Sachs Bank USA	1.76%	03/17/21	04/14/21	5,289,000	5,292,879
Goldman Sachs Bank USA	1.79%	03/17/21	04/14/21	939,000	939,699
Goldman Sachs Bank USA	1.96%	03/16/21	04/16/21	265,000	265,230
Goldman Sachs Bank USA	1.96%	03/18/21	04/16/21	276,000	276,210
Goldman Sachs Bank USA	1.96%	03/18/21	04/16/21	519,000	519,396
Goldman Sachs Bank USA	1.96%	03/18/21	04/16/21	225,000	225,172
Goldman Sachs Bank USA	2.11%	03/16/21	04/16/21	420,000	420,393
Goldman Sachs Bank USA	2.11%	03/16/21	04/16/21	1,047,000	1,047,980
Goldman Sachs Bank USA	2.26%	03/16/21	04/16/21	604,000	604,606
Goldman Sachs Bank USA	2.26%	03/16/21	04/16/21	164,000	164,164
Goldman Sachs Bank USA	2.26%	03/16/21	04/16/21	165,000	165,165
Goldman Sachs Bank USA	2.26%	03/17/21	04/14/21	1,720,000	1,721,618

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Goldman Sachs Bank USA	2.26%	03/17/21	04/14/21	$890,000	$890,837
Goldman Sachs Bank USA	2.26%	03/17/21	04/14/21	2,721,000	2,723,559
Goldman Sachs Bank USA	2.26%	03/17/21	04/14/21	1,573,000	1,574,480
Goldman Sachs Bank USA	2.36%	03/17/21	04/14/21	1,631,000	1,632,602
Goldman Sachs Bank USA	2.41%	03/16/21	04/16/21	736,000	736,787
Goldman Sachs Bank USA	2.41%	03/16/21	04/16/21	477,000	477,510
Goldman Sachs Bank USA	2.41%	03/16/21	04/16/21	771,000	771,825
Goldman Sachs Bank USA	2.46%	03/17/21	04/14/21	4,497,000	4,501,605
Goldman Sachs Bank USA	2.51%	03/16/21	04/16/21	2,576,000	2,578,869
Goldman Sachs Bank USA	2.56%	03/16/21	04/16/21	151,000	151,172
Goldman Sachs Bank USA	2.56%	03/16/21	04/16/21	1,011,000	1,012,149
Goldman Sachs Bank USA	2.76%	03/16/21	04/16/21	405,000	405,496
Goldman Sachs Bank USA	2.96%	03/17/21	04/14/21	1,653,000	1,655,037
JPMorgan Chase Bank, N.A.	0.35%	02/10/21	07/08/22	2,693,002	2,694,285
JPMorgan Chase Bank, N.A.	0.40%	02/10/21	07/08/22	4,572,867	4,575,357
JPMorgan Chase Bank, N.A.	0.40%	02/10/21	07/08/22	3,866,328	3,868,433
JPMorgan Chase Bank, N.A.	0.40%	03/01/21	07/27/22	5,278,404	5,280,163
JPMorgan Chase Bank, N.A.	0.40%	03/10/21	08/05/22	4,044,553	4,045,497
JPMorgan Chase Bank, N.A.	0.40%	03/10/21	08/05/22	1,182,649	1,182,925
JPMorgan Chase Bank, N.A.	0.40%	03/10/21	08/05/22	7,250,099	7,251,791
JPMorgan Chase Bank, N.A.	0.40%	02/10/21	07/08/22	817,736	818,181
JPMorgan Chase Bank, N.A.	0.40%	03/10/21	08/05/22	8,418,572	8,420,536
JPMorgan Chase Bank, N.A.	0.40%	03/10/21	08/05/22	4,205,028	4,206,009
JPMorgan Chase Bank, N.A.	0.45%	01/06/21	06/06/22	4,488,330	4,492,987
RBC (Barbados) Trading Bank Corporation	1.98%	03/11/21	05/11/21	1,176,000	1,177,356
RBC (Barbados) Trading Bank Corporation	2.13%	03/11/21	05/11/21	362,000	362,449
RBC (Barbados) Trading Bank Corporation	2.18%	03/11/21	05/11/21	524,000	524,666
RBC (Barbados) Trading Bank Corporation	2.18%	03/11/21	05/11/21	280,000	280,356
RBC (Barbados) Trading Bank Corporation	2.18%	03/11/21	05/11/21	1,523,000	1,524,934
RBC (Barbados) Trading Bank Corporation	2.18%	03/11/21	05/11/21	2,154,000	2,156,736
RBC (Barbados) Trading Bank Corporation	2.28%	03/11/21	05/11/21	2,524,000	2,527,353
RBC (Barbados) Trading Bank Corporation	2.33%	03/11/21	05/11/21	565,000	565,767
RBC (Barbados) Trading Bank Corporation	2.38%	03/11/21	05/11/21	329,000	329,456
RBC (Barbados) Trading Bank Corporation	2.38%	03/11/21	05/11/21	1,046,000	1,047,451

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC (Barbados) Trading Bank Corporation	2.58%	03/11/21	05/11/21	$463,000	$463,696
Royal Bank of Canada	0.12%	03/17/21	04/21/21	7,587,000	7,587,354

Total Reverse Repurchase Agreements Outstanding				$137,586,313	$137,693,402

Futures Contracts Outstanding at March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Long Futures
3 Month Eurodollar	63	ICE	15,835,961 EUR	09/13/21	$(1,068)
3 Month Eurodollar	977	ICE	245,553,390 EUR	03/14/22	3,926
3 Month Eurodollar	116	ICE	29,158,227 EUR	06/13/22	(5,308)
3 Month Eurodollar	84	ICE	21,113,020 EUR	09/19/22	(3,248)
90 Day Eurodollar	730	CME	182,166,741 USD	09/13/21	(13,491)
90 Day Eurodollar	1,705	CME	425,242,763 USD	12/13/21	(122,325)
90 Day Eurodollar	4	CME	997,960 USD	03/14/22	(310)
90 Day Eurodollar	1,178	CME	293,737,435 USD	06/13/22	(91,485)
90 Day Eurodollar	2,510	CME	625,716,326 USD	09/19/22	(538,076)
90 Day Eurodollar	4	CME	993,110 USD	06/19/23	(910)
90 Day Eurodollar	16	CME	3,970,267 USD	09/18/23	(11,467)
90 Day Eurodollar	7	CME	1,731,931 USD	12/18/23	(3,018)
90 Day Eurodollar	6	CME	1,483,153 USD	03/18/24	(3,853)
90 Day Eurodollar	1	CME	245,940 USD	12/16/24	(615)
90 Day Sterling	650	ICE	81,185,081 GBP	09/15/21	(16,913)
90 Day Sterling	1,825	ICE	227,712,995 GBP	03/16/22	(76,720)
90 Day Sterling	933	ICE	116,280,990 GBP	09/21/22	(16,124)
Aluminum	9	LME	474,274 USD	06/16/21	22,695
Amsterdam Index	5	Euronext	681,309 EUR	04/16/21	20,911
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	04/30/21	147,224
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	05/31/21	160,391
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	06/30/21	161,294
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	07/30/21	154,574
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	08/31/21	146,132
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	09/30/21	129,752

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	10/29/21	$63,308
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	11/30/21	41,867
Argus Eurobob Oxy FOB Rotterdam Barges	21	ICE	69,076 USD	12/31/21	31,178
Australian 10-Year Bond	97	SFE	13,448,263 AUD	06/15/21	(38,866)
Australian dollar Currency	27	CME	2,090,895 USD	06/14/21	(38,490)
Brent 1st Line	40	ICE	38,114 USD	07/30/21	41,086
Brent 1st Line	40	ICE	38,114 USD	08/31/21	39,086
Brent 1st Line	40	ICE	38,114 USD	09/30/21	37,886
Brent 1st Line	40	ICE	38,114 USD	10/29/21	35,886
Brent 1st Line	40	ICE	38,114 USD	11/30/21	37,886
Brent 1st Line	40	ICE	38,114 USD	12/31/21	35,086
Brent Crude	105	ICE	6,644,009 USD	04/30/21	(56,309)
Brent Crude	15	ICE	951,143 USD	06/30/21	(22,343)
Brent Crude	32	ICE	2,005,587 USD	07/30/21	(37,907)
Brent Crude	50	ICE	200,001 USD	10/26/21	429,499
Brent Crude	550	ICE	1,170,136 USD	10/26/21	2,234,364
British Pound Currency	27	CME	2,344,393 USD	06/14/21	(18,849)
CAC40 Index	3	Euronext	181,105 EUR	04/16/21	1,027
California Carbon Allowance Vintage Specific 2021	1,300	ICE	24,151,750 USD	12/27/21	(88,750)
California Carbon Allowance Vintage Specific 2022	261	ICE	4,764,758 USD	06/25/21	8,932
California Carbon Allowance Vintage Specific 2022	227	ICE	4,213,188 USD	12/27/21	(13,688)
California Carbon Allowance Vintage Specific 2023	575	ICE	10,702,673 USD	12/27/21	(76,673)
California Carbon Allowance Vintage Specific 2024	544	ICE	9,982,563 USD	06/25/21	65,117
Canadian 10-Year Bond	37	CDE	5,262,991 CAD	06/21/21	(102,252)
Canadian Dollar Currency	19	CME	1,520,490 USD	06/15/21	(8,660)
Cocoa	188	ICE	4,841,703 USD	07/15/21	(357,903)
Coffee ‘C’	49	ICE	2,493,393 USD	07/20/21	(189,168)
Copper	4	COMEX	431,760 USD	05/26/21	(32,210)
Copper	214	COMEX	22,460,317 USD	07/28/21	(1,057,642)
Corn	589	CBOT	15,900,365 USD	07/14/21	223,510
Cotton No.2	2	ICE	78,607 USD	05/06/21	2,273
Crude Palm Oil	12	MYX	1,169,983 MYR	06/15/21	(20,833)
DAX Index	8	Eurex	2,909,247 EUR	06/18/21	113,227
DJIA mini E-CBOT	3	CBOT	487,325 USD	06/18/21	6,145
Dominion SP	120	ICE	219,083 USD	03/31/21	49,882
E-mini Russell 2000	27	CME	3,141,262 USD	06/18/21	(140,887)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Euro BOBL	229	Eurex	30,974,412 EUR	06/08/21	$(48,188)
Euro BTP	16	Eurex	2,378,200 EUR	06/08/21	12,618
Euro OAT	3	Eurex	488,442 EUR	06/08/21	(3,039)
Euro Stoxx 50	298	Eurex	11,348,770 EUR	06/18/21	201,599
Euro-Bund	135	Eurex	23,175,366 EUR	06/08/21	(61,644)
Euro-Schatz	741	Eurex	83,081,508 EUR	06/08/21	(18,069)
FTSE 100 Index	11	ICE	735,408 GBP	06/18/21	(914)
FTSE Taiwan Index	16	SGX	923,602 USD	04/28/21	3,438
FTSE/MIB Index	5	IDEM	600,636 EUR	06/18/21	10,805
Gasoline RBOB	8	NYMEX	707,178 USD	04/30/21	(48,719)
Gasoline RBOB	93	NYMEX	6,858,047 USD	05/28/21	772,714
Globex Natural Gas	107	NYMEX	3,012,584 USD	05/25/21	(158,894)
Globex Natural Gas	1	NYMEX	32,002 USD	12/28/21	(1,512)
Globex Natural Gas	32	NYMEX	794,855 USD	04/26/22	(13,415)
Globex Natural Gas	32	NYMEX	794,855 USD	05/25/22	(3,495)
Globex Natural Gas	32	NYMEX	794,855 USD	06/27/22	7,705
Globex Natural Gas	32	NYMEX	794,855 USD	07/26/22	9,625
Globex Natural Gas	32	NYMEX	794,855 USD	08/26/22	4,505
Globex Natural Gas	32	NYMEX	794,855 USD	09/27/22	12,505
Gold 100 OZ	7	COMEX	1,214,097 USD	06/28/21	(13,177)
Henry Hub	900	ICE	4,613 USD	03/31/21	(682,763)
Henry Hub	900	ICE	8,550 USD	03/31/21	4,950
Henry Hub	682	ICE	4,455,515 USD	04/28/21	(8,875)
Henry Hub	1,153	NYMEX	7,754,778 USD	06/25/21	120,212
Henry Hub	434	ICE	3,071,879 USD	06/28/21	(107,659)
Henry Hub	124	ICE	886,692 USD	09/28/21	(32,642)
Henry Hub	150	ICE	1,133,984 USD	10/27/21	(72,734)
Henry Hub	124	ICE	934,237 USD	11/26/21	(16,327)
Henry Hub	124	ICE	940,360 USD	12/29/21	4,830
Henry Hub	112	ICE	849,357 USD	01/27/22	(11,597)
Henry Hub	155	ICE	1,151,484 USD	02/24/22	(59,509)
Henry Hub	121	NYMEX	748,254 USD	03/28/22	2,854
Henry Hub	60	ICE	404,653 USD	10/27/22	(16,003)
Henry Hub	62	ICE	418,142 USD	11/28/22	9,503
Henry Hub	467	ICE	3,240,884 USD	12/28/22	101,668
Henry Hub	112	ICE	727,201 USD	01/27/23	62,119
Henry Hub	124	ICE	805,116 USD	02/24/23	20,724
Henry Hub	30	ICE	187,358 USD	03/29/23	(9,008)
Henry Hub	31	ICE	193,603 USD	04/26/23	(11,401)
Henry Hub	30	ICE	187,358 USD	05/26/23	(8,108)
Henry Hub	31	ICE	193,603 USD	06/28/23	(5,046)
Henry Hub	31	ICE	193,603 USD	07/27/23	(4,116)
Henry Hub	30	ICE	187,358 USD	08/29/23	(5,333)
Henry Hub	31	ICE	193,603 USD	09/27/23	(3,031)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Henry Hub	60	ICE	374,491 USD	10/27/23	$7,109
Henry Hub	62	ICE	386,974 USD	11/28/23	39,121
Henry Hub	124	ICE	785,864 USD	12/29/25	119,956
Henry Hub	112	ICE	709,813 USD	01/28/26	96,307
Henry Hub	124	ICE	785,864 USD	02/25/26	61,676
Henry Hub	120	ICE	760,514 USD	03/27/26	(27,314)
Henry Hub	124	ICE	785,864 USD	04/28/26	(34,424)
Henry Hub	120	ICE	760,514 USD	05/27/26	(21,914)
Henry Hub	124	ICE	785,864 USD	06/26/26	(10,244)
Henry Hub	124	ICE	785,864 USD	07/29/26	(6,834)
Henry Hub	120	ICE	760,514 USD	08/27/26	(7,514)
Henry Hub	124	ICE	785,864 USD	09/28/26	1,846
Henry Hub	120	ICE	760,514 USD	10/28/26	32,086
Henry Hub	124	ICE	785,864 USD	11/25/26	98,876
Henry Penultimate Fixed Price	471	ICE	2,920,421 USD	03/28/22	3,311
HSC Index	31	ICE	4,503 USD	12/31/21	7,703
HSC Index	28	ICE	4,067 USD	01/31/22	7,308
HSC Index	31	ICE	4,503 USD	02/18/22	(3,340)
HSC Index	30	ICE	4,358 USD	03/31/22	1,080
HSC Index	31	ICE	4,503 USD	04/29/22	1,310
HSC Index	30	ICE	4,358 USD	05/31/22	(420)
HSC Index	31	ICE	4,503 USD	06/30/22	(3,922)
HSC Index	31	ICE	4,503 USD	07/29/22	(3,922)
HSC Index	30	ICE	4,358 USD	08/31/22	(983)
HSC Index	31	ICE	4,503 USD	09/30/22	1,310
HSC Index	30	ICE	4,358 USD	10/31/22	(4,170)
HSC Index	31	ICE	4,503 USD	11/30/22	(2,178)
KOSPI 200 Index	7	KRX FM	711,228,000 KRW	06/10/21	12,732
Lean Hogs	552	CME	22,579,389 USD	07/15/21	532,851
Live Cattle	202	CME	9,764,923 USD	06/30/21	165,397
Long Gilt	18	ICE	2,319,313 GBP	06/28/21	(31,284)
Low Sulphar Gasoil	191	ICE	9,740,052 USD	05/12/21	(46,802)
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	04/30/21	4,000
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	05/31/21	19,427
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	06/30/21	32,739
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	07/30/21	45,740
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	08/31/21	58,321
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	09/30/21	70,826
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	10/29/21	79,577
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	11/30/21	84,403
Low Sulphar Gasoil 1st Line	21	ICE	107,604 USD	12/31/21	90,703
MSCI Singapore Index	24	SGX	854,482 SGD	04/29/21	3,418
NASDAQ 100 E-Mini	10	CME	2,605,132 USD	06/18/21	12,818
Natural Gas	214	NYMEX	5,821,168 USD	04/28/21	(240,048)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Natural Gas	137	NYMEX	3,541,179 USD	04/28/21	$31,781
Natural Gas	27	NYMEX	764,416 USD	06/28/21	(26,776)
Natural Gas	192	NYMEX	5,481,230 USD	06/28/21	(235,790)
Natural Gas	187	NYMEX	5,754,508 USD	12/29/21	(52,878)
Natural Gas	70	NYMEX	2,087,224 USD	02/24/22	(114,624)
Natural Gas	4	NYMEX	99,207 USD	04/27/22	(1,527)
Natural Gas	1	NYMEX	24,192 USD	06/28/22	888
Natural Gas	89	NYMEX	2,273,238 USD	07/27/22	(35,778)
Natural Gas	402	NYMEX	10,153,182 USD	09/28/22	(10,722)
Natural Gas	214	NYMEX	6,013,768 USD	12/28/22	113,052
Natural Gas	11	NYMEX	68,595 USD	12/28/22	10,138
Natural Gas	10	NYMEX	286,718 USD	12/28/22	(418)
Natural Gas	8	NYMEX	49,887 USD	01/27/23	6,493
Natural Gas	11	NYMEX	68,595 USD	02/24/23	4,665
Natural Gas	10	NYMEX	62,359 USD	03/29/23	(2,909)
Natural Gas	11	NYMEX	68,595 USD	04/26/23	(3,942)
Natural Gas	10	NYMEX	62,359 USD	05/26/23	(2,609)
Natural Gas	11	NYMEX	68,595 USD	06/28/23	(1,687)
Natural Gas	11	NYMEX	68,595 USD	07/27/23	(1,357)
Natural Gas	10	NYMEX	62,359 USD	08/29/23	(1,684)
Natural Gas	11	NYMEX	68,595 USD	09/28/23	(972)
Natural Gas	10	NYMEX	62,359 USD	10/27/23	1,241
Natural Gas	11	NYMEX	68,595 USD	11/28/23	7,003
New Zealand Dollar Currency	28	CME	2,012,572 USD	06/14/21	(57,332)
Nickel	6	LME	619,792 USD	06/14/21	(41,596)
NY Harbor ULSD	139	NYMEX	10,578,213 USD	04/30/21	(246,120)
NY Harbor ULSD	239	NYMEX	17,859,772 USD	05/28/21	(64,406)
NY Harbor ULSD	221	NYMEX	16,965,056 USD	11/30/21	(336,353)
OMXS30 Index	24	Nasdaq OMX	5,163,880 SEK	04/16/21	9,792
S&P/TSX 60 Index	6	CDE	1,337,751 CAD	06/17/21	(3,526)
Silver	3	COMEX	411,907 USD	05/26/21	(43,927)
Soyabean	209	CBOT	14,347,647 USD	07/14/21	572,340
Soyabean Meal	164	CBOT	6,925,237 USD	07/14/21	41,483
Soyabean Oil	226	CBOT	7,263,080 USD	07/14/21	(380,024)
SPI 200	5	SFE	841,905 AUD	06/17/21	2,920
Sugar 11	580	ICE	10,503,436 USD	06/30/21	(908,844)
Swiss Franc Currency	31	CME	4,184,986 USD	06/14/21	(79,423)
Swiss Market Index	15	Eurex	1,605,628 CHF	06/18/21	35,520
Topix	38	OSE	722,245,129 JPY	06/10/21	183,110
U.S. Treasury 10-Year Note	89	CBOT	11,707,700 USD	06/21/21	(54,262)
U.S. Treasury 2-Year Note	308	CBOT	68,022,207 USD	06/30/21	(38,426)
U.S. Treasury 5-Year Note	7	CBOT	866,218 USD	06/30/21	(2,429)
Wheat	379	CBOT	12,242,853 USD	07/14/21	(574,391)
WTI Crude	61	NYMEX	3,754,705 USD	04/20/21	(145,945)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
WTI Crude	4	NYMEX	256,310 USD	06/22/21	$(20,190)
WTI Crude	71	NYMEX	4,334,402 USD	07/20/21	(167,412)
WTI Crude	155	NYMEX	7,651,879 USD	11/19/21	1,159,871
WTI Crude	460	NYMEX	23,530,714 USD	11/21/22	904,486
XICE JNB	8	ICE	43,600 USD	07/31/21	5,096
XICE JNB	8	ICE	43,600 USD	08/31/21	12,104
XICE JNB	8	ICE	43,600 USD	09/30/21	18,320
XICE JNB	158	ICE	1,542,245 USD	10/29/21	(213,465)
XICE JNB	158	ICE	1,542,245 USD	11/30/21	(151,055)
XICE JNB	158	ICE	1,542,245 USD	12/31/21	(78,059)
Zinc	6	LME	412,075 USD	06/14/21	10,437

					$1,451,459

Short Futures
3 Month Eurodollar	833	ICE	209,392,555 EUR	12/13/21	8,903
90 Day Eurodollar	16	CME	3,993,221 USD	06/14/21	221
90 Day Eurodollar	6	CME	1,497,197 USD	09/13/21	47
90 Day Eurodollar	2,718	CME	678,062,693 USD	03/14/22	159,518
90 Day Eurodollar	1	CME	249,347 USD	06/13/22	72
90 Day Eurodollar	7	CME	1,745,882 USD	09/19/22	2,357
90 Day Eurodollar	14	CME	3,488,963 USD	12/19/22	6,463
90 Day Eurodollar	4	CME	996,740 USD	03/13/23	2,789
90 Day Eurodollar	6	CME	1,483,609 USD	06/17/24	6,934
90 Day Eurodollar	2	CME	494,295 USD	09/16/24	2,895
90 Day Eurodollar	3	CME	739,755 USD	03/17/25	4,755
90 Day Eurodollar	3	CME	739,005 USD	06/16/25	4,867
90 Day Sterling	29	ICE	3,621,077 GBP	12/15/21	1,088
90 Day Sterling	108	ICE	13,467,902 GBP	06/15/22	1,348
Brent 1st Line	43	ICE	41,680 USD	04/30/21	(6,420)
Brent 1st Line	43	ICE	41,680 USD	05/31/21	(30,070)
Brent 1st Line	43	ICE	41,680 USD	06/30/21	(34,800)
Brent 1st Line	43	ICE	41,680 USD	07/30/21	(39,960)
Brent 1st Line	43	ICE	41,680 USD	08/31/21	(40,820)
Brent 1st Line	43	ICE	41,680 USD	09/30/21	(40,820)
Brent 1st Line	43	ICE	41,680 USD	10/29/21	(40,390)
Brent 1st Line	43	ICE	41,680 USD	11/30/21	(40,390)
Brent 1st Line	43	ICE	41,680 USD	12/31/21	(39,100)
Brent Crude	29	ICE	1,226,107 USD	04/30/21	(593,353)
Brent Crude	81	ICE	5,107,528 USD	05/28/21	60,418
Brent Crude	200	ICE	80,004 USD	10/26/21	(105,996)
Brent Crude	400	ICE	107,892 USD	10/26/21	(132,108)
Brent Crude	236	NYMEX	14,111,472 USD	10/29/21	(100,448)
Canadian Dollar Currency	7	CME	558,697 USD	06/15/21	1,707
CBOE Volatility Index	33	CFE	905,802 USD	04/21/21	221,580

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
CBOE Volatility Index	27	CFE	726,393 USD	05/19/21	$114,146
CBOE Volatility Index	13	CFE	328,785 USD	06/16/21	21,378
Cocoa	164	ICE	4,202,440 USD	05/13/21	351,720
Coffee ‘C’	49	ICE	2,447,734 USD	05/18/21	178,422
Copper	205	COMEX	21,525,409 USD	05/26/21	1,048,471
Corn	569	CBOT	15,662,200 USD	05/14/21	(390,713)
Cotton No.2	2	ICE	79,649 USD	07/08/21	(2,521)
Dominion SP	120	ICE	1,605 USD	03/31/21	11,235
Dominion SP	124	ICE	226,385 USD	04/30/21	17,135
Dominion SP	120	ICE	219,082 USD	05/28/21	18,832
Dominion SP	124	ICE	226,385 USD	06/30/21	12,485
Dominion SP	124	ICE	226,385 USD	07/30/21	(6,115)
Dominion SP	120	ICE	219,082 USD	08/31/21	(68,918)
Dominion SP	124	ICE	226,385 USD	09/30/21	(100,665)
Euro FX Currency	111	CME	16,511,861 USD	06/14/21	219,836
Euro Stoxx 50	41	Eurex	1,551,584 EUR	06/18/21	(39,257)
Gasoline RBOB	61	NYMEX	5,044,353 USD	04/30/21	23,602
Gasoline RBOB	60	NYMEX	4,452,423 USD	11/30/21	181,527
Globex Natural Gas	570	NYMEX	14,964,320 USD	04/27/21	98,720
Globex Natural Gas	97	NYMEX	2,844,233 USD	06/25/21	194,193
Globex Natural Gas	111	NYMEX	3,236,209 USD	07/27/21	180,379
Globex Natural Gas	8	NYMEX	228,786 USD	08/26/21	9,586
Globex Natural Gas	177	NYMEX	5,066,796 USD	09/27/21	190,446
Globex Natural Gas	92	NYMEX	2,690,042 USD	02/23/22	97,482
Globex Natural Gas	94	NYMEX	2,359,003 USD	03/28/22	24,983
Globex Natural Gas	8	NYMEX	200,398 USD	12/27/22	(28,642)
Globex Natural Gas	8	NYMEX	200,398 USD	01/26/23	(25,122)
Globex Natural Gas	8	NYMEX	200,398 USD	02/23/23	(12,722)
Globex Natural Gas	8	NYMEX	200,398 USD	03/28/23	10,158
Globex Natural Gas	8	NYMEX	200,398 USD	04/25/23	12,318
Globex Natural Gas	8	NYMEX	200,398 USD	05/25/23	9,198
Globex Natural Gas	8	NYMEX	200,398 USD	06/27/23	5,758
Globex Natural Gas	8	NYMEX	200,398 USD	07/26/23	4,798
Globex Natural Gas	8	NYMEX	200,398 USD	08/28/23	6,238
Globex Natural Gas	8	NYMEX	200,398 USD	09/26/23	3,678
Globex Natural Gas	8	NYMEX	200,398 USD	10/26/23	(3,122)
Globex Natural Gas	8	NYMEX	200,398 USD	11/27/23	(19,522)
Gold 100 OZ	1	COMEX	173,248 USD	06/28/21	1,688
Henry Hub	197	NYMEX	1,351,057 USD	04/27/21	66,617
Henry Hub	197	NYMEX	1,351,057 USD	05/25/21	37,560
Henry Hub	60	ICE	423,556 USD	05/26/21	23,506
Henry Hub	197	NYMEX	1,351,057 USD	07/27/21	(4,795)
Henry Hub	558	ICE	3,973,865 USD	07/28/21	133,430
Henry Hub	197	NYMEX	1,351,057 USD	08/26/21	1,607

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Henry Hub	60	ICE	423,556 USD	08/27/21	$12,556
Henry Hub	161	NYMEX	1,127,903 USD	09/27/21	19,015
Henry Hub	414	NYMEX	3,467,138 USD	12/28/21	311,423
Henry Hub	103	NYMEX	736,374 USD	02/23/22	10,739
Henry Hub	30	ICE	186,811 USD	03/29/22	586
Henry Hub	115	NYMEX	716,791 USD	04/26/22	14,716
Henry Hub	31	ICE	193,038 USD	04/27/22	3,783
Henry Hub	115	NYMEX	716,791 USD	05/25/22	5,803
Henry Hub	30	ICE	186,811 USD	05/26/22	1,336
Henry Hub	115	NYMEX	716,791 USD	06/27/22	(4,259)
Henry Hub	31	ICE	193,038 USD	06/28/22	(1,332)
Henry Hub	115	NYMEX	716,791 USD	07/26/22	(5,984)
Henry Hub	31	ICE	193,038 USD	07/27/22	(1,797)
Henry Hub	115	NYMEX	716,791 USD	08/26/22	(1,384)
Henry Hub	30	ICE	186,811 USD	08/29/22	(539)
Henry Hub	115	NYMEX	716,791 USD	09/27/22	(8,572)
Henry Hub	374	ICE	2,379,195 USD	09/28/22	20,190
Henry Hub	86	NYMEX	537,769 USD	12/27/22	(77,776)
Henry Hub	86	NYMEX	537,769 USD	01/26/23	(68,316)
Henry Hub	86	NYMEX	537,769 USD	02/23/23	(34,991)
Henry Hub	86	NYMEX	537,769 USD	03/28/23	26,499
Henry Hub	86	NYMEX	537,769 USD	04/25/23	32,304
Henry Hub	86	NYMEX	537,769 USD	05/25/23	23,919
Henry Hub	86	NYMEX	537,769 USD	06/27/23	14,674
Henry Hub	86	NYMEX	537,769 USD	07/26/23	12,094
Henry Hub	86	NYMEX	537,769 USD	08/28/23	15,964
Henry Hub	86	NYMEX	537,769 USD	09/26/23	9,084
Henry Hub	86	NYMEX	537,769 USD	10/26/23	(9,191)
Henry Hub	86	NYMEX	537,769 USD	11/27/23	(53,266)
Henry Hub	124	ICE	780,256 USD	12/27/23	(107,894)
Henry Hub	116	ICE	729,917 USD	01/29/24	(89,623)
Henry Hub	124	ICE	780,256 USD	02/27/24	(50,854)
Henry Hub	120	ICE	755,086 USD	03/26/24	36,286
Henry Hub	124	ICE	780,256 USD	04/26/24	45,866
Henry Hub	120	ICE	755,086 USD	05/29/24	32,686
Henry Hub	124	ICE	780,256 USD	06/26/24	19,206
Henry Hub	124	ICE	780,256 USD	07/29/24	15,486
Henry Hub	120	ICE	755,086 USD	08/28/24	18,886
Henry Hub	124	ICE	780,256 USD	09/26/24	8,356
Henry Hub	120	ICE	755,086 USD	10/29/24	(22,514)
Henry Hub	124	ICE	780,256 USD	11/26/24	(86,504)
HHD 03312021	2	ICE	13,159 USD	04/01/21	859
Japanese Yen Currency	21	CME	2,418,009 USD	06/14/21	46,190
Lean Hogs	419	CME	17,187,944 USD	06/14/21	(460,336)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Live Cattle	211	CME	10,103,049 USD	08/31/21	$(191,641)
Low Sulphar Gasoil	219	ICE	11,205,096 USD	06/10/21	41,571
Low Sulphar Gasoil	2	ICE	101,998 USD	07/12/21	(302)
Low Sulphar Gasoil	4	ICE	205,069 USD	08/12/21	(31)
Natural Gas	492	NYMEX	13,652,880 USD	05/26/21	531,240
Natural Gas	27	NYMEX	769,724 USD	07/28/21	26,414
Natural Gas	120	NYMEX	3,399,408 USD	07/28/21	95,808
Natural Gas	20	NYMEX	567,065 USD	08/27/21	19,065
Natural Gas	34	NYMEX	943,470 USD	09/28/21	6,770
Natural Gas	212	NYMEX	6,341,395 USD	10/27/21	341,795
Natural Gas	8	NYMEX	260,866 USD	11/26/21	23,986
Natural Gas	3	NYMEX	90,625 USD	01/27/22	865
Natural Gas	18	NYMEX	445,783 USD	03/29/22	(1,157)
Natural Gas	380	NYMEX	9,369,277 USD	05/26/22	(28,123)
Natural Gas	4	NYMEX	100,273 USD	08/29/22	353
Natural Gas	214	NYMEX	5,392,432 USD	09/28/22	(6,788)
NY Harbor ULSD	126	NYMEX	9,532,740 USD	05/28/21	151,083
NY Harbor ULSD	161	NYMEX	11,865,631 USD	11/30/22	(186,282)
S&P 500 E-mini	55	CME	10,813,224 USD	06/18/21	(97,126)
Soyabean	202	CBOT	13,989,161 USD	05/14/21	(522,014)
Soyabean Meal	153	CBOT	6,482,064 USD	05/14/21	7,104
Soyabean Oil	201	CBOT	6,791,612 USD	05/14/21	409,460
Sugar 11	448	ICE	8,433,230 USD	04/30/21	1,022,235
Swiss Franc Currency	3	CME	406,168 USD	06/14/21	8,855
U.S. Treasury 10-Year Note	660	CBOT	86,843,878 USD	06/21/21	425,128
U.S. Treasury Long Bond	497	CBOT	79,458,111 USD	06/21/21	2,625,018
U.S. Treasury Ultra Bond	1	CBOT	188,327 USD	06/21/21	7,108
Wheat	328	CBOT	10,796,642 USD	05/14/21	661,442
WTI Crude	311	NYMEX	19,118,890 USD	05/20/21	713,910
WTI Crude	300	NYMEX	13,712,979 USD	11/20/23	(1,539,021)

					$6,070,404

Total Futures Contracts Outstanding					$7,521,863

Forward Foreign Currency Exchange Contracts Outstanding at March 31, 2021

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,700,000	USD	1,312,385	State Street Bank and Trust Company	06/15/21	$(20,772)
BRL	15,527,160	USD	2,866,985	Morgan Stanley Capital Services, Inc.	04/05/21	(108,391)
BRL	15,486,698	USD	2,747,817	Morgan Stanley Capital Services, Inc.	04/05/21	3,588

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	3,140,000	USD	540,876	State Street Bank and Trust Company	06/02/21	$14,934
CHF	7,400,000	USD	7,968,451	State Street Bank and Trust Company	06/15/21	(123,978)
CNH	20,543,026	USD	3,152,947	Morgan Stanley Capital Services, Inc.	06/16/21	(39,981)
EUR	22,974,708	USD	27,415,535	State Street Bank and Trust Company	06/15/21	(433,945)
GBP	9,500,000	USD	13,214,378	State Street Bank and Trust Company	06/15/21	(115,082)
HKD	4,950,000	USD	637,825	State Street Bank and Trust Company	06/15/21	(971)
IDR	3,800,000,000	USD	260,007	State Street Bank and Trust Company	06/15/21	285
INR	2,853,859,200	USD	37,920,000	HSBC Bank plc	06/09/21	783,702
INR	1,476,993,600	USD	19,620,000	JPMorgan Chase Bank, N.A.	06/10/21	408,121
MXN	620,090,000	USD	29,832,816	Goldman Sachs International	04/05/21	499,074
MXN	60,305,507	USD	2,814,726	Morgan Stanley Capital Services, Inc.	06/16/21	113,147
MXN	11,600,000	USD	547,738	State Street Bank and Trust Company	06/15/21	15,511
MXN	459,171,000	USD	22,184,960	Goldman Sachs International	05/05/21	204,596
NOK	15,996,666	USD	1,892,514	State Street Bank and Trust Company	06/15/21	(22,122)
RUB	1,749,820,030	USD	23,600,000	Goldman Sachs International	04/12/21	(464,974)
RUB	428,085,557	USD	5,702,903	Morgan Stanley Capital Services, Inc.	06/16/21	(89,746)
RUB	39,000,000	USD	521,895	State Street Bank and Trust Company	06/15/21	(10,866)
RUB	119,778,873	USD	1,623,414	Morgan Stanley Capital Services, Inc.	06/16/21	(52,845)
RUB	45,345,409	USD	607,579	Morgan Stanley Capital Services, Inc.	06/16/21	(13,000)
RUB	549,610,113	USD	7,359,536	Morgan Stanley Capital Services, Inc.	06/16/21	(152,920)
SEK	15,728	USD	1,852	State Street Bank and Trust Company	06/15/21	(50)
SGD	940,001	USD	698,882	State Street Bank and Trust Company	06/15/21	(327)
TRY	55,347,834	USD	7,149,179	Barclays Bank plc	06/16/21	(756,546)
USD	1,621,181	AUD	2,100,000	State Street Bank and Trust Company	06/15/21	25,660
USD	2,824,073	BRL	16,443,168	Morgan Stanley Capital Services, Inc.	04/05/21	(97,261)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,597,503	BRL	14,570,691	Morgan Stanley Capital Services, Inc.	04/05/21	$8,837
USD	7,037,004	CHF	6,535,000	State Street Bank and Trust Company	06/15/21	109,486
USD	6,605,486	EUR	5,440,000	State Street Bank and Trust Company	04/22/21	223,881
USD	36,398,637	EUR	30,502,708	State Street Bank and Trust Company	06/15/21	576,133
USD	13,595,445	GBP	9,773,954	State Street Bank and Trust Company	06/15/21	118,400
USD	28,010,662	GBP	20,120,000	State Street Bank and Trust Company	06/16/21	267,280
USD	11,297,095	GBP	8,533,000	Citibank N.A.	05/20/21	(468,097)
USD	199,594	HKD	1,549,000	State Street Bank and Trust Company	06/15/21	304
USD	10,940,203	IDR	158,939,265,966	Morgan Stanley Capital Services, Inc.	06/16/21	114,752
USD	7,040,000	INR	528,211,200	JPMorgan Chase Bank, N.A.	06/10/21	(122,575)
USD	768,328	KRW	870,900,000	State Street Bank and Trust Company	06/15/21	(2,068)
USD	30,057,683	MXN	620,090,000	Goldman Sachs International	04/05/21	(274,207)
USD	1,268,871	NOK	10,730,000	State Street Bank and Trust Company	06/15/21	14,277
USD	18,342,057	RUB	1,376,167,835	Morgan Stanley Capital Services, Inc.	06/16/21	297,425
USD	1,690,130	RUB	125,982,280	Morgan Stanley & Co. LLC	06/16/21	38,221
USD	5,711,650	RUB	421,882,150	Morgan Stanley Capital Services, Inc.	06/16/21	179,833
USD	23,614,305	RUB	1,749,820,030	Goldman Sachs International	04/12/21	479,279
USD	471,745	SGD	634,501	State Street Bank and Trust Company	06/15/21	221
USD	6,550,519	TRY	55,347,834	JPMorgan Chase Bank, N.A.	06/16/21	157,886
USD	2,703,754	ZAR	41,426,103	Morgan Stanley Capital Services, Inc.	06/17/21	(76,779)
USD	2,943,804	ZAR	45,000,000	State Street Bank and Trust Company	06/15/21	(77,345)

Total Forward Foreign Currency Exchange Contracts Outstanding						$1,129,985

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Centrally Cleared Credit Default Swaps on Single-Name Issuer (Buy Protection) — Outstanding at March 31, 2021

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	(1.00)%	3M	12/21/2024	Credit Suisse Securities (USA) LLC	14,543,000	USD	$440,504	$27,470	$413,034
Republic of Turkey	(1.00)%	3M	12/21/2022	Credit Suisse Securities (USA) LLC	2,816,000	USD	168,594	87,706	80,888
Republic Of Turkey	(1.00)%	3M	6/21/2025	Credit Suisse Securities (USA) LLC	291,000	USD	40,389	66,010	(25,621)
United Mexican States	(1.00)%	3M	6/21/2023	Credit Suisse Securities (USA) LLC	8,000,000	USD	(90,736)	907	(91,643)
United Mexican States	(1.00)%	3M	12/21/2023	Credit Suisse Securities (USA) LLC	12,069,000	USD	(132,886)	1,676	(134,562)

Total Centrally Cleared Credit Default Swaps on Single-Name Issuer (Buy Protection)							$425,865	$183,769	$242,096

Centrally Cleared Credit Default Swaps on Index (Buy Protection) — Outstanding at March 31, 2021

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover series 32	(5.00)%	3M	12/20/2024	Merrill Lynch, Pierce, Fenner & Smith, Inc.	32,186,780	EUR	$(4,301,924)	$2,446,666	$(6,748,590)

Total Centrally Cleared Credit Default Swaps on Index (Buy Protection)							$(4,301,924)	$2,446,666	$(6,748,590)

Centrally Cleared Credit Default Swaps on Index (Sell Protection) — Outstanding at March 31, 2021

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.35	1.00%	3M	06/21/26	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	11,880,000	USD	$(495,130)	$(418,140)	$(76,990)
CDX.NA.HY.34	5.00%	3M	06/20/25	Merrill Lynch, Pierce, Fenner & Smith, Inc.	BBB-	368	USD	34	9	25
CDX.NA.HY.36	5.00%	3M	06/21/26	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	4,550,000	USD	404,788	387,433	17,355
iTraxx Europe Crossover Series 31	5.00%	3M	06/20/24	Merrill Lynch, Pierce, Fenner & Smith, Inc.	BBB-	8,026,724	EUR	968,430	990,894	(22,464)
iTraxx Europe Crossover series 35	5.00%	3M	06/21/26	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	21,368,367	EUR	2,972,875	2,778,719	194,156

Total Centrally Cleared Credit Default Swaps on Index (Sell Protection)								$3,850,997	$3,738,915	$112,082

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

OTC Credit Default Swaps on Single-Name Issuers (Buy Protection) — Outstanding at March 31, 2021

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic Of South Africa	(1.00)%	3M	6/21/2022	Morgan Stanley Capital Services LLC	9,000,000	USD	$(26,997)	$520,876	$(547,873)
Republic Of South Africa	(1.00)%	3M	6/21/2022	Morgan Stanley Capital Services LLC	300,000	USD	(900)	17,362	(18,262)

Total OTC Credit Default Swaps on Single-Name Issuer (Buy Protection)							$(27,897)	$538,238	$(566,135)

OTC Credit Default Swaps on Index (Buy Protection) — Outstanding at March 31, 2021

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.10	(3.00)%	1M	11/18/2059	Morgan Stanley Capital Services LLC	1,102,000	USD	$138,136	$374,805	$(236,669)
CMBX.NA.BBB-.10	(3.00)%	1M	11/18/2059	J.P. Morgan Securities LLC	7,363,000	USD	922,955	71,578	851,377
CMBX.NA.BBB-.10	(3.00)%	1M	11/18/2059	Morgan Stanley Capital Services LLC	5,645,000	USD	707,603	453,500	254,103
CMBX.NA.BBB-.8	(3.00)%	1M	10/18/2057	Morgan Stanley Capital Services LLC	69,000	USD	10,800	14,170	(3,370)
CMBX.NA.BBB-.9	(3.00)%	1M	9/18/2058	Goldman Sachs International	177,000	USD	19,526	5,121	14,405
CMBX.NA.BBB-.9	(3.00)%	1M	9/18/2058	Credit Suisse International	10,000	USD	1,103	594	509

Total OTC Credit Default Swaps on Index (Buy Protection)							$1,800,123	$919,768	$880,355

OTC Credit Default Swaps on Index (Sell Protection) — Outstanding at March 31, 2021

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.10	3.00%	1M	11/18/59	Goldman Sachs Bank USA	BBB-	1,096,000	USD	$(137,384)	$(30,005)	$(107,379)
CMBX.NA.BBB-.10	3.00%	1M	11/18/59	Goldman Sachs International	BBB-	18,066,000	USD	(2,264,580)	(682,643)	(1,581,937)
CMBX.NA.BBB-.11	3.00%	1M	11/19/54	J.P. Morgan Securities LLC	BBB-	7,500,000	USD	(443,459)	(620,026)	176,567
CMBX.NA.BBB-.8	3.00%	1M	10/18/57	Credit Suisse International	BBB-	286,000	USD	(44,765)	(20,492)	(24,273)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.8	3.00%	1M	10/18/57	Goldman Sachs International	BBB-	1,294,000	USD	$(202,536)	$(72,380)	$(130,156)
CMBX.NA.BBB-.8	3.00%	1M	10/18/57	Goldman Sachs International	BBB-	232,000	USD	(36,312)	(5,855)	(30,457)
CMBX.NA.BBB-.8	3.00%	1M	10/18/57	J.P. Morgan Securities LLC	BBB-	2,160,000	USD	(338,082)	(114,150)	(223,932)
CMBX.NA.BBB-.9	3.00%	1M	09/18/58	J.P. Morgan Securities LLC	BBB-	187,000	USD	(20,629)	(962)	(19,667)

Total OTC Credit Default Swaps on Index (Sell Protection)								$(3,487,747)	$(1,546,513)	$(1,941,234)

(1)	Using the higher of the S&P’s or Moody’s ratings. NR represents a security that is not rated.
(2)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps Outstanding at March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)

Buys
ABT Networks	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,557 USD	$(1,195)
ABT Networks	07/12/22	M	0.51%	Credit Suisse International	21,564 USD	(1,188)
Aerojet Rocketdyne Holdings, Inc.	01/25/23	M	0.36%	Goldman Sachs International	677,964 USD	(6,577)
Aerojet Rocketdyne Holdings, Inc.	12/23/22	M	0.61%	JPMorgan Chase Bank, N.A.	24,279,704 USD	(235,526)
AIER Eye Hospital Group Co.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	197,209 USD	(2,873)
AIER Eye Hospital Group Co.	07/12/22	M	0.51%	Credit Suisse International	192,776 USD	(2,959)
Alexion Pharmaceuticals, Inc.	12/16/22	M	0.61%	JPMorgan Chase Bank, N.A.	24,766,722 USD	(373,296)
Aluminum Corp of China Ltd.	03/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	107,560 USD	(10,535)
Aluminum Corp of China Ltd.	07/12/22	M	0.51%	Credit Suisse International	106,442 USD	(10,395)
Amethystum Storage Technology Co. Ltd.	03/21/23	M	0.47%	JPMorgan Chase Bank, N.A.	52,440 USD	(2,175)
Amethystum Storage Technology Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	51,312 USD	(2,109)
Angel Yeast Co. Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,628 USD	113
Angel Yeast Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,799 USD	100
Anhui Conch Cement Co. Ltd.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	34,339 USD	(740)
Anhui Conch Cement Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	37,522 USD	(797)
Anhui Expressway Co. Ltd.	04/11/23	M	0.00%	JPMorgan Chase Bank, N.A.	3,460 USD	(17)
Anhui Expressway Co. Ltd.	07/12/22	M	0.00%	Credit Suisse International	3,236 USD	(20)
Anhui Jiuhuashan Tourism Development Co. Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,141 USD	(193)
Anhui Jiuhuashan Tourism Development Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,795 USD	(175)
Anhui Wanwei Updated High-Tech Materal Industry Co. Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	164,187 USD	(13,587)
Anhui Wanwei Updated High-Tech Materal Industry Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	163,855 USD	(13,522)
Anhui Yingjia Distillery Co. Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	17,646 USD	3,333

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Anhui Yingjia Distillery Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	16,735 USD	$3,167
Anhui Zhongding Sealing Parts Co. Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,398 USD	(275)
Anhui Zhongding Sealing Parts Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,397 USD	(275)
Anhui Zhonghuan Environmental Protectional Technology	03/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,087 USD	(504)
Anhui Zhonghuan Environmental Protectional Technology	07/12/22	M	0.51%	Credit Suisse International	9,857 USD	(408)
Anji Microelectronics Technology Shanghai Co. Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,173 USD	(60)
Anshan Heavy Duty Mining Machinery Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,286 USD	146
Anshan Heavy Duty Mining Machinery Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,282 USD	150
Aofei Data International Co., Ltd.	01/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	304 USD	(12)
Aofu Environmental Technology Co. ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	82,962 USD	(2,669)
Aofu Environmental Technology Co. ltd.	07/12/22	M	0.51%	Credit Suisse International	83,061 USD	(2,691)
Apeloa Pharmaceutical Co. Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	50 USD	2
Appotronics Corporation Ltd.	07/12/22	M	0.51%	Credit Suisse International	699 USD	(76)
Arcsoft Corp Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,610 USD	(122)
Arcsoft Corp Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,402 USD	(111)
Arcvideo Tech	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,036 USD	(67)
Arcvideo Tech	07/12/22	M	0.51%	Credit Suisse International	327 USD	(11)
Asia Cuanon Technology Shanghai Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	887 USD	(56)
Asymchem Laboratories Tianjin Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	16,079 USD	1,548
Asymchem Laboratories Tianjin Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	16,074 USD	1,553
Athene Holding Ltd.	03/10/23	M	0.36%	Goldman Sachs International	23,983,271 USD	(610,523)
Autel Intelligent Technology Corp. Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	91,090 USD	1,563
Autel Intelligent Technology Corp. Ltd.	07/12/22	M	0.51%	Credit Suisse International	90,439 USD	1,471
Avic Jonhon Optronic Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	25,157 USD	624
Avic Jonhon Optronic Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	26,156 USD	658
Avit Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	480 USD	(50)
Avit Ltd.	07/12/22	M	0.51%	Credit Suisse International	480 USD	(50)
Balance Medical	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	43,748 USD	5,195
Balance Medical	07/12/22	M	0.51%	Credit Suisse International	37,325 USD	4,447
Bank of Chengdu Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	46,857 USD	(1,731)
Bank of Chengdu Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	46,406 USD	(1,701)
Bank of Nanjing Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	168,450 USD	(2,331)
Bank of Nanjing Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	166,781 USD	(2,256)
Baoshan Iron + Steel Co.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	22,850 USD	214
Baoshan Iron + Steel Co.	07/12/22	M	0.51%	Credit Suisse International	21,699 USD	119
Baoxiniao Holding Co. Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	52,461 USD	(508)
Baoxiniao Holding Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	51,909USD	(491)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Befar Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	28,606 USD	$(2,392)
Befar Group Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	28,982 USD	(2,432)
Beijing Advanced Digital Technology Co. Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	170,708 USD	7,474
Beijing Advanced Digital Technology Co. Ltd.	07/12/22	M	0.00%	Credit Suisse International	168,840 USD	7,280
Beijing Bashi Media Co., Ltd.	03/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	19,526 USD	(83)
Beijing Bashi Media Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	19,303 USD	(77)
Beijing Beetech, Inc.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,308 USD	(31)
Beijing Beetech, Inc.	07/12/22	M	0.51%	Credit Suisse International	5,306 USD	(29)
Beijing Capital Development Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,337 USD	(63)
Beijing Capital Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,155 USD	(59)
Beijing Chieftain Control Engineering Technology Co. Ltd.	01/30/23	M	0.47%	JPMorgan Chase Bank, N.A.	465 USD	(25)
Beijing Chieftain Control Engineering Technology Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	465 USD	(25)
Beijing Compass Technology Development Co., Ltd	07/12/22	M	0.51%	Credit Suisse International	319 USD	(27)
Beijing E-Hualu Information Technology Co., Ltd.	04/05/23	M	0.00%	JPMorgan Chase Bank, N.A.	172,280 USD	3,234
Beijing E-Hualu Information Technology Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	170,725 USD	2,965
Beijing Easpring Material Technology Co., Ltd.	03/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	276,579 USD	2,365
Beijing Easpring Material Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	273,864 USD	2,190
Beijing Etrol Technologies Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	22,966 USD	(2,272)
Beijing Etrol Technologies Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	22,739 USD	(2,243)
Beijing Hezong Science & Technology Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	10,342 USD	215
Beijing Hezong Science & Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	10,197 USD	216
Beijing Hotgen Biotech Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	543 USD	—
Beijing Hotgen Biotech Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	281 USD	—
Beijing Jetsen Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	25 USD	(2)
Beijing Kingee Culture Development Co., Ltd.	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,890 USD	(161)
Beijing Kingee Culture Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,889 USD	(159)
Beijing Kingsoft office Software Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,121 USD	567
Beijing Kingsoft office Software Inc.	07/12/22	M	0.51%	Credit Suisse International	9,118 USD	570
Beijing LongRuan Technologies Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	858 USD	(51)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Beijing New Building Materrial Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	23,843 USD	$(140)
Beijing New Building Materrial Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	26,484 USD	(147)
Beijing Oriental Yuhong Waterproof Technology Co., Ltd.	01/30/23	M	0.47%	JPMorgan Chase Bank, N.A.	340,973 USD	12,581
Beijing Oriental Yuhong Waterproof Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	340,767 USD	12,787
Beijing Shougang Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	231,612 USD	(16,409)
Beijing Shougang Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	230,799 USD	(16,299)
Beijing Strong Biotechnologies, Inc.	04/05/23	M	0.00%	JPMorgan Chase Bank, N.A.	52,954 USD	50
Beijing Strong Biotechnologies, Inc.	07/12/22	M	0.00%	Credit Suisse International	52,390 USD	(59)
Beijing Tianyishangjia New Material Corp. Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	32,528 USD	(2,161)
Beijing Tianyishangjia New Material Corp. Ltd.	07/12/22	M	0.51%	Credit Suisse International	31,739 USD	(2,098)
Beijing Traffic Control Technology Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,536 USD	(68)
Beijing Traffic Control Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,477 USD	(52)
Beijing Tricolor Technology Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	41,136 USD	(99)
Beijing Tricolor Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	40,534 USD	(68)
Beijing Ultrapower Software Co., Ltd.	02/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	114,483 USD	(1,769)
Beijing Ultrapower Software Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	113,282 USD	(1,715)
Beijing Unistrong Science & Technology Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,906 USD	2,111
Beijing Unistrong Science & Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	12,738 USD	2,089
Beijing United Information Technology Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,920 USD	72
Beijing United Information Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,595 USD	64
Beijing Urban Construction Group Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	78 USD	(2)
Beijing Urban Construction Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	78 USD	(2)
Beijing Worldia Diamond Tools Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	31,295 USD	(2,536)
Beijing Worldia Diamond Tools Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	33,747 USD	(2,724)
Beijing Yanjing Brewery Co.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,670 USD	18
Beijing Yanjing Brewery Co.	07/12/22	M	0.51%	Credit Suisse International	2,558 USD	18
Beijing Yuanliu Hongyuan Electronic Technology Co., Ltd.	02/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	241,608 USD	8,550

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Beijing Yuanliu Hongyuan Electronic Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	236,936 USD	$8,473
Bengang Steel Plates Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,293 USD	(506)
Bengang Steel Plates Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,238 USD	(500)
Betta Pharmaceuticals Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	301,636 USD	(3,610)
Betta Pharmaceuticals Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	299,906 USD	(3,500)
Beyondsoft Corp.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	151,012 USD	(2,584)
Beyondsoft Corp.	07/12/22	M	0.51%	Credit Suisse International	150,801 USD	(2,529)
Bgi Genomics Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	154,439 USD	6,684
Bgi Genomics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	152,603 USD	6,648
Biem.L.Fdlkk Garment	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	3,832 USD	234
Biem.L.Fdlkk Garment	07/12/22	M	0.00%	Credit Suisse International	3,539 USD	214
Bloomage Biotechnology Corp. Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,657 USD	13
Bloomage Biotechnology Corp. Ltd.	07/12/22	M	0.51%	Credit Suisse International	467 USD	4
Blue Sail Medical Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	153,469 USD	1,314
Blue Sail Medical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	153,157 USD	1,309
Boe Technology Group Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	174,376 USD	(2)
Boe Technology Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	172,528 USD	29
Boya Bio Pharmaceutical Group Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,215 USD	(407)
Boya Bio Pharmaceutical Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	7,212 USD	(405)
Brightgene Bio Medical Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	172 USD	(19)
Brightgene Bio Medical Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,110 USD	(119)
Broadex Technologies Co., Ltd.	01/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	201 USD	(5)
Btg Hotels Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	33 USD	—
Btg Hotels Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	141 USD	—
By Health Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	184,531 USD	1,030
By Health Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	182,250 USD	1,128
Bybon Group Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,193 USD	(559)
Bybon Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,071 USD	(549)
C&S Paper Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	225,350 USD	922
C&S Paper Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	222,926 USD	587
Cabio	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	737 USD	(36)
Caixabank SA	03/31/23	M	0.05%	JPMorgan Chase Bank, N.A.	5,525 EUR	314
Cardtronics PLC	01/27/23	M	0.36%	Goldman Sachs International	13,638,732 USD	7,034
Cashway Fintech	07/12/22	M	0.51%	Credit Suisse International	3,313 USD	246
Cashway Fintech Co., Ltd.	03/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,418 USD	252
CCS Supply Chain Management Co., Ltd.	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,362 USD	(29)
CCS Supply Chain Management Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,276 USD	(27)
Cecep Guozhen Environment Protection Technology Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	47,798 USD	(4,324)
Cecep Guozhen Environment Protection Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	47,364 USD	(4,268)
Chang Lan Electric Technology Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,726 USD	(63)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Chang Lan Electric Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,723 USD	$(60)
Changchun Faway Autombile Components Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	93,481 USD	(9,471)
Changchun Faway Autombile Components Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	92,722 USD	(9,368)
Changchun High & New Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	17,849 USD	2,871
Changchun High & New Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	17,843 USD	2,877
Change Healthcare, Inc.	01/19/23	M	0.61%	JPMorgan Chase Bank, N.A.	8,428,736USD	(201,039)
Change Healthcare, Inc.	01/10/23	M	0.36%	Goldman Sachs International	17,161,505 USD	(409,329)
Changhong Meiling Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	23 USD	—
Changzhou Tenglong Auto Parts Co., Ltd.	04/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	50,123 USD	(313)
Changzhou Tenglong Auto Parts Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	49,956 USD	(146)
Changzhou Xingyu Automotive	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	91,405 USD	(2,022)
Changzhou Xingyu Automotive	07/12/22	M	0.51%	Credit Suisse International	91,376 USD	(1,994)
Chaozhou Three Circle Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	170,079USD	17,758
Chaozhou Three Circle Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	167,655 USD	17,627
Chengdu Fusen Noble House Industrial Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	446 USD	4
Chengdu Fusen Noble House Industrial Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	446 USD	4
Chengdu Haoneng Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	43,569 USD	1,552
Chengdu Haoneng Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	42,969 USD	1,546
Chengdu Wintrue Holding Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	31,816 USD	(375)
Chengdu Wintrue Holding Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	29,988 USD	(363)
Chengzhi Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	28,304 USD	(1,525)
Chengzhi Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	28,090 USD	(1,505)
China Construction Bank	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	305,745 USD	(1,317)
China Construction Bank	07/12/22	M	0.51%	Credit Suisse International	299,654 USD	(1,197)
China Cyts Tours Holdings Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	226,936 USD	(7,256)
China Cyts Tours Holdings Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	224,444 USD	(7,108)
China Eastern Airlines Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	291,841 USD	(7,971)
China Eastern Airlines Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	289,018 USD	(7,980)
China Film Co., Ltd. A	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	54,992 USD	(2,030)
China Film Co., Ltd. A	07/12/22	M	0.51%	Credit Suisse International	54,526 USD	(1,997)
China Galaxy Securities Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	73,197 USD	(724)
China Galaxy Securities Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	72,696 USD	(696)
China Gezhouba Group Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	154,319 USD	3,526
China Gezhouba Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	149,943 USD	3,391
China Hainan Rubber Indust Group Co., Ltd.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	193,772 USD	1,145

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
China Hainan Rubber Indust Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	191,716 USD	$1,213
China Jushi Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	470,189 USD	(54,145)
China Jushi Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	465,373 USD	(53,547)
China Kings Resources Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	78 USD	(1)
China Marine Information Electronics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	351 USD	(11)
China Merchants Bank Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	62,794 USD	(3,548)
China Merchants Bank Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	57,819 USD	(3,250)
China Merchants Expressway Network & Technology Holdings Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	10,140 USD	412
China Merchants Expressway Network & Technology Holdings Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	10,137 USD	415
China Merchants Property Development Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,227 USD	2,106
China Merchants Property Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	12,077 USD	2,084
China National Accord Medicines Co., Ltd.	03/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	66,062 USD	733
China National Accord Medicines Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	65,422 USD	731
China Oilfield Services Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	230 USD	(4)
China Oilfield Services Ltd.	07/12/22	M	0.00%	Credit Suisse International	230 USD	(4)
China Petroleum & Chemical Corp.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	289,417 USD	1,363
China Petroleum & Chemical Corp.	07/12/22	M	0.00%	Credit Suisse International	286,552 USD	1,256
China Petroleum Engineering Corp.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	203,916 USD	51,444
China Petroleum Engineering Corp.	07/12/22	M	0.51%	Credit Suisse International	201,905 USD	51,026
China Resource And Envirornment Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	352,479 USD	(16,058)
China Resource And Envirornment Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	349,907 USD	(15,591)
China Shenhua Energy Co., Ltd.	04/11/23	M	0.00%	JPMorgan Chase Bank, N.A.	3,039 USD	27
China Shenhua Energy Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	2,735 USD	21
China South Publishing & Media Group Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,384 USD	(24)
China South Publishing & Media Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,222 USD	(22)
China Southern Airlines Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	285,249 USD	(12,755)
China Southern Airlines Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	285,198 USD	(12,704)
China Tourism Group Duty Free Corp.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	199,563 USD	(4,942)
China Tourism Group Duty Free Corp.	07/12/22	M	0.51%	Credit Suisse International	195,997 USD	(4,551)
China Vanke Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	60,257 USD	(3,506)
China Vanke Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	60,238 USD	(3,487)
China Yangtze Power Co., Ltd.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	270,836 USD	3,256

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
China Yangtze Power Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	274,480 USD	$3,210
China Zhenhua Group Scienc & Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	250,860 USD	17,750
China Zhenhua Group Scienc & Technology Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	255,102 USD	17,965
Chongqing Brewery Co., Ltd.	02/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	240,108 USD	17,956
Chongqing Brewery Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	235,295 USD	17,675
Chongqing Department Store Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,358 USD	24
Chongqing Department Store Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	905 USD	17
Chongqing Rural Commercial Bank Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	27,196 USD	(934)
Chongqing Rural Commercial Bank Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	26,852 USD	(914)
Chongqing Sansheng Industrial Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,542 USD	112
Chongqing Sansheng Industrial Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,540 USD	114
Chongqing Three Gorges Bank Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	151,250 USD	(4,034)
Chongqing Three Gorges Bank Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	150,413 USD	(3,505)
Chow Tai Seng Jewellery Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	347,914 USD	1,353
Chow Tai Seng Jewellery Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	343,819 USD	1,445
Cinda Real Estate Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	62 USD	(4)
Cinda Real Estate Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	62 USD	(4)
Cineplex, Inc.	03/07/22	M	0.96%	JPMorgan Chase Bank, N.A.	802,000 CAD	(90,577)
Cineplex, Inc.	12/20/21	M	0.66%	Goldman Sachs International	1,882,475 CAD	(212,605)
Cit Group, Inc.	10/19/22	M	0.61%	JPMorgan Chase Bank, N.A.	1,439,238 USD	53,316
Citychamp Dartong Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	14 USD	(1)
Cmst Development Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	156,104 USD	809
Cmst Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	155,664 USD	858
Cngr Advanced Material Co.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,453 USD	(44)
Cngr Advanced Material Co.	07/12/22	M	0.51%	Credit Suisse International	2,454 USD	(45)
Cnooc Energy Technology & Service Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	187,512 USD	(358)
Cnooc Energy Technology & Service Ltd.	07/12/22	M	0.51%	Credit Suisse International	185,284 USD	3
Coca-Cola Amatil Ltd.	11/09/22	M	0.36%	JPMorgan Chase Bank, N.A.	26,017,488 AUD	(14,704)
Coherent, Inc.	01/23/23	M	0.61%	JPMorgan Chase Bank, N.A.	30,070,400 USD	(656,005)
Contemporary Amperex Technology Co.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	23,644 USD	930
Contemporary Amperex Technology Co.	07/12/22	M	0.51%	Credit Suisse International	29,310 USD	1,163
Cooper Tire & Rubber Co., Ltd.	02/24/23	M	0.36%	Goldman Sachs International	16,395,800 USD	(49,640)
Cosco Shipping Holdings	07/12/22	M	0.51%	Credit Suisse International	184,517 USD	7,162
Cosco Shipping Holdings Co., Ltd.	03/21/23	M	0.47%	JPMorgan Chase Bank, N.A.	186,440 USD	7,233
CTS International Logistic Corp. Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	30 USD	(4)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
CTS International Logistic Corp. Ltd.	07/12/22	M	0.51%	Credit Suisse International	207 USD	$(30)
Da An Gene Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	156,239 USD	14,132
Da An Gene Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	155,467 USD	13,975
Dalian Zhiyun Automation Equipment Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	10,804 USD	272
Dalian Zhiyun Automation Equipment Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	10,663 USD	272
Dazzle Fashion Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	31,660 USD	(596)
Dazzle Fashion Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	31,365 USD	(581)
Dehua Tb New Decoration Material	03/21/23	M	0.47%	JPMorgan Chase Bank, N.A.	159,611 USD	(3,130)
Dehua Tb New Decoration Material	07/12/22	M	0.51%	Credit Suisse International	159,227 USD	(3,076)
Dialog Semiconductor PLC	02/10/23	M	0.15%	Goldman Sachs International	23,007,706 EUR	245,900
Digital China Information Service Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	158,416 USD	3,273
Digital China Information Service Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	157,514 USD	3,277
Digiwin Software Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	95,462 USD	50
Digiwin Software Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	94,160 USD	83
Dingli Communications Corp.	02/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	42,854 USD	(475)
Dingli Communications Corp.	07/12/22	M	0.51%	Credit Suisse International	42,292 USD	(454)
Dongguan Aohai Technology Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	814 USD	(29)
Dongguan Chitwing Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	39,413 USD	(1,236)
Dongguan Chitwing Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	38,769 USD	(1,203)
Donghua Testing Technology Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	32,024 USD	104
Donghua Testing Technology Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	31,424 USD	87
Dongxing Securities Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	38,268 USD	(849)
Dongxing Securities Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	37,915 USD	(830)
Doushen Beijing Education & Technology, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	200,163 USD	(43,335)
Doushen Beijing Education & Technology, Inc.	07/12/22	M	0.51%	Credit Suisse International	198,438 USD	(42,956)
Duolun Technology Co., Ltd.	03/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	8,196 USD	57
Duolun Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	8,074 USD	59
Eastern Pioneer Driving School Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	81,582 USD	(237)
Eastern Pioneer Driving School Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	80,353 USD	(205)
Ecovacs Robotics Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	256,567 USD	53,708
Ecovacs Robotics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	249,600 USD	52,345
Eging Photovoltaic Technology Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	112,231 USD	(6,376)
Eging Photovoltaic Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	111,024 USD	(6,270)
Egypt Treasury Bill	02/03/22	3M	0.00%	J.P. Morgan Securities LLC	18,408,840 USD	271,054
Egypt Treasury Bill	10/19/21	3M	0.00%	J.P. Morgan Securities LLC	7,091,046 USD	138,981

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Enn Natural Gas Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	142,740 USD	$2,723
Enn Natural Gas Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	142,685 USD	2,778
Espressif Systems Shanghai Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	767 USD	(24)
Espressif Systems Shanghai Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	639 USD	(19)
Euskaltel SA	03/31/23	M	0.05%	JPMorgan Chase Bank, N.A.	6,200,674 EUR	(16,431)
Fangda Special Steel Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	21 USD	(1)
Faw Jiefang Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	44 USD	(1)
Financial Street Holdings Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	108 USD	(4)
Financial Street Holdings Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	108 USD	(4)
Five Prime Therapeutics, Inc.	03/08/23	M	0.36%	Goldman Sachs International	15,879,462 USD	(33,652)
Flat Glass Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,384 USD	6
Flat Glass Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	7,037 USD	8
Flir Systems, Inc.	01/06/23	M	0.61%	JPMorgan Chase Bank, N.A.	28,378,097 USD	716,150
Flying Technology Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,142 USD	(939)
Flying Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	10,885 USD	(914)
Focus Media Information Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	394,270 USD	(39,351)
Focus Media Information Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	389,325 USD	(38,936)
Focused Photonics (Hangzhou), Inc.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	37,108 USD	(8,659)
Focused Photonics (Hangzhou), Inc.	07/12/22	M	0.51%	Credit Suisse International	36,595 USD	(8,531)
Foryou, Inc.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,893 USD	16
Foryou, Inc.	07/12/22	M	0.51%	Credit Suisse International	5,892 USD	18
Foshan Haitian Flavouring & Food Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,142 USD	53
Foshan Haitian Flavouring & Food Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	390,020 USD	17,237
Fu Jian Anjoy Foods Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	386,509 USD	17,566
Fuda Alloy Materials Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,349 USD	(1,354)
Fuda Alloy Materials Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,156 USD	(1,327)
Fujian Boss Software Development Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	74 USD	(2)
Fujian Forecam Optics Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	440 USD	(89)
Fujian Fynex Textile Science & Technology Co., Ltd.	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	4,541 USD	(18)
Fujian Fynex Textile Science & Technology Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	4,468 USD	(20)
Fujian Longking Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	64,283 USD	(2,747)
Fujian Longking Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	63,802 USD	(2,707)
Fujian Raynen Technology Co., Ltd.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,100 USD	(86)
Fujian Raynen Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,099 USD	(85)
Fujian Sunner Development Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,065 USD	(315)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Fujian Sunner Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,064 USD	$(314)
Fujian Torch Electron Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	262,401 USD	4,312
Fujian Torch Electron Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	258,035 USD	4,291
Fuyao Glass Industry Group Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	94,795 USD	809
Fuyao Glass Industry Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	91,606 USD	2,592
Ganfeng Lithium Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	155,113 USD	(7,000)
Ganfeng Lithium Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	153,586 USD	(6,911)
Gem Year Industrial Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	9 USD	—
Gemdale Corp.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	108,382 USD	(7,245)
Gemdale Corp.	07/12/22	M	0.51%	Credit Suisse International	107,759 USD	(7,171)
Genmark Diagnostics, Inc.	03/17/23	M	0.61%	JPMorgan Chase Bank, N.A.	18,248,888 USD	(73,129)
Georgian Government Bonds	09/22/21	M	0.00%	Credit Suisse International	19,496,205 USD	667,997
Ggfpbnd1 Swap	01/30/23	M	0.00%	Goldman Sachs International	298,507,849 USD	(789,032)
Ght Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	159,756 USD	(5,229)
Ght Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	159,209 USD	(5,314)
Giant Network Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	191 USD	(3)
Gigadevice Semiconductor, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	78,132 USD	74
Gigadevice Semiconductor, Inc.	07/12/22	M	0.51%	Credit Suisse International	77,587 USD	98
Glarun Technology Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	257,901 USD	(3,976)
Glarun Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	255,204 USD	(3,855)
Goertek, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	176,477 USD	4,937
Goertek, Inc.	07/12/22	M	0.51%	Credit Suisse International	174,014 USD	4,915
Goldenmax International Technology Ltd.	07/12/22	M	0.51%	Credit Suisse International	135 USD	1
Greattown Holdings Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,268 USD	(371)
Greattown Holdings Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,205 USD	(365)
Greenland Holdings Corp. Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	155,650 USD	(1,914)
Greenland Holdings Corp. Ltd.	07/12/22	M	0.51%	Credit Suisse International	155,275 USD	(1,944)
Grubhub, Inc.	06/15/22	M	0.36%	Goldman Sachs International	10,314,476 USD	(478,676)
GS Custom 499 Basket Swap	06/22/21	M	10.71%	Goldman Sachs International	148,023,221 USD	(2,577,057)
GSENREU0 Swap	10/05/22	M	0.36%	Goldman Sachs International	20,520,498 USD	155,551
GSISMES4 Swap	11/03/22	M	0.00%	Goldman Sachs International	24,239,077 USD	(10,772)
GSISMNQ4 Swap	11/03/22	M	0.00%	Goldman Sachs International	26,874,688 USD	(93,590)
GSISMRT4 Swap	11/03/22	M	0.00%	Goldman Sachs International	3,200,083 USD	25,734
Guangdong Baolihua New Energy Stock Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	81 USD	(4)
Guangdong Baolihua New Energy Stock Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	69 USD	(3)
Guangdong Chant Group, Inc.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	179,562 USD	(968)
Guangdong Chant Group, Inc.	07/12/22	M	0.51%	Credit Suisse International	177,756 USD	(973)
Guangdong Dongpeng Holdings Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,045 USD	(75)
Guangdong Dongpeng Holdings Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,045 USD	(76)
Guangdong Ellington Electronics Technology Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,151 USD	(168)
Guangdong Ellington Electronics Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,057 USD	(163)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Guangdong Fenghua Advanced A	07/12/22	M	0.51%	Credit Suisse International	75 USD	$6
Guangdong Haid Group Co Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	23,673 USD	1,316
Guangdong Haid Group Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	20,264 USD	1,155
Guangdong Jia Yuan Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	177,057 USD	4,517
Guangdong Jia Yuan Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	175,280 USD	4,535
Guangdong Jingyi Metal Co Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,929 USD	(428)
Guangdong Jingyi Metal Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,926 USD	(425)
Guangdong Jinma Entertainment corp. Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,028 USD	(907)
Guangdong Jinma Entertainment corp. Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,024 USD	(904)
Guangdong Kinlong Hardware Products Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	199,305 USD	551
Guangdong Kinlong Hardware Products Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	199,286 USD	570
GuangDong PaiSheng Intelligent Technology Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	10,771 USD	(902)
GuangDong PaiSheng Intelligent Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	10,663 USD	(890)
Guangdong Sirio Pharma Co Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	97,696 USD	1,912
Guangdong Sirio Pharma Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	96,675 USD	2,477
Guangdong South New Media Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	185 USD	(8)
Guangdong South New Media Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	746 USD	(33)
Guangdong Tapai Group Co Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,004 USD	8
Guangdong Tapai Group Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,003 USD	9
Guangdong Wencan Die Casting Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	41,839 USD	(281)
Guangdong Wencan Die Casting Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	41,160 USD	(262)
Guangdong Xianglu Tungsten Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	16,721 USD	(805)
Guangdong Xianglu Tungsten Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	16,552 USD	(792)
Guangdong Zhongsheng Pharmaceutical Co.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	37 USD	(1)
Guangxi Liugong Machinery Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,300 USD	57
Guangxi Liugong Machinery Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,299 USD	57
Guangxi Wuzhou Communication Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	25,806 USD	314

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Guangxi Wuzhou Communication Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	25,464 USD	$318
Guangzhou Baiyun International	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,415 USD	(612)
Guangzhou Baiyun International	07/12/22	M	0.51%	Credit Suisse International	11,345 USD	(559)
Guangzhou GRG Metrology & Test Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	8,996 USD	423
Guangzhou GRG Metrology & Test Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	7,994 USD	378
Guangzhou Guangri Stock Co Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	130,847 USD	(1,956)
Guangzhou Guangri Stock Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	130,540 USD	(1,912)
Guangzhou Holike Creative Home Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,576 USD	(135)
Guangzhou Holike Creative Home Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,574 USD	(133)
Guangzhou Jiacheng International	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	141,600 USD	(24,901)
Guangzhou Jiacheng International	07/12/22	M	0.51%	Credit Suisse International	140,966 USD	(24,749)
Guangzhou Kingmed Diagnostics Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	239,701 USD	6,453
Guangzhou Restaurant Group Co., Ltd.	03/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	166,538 USD	4,165
Guangzhou Restaurant Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	164,181 USD	4,204
Guangzhou Shiyuan Electronics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,936 USD	52
Guangzhou Shiyuan Electronics Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,937 USD	51
Guangzhou Sie Consulting Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	145,642 USD	16,436
Guangzhou Sie Consulting Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	144,891 USD	16,289
Guangzhou Tech-Long Packaging Machinery Co Ltd	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,274 USD	7
Guangzhou Tech-Long Packaging Machinery Co Ltd	07/12/22	M	0.51%	Credit Suisse International	11,074 USD	11
Guangzhou Tinci Materials Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,681 USD	(476)
Guangzhou Tinci Materials Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	12,975 USD	(525)
Guangzhou Yuexiu Financial Holdings Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	117 USD	(4)
Guangzhou Zhiguang Electric Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	212,042 USD	(518)
Guangzhou Zhiguang Electric Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	211,064 USD	(468)
Guizhou Bailing Group Pharmaceutical Co., Ltd.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	53 USD	(5)
Guomai Technologies, Inc.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,523 USD	(74)
Guomai Technologies, Inc.	07/12/22	M	0.51%	Credit Suisse International	3,424 USD	(71)
Guosen Securities Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	87 USD	1
Guotai Junan Securities Co Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	217,176 USD	(3,121)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Guotai Junan Securities Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	215,133 USD	$(3,059)
Guoyuan Securities Co., Ltd.	03/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,864 USD	(101)
Guoyuan Securities Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,743 USD	(97)
GW Pharmaceuticals plc	02/07/23	M	0.61%	JPMorgan Chase Bank, N.A.	21,902,722 USD	159,696
Hainan Development Holding Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	167,672 USD	2,207
Hainan Development Holding Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	165,769 USD	2,388
Hangcha Group Co., Ltd.	03/21/23	M	0.47%	JPMorgan Chase Bank, N.A.	144,168 USD	955
Hangcha Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	143,934 USD	999
Hangzhou Advance Gearbox A Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,084 USD	57
Hangzhou Advance Gearbox A Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,083 USD	58
Hangzhou Binjiang Real Estate	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	119,419 USD	(5,104)
Hangzhou Binjiang Real Estate	07/12/22	M	0.51%	Credit Suisse International	119,139 USD	(5,054)
Hangzhou Boiler Group Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5 USD	—
Hangzhou Everfine Photo-E-Info Co., Ltd.	02/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	10,756 USD	(590)
Hangzhou Everfine Photo-E-Info Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	10,618 USD	(579)
Hangzhou First Applied Material Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	325,949 USD	30,535
Hangzhou First Applied Material Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	319,856 USD	30,075
Hangzhou Gaoxin Rubber & Plastic Materials Co., Ltd.	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	14,457 USD	(158)
Hangzhou Gaoxin Rubber & Plastic Materials Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	14,321 USD	(146)
Hangzhou Hopechart IoT Technology Co., Ltd.	01/30/23	M	0.47%	JPMorgan Chase Bank, N.A.	37,338 USD	2,087
Hangzhou Hopechart IoT Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	37,235 USD	2,095
Hangzhou Innover Technology Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,434 USD	(120)
Hangzhou Innover Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,439 USD	(125)
Hangzhou Iron & Steel Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	38,555 USD	(2,356)
Hangzhou Iron & Steel Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	38,179 USD	(2,320)
Hangzhou Nbond Nonwovens Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	47,512 USD	(50)
Hangzhou Nbond Nonwovens Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	47,286 USD	4
Hangzhou Oxygen Plant Group Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	31,306 USD	1,048
Hangzhou Oxygen Plant Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	31,296 USD	1,057
Hangzhou Robam Appliances Co., Ltd.	03/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	125,809 USD	(3,462)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Hangzhou Robam Appliances Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	124,280 USD	$(3,382)
Hangzhou Todaytec Digital Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,741 USD	(213)
Hangzhou Todaytec Digital Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,970 USD	(232)
Hangzhou Xzb Tech Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	31,425 USD	(2,257)
Hangzhou Xzb Tech Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	31,045 USD	(2,219)
Hangzhou Youngsun Intelligent Equipment Co. Ltd	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	27,380 USD	(2,115)
Hangzhou Youngsun Intelligent Equipment Co. Ltd	07/12/22	M	0.51%	Credit Suisse International	27,001 USD	(2,077)
Hans Laser Technology, Inc.	07/12/22	M	0.51%	Credit Suisse International	129 USD	7
Hanshang Group Co Co., Ltd.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	17,994 USD	125
Hanshang Group Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	17,991 USD	128
Harbin Electric Corporation Jiamusi Electric Machine Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	115 USD	1
Harbin Xinguang Optic-Electronics Technology Co., Ltd	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	104,661 USD	(9,099)
Harbin Xinguang Optic-Electronics Technology Co., Ltd	07/12/22	M	0.51%	Credit Suisse International	102,822 USD	(8,906)
Hbis Resources Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	339,412 USD	(15,288)
Hbis Resources Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	338,759 USD	(14,989)
Healthcare Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	149,260 USD	(2,385)
Healthcare Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	148,948 USD	(2,591)
Healthcor 40 Act	08/16/21	1M	0.00%	Morgan Stanley Capital Services LLC	1,700,000 USD	(450,587)
Heilongjiang Agriculture Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,723 USD	(52)
Heilongjiang Agriculture Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,722 USD	(51)
Henan Mingtai Aluminum Industry Co.,Ltd	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	285,404 USD	(99)
Henan Mingtai Aluminum Industry Co.,Ltd	07/12/22	M	0.51%	Credit Suisse International	282,317 USD	43
Henan Qing Shui Yuan Technology Co Ltd	03/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	22,453 USD	(1,893)
Henan Qing Shui Yuan Technology Co Ltd	07/12/22	M	0.51%	Credit Suisse International	22,311 USD	(1,874)
Henan Yuguang Gold & Lead Co Co., Ltd.	04/11/23	M	0.47%	JPMorgan Chase Bank, N.A.	146,190 USD	40
Henan Yuguang Gold & Lead Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	145,842 USD	(50)
Hengdian Group DMEGC Magnetics Co., Ltd	07/12/22	M	0.51%	Credit Suisse International	26 USD	(1)
Hengyi Petrochemical Co Co., Ltd.	01/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	226,044 USD	(20,653)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Hengyi Petrochemical Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	223,514 USD	$(20,358)
Hexing Electrical Co., Ltd.	04/11/23	M	0.00%	JPMorgan Chase Bank, N.A.	12,977 USD	114
Hexing Electrical Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	12,762 USD	97
Hiecise Precision Equipment Co.,Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	18,687 USD	(1,348)
Hiecise Precision Equipment Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	18,425 USD	(1,323)
Hisense Visual Tech Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,259 USD	(74)
Hisense Visual Tech Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,209 USD	(106)
Hithink RoyalFlush Information Network Co., Ltd.	01/25/23	M	0.47%	JPMorgan Chase Bank, N.A.	336,765 USD	(5,924)
Hithink RoyalFlush Information Network Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	331,466 USD	(5,725)
HMS Holdings Corp.	01/19/23	M	0.61%	JPMorgan Chase Bank, N.A.	2,373,545 USD	8,051
HMS Holdings Corp.	12/23/22	M	0.36%	Goldman Sachs International	21,115,640 USD	71,627
Hongfa Technology Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	195,297 USD	2,901
Hongfa Technology Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	194,559 USD	2,810
Huafa Industrial Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,858 USD	(43)
Huafa Industrial Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,857 USD	(42)
Huafon Chemical Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,324 USD	(76)
Huafon Chemical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	7,405 USD	(87)
Huaibei Mining Holdings Co Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,923 USD	(165)
Huaibei Mining Holdings Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,922 USD	(164)
Hualan Biological Engineering, Inc.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	94,552 USD	(1,166)
Hualan Biological Engineering, Inc.	07/12/22	M	0.51%	Credit Suisse International	93,959 USD	(1,179)
Huaneng Power International, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	16 USD	(1)
Huapont Life Sciences Co Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	167 USD	(2)
Huapont Life Sciences Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	166 USD	(2)
Huaxin Cement Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,398 USD	137
Huaxin Cement Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,397 USD	138
Huayu Automotive Systems Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	125,091 USD	3,611
Huayu Automotive Systems Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	123,867 USD	3,573
Hubei Century Network Technology Co. Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,534 USD	(247)
Hubei Century Network Technology Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,529 USD	(243)
Hubei Jumpcan Pharmaceutical Co.,Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,213 USD	(81)
Hubei Jumpcan Pharmaceutical Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,213 USD	(80)
Hubei Kaile Science and Technology Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	108 USD	(2)
Hubei TKD Crystal Electronic Science & Technology Co. Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,127 USD	308

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Hubei TKD Crystal Electronic Science & Technology Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,795 USD	$304
Hubei Xingfa Chemicals Group Co.,Ltd	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	437,637 USD	1,466
Hubei Xingfa Chemicals Group Co.,Ltd	07/12/22	M	0.51%	Credit Suisse International	434,831 USD	1,144
Huizhou Desay Sv Automotive Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	371,944 USD	6,787
Huizhou Desay Sv Automotive Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	369,911 USD	6,883
Hunan Chendian International Development co.,ltd	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	13,039 USD	1,489
Hunan Chendian International Development co.,ltd	07/12/22	M	0.51%	Credit Suisse International	12,934 USD	1,480
Hunan Haili Chemical Industry Co.,Ltd	01/30/23	M	0.47%	JPMorgan Chase Bank, N.A.	167,298 USD	(1,484)
Hunan Haili Chemical Industry Co.,Ltd	07/12/22	M	0.51%	Credit Suisse International	166,090 USD	(1,271)
Hunan Jiudian Pharmaceutical Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	386 USD	21
Hunan Jiudian Pharmaceutical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	386 USD	21
Hunan Oil Pump Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	41,896 USD	218
Hunan Oil Pump Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	41,426 USD	199
Hunan Sunday Science and Technology Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	36,990 USD	(2,080)
Hunan Sunday Science and Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	36,872 USD	(2,062)
Hunan TV & Broadcast Intermediary Co. Ltd.	02/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	53,993 USD	(845)
Hunan TV & Broadcast Intermediary Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	53,199 USD	(816)
Hunan Zhenghong Science & Technology Development Co. Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	51,205 USD	427
Hunan Zhenghong Science & Technology Development Co. Ltd.	07/12/22	M	0.00%	Credit Suisse International	50,478 USD	429
Hundsun Technologies, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	25,509 USD	(1,162)
Hundsun Technologies, Inc.	07/12/22	M	0.51%	Credit Suisse International	25,770 USD	(1,166)
Huolinhe Opencut Coal Ind Corp. Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	161 USD	(8)
Huolinhe Opencut Coal Ind Corp. Ltd.	07/12/22	M	0.51%	Credit Suisse International	161 USD	(8)
Hvsen Biotechnology Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	626 USD	3
Ind & Comm Bank of China	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,663 USD	70
Ind & Comm Bank of China	07/12/22	M	0.51%	Credit Suisse International	4,578 USD	70
Indonesian Government Bond	05/18/21	3M	0.00%	Bank of America, N.A.	7,344,615 USD	517,966
Indonesian Government Bond	05/21/21	3M	0.00%	Bank of America, N.A.	2,331,507 USD	298,929
Indonesian Government Bond	02/18/22	3M	0.00%	Bank of America, N.A.	80,241 USD	(4,544)
Industrial Bank Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	135,775 USD	1,672
Industrial Bank Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	131,378 USD	1,659
Inner Mongolia Furui Medical Science Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,272 USD	(1,336)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Inner Mongolia Furui Medical Science Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	21,006 USD	$(1,312)
Inner Mongolia Xingye Mining Co., Ltd.	02/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	103 USD	(10)
Inphi Corp.	11/02/22	M	0.61%	JPMorgan Chase Bank, N.A.	26,919,295 USD	2,136,736
Inventronics (Hangzhou), Inc.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	159,029 USD	(2,721)
Inventronics (Hangzhou), Inc.	07/12/22	M	0.00%	Credit Suisse International	157,960 USD	(2,672)
Jafron Biomedical Co., Ltd.	03/21/23	M	0.47%	JPMorgan Chase Bank, N.A.	354,864 USD	12,475
Jafron Biomedical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	350,536 USD	12,363
Jason Furniture (Hangzhou) Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	135,619 USD	1,438
Jason Furniture (Hangzhou) Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	134,324 USD	1,454
Jiangshan Oupai Door Industry Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	197,125 USD	9,305
Jiangshan Oupai Door Industry Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	193,805 USD	9,212
Jiangsu Beiren Robot System Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,261 USD	(178)
Jiangsu Beiren Robot System Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,381 USD	(129)
Jiangsu Canlon Building Materials Co.,Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	157,336 USD	7,972
Jiangsu Canlon Building Materials Co.,Ltd.	07/12/22	M	0.00%	Credit Suisse International	156,672 USD	7,983
Jiangsu Changshu Rural Commercial Bank Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	114,452 USD	(5,119)
Jiangsu Changshu Rural Commercial Bank Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	101,215 USD	(4,496)
Jiangsu Cnano Technology Co Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	24,923 USD	(2,060)
Jiangsu Cnano Technology Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	22,715 USD	(1,870)
Jiangsu Dongzhu Landscape Co Ltd	07/12/22	M	0.51%	Credit Suisse International	124 USD	(10)
Jiangsu Eazytec Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	207 USD	(9)
Jiangsu Fengshan Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	170 USD	1
Jiangsu Gaoke Petrochemical Co Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	78,783 USD	(1,105)
Jiangsu Gaoke Petrochemical Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	78,422 USD	(1,075)
Jiangsu Guomao Reducer Co Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	231,091 USD	664
Jiangsu Guomao Reducer Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	228,736 USD	730
Jiangsu Hengli Hydraulic Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	182,056 USD	5,946
Jiangsu Hongda New Material CO., Ltd	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	26,043 USD	(43)
Jiangsu Hongda New Material CO., Ltd	07/12/22	M	0.00%	Credit Suisse International	25,787 USD	(38)
Jiangsu King’s Luck Brewery JSC Ltd	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,785 USD	1,412
Jiangsu King’s Luck Brewery JSC Ltd	07/12/22	M	0.51%	Credit Suisse International	24,607 USD	1,583

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Jiangsu Lidao New Material Co., Ltd.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	13,511 USD	$(572)
Jiangsu Lidao New Material Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	13,355 USD	(561)
Jiangsu Lopal Tech Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,376 USD	(5)
Jiangsu Lopal Tech Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,376 USD	(5)
Jiangsu Pacific Precision Forging Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	10 USD	(2)
Jiangsu Rainbow Heavy Industries Co ., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	24,508 USD	(1,490)
Jiangsu Rainbow Heavy Industries Co ., Ltd.	07/12/22	M	0.51%	Credit Suisse International	24,116 USD	(1,458)
Jiangsu Shuangxing Color Plastic New Materials Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	150,428 USD	(4,573)
Jiangsu Shuangxing Color Plastic New Materials Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	149,964 USD	(4,459)
Jiangsu Tianmu Lake Tourism Co.,Ltd.	03/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	48,040 USD	(178)
Jiangsu Tianmu Lake Tourism Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	47,945 USD	(161)
Jiangsu Xinri E-Vehicle Co., Ltd.	02/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	45,738 USD	(12)
Jiangsu Xinri E-Vehicle Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	45,060 USD	4
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	184 USD	(4)
Jiangsu Zhongnan Construction Group Co. Ltd.	01/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	223,621 USD	(6,701)
Jiangsu Zhongnan Construction Group Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	221,369 USD	(6,622)
Jiangsu Zhongtian Technology Co., Ltd.	03/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	192,971 USD	(7,990)
Jiangsu Zhongtian Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	190,405 USD	(7,869)
Jiangsu Zitian Media Technology Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,973 USD	(2,087)
Jiangsu Zitian Media Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	21,087 USD	(1,996)
Jiangxi Ganyue Expressway Co Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	43 USD	—
Jiangxi Hongcheng Environm A	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	38,035 USD	86
Jiangxi Hongcheng Environm A	07/12/22	M	0.51%	Credit Suisse International	37,711 USD	91
Jiangxi Selmon Industrial Co Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,827 USD	(420)
Jiangxi Selmon Industrial Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,738 USD	(412)
Jiangyin Hengrun Heavy Industries Co., Ltd	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	105,595 USD	656
Jiangyin Hengrun Heavy Industries Co., Ltd	07/12/22	M	0.00%	Credit Suisse International	104,426 USD	648
Jiayou International Logistics Co.,Ltd	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	83,800 USD	842
Jiayou International Logistics Co.,Ltd	07/12/22	M	0.51%	Credit Suisse International	83,450 USD	857
Jingjin Environmental Protection Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	47,418 USD	(2,204)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Jingjin Environmental Protection Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	46,739 USD	$(2,144)
Jinhua Chunguang Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	65,219 USD	1,828
Jinhua Chunguang Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	64,618 USD	1,830
Jinhui Liquor Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,112 USD	(13)
Jinhui Liquor Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,113 USD	(14)
Jinke Properties Group Co. Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	87,051 USD	(6,021)
Jinke Properties Group Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	86,052 USD	(5,927)
Jinyu Bio-Technology Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	224,091 USD	(12,146)
Jinyu Bio-Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	221,877 USD	(11,973)
Jl Mag Rare Earth Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	176,669 USD	(4,056)
Jl Mag Rare Earth Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	173,854 USD	(3,981)
Joeone Co., Ltd.	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	10,171 USD	62
Joeone Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	10,171 USD	62
Joinn Laboratories (China) Co., Ltd.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,757 USD	426
Joinn Laboratories (China) Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,093 USD	356
Jones Tech PLC	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	30,389 USD	(1,739)
Jones Tech PLC	07/12/22	M	0.51%	Credit Suisse International	29,772 USD	(1,695)
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	455,179 USD	(4,495)
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	452,818 USD	(4,351)
Joyoung Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	115,981 USD	2,388
Joyoung Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	114,476 USD	2,484
Juewei Food Co., Ltd.	03/21/23	M	0.47%	JPMorgan Chase Bank, N.A.	269,624 USD	8,774
Juewei Food Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	266,128 USD	8,747
Juneyao Airlines Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	161,656 USD	(1,505)
Juneyao Airlines Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	159,560 USD	(1,474)
Kaiser (China) Culture Co., Ltd.	04/05/23	M	0.00%	JPMorgan Chase Bank, N.A.	2,442 USD	(13)
Kaiser (China) Culture Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	2,320 USD	(16)
Kaiyuan Education Technology Group Co., Ltd.	02/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,819 USD	(742)
Kaiyuan Education Technology Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,651 USD	(726)
Kansas City Southern	03/24/23	M	0.61%	JPMorgan Chase Bank, N.A.	28,523,591 USD	1,652,494
KBC Corp Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,126 USD	27
KBC Corp Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,562 USD	15
Keshun Waterproof Technologies Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	14,665 USD	(184)
Keshun Waterproof Technologies Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	14,661 USD	(179)
Kingclean Electric Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,862 USD	275
Kingclean Electric Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,861 USD	276
Kingfa Sci.+ Tech Co., Ltd.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	88,070 USD	(5,271)
Kingfa Sci.+ Tech Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	87,690 USD	(5,222)
Kingsemi Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	900 USD	(58)
Kuaijishan Shaoxing Rice Wine Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	78 USD	—
Kunshan Kersen Science & Technology co., Ltd.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	58,212 USD	(601)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Kunshan Kersen Science & Technology co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	57,640 USD	$(577)
Kweichow Moutai Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	46,471 USD	115
Kweichow Moutai Co., Ltd. A	07/12/22	M	0.51%	Credit Suisse International	30,563 USD	85
Lafang China Co., Ltd.	03/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	29,259 USD	(1,076)
Lafang China Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	29,018 USD	(1,075)
Ledman Optoelectronic Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	10,031 USD	(786)
Ledman Optoelectronic Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,860 USD	(769)
Leon Technology Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	1 USD	—
Lianhe Chemical Technology Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,479 USD	34
Lianhe Chemical Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,479 USD	34
Lier Chemical Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	68,275 USD	(3,298)
Lier Chemical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	64,375 USD	(3,091)
LingNan Eco and Culture-Tourism Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	29,782 USD	(827)
LingNan Eco and Culture-Tourism Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	29,479 USD	(816)
Lingyi Itech Guangdong Co Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,887 USD	(1,546)
Lingyi Itech Guangdong Co Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	20,242 USD	(1,424)
Liuzhou Iron & Steel Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,254 USD	(440)
Liuzhou Iron & Steel Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,252 USD	(438)
Livzon Pharmaceutical Group	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,382 USD	65
Livzon Pharmaceutical Group	07/12/22	M	0.51%	Credit Suisse International	3,765 USD	57
Loncin Motor Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,768 USD	(468)
Loncin Motor Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,661 USD	(460)
LONGi Green Energy Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	34,793 USD	2,797
LONGi Green Energy Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	38,554 USD	3,063
Longjian Road & Bridge Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,513 USD	118
Longjian Road & Bridge Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,466 USD	119
Longyan Zhuoyue New Energy Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,396 USD	(702)
Longyan Zhuoyue New Energy Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,649 USD	(734)
Lucky Harvest Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	59,775 USD	(1,484)
Lucky Harvest Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	59,196 USD	(1,450)
Luoyang Glass Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	156,958 USD	1,809
Luoyang Glass Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	156,022 USD	1,941
Luoyang Jalon Micro-nano New Materials Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,314 USD	250
Luoyang Jalon Micro-nano New Materials Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,892 USD	192
Luoyang Xinqianglian Slew Bearing Co. Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	151,964 USD	(13,007)
Luoyang Xinqianglian Slew Bearing Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	151,984 USD	(13,026)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Luxi Chemical Group Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	120,600 USD	$3,782
Luxi Chemical Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	119,622 USD	3,813
Maanshan Iron & Steel Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,749 USD	157
Maanshan Iron & Steel Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,747 USD	158
Maccura Biotech Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	196,744 USD	5,191
Maccura Biotech Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	194,395 USD	5,191
Macrolink Culturaltainment Development Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	51,051 USD	(3,365)
Macrolink Culturaltainment Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	50,745 USD	(3,330)
Magellan Health, Inc.	01/19/23	M	0.61%	JPMorgan Chase Bank, N.A.	10,042,873 USD	(11,834)
Magellan Health, Inc.	01/06/23	M	0.36%	Goldman Sachs International	11,577,454 USD	(13,642)
Mango Excellent Media Co.,Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	186,455 USD	7,083
Mango Excellent Media Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	182,374 USD	6,988
Masterwork Group Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,182 USD	(214)
Masterwork Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,181 USD	(213)
Maxim Integrated Products	07/15/22	M	0.36%	Goldman Sachs International	26,736,178 USD	209,383
Maxscend Microelectronics Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	151,536 USD	6,405
Maxscend Microelectronics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	151,488 USD	6,453
Meinian Onehealth Healthcare Holdings Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	20,022 USD	443
Meinian Onehealth Healthcare Holdings Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	18,176 USD	408
Metro Land Corp. Ltd.	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	62,943 USD	668
Metro Land Corp. Ltd.	07/12/22	M	0.00%	Credit Suisse International	62,143 USD	652
Ming Yang Smart Energy Group Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	209,748 USD	(9,125)
Ming Yang Smart Energy Group Ltd.	07/12/22	M	0.51%	Credit Suisse International	207,608 USD	(9,001)
Mingchen Health Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	345 USD	14
Montage Technology Co., Ltd.	02/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,002 USD	(267)
Montage Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,001 USD	(266)
Montage Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	58,606 USD	(3,923)
Montage Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	58,865 USD	(3,921)
Ms Intraday Trend Swap	10/25/22	M	0.15%	Morgan Stanley Capital Services LLC	240,373,191 USD	276,470
Mts Systems Corp.	12/13/22	M	0.36%	Goldman Sachs International	2,737,415 USD	(4,227)
Mys Group Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,379 USD	(242)
Mys Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,320 USD	(238)
Nanjing Chervon Auto Precision Technology Co., Ltd	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	63,743 USD	1,184
Nanjing Chervon Auto Precision Technology Co., Ltd	07/12/22	M	0.00%	Credit Suisse International	63,494 USD	1,190
Nanjing Gaoke Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,037 USD	(40)
Nanjing Gaoke Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,880 USD	(37)
Nanjing Hanrui Cobalt Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	193,722 USD	809
Nanjing Hanrui Cobalt Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	191,377 USD	836
Nanjing Iron and Steel Group Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	29,332 USD	2,069
Nanjing Iron and Steel Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	29,046 USD	2,008

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Nanjing Julong Science & Technology Co.,Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	53,933 USD	$(4,257)
Nanjing Julong Science & Technology Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	53,405 USD	(4,221)
Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,748 USD	(30)
Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,519 USD	(27)
Nari Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	273 USD	(7)
Navistar International Corp.	11/14/22	M	0.36%	Goldman Sachs International	22,120,760 USD	(20,078)
Navtech, Inc.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	201 USD	3
Neway Valve Suzhou Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	47,566 USD	(4,132)
Neway Valve Suzhou Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	47,113 USD	(4,078)
Ninestar Corp.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,814 USD	(367)
Ninestar Corp.	07/12/22	M	0.51%	Credit Suisse International	6,411 USD	(343)
Ningbo Henghe Mould Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	19,361 USD	(1,340)
Ningbo Henghe Mould Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	19,133 USD	(1,318)
Ningbo Huaxiang Electronic Co., Ltd.	04/05/23	M	0.00%	JPMorgan Chase Bank, N.A.	72,177 USD	88
Ningbo Huaxiang Electronic Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	71,248 USD	1
Ningbo Lehui International Engineering Equipment Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	26,065 USD	154
Ningbo Lehui International Engineering Equipment Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	26,056 USD	163
Ningbo Ligong Environment And Energy Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	19,646 USD	(706)
Ningbo Ligong Environment And Energy Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	19,279 USD	(686)
Ningbo Peacebird Fashion Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	379 USD	75
Ningbo Ronbay New Energy Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	118,311 USD	5,502
Ningbo Ronbay New Energy Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	119,484 USD	5,600
Ningbo Tuopu Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	184,420 USD	(258)
Ningbo Tuopu Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	181,853 USD	(242)
Ningxia Baofeng Energy Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,917 USD	356
Ningxia Baofeng Energy Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,134 USD	334
NKY Medical Holdings Ltd.	02/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,619 USD	(561)
NKY Medical Holdings Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,444 USD	(548)
NWI Basmf	08/16/21	1M	0.00%	Morgan Stanley Capital Services LLC	1,629,464 USD	(3,100,535)
Ob Telecom Electronics Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,140 USD	(427)
Ob Telecom Electronics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	7,056 USD	(420)
Ocean’s King Lighting Science & Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,590 USD	(235)
Ocean’s King Lighting Science & Technology Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,592 USD	(238)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Oceanwide Holdings Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	67,940 USD	$(5,263)
Oceanwide Holdings Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	67,555 USD	(5,214)
Offshore Oil Engineering Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,475 USD	(1,434)
Offshore Oil Engineering Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	21,172 USD	(1,407)
Oppein Home Group Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	454,477 USD	(6,076)
Oppein Home Group Inc.	07/12/22	M	0.51%	Credit Suisse International	448,277 USD	(5,863)
Opple Lighting Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	424 USD	2
Org Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	157,731 USD	(7,239)
Org Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	156,439 USD	(7,145)
Orient Securities Co., Ltd.	01/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	55,735 USD	(4,710)
Orient Securities Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	55,222 USD	(4,671)
Ovctek China Inc.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,092 USD	784
Ovctek China Inc.	07/12/22	M	0.51%	Credit Suisse International	3,654 USD	472
PCI-SUNTEK Payment Technology Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	2 USD	—
People’s United Financial, Inc.	02/24/23	M	0.61%	JPMorgan Chase Bank, N.A.	22,556,225 USD	568,427
Perspecta Inc.	01/31/23	M	0.36%	Goldman Sachs International	28,162,447 USD	(67,698)
PharmaBlock Sciences (Nanjing), Inc.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,648 USD	132
PharmaBlock Sciences (Nanjing), Inc.	07/12/22	M	0.51%	Credit Suisse International	11,648 USD	132
Pharmaron Beijing Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	241,069 USD	52,262
Pharmaron Beijing Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	239,810 USD	52,081
Ping An Bank Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	14,568 USD	207
Ping An Bank Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	13,570 USD	197
Ping An Health Insurance Company of China, Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	58,863 USD	(1,233)
Ping An Health Insurance Company of China, Ltd.	07/12/22	M	0.51%	Credit Suisse International	57,618 USD	(1,189)
Pnc Process Systems Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	169,411 USD	323
Pnc Process Systems Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	167,604 USD	249
Pnm Resources, Inc.	10/25/22	M	0.61%	JPMorgan Chase Bank, N.A.	26,753,996 USD	49,180
Poly Union Chemical Holding Group Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	19,557 USD	(81)
Poly Union Chemical Holding Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	19,347 USD	(73)
Porton Pharma Solutions Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	198,424 USD	31,990
Porton Pharma Solutions Ltd.	07/12/22	M	0.51%	Credit Suisse International	189,860 USD	30,887
Pra Health Sciences, Inc.	02/28/23	M	0.61%	JPMorgan Chase Bank, N.A.	29,539,438 USD	754,737
Primeton Information Technologies, Inc.	07/12/22	M	0.51%	Credit Suisse International	5,867 USD	(194)
Primeton Information Technologies, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,854 USD	(229)
Proya Cosmetics Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,532 USD	24
Pulike Biological Engineering, Inc.	03/21/23	M	0.47%	JPMorgan Chase Bank, N.A.	84,150 USD	(3,586)
Pulike Biological Engineering, Inc.	07/12/22	M	0.51%	Credit Suisse International	83,797 USD	(3,544)
Pylon Technologies Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	86,601 USD	(5,897)
Pylon Technologies Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	107,663 USD	(7,296)
Qi An Xin Technology Group, Inc.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	252 USD	(35)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Qianhe Condiment and Food Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,243 USD	$15
Qianhe Condiment and Food Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,242 USD	15
QITIAN Technology Group Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	13,536 USD	(1,571)
QITIAN Technology Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	13,472 USD	(1,559)
QuakeSafe Technologies Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	237 USD	16
Quectel Wireless Solutions Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	254,394 USD	(14,852)
Quectel Wireless Solutions Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	254,314 USD	(14,771)
QuMei Home Furnishings Group Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	93,881 USD	2,878
QuMei Home Furnishings Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	92,936 USD	2,831
Raytron Technology Co., Ltd. A	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,323 USD	3
Raytron Technology Co., Ltd. A	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,646 USD	7
Raytron Technology Co., Ltd. A	07/12/22	M	0.51%	Credit Suisse International	2,267 USD	6
Realcan Pharmaceutical Group Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	416 USD	(3)
Realcan Pharmaceutical Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	416 USD	(3)
Red Avenue New Materials Group Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	138,871 USD	1,110
Red Avenue New Materials Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	137,785 USD	1,834
Renhe Pharmacy Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	55,332 USD	(2,355)
Renhe Pharmacy Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	54,926 USD	(2,359)
Repsol S.A	05/25/22	M	0.19%	Morgan Stanley Capital Services LLC	260,832 EUR	—
Rongsheng Petrochemical Co., Ltd.	01/23/23	M	0.47%	JPMorgan Chase Bank, N.A.	411,171 USD	(11,494)
Rongsheng Petrochemical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	410,865 USD	(11,315)
Rongyu Group Co., Ltd.	02/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	15,945 USD	(1,179)
Rongyu Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	15,720 USD	(1,157)
RSA Insurance Group PLC	02/07/23	M	0.60%	JPMorgan Chase Bank, N.A.	559,891 GBP	—
RSA Insurance Group PLC	11/22/22	M	0.45%	Goldman Sachs International	12,798,680 GBP	—
Ruida Futures Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	60,741 USD	(1,812)
Ruida Futures Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	60,420 USD	(1,809)
Sailun Group Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	26 USD	(1)
Sanquan Food Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	182,505 USD	1,423
Sanquan Food Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	179,726 USD	1,441
Sansteel Minguang Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	277,136 USD	(8,046)
Sansteel Minguang Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	276,273 USD	(8,091)
Sanxiang Impression Co., Ltd.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,629 USD	(320)
Sanxiang Impression Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	7,495 USD	(312)
Sany Heavy Industry Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	24,883 USD	(1,960)
Sany Heavy Industry Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	27,702 USD	(2,174)
Sdic Capital Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	31,056 USD	(465)
Sdic Capital Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	30,662 USD	(461)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Seazen Holdings Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	280,000 USD	$4,387
Seazen Holdings Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	279,912 USD	4,475
Seiga Mix	12/27/21	1M	0.00%	Morgan Stanley Capital Services LLC	1,500,000 USD	(3,285,602)
Sg Micro Corp.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	19,883 USD	1,288
Sg Micro Corp.	07/12/22	M	0.51%	Credit Suisse International	19,214 USD	1,251
Shaanxi Construction Machinery Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	117 USD	(22)
Shan Xi Hua Yang Group New Energy Co.,Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,091 USD	(3)
Shan Xi Hua Yang Group New Energy Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,936 USD	(2)
Shandong Bohui Paper Industry Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	165,121 USD	14,866
Shandong Bohui Paper Industry Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	164,196 USD	14,759
Shandong Buchang Pharmaceuticals Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,547 USD	(65)
Shandong Buchang Pharmaceuticals Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,192 USD	(57)
Shandong Chenming Paper Holdings Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	160 USD	(5)
Shandong Chenming Paper Holdings Ltd.	07/12/22	M	0.51%	Credit Suisse International	160 USD	(5)
Shandong Donghong Pipe Industry Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	128,860 USD	(5,284)
Shandong Donghong Pipe Industry Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	128,584 USD	(5,243)
Shandong Head Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	55,745 USD	3,787
Shandong Head Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	51,284 USD	3,503
Shandong Hi Speed Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,484 USD	(121)
Shandong Hi Speed Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,284 USD	(113)
Shandong Hualu-Hengsheng Chemical Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	81,198 USD	2,437
Shandong Hualu-Hengsheng Chemical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	80,617 USD	2,446
Shandong Jinjing Science & Technology Stock Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	168,958 USD	(400)
Shandong Jinjing Science & Technology Stock Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	167,304 USD	(372)
Shandong Linglong Tyre Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	386 USD	(7)
Shandong Longda Meat Foodstuff Co., Ltd.	01/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,112 USD	(1,187)
Shandong Longda Meat Foodstuff Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	19,817 USD	(1,109)
Shandong Lubei Chemical Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	49,631 USD	(19)
Shandong Lubei Chemical Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	49,133 USD	(47)
Shandong Pharmaceutical Glass Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	373 USD	2
Shandong Shida Shenghua Chemical Group Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,172 USD	(60)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Shandong Shida Shenghua Chemical Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,073 USD	$(25)
Shandong Sunway Petrochemical Engineering Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	147,518 USD	1,873
Shandong Sunway Petrochemical Engineering Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	147,194 USD	1,928
Shandong Yanggu Huatai Chemical Co., Ltd.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	34,665 USD	(4,252)
Shandong Yanggu Huatai Chemical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	32,704 USD	(4,001)
Shanghai Aiko Solar Energy Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	150,433 USD	(3,007)
Shanghai Aiko Solar Energy Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	150,196 USD	(2,955)
Shanghai Bailian Group Co.,Ltd.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	39 USD	(1)
Shanghai Bailian Group Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	83 USD	(2)
Shanghai Bairun Investment Holding Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,075 USD	170
Shanghai Bairun Investment Holding Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,551 USD	129
Shanghai Baosight Software Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	91,630 USD	6,422
Shanghai Baosight Software Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	89,936 USD	6,333
Shanghai Belling Co., Ltd.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	24,553 USD	983
Shanghai Belling Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	24,023 USD	970
Shanghai Bright Power Semiconductor Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,082 USD	202
Shanghai CDXJ Digital Technology Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,840 USD	(194)
Shanghai CDXJ Digital Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,608 USD	(187)
Shanghai Daimay Automotive Interior Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	22,474 USD	(90)
Shanghai Daimay Automotive Interior Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	22,467 USD	(83)
Shanghai Fengyuzhu Culture Technology Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	74,034 USD	(3,567)
Shanghai Fengyuzhu Culture Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	73,990 USD	(3,522)
Shanghai Haishun New Pharmaceutical Packaging Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	36,607 USD	(197)
Shanghai Haishun New Pharmaceutical Packaging Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	36,594 USD	(184)
Shanghai Haohai Biological Technology Co., Ltd.	04/11/23	M	0.00%	JPMorgan Chase Bank, N.A.	41,065 USD	(249)
Shanghai Haohai Biological Technology Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	39,192 USD	(233)
Shanghai Haohai Biological Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	684 USD	45
Shanghai Haohai Biological Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,925 USD	127

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Shanghai Huace Navigation Technology Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,010 USD	$124
Shanghai Huace Navigation Technology Ltd.	07/12/22	M	0.00%	Credit Suisse International	19,818 USD	82
Shanghai Jahwa United Co., Ltd.	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	155,625 USD	(3,250)
Shanghai Jahwa United Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	152,584 USD	(3,139)
Shanghai Jinjiang International Investment Management Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	94,753 USD	2,616
Shanghai Jinjiang International Investment Management Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	93,075 USD	2,600
Shanghai Kehua Bio-Engineering co., Ltd.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	130,231 USD	52
Shanghai Kehua Bio-Engineering co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	130,048 USD	92
Shanghai Kelai Mechatronics Engineeering Co. Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	220 USD	(8)
Shanghai Kinetic Co., Ltd.	02/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	29,385 USD	(466)
Shanghai Kinetic Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	28,910 USD	(449)
Shanghai LongYun Media Group Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	27,369 USD	(757)
Shanghai LongYun Media Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	27,172 USD	(751)
Shanghai Mechanical & Electrical Industry Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	293 USD	2
Shanghai Mechanical & Electrical Industry Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	293 USD	2
Shanghai Medicilon, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,856 USD	1,177
Shanghai Medicilon, Inc.	07/12/22	M	0.51%	Credit Suisse International	6,422 USD	964
Shanghai Moons’ Electric Co,. Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	10,233 USD	(360)
Shanghai Moons’ Electric Co,. Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,992 USD	(349)
Shanghai Nar Industrial Co Ltd	01/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,620 USD	(785)
Shanghai Nar Industrial Co Ltd	07/12/22	M	0.51%	Credit Suisse International	6,363 USD	(753)
Shanghai Pudong Construction Co., Ltd.	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	37 USD	—
Shanghai Pudong International Airport	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,322 USD	(1,006)
Shanghai Pudong International Airport	07/12/22	M	0.51%	Credit Suisse International	19,461 USD	(912)
Shanghai Runda Medical Technology Co., Ltd	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	50 USD	3
Shanghai Shen Lian Biomedical Corp.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,125 USD	(594)
Shanghai Shen Lian Biomedical Corp.	07/12/22	M	0.51%	Credit Suisse International	5,605 USD	(542)
Shanghai Shenqi Pharmaceutical Investment Management Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,232 USD	(186)
Shanghai Shenqi Pharmaceutical Investment Management Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,160 USD	(182)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Shanghai Shimao Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	923 USD	$(62)
Shanghai Shimao Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	922 USD	(62)
Shanghai Sinyang Semiconductor Materials Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	27,370 USD	(645)
Shanghai Sinyang Semiconductor Materials Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	27,361 USD	(636)
Shanghai Smith Adhesive New Material Co., Ltd.	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	81,413 USD	53
Shanghai Smith Adhesive New Material Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	80,378 USD	66
Shanghai Taisheng Wind Power Equipment Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	160,605 USD	(13,538)
Shanghai Taisheng Wind Power Equipment Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	160,341 USD	(13,461)
Shanghai Weaver Network Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	69,818 USD	5,164
Shanghai Weaver Network Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	72,398 USD	5,362
Shanghai Weihong Electronic Technology Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,757 USD	(50)
Shanghai Weihong Electronic Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	7,461 USD	(50)
Shanghai Welltech Automation Co., Ltd.	04/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	8,997 USD	45
Shanghai Welltech Automation Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,095 USD	49
Shanghai Wondertek Software. Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	93,428 USD	(7,170)
Shanghai Wondertek Software. Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	93,222 USD	(7,203)
Shanghai Xintonglian Packaging Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	23,018 USD	(955)
Shanghai Xintonglian Packaging Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	22,681 USD	(934)
Shanghai Yahong Moulding Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	40 USD	(2)
Shanghai Yongli Belting Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	20,685 USD	(1,170)
Shanghai Yongli Belting Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	20,418 USD	(1,148)
Shanghai Zhangjiang Hi-Tech Park Development Co.,Ltd.	04/11/23	M	0.00%	JPMorgan Chase Bank, N.A.	171,839 USD	687
Shanghai Zhangjiang Hi-Tech Park Development Co.,Ltd.	07/12/22	M	0.00%	Credit Suisse International	170,196 USD	542
Shanxi C&Y Pharmaceutical Group Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	110,188 USD	(5,697)
Shanxi C&Y Pharmaceutical Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	109,113 USD	(5,604)
Shanxi Xinghuacun Fen Wine Factory Co., Ltd.	03/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	237,961 USD	10,814
Shanxi Xinghuacun Fen Wine Factory Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	237,837 USD	10,938
Shanxi Yongdong Chemistry Industry Co., Ltd.	03/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	44,999 USD	(1,637)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Shanxi Yongdong Chemistry Industry Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	44,900 USD	$(1,640)
Shanying Intl Hldg Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	47,814 USD	(75)
Shanying Intl Hldg Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	47,519 USD	(59)
Shaw Communications, Inc.	03/17/23	M	0.96%	JPMorgan Chase Bank, N.A.	23,293,590 CAD	(461,872)
Shenergy Group Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	76,216 USD	(28)
Shenergy Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	75,465 USD	14
Shenma Industry Co., Ltd.	03/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	115,049 USD	(11,640)
Shenma Industry Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	113,699 USD	(11,467)
Shenwan Hongyuan Group Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	79,325 USD	(895)
Shenwan Hongyuan Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	78,227 USD	(858)
Shenzhen Aisidi Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	23,326 USD	(4,301)
Shenzhen Aisidi Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	22,192 USD	(4,086)
Shenzhen Capchem Technology Co., Ltd.	02/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	456 USD	45
Shenzhen Cau Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	18,515 USD	(786)
Shenzhen Cau Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	18,236 USD	(768)
Shenzhen Chipscreen Biosciences Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	158 USD	—
Shenzhen Comix Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	66,675 USD	(3,085)
Shenzhen Comix Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	66,288 USD	(3,047)
Shenzhen Cotran New Material Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	271 USD	(22)
Shenzhen Desay Battery Technology Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	159,246 USD	(10,269)
Shenzhen Desay Battery Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	159,440 USD	(10,452)
Shenzhen Desay Battery Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	30,261 USD	939
Shenzhen Desay Battery Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	28,608 USD	897
Shenzhen Expressway Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,126 USD	200
Shenzhen Expressway Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	4,969 USD	196
Shenzhen Fine Made Electronics Group Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	168,248 USD	7,518
Shenzhen Fine Made Electronics Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	166,031 USD	7,565
Shenzhen Friendcom Technology Development Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	8,805 USD	(815)
Shenzhen Friendcom Technology Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	8,650 USD	(798)
Shenzhen Gas Corp. Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	26,793 USD	(27)
Shenzhen Gas Corp. Ltd.	07/12/22	M	0.00%	Credit Suisse International	26,569 USD	(33)
Shenzhen H&T Intelligent Control Co.,Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	651 USD	(25)
Shenzhen H&T Intelligent Control Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	651 USD	(25)
Shenzhen Infinova Ltd.	03/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	47,573 USD	(31)
Shenzhen Infinova Ltd.	07/12/22	M	0.00%	Credit Suisse International	47,449 USD	(21)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Shenzhen Inovance Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	406,093 USD	$(17,352)
Shenzhen Inovance Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	405,148 USD	(17,189)
Shenzhen Jiang Assoc Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,827 USD	(109)
Shenzhen Jiang Assoc Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,826 USD	(109)
Shenzhen Jinjia Group Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,278 USD	(93)
Shenzhen Jinjia Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,118 USD	(81)
Shenzhen Kaifa Technology Co., Ltd.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	152 USD	(3)
Shenzhen Longood Intelligent Electric Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	45 USD	(3)
Shenzhen Maxonic Automation Control Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	124 USD	(10)
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	16,648 USD	1,618
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	16,706 USD	1,559
Shenzhen MINE Technology CO.,Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,529 USD	(776)
Shenzhen MINE Technology CO.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	12,386 USD	(763)
Shenzhen Neoway Technology Co., Ltd.	02/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,430 USD	(1,003)
Shenzhen Neoway Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	8,294 USD	(879)
Shenzhen New Nanshan Holding (Group) Co.,Ltd,	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	113,238 USD	(1,277)
Shenzhen New Nanshan Holding (Group) Co.,Ltd,	07/12/22	M	0.51%	Credit Suisse International	112,361 USD	(1,247)
Shenzhen Overseas Chinese Town Co.,Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	261,549 USD	32,259
Shenzhen Overseas Chinese Town Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	258,789 USD	32,066
Shenzhen Prince New Materials Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	119,971 USD	7,257
Shenzhen Prince New Materials Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	119,820 USD	7,274
Shenzhen SC New Energy Technology Corp.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	266,620 USD	11,023
Shenzhen SC New Energy Technology Corp.	07/12/22	M	0.51%	Credit Suisse International	262,544 USD	10,140
Shenzhen Sunnypol Optoelectronics Co., Ltd.	03/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	17,603 USD	1,595
Shenzhen Sunnypol Optoelectronics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	15,397 USD	1,401
Shenzhen Sunshine Laser & Electronics Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	133 USD	(1)
Shenzhen Sunxing Light Alloys Materials Co., Ltd.	02/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,109 USD	(138)
Shenzhen Sunxing Light Alloys Materials Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,107 USD	(137)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Shenzhen Tagen Group Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	191 USD	$5
Shenzhen Tagen Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	190 USD	5
Shenzhen Topband Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	10,424 USD	(436)
Shenzhen Topband Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	10,512 USD	(439)
Shenzhen Transsion Holdings Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,620 USD	63
Shenzhen Transsion Holdings Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,243 USD	79
Shenzhen TXD Technology Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	106,375 USD	(141)
Shenzhen TXD Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	105,982 USD	(104)
Shenzhen Urovo Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	2 USD	—
Shenzhen VTdrive Technologies Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,050 USD	(592)
Shenzhen VTdrive Technologies Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	7,047 USD	(590)
Shenzhen World Union Group, Inc.	03/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	71,546 USD	(2,113)
Shenzhen World Union Group, Inc.	07/12/22	M	0.51%	Credit Suisse International	70,914 USD	(2,073)
Shenzhen YUTO Packaging Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	288 USD	(4)
Shijiazhuang Changshan Beiming Technology Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	63,623 USD	(1,561)
Shijiazhuang Changshan Beiming Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	62,741 USD	(1,520)
Shijiazhuang Tonhe Electronics Technologies Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	61,254 USD	(1,199)
Shijiazhuang Tonhe Electronics Technologies Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	60,620 USD	(1,170)
Shijiazhuang Yiling Pharmaceutical Co.,Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	216,911 USD	(659)
Shijiazhuang Yiling Pharmaceutical Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	215,910 USD	(609)
SI-TECH Information Technology Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,429 USD	(207)
SI-TECH Information Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,251 USD	(197)
Sichuan Chuanhuan Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	13,748 USD	(1,145)
Sichuan Chuanhuan Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	13,715 USD	(1,138)
Sichuan Chuantou Energy Co Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,987 USD	73
Sichuan Chuantou Energy Co Ltd.	07/12/22	M	0.00%	Credit Suisse International	2,974 USD	87
Sichuan Dowell Science & Technology, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	139,328 USD	(8,059)
Sichuan Dowell Science & Technology, Inc.	07/12/22	M	0.51%	Credit Suisse International	136,440 USD	(7,846)
Sichuan Huiyuan Optical Communications Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	38,067 USD	888

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Sichuan Huiyuan Optical Communications Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	37,508 USD	$884
Sichuan Kelun Pharmaceutical Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	388,330 USD	(2,906)
Sichuan Kelun Pharmaceutical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	385,590 USD	(2,764)
Sichuan Languang Development Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	134 USD	(6)
Sichuan Languang Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	134 USD	(6)
Sichuan Road & Bridge Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	92,019 USD	(15,623)
Sichuan Road & Bridge Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	90,763 USD	(15,386)
Sichuan Xichang Electric Power Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	111 USD	(24)
Sichuan Xunyou Network Technology Co., Ltd.	02/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	45,141 USD	(2,199)
Sichuan Xunyou Network Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	44,564 USD	(2,156)
Sichuan Zhenjing Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	166,358 USD	1,995
Sichuan Zhenjing Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	164,592 USD	2,537
Sieyuan Electric Co., Ltd.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	65,684 USD	(417)
Sieyuan Electric Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	62,015 USD	(374)
Siltronic AG-Tend	02/24/23	M	0.05%	JPMorgan Chase Bank, N.A.	22,910,999 EUR	(270,805)
Sino Medical Sciences Technology, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	57,966 USD	(5,339)
Sino Medical Sciences Technology, Inc.	07/12/22	M	0.51%	Credit Suisse International	57,590 USD	(5,286)
Sinolink Securities Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	43 USD	2
Sinoma International Engineering Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,464 USD	(306)
Sinoma International Engineering Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,306 USD	(291)
Sinoma Science & Technology Co., Ltd.	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,265 USD	(1,086)
Sinoma Science & Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	8,859 USD	(1,036)
Sinopec Shanghai Petrochemical Co., Ltd.	04/11/23	M	0.00%	JPMorgan Chase Bank, N.A.	70,114 USD	379
Sinopec Shanghai Petrochemical Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	69,408 USD	278
Sinosoft Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	82,947 USD	(690)
Sinosoft Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	82,322 USD	(624)
Slack Technologies, Inc., Class A	12/06/22	M	0.36%	Goldman Sachs International	17,724,336 USD	(73,851)
Solareast Holdings Co., Ltd.	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	100,880 USD	632
Solareast Holdings Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	100,646 USD	648
Songcheng Performance Development Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	141 USD	(1)
Songz Automobile Air Conditioning Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	8,098 USD	(758)
Songz Automobile Air Conditioning Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	8,000 USD	(747)
SonoScape Medical Corp.	04/05/23	M	0.00%	JPMorgan Chase Bank, N.A.	68,851 USD	(85)
SonoScape Medical Corp.	07/12/22	M	0.00%	Credit Suisse International	68,155 USD	(220)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Soochow Securities Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	138,908 USD	$(1,261)
Soochow Securities Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	137,415 USD	(1,240)
South Huiton Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	22,201 USD	(443)
South Huiton Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	21,979 USD	(431)
Spring Airlines Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,292 USD	(1,114)
Spring Airlines Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,289 USD	(1,111)
State Grid Information &Telecommunication Group Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	189,998 USD	(16,147)
State Grid Information &Telecommunication Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	188,299 USD	(15,969)
Strait Innovation Internet Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	169,637 USD	(22,317)
Strait Innovation Internet Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	164,466 USD	(21,586)
Sundy Land Investment Co., Ltd	07/12/22	M	0.51%	Credit Suisse International	5,991 USD	(306)
Sundy Land Investment Co., Ltd	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,076 USD	(313)
Sungrow Power Supply Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	17,634 USD	390
Sungrow Power Supply Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	18,366 USD	436
Suning Universal Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,497 USD	(608)
Suning Universal Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,161 USD	(575)
Sunsea AIoT Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	19,026 USD	(872)
Sunsea AIoT Technology Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	19,192 USD	(885)
Sunstone Development Co., Ltd.	03/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	168,585 USD	(19,412)
Sunstone Development Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	168,383 USD	(19,360)
Suofeiya Home Collection Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,005 USD	(1,460)
Suofeiya Home Collection Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	10,422 USD	(1,380)
Suplet Power Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	174,235 USD	(1,600)
Suplet Power Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	172,382 USD	(1,603)
Suzhou Architecture Research Institute Group Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	82,065 USD	623
Suzhou Architecture Research Institute Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	81,052 USD	635
Suzhou Dongshan Precision Manufacturing Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	191,427 USD	(5,572)
Suzhou Dongshan Precision Manufacturing Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	189,085 USD	(5,466)
Suzhou Electrical Apparatus Science A CAD emy Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	28,203 USD	(246)
Suzhou Electrical Apparatus Science A CAD emy Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	27,899 USD	(237)
Suzhou Etron Technologies Co.,Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	57,852 USD	(911)
Suzhou Etron Technologies Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	57,038 USD	(780)
Suzhou Harmontronics Automation Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	133,283 USD	(7,191)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Suzhou Harmontronics Automation Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	133,069 USD	$(7,135)
Suzhou Huayuan Packaging Co. Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	18,931 USD	(960)
Suzhou Huayuan Packaging Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	18,640 USD	(939)
Suzhou Hyc Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	17,862 USD	(372)
Suzhou Hyc Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	17,073 USD	(349)
Suzhou Industrial Park Heshun Electric Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,002 USD	658
Suzhou Industrial Park Heshun Electric Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,867 USD	655
Suzhou Maxwell Technologies Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	168,213 USD	7,988
Suzhou Maxwell Technologies Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	168,676 USD	7,525
Suzhou New District Hi-Tech Industrial Co., Ltd.	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	33 USD	(1)
Suzhou Secote Precision Electronic Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	53,062 USD	417
Suzhou Secote Precision Electronic Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	52,633 USD	462
Suzhou TFC Optical Communication Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	112,037 USD	6,413
Suzhou TFC Optical Communication Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	110,811 USD	6,379
Suzhou THVOW TechnologyCo., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	78,787 USD	1,333
Suzhou THVOW TechnologyCo., Ltd.	07/12/22	M	0.51%	Credit Suisse International	77,910 USD	1,391
Suzhou TZTEK Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	24 USD	(2)
Suzhou TZTEK Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	614 USD	(42)
Syoung Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	294,941 USD	(21,591)
Syoung Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	294,191 USD	(21,724)
Tangshan Jidong Equipment and Engineering Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,699 USD	241
Tangshan Jidong Equipment and Engineering Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,519 USD	225
Tangshan Port Group Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	118 USD	8
Tangshan Port Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	117 USD	8
TCF Financial Corp.	12/16/22	M	0.36%	Goldman Sachs International	15,199,978 USD	(84,589)
TCL Technology Group Corp.	01/30/23	M	0.47%	JPMorgan Chase Bank, N.A.	339,047 USD	(5,059)
TCL Technology Group Corp.	07/12/22	M	0.51%	Credit Suisse International	338,423 USD	(4,719)
Tech Bank Food Co., Ltd.	04/05/23	M	0.00%	JPMorgan Chase Bank, N.A.	151,028 USD	1,079
Tech Bank Food Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	150,779 USD	831
Tesiro Jewellery, Inc.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,863 USD	650
Tesiro Jewellery, Inc.	07/12/22	M	0.51%	Credit Suisse International	12,657 USD	644
Thinkingdom Media Group Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,090 USD	557
Thinkingdom Media Group Ltd.	07/12/22	M	0.51%	Credit Suisse International	9,087 USD	560
Three’s Company Media Group Co., Ltd.	04/11/23	M	0.00%	JPMorgan Chase Bank, N.A.	172,738 USD	1,850

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Three’s Company Media Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	170,253 USD	$1,681
Thunder Software Technology Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,320 USD	(166)
Thunder Software Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,316 USD	(163)
Tiandi Science & Technology Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	31,997 USD	(1,755)
Tiandi Science & Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	31,553 USD	(1,721)
Tianjin 712 Communication & Broadcasting Co., Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,103 USD	(57)
Tianjin 712 Communication & Broadcasting Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,103 USD	(57)
Tianjin Ringpu Bio-Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	161,214 USD	(10,293)
Tianjin Ringpu Bio-Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	160,315 USD	(10,203)
Tianma Microelectronics Co., Ltd.	01/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	9,633 USD	(235)
Tianma Microelectronics Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,162 USD	(269)
Tianqi Lithium Corp.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	7,650 USD	(734)
Tianqi Lithium Corp.	07/12/22	M	0.51%	Credit Suisse International	8,922 USD	(853)
Tianze Information Industry, Inc.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	79,751 USD	(5,509)
Tianze Information Industry, Inc.	07/12/22	M	0.51%	Credit Suisse International	78,999 USD	(5,434)
Tibet Tianlu Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	52 USD	4
Tikkurila Oyj	12/21/22	M	0.15%	Goldman Sachs International	4,622,333 EUR	(7,995)
Tilray, Inc., Class 2	12/20/22	M	0.61%	JPMorgan Chase Bank, N.A.	1,169,587 USD	(55,476)
Titan Wind Energy (Suzhou) Co., Ltd.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,843 USD	(317)
Titan Wind Energy (Suzhou) Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,538 USD	(296)
Tonghua Dongbao Pharmaceutical Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	213,028 USD	(5,180)
Tonghua Dongbao Pharmaceutical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	212,698 USD	(4,980)
Topchoice Medical Corp.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	26,448 USD	2,175
Topchoice Medical Corp.	07/12/22	M	0.51%	Credit Suisse International	24,711 USD	2,039
Troy Information Technology Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	84 USD	8
TRS Information Technology Co., Ltd.	01/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	293,838 USD	9,695
TRS Information Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	290,999 USD	10,102
Tunghsu Azure Renewable Energy Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	42 USD	3
Ucloud Technology Co., Ltd.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	29,577 USD	(1,362)
Ucloud Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	28,571 USD	(1,306)
Ue Furniture Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	275,718 USD	(15,024)
Ue Furniture Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	272,740 USD	(14,781)
Universal Scientific Industrial Co., Ltd.	02/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	174,081 USD	10,870

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Universal Scientific Industrial Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	172,250 USD	$10,803
Varian Medical Systems, Inc.	08/05/22	M	0.61%	JPMorgan Chase Bank, N.A.	16,616,980 USD	21,678
Varian Medical Systems, Inc.	08/08/22	M	0.36%	Goldman Sachs International	11,042,727 USD	14,406
VCANBIO Cell & Gene Engineering Corp. Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	160 USD	(9)
Visionox Technology, Inc.	07/12/22	M	0.51%	Credit Suisse International	310 USD	(23)
Visionox Technology, Inc.	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	310 USD	(23)
Waddell & Reed Financial, Class A	12/07/22	M	0.36%	Goldman Sachs International	1,236,400 USD	494
Wangfujing Group Co., Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	938 USD	(22)
Wangfujing Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	937 USD	(22)
Wangsu Science & Technology Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	129,096 USD	(104)
Wangsu Science & Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	127,976 USD	(62)
Wanhua Chemical Group Co.,Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	318,284 USD	(13,808)
Wanhua Chemical Group Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	314,864 USD	(13,610)
Weifu High-Technology Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	100,532 USD	619
Weifu High-Technology Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	99,782 USD	646
Western Superconducting Technologies Co.,Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	8,361 USD	(208)
Western Superconducting Technologies Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,326 USD	(155)
Western Superconducting Technologies Co.,Ltd.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	267,982 USD	(6,636)
Western Superconducting Technologies Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	265,558 USD	(6,494)
Will Semiconductor Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	70,670 USD	(175)
Will Semiconductor Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	74,572 USD	(161)
Willfar Information Technology Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	11,263 USD	(400)
Willfar Information Technology Co.,Ltd.	03/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	11,405 USD	(409)
Willis Towers Watson Plc	03/04/22	M	0.42%	Morgan Stanley Capital Services LLC	16,560,000 USD	606,000
Willis Towers Watson Plc	03/11/22	M	0.61%	JPMorgan Chase Bank, N.A.	12,493,747 USD	457,199
Winner Information Technology Inc.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	38,113 USD	(3,596)
Winner Information Technology Inc.	07/12/22	M	0.51%	Credit Suisse International	37,860 USD	(3,560)
Wonders Information Co., Ltd.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,375 USD	(93)
Wonders Information Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,937 USD	(80)
Worldline S.A	09/23/22	M	0.05%	JPMorgan Chase Bank, N.A.	64,359 EUR	596
Wuchan Zhongda Group Co.,Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,463 USD	(52)
Wuchan Zhongda Group Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	3,311 USD	(49)
Wuhan DDMC Culture & Sports Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	50,154 USD	(2,305)
Wuhan DDMC Culture & Sports Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	49,841 USD	(2,274)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Wuhan DR Laser Technology Corp., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	60,053 USD	$(2,923)
Wuhan DR Laser Technology Corp., Ltd.	07/12/22	M	0.51%	Credit Suisse International	60,034 USD	(2,905)
Wuhan Jingce Electronic Gr A	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	151,817 USD	(5,383)
Wuhan Jingce Electronic Gr A	07/12/22	M	0.51%	Credit Suisse International	150,953 USD	(5,356)
Wuhan P+S Information Tech A	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	59,730 USD	(4,047)
Wuhan P+S Information Tech A	07/12/22	M	0.51%	Credit Suisse International	58,908 USD	(3,974)
Wuhan Sante Cableways Group Co.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	22,911 USD	(263)
Wuhan Sante Cableways Group Co.	07/12/22	M	0.51%	Credit Suisse International	22,717 USD	(253)
Wuliangye Yibin Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	27,858 USD	759
Wuliangye Yibin Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	23,873 USD	656
Wuxi Apptec Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	37,693 USD	5,083
Wuxi Apptec Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	41,464 USD	5,590
Wuxi Best Precision Machinery Co., Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	6,564 USD	(322)
Wuxi Best Precision Machinery Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	6,562 USD	(319)
Wuxi Delinhai Environmental Technology Co., Ltd.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,340 USD	(247)
Wuxi Delinhai Environmental Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,169 USD	(123)
Wuxi Honghui New Materials Technology Co.,Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	33,889 USD	776
Wuxi Honghui New Materials Technology Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	33,871 USD	794
Wuxi Lead Intelligent Equipment Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	145,684 USD	6,596
Wuxi Lead Intelligent Equipment Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	145,988 USD	6,618
Wuxi Longsheng Technology Co.,Ltd.	02/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	268 USD	16
Wuxi Taiji Indus Co., Ltd. A	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	206,396 USD	(10,476)
Wuxi Taiji Indus Co., Ltd. A	07/12/22	M	0.51%	Credit Suisse International	204,230 USD	(10,317)
Wuxi Xinje Electric Co., Ltd. A	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	125,153 USD	(1,403)
Wuxi Xinje Electric Co., Ltd. A	07/12/22	M	0.51%	Credit Suisse International	124,012 USD	(1,398)
Wuxi Xuelang Environmental Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	33 USD	(1)
Wuxi Xuelang Environmental Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	82 USD	(2)
Xi An Global Printing Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	67 USD	(4)
Xi’an Bright Laser Technologies Co.,Ltd.	01/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	536 USD	(41)
Xiamen 35.Com Technology Co. Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	21,202 USD	(1,938)
Xiamen 35.Com Technology Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	21,057 USD	(1,918)
Xiamen C & D, Inc.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,219 USD	(7)
Xiamen C & D, Inc.	07/12/22	M	0.51%	Credit Suisse International	2,703 USD	(5)
Xiamen Comfort Science & Technology Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	27,482 USD	2,255

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Xiamen Comfort Science & Technology Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	26,501 USD	$2,184
Xiamen Faratronic Co., Ltd.	03/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,533 USD	(18)
Xiamen Faratronic Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,533 USD	(17)
Xiamen Intretech, Inc.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	3,891 USD	19
Xiamen Intretech, Inc.	07/12/22	M	0.51%	Credit Suisse International	3,890 USD	19
Xiamen Kingdomway Group Co.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	147,824 USD	(1,727)
Xiamen Kingdomway Group Co.	07/12/22	M	0.00%	Credit Suisse International	147,335 USD	(1,719)
Xiamen Tungsten Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	166 USD	(7)
Xiamen XindeCo., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	2,325 USD	(97)
Xiamen XindeCo., Ltd.	07/12/22	M	0.51%	Credit Suisse International	2,249 USD	(93)
Xiamen Zhongchuang Environmental Technology Co. Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,922 USD	(357)
Xiamen Zhongchuang Environmental Technology Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,922 USD	(357)
Xiangpiaopiao Food Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	69,660 USD	646
Xiangpiaopiao Food Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	69,347 USD	636
Xianhe Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	158,041 USD	(3,877)
Xianhe Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	156,932 USD	(3,592)
Xilinmen Furniture Co., Ltd.	03/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	117,463 USD	1,795
Xilinmen Furniture Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	116,633 USD	1,819
Xilinx, Inc.	10/31/22	M	0.61%	JPMorgan Chase Bank, N.A.	23,995,876 USD	(277,575)
Xinjiang GuoTong Pipeline Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	45 USD	8
Xinjiang Zhongtai Chemical Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	20,097 USD	(1,450)
Xinjiang Zhongtai Chemical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	22,130 USD	(1,590)
Xinxing Ductile Iron Pipes Co.,Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	188 USD	(4)
Xinxing Ductile Iron Pipes Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	188 USD	(4)
Xuelong Group Co., Ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	503 USD	(21)
Xuelong Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	503 USD	(21)
Xuji Electric Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	198,753 USD	(4,227)
Xuji Electric Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	196,795 USD	(4,148)
Xuzhou Handler Special Vehicle Co., Ltd.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	16,691 USD	(1,265)
Xuzhou Handler Special Vehicle Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	16,432 USD	(1,240)
Yanan Bicon Pharmaceutical	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	56,435 USD	(3,400)
Yanan Bicon Pharmaceutical	07/12/22	M	0.51%	Credit Suisse International	55,657 USD	(3,334)
Yangmei Chemical Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	117,918 USD	(8,064)
Yangmei Chemical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	117,666 USD	(8,013)
Yangzhou Chenhua New Material Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	91,342 USD	(8,998)
Yangzhou Chenhua New Material Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	90,576 USD	(8,894)
Yangzhou Yangjie Electronic Technology Co., Ltd	03/17/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,172 USD	34
Yangzhou Yangjie Electronic Technology Co., Ltd	07/12/22	M	0.51%	Credit Suisse International	3,575 USD	30

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Yankershop Food Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	162,841 USD	$2,370
Yankershop Food Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	159,234 USD	2,228
Yantai Changyu Pioneer Wine Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	139 USD	5
Yantai China Pet Foods Co., Ltd.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,975 USD	65
Yantai China Pet Foods Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,975 USD	65
Yantai Dongcheng Pharmaceutical Co. Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	67,583 USD	(49)
Yantai Dongcheng Pharmaceutical Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	66,323 USD	(27)
Yantai Shuangta Food Co. Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	147,553 USD	(1,112)
Yantai Shuangta Food Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	147,085 USD	(866)
Yantai Tayho Advanced materials Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	18 USD	(1)
Yantai Zhenghai Bio Tech Co., Ltd.	03/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	91,207 USD	(386)
Yantai Zhenghai Bio Tech Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	90,523 USD	(354)
Yanzhou Coal Mining Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	5,932 USD	123
Yanzhou Coal Mining Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	5,930 USD	125
Yechiu Metal Recycling (China) Ltd.	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	165,368 USD	(243)
Yechiu Metal Recycling (China) Ltd.	07/12/22	M	0.00%	Credit Suisse International	163,718 USD	(217)
Yibin Tianyuan Group Co,Ltd.	03/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	79,758 USD	(8,072)
Yibin Tianyuan Group Co,Ltd.	07/12/22	M	0.51%	Credit Suisse International	79,235 USD	(7,994)
Yingkou Jinchen Machinery Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,736 USD	(321)
Yingkou Jinchen Machinery Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	12,732 USD	(317)
Yintai Gold Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	46 USD	(2)
Yonggao Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	66 USD	(2)
Yonyou Network Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	34,210 USD	1,364
Yonyou Network Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	34,178 USD	1,374
Youngor Group Co., Ltd.	04/04/23	M	0.00%	JPMorgan Chase Bank, N.A.	147,531 USD	(1,359)
Youngor Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	147,321 USD	(1,397)
Youzu Interactive Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	91 USD	(8)
Yunda Holding Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	120 USD	(13)
Yunnan Aluminium Co., Ltd.	03/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	101,647 USD	(17,855)
Yunnan Aluminium Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	100,533 USD	(17,626)
Yunnan Yuntianhua Co., Ltd.	03/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	155,842 USD	(11,170)
Yunnan Yuntianhua Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	154,711 USD	(11,038)
Yusys Technologies Co., Ltd.	03/14/23	M	0.47%	JPMorgan Chase Bank, N.A.	147,494 USD	11,467
Yusys Technologies Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	146,880 USD	11,465
Zanyu Technology Group Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	146,042 USD	226
Zanyu Technology Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	145,817 USD	213
Zbom Home Collection Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	137,476 USD	9,524
Zbom Home Collection Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	137,352 USD	9,473
Zhefu Holding Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	54 USD	(4)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Zhejiang Baida Precision Manufacturing Corp.	02/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	18,878 USD	$149
Zhejiang Baida Precision Manufacturing Corp.	07/12/22	M	0.51%	Credit Suisse International	18,795 USD	154
Zhejiang Dingli Machinery Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	26,374 USD	70
Zhejiang Dingli Machinery Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	23,451 USD	55
Zhejiang Fenglong Electric Co., Ltd.	01/30/23	M	0.47%	JPMorgan Chase Bank, N.A.	188 USD	(4)
Zhejiang Furun Digital Technology Co.,ltd.	02/28/23	M	0.47%	JPMorgan Chase Bank, N.A.	24,505 USD	(1,727)
Zhejiang Furun Digital Technology Co.,ltd.	07/12/22	M	0.51%	Credit Suisse International	24,394 USD	(1,712)
Zhejiang HangKe Technology, Inc.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	908 USD	4
Zhejiang HangKe Technology, Inc.	07/12/22	M	0.51%	Credit Suisse International	1,861 USD	9
Zhejiang Henglin Chair Industry Co. Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	554 USD	(35)
Zhejiang Henglin Chair Industry Co. Ltd.	07/12/22	M	0.51%	Credit Suisse International	381 USD	(23)
Zhejiang Huatie Emergency Equipment Science & Technology Co.,Ltd.	03/20/23	M	0.47%	JPMorgan Chase Bank, N.A.	144,423 USD	5,541
Zhejiang Huatie Emergency Equipment Science & Technology Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	144,110 USD	5,579
Zhejiang Huayou Cobalt Co., Ltd.	02/06/23	M	0.47%	JPMorgan Chase Bank, N.A.	170,080 USD	1,901
Zhejiang Huayou Cobalt Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	168,761 USD	2,172
Zhejiang Jiaao Enprotech Stock Co., Ltd.	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	12,608 USD	(727)
Zhejiang Jiaao Enprotech Stock Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	12,281 USD	(704)
Zhejiang Jiecang Linear Motion Technology Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	14,046 USD	86
Zhejiang Jiecang Linear Motion Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	13,402 USD	78
Zhejiang Jiemei Electronic Technology Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	298 USD	(6)
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	208,526 USD	1,526
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	203,466 USD	1,561
Zhejiang Jingxin Pharmaceutical Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	146,361 USD	3,560
Zhejiang Jingxin Pharmaceutical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	145,973 USD	3,593
Zhejiang Jiuli Hi-Tech Metals Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	15,451 USD	(1,914)
Zhejiang Jiuli Hi-Tech Metals Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	15,680 USD	(1,947)
Zhejiang Jiuzhou Pharmaceutical Co., Ltd.	02/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	119 USD	4
Zhejiang Medicine Co., Ltd.	02/24/23	M	0.47%	JPMorgan Chase Bank, N.A.	170,342 USD	(18,486)
Zhejiang Medicine Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	168,664 USD	(18,305)
Zhejiang Orient Gene Biotech Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	148,686 USD	(4,416)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Zhejiang Orient Gene Biotech Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	152,786 USD	$(4,298)
Zhejiang Rifa Precision Machinery Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	29,946 USD	(707)
Zhejiang Rifa Precision Machinery Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	29,654 USD	(709)
Zhejiang Runtu Co., Ltd.	03/01/23	M	0.47%	JPMorgan Chase Bank, N.A.	155 USD	(5)
Zhejiang Runtu Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	155 USD	(5)
Zhejiang Satellite Petrochemical Co Ltd.	02/07/23	M	0.47%	JPMorgan Chase Bank, N.A.	4,723 USD	(126)
Zhejiang Satellite Petrochemical Co Ltd.	07/12/22	M	0.51%	Credit Suisse International	4,722 USD	(124)
Zhejiang Semir Garment Co Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	54,805 USD	(1,644)
Zhejiang Semir Garment Co Ltd.	07/12/22	M	0.51%	Credit Suisse International	51,284 USD	(1,523)
Zhejiang Stary Pharmaceutical Co., Ltd.	02/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	126,371 USD	(3,813)
Zhejiang Stary Pharmaceutical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	125,409 USD	(3,746)
Zhejiang Tiantie Industry Co., Ltd.	03/27/23	M	0.47%	JPMorgan Chase Bank, N.A.	45,522 USD	3,551
Zhejiang Tiantie Industry Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	45,222 USD	3,528
Zhejiang Wansheng Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	165,824 USD	(11,223)
Zhejiang Wansheng Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	164,963 USD	(11,112)
Zhejiang Weiming Environmental Protection Co., Ltd.	02/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	176 USD	(8)
Zhejiang Weiming Environmental Protection Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	316 USD	(14)
Zhejiang Weixing New Building Materials Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	341,822 USD	13,787
Zhejiang Weixing New Building Materials Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	340,574 USD	13,829
Zhejiang Xinan Chemical Industrial Group Co., Ltd.	04/11/23	M	0.00%	JPMorgan Chase Bank, N.A.	170,286 USD	78
Zhejiang Xinan Chemical Industrial Group Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	168,343 USD	35
Zhejiang Xinan Chemical Industrial Group Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	59,760 USD	(2,547)
Zhejiang Xinan Chemical Industrial Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	59,739 USD	(2,526)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Zhejiang Xinnong Chemical Co., Ltd.	03/08/23	M	0.47%	JPMorgan Chase Bank, N.A.	30,165 USD	$327
Zhejiang Xinnong Chemical Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	30,165 USD	327
Zhejiang Yasha Decoration Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	56 USD	(3)
Zhejiang Yongjin Metal Technology Co., Ltd.	04/06/23	M	0.00%	JPMorgan Chase Bank, N.A.	52,731 USD	271
Zhejiang Yongjin Metal Technology Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	52,282 USD	242
Zhejiang Zheneng Electric Power Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	273,459 USD	5,259
Zhejiang Zheneng Electric Power Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	270,466 USD	5,466
Zhejiang Zhongcheng Packing Material Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	35 USD	(2)
Zhengzhou Coal Mining Machinery Group Co., Ltd.	02/13/23	M	0.47%	JPMorgan Chase Bank, N.A.	195,220 USD	(15,596)
Zhengzhou Coal Mining Machinery Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	193,302 USD	(15,387)
Zheshang Development Group Co., Ltd.	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	44,785 USD	1,863
Zheshang Development Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	44,434 USD	1,868
Zheshang Securities Co., Ltd.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	172,915 USD	(9,083)
Zheshang Securities Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	171,211 USD	(8,941)
Zhongda Leader	02/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	97,708 USD	(6,713)
Zhongda Leader	07/12/22	M	0.51%	Credit Suisse International	96,931 USD	(6,638)
Zhongfu Information, Inc.	01/25/23	M	0.47%	JPMorgan Chase Bank, N.A.	317,431 USD	28,277
Zhongfu Information, Inc.	07/12/22	M	0.51%	Credit Suisse International	314,301 USD	28,219
Zhongji Innolight Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	23 USD	(1)
Zhongji Innolight Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	43,305 USD	(2,447)
Zhongjin Gold Corp.	03/03/23	M	0.47%	JPMorgan Chase Bank, N.A.	28,230 USD	(1,296)
Zhongjin Gold Corp.	07/12/22	M	0.51%	Credit Suisse International	27,862 USD	(1,271)
Zhongmin Energy Co., Ltd.	03/29/23	M	0.47%	JPMorgan Chase Bank, N.A.	146,218 USD	3,263
Zhongmin Energy Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	146,052 USD	3,198
Zhongshan Public Utilities Group Co.,Ltd.	03/10/23	M	0.47%	JPMorgan Chase Bank, N.A.	1,428 USD	49
Zhongshan Public Utilities Group Co.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	1,298 USD	45

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Zhuzhou Hongda Electronics Corp.,Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	213,548 USD	$21,902
Zhuzhou Hongda Electronics Corp.,Ltd.	07/12/22	M	0.51%	Credit Suisse International	210,799 USD	21,694
Zhuzhou Times New Material Technology Co., Ltd.	03/31/23	M	0.47%	JPMorgan Chase Bank, N.A.	158,672 USD	(68)
Zhuzhou Times New Material Technology Co., Ltd.	07/12/22	M	0.00%	Credit Suisse International	157,848 USD	(20)
Zijin Mining Group Co., Ltd.	01/18/23	M	0.47%	JPMorgan Chase Bank, N.A.	26,700 USD	(2,774)
Zijin Mining Group Co., Ltd.	07/12/22	M	0.51%	Credit Suisse International	28,488 USD	(2,952)
ZJBC Information Technology Co., Ltd.	03/15/23	M	0.47%	JPMorgan Chase Bank, N.A.	19 USD	—
Zte Corp.	03/22/23	M	0.47%	JPMorgan Chase Bank, N.A.	122,577 USD	(2,255)
Zte Corp.	07/12/22	M	0.51%	Credit Suisse International	115,705 USD	(2,093)

Total Buys						$(5,670,878)

Sells
Advanced Micro Devices	10/31/22	M	0.23%	JPMorgan Chase Bank, N.A.	24,113,608 USD	540,529
Analog Devices, Inc.	07/15/22	M	0.33%	Goldman Sachs International	27,345,882 USD	(102,658)
Aon Plc	03/04/22	M	0.18%	Morgan Stanley Capital Services LLC	17,453,348 USD	(524,225)
Aon Plc	04/05/22	M	0.23%	JPMorgan Chase Bank, N.A.	11,475,164 USD	(344,666)
Aphria, Inc.	12/20/22	M	1.26%	JPMorgan Chase Bank, N.A.	1,217,937 USD	25,320
Apollo Global Management, Inc.	03/10/23	M	0.33%	Goldman Sachs International	24,428,223 USD	1,003,093
Astrazeneca Plc, Adr	12/16/22	M	0.23%	JPMorgan Chase Bank, N.A.	16,279,808 USD	470,588
Canadian Pacific Railway Ltd	03/24/23	M	0.23%	JPMorgan Chase Bank, N.A.	18,713,550 USD	(1,221,933)
First Citizens BancShares, Class A	10/19/22	M	0.23%	JPMorgan Chase Bank, N.A.	1,447,717 USD	(54,162)
Goodyear Tire + Rubber Co.	02/24/23	M	0.33%	Goldman Sachs International	4,462,199 USD	(125,328)
Huntington Bancshares, Inc.	12/16/22	M	0.33%	Goldman Sachs International	15,279,259 USD	19,414
Icon Plc	02/28/23	M	0.23%	JPMorgan Chase Bank, N.A.	14,406,656 USD	(797,488)
II-VI, Inc.	03/29/23	M	0.23%	JPMorgan Chase Bank, N.A.	6,431,859 USD	(150,394)
Jazz Pharmaceuticals Plc	02/07/23	M	0.23%	JPMorgan Chase Bank, N.A.	1,333,331 USD	48,616
Just Eat Takeaway	06/15/22	M	0.99%	Goldman Sachs International	8,605,855 EUR	223,432
M&T Bank	02/24/23	M	0.23%	JPMorgan Chase Bank, N.A.	22,784,906 USD	(333,951)
Marvell Technology Group Ltd.	11/02/22	M	0.23%	JPMorgan Chase Bank, N.A.	17,534,220 USD	(512,363)
Salesforce.Com, Inc.	12/06/22	M	0.33%	Goldman Sachs International	7,031,540USD	107,841
Teledyne Technologies, Inc.	01/06/23	M	0.23%	JPMorgan Chase Bank, N.A.	14,063,085USD	(693,879)
Worldline S.A	02/07/22	M	0.99%	Goldman Sachs International	64,359EUR	(596)

Total Sells						$(2,422,810)

Total OTC Total Return Swaps Outstanding						$(8,093,688)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

Centrally Cleared Interest Rate Swaps Outstanding at March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	3-Month USD LIBOR	0.21%	3M/6M	03/18/2023	Merrill Lynch, Pierce, Fenner & Smith, Inc.	14,000,000 USD	$(19,476)	$—	$(19,476)
Pays	3-Month USD LIBOR	0.21%	3M/6M	05/5/2023	Merrill Lynch, Pierce, Fenner & Smith, Inc.	12,900,000 USD	(22,674)	—	(22,674)
Pays	3-Month USD LIBOR	0.23%	3M/6M	12/14/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,700,000 USD	(1,625)	—	(1,625)
Pays	3-Month USD LIBOR	0.25%	3M/6M	03/3/2023	Merrill Lynch, Pierce, Fenner & Smith, Inc.	27,700,000 USD	(10,080)	—	(10,080)
Pays	3-Month USD LIBOR	0.27%	3M/6M	08/3/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	114,616,000 USD	75,890	—	75,890
Pays	3-Month USD LIBOR	0.31%	3M/6M	07/24/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	33,588,605 USD	39,882	—	39,882
Pays	3-Month USD LIBOR	0.31%	3M/6M	07/29/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	9,141,220 USD	11,092	—	11,092
Pays	3-Month USD LIBOR	0.33%	3M/6M	07/16/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	82,371,000 USD	117,367	—	117,367
Pays	3-Month USD LIBOR	0.36%	3M/6M	06/30/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	18,347,000 USD	33,346	—	33,346
Pays	3-Month USD LIBOR	0.37%	3M/6M	10/5/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,600,000 USD	(39,953)	—	(39,953)
Pays	3-Month USD LIBOR	0.41%	3M/6M	06/29/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	84,970,800 USD	205,896	—	205,896
Pays	3-Month USD LIBOR	0.44%	3M/6M	07/24/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,032,440 USD	(111,277)	—	(111,277)
Pays	3-Month USD LIBOR	0.46%	3M/6M	07/29/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,362,800 USD	(42,623)	—	(42,623)
Pays	3-Month USD LIBOR	0.50%	3M/6M	06/30/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,932,800 USD	(29,330)	—	(29,330)
Pays	3-Month USD LIBOR	0.57%	3M/6M	06/29/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	22,060,000 USD	(260,649)	—	(260,649)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	3-Month USD LIBOR	0.69%	3M/6M	10/5/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,300,000 USD	$(595,457)	$—	$(595,457)
Pays	3-Month USD LIBOR	0.78%	3M/6M	06/8/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	35,000,000 USD	(81,927)	—	(81,927)
Pays	3-Month USD LIBOR	0.98%	3M/6M	03/25/2030	Morgan Stanley & Co. LLC	3,000,000 USD	(203,173)	—	(203,173)
Pays	3-Month USD LIBOR	0.99%	3M/6M	06/8/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,000,000 USD	(1,556,832)	—	(1,556,832)
Pays	3-Month USD LIBOR	1.46%	3M/6M	05/11/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,809,000 USD	544,410	—	544,410
Pays	3-Month USD LIBOR	1.66%	3M/6M	02/27/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,221,000 USD	(2,137)	—	(2,137)
Pays	3-Month USD LIBOR	1.67%	3M/6M	02/25/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,246,000 USD	593	—	593
Pays	3-Month USD LIBOR	1.93%	3M/6M	07/15/2027	Merrill Lynch, Pierce, Fenner & Smith, Inc.	50,000,000 USD	1,875,012	—	1,875,012
Pays	3-Month USD LIBOR	2.02%	3M/6M	06/4/2027	Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,000,000 USD	655,397	—	655,397
Pays	3-Month USD LIBOR	2.17%	3M/6M	05/20/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	40,000,000 USD	2,213,343	—	2,213,343
Pays	7-Days CNRR007	2.93%	3M/3M	06/16/2026	Credit Suisse Securities (USA) LLC	1,440,337,782 CNY	1,371,996	—	1,371,996
Pays	7-Days CNRR007	2.93%	3M/3M	06/16/2026	Credit Suisse Securities (USA) LLC	1,145,463,620 CNY	1,091,113	—	1,091,113
Pays	7-Days CNRR007	2.93%	3M/3M	06/16/2026	Credit Suisse Securities (USA) LLC	1,606,794,807 CNY	1,530,555	—	1,530,555
Pays	28-Days MXN TIIE	4.79%	28D/28D	06/14/2023	Credit Suisse Securities (USA) LLC	140,586,105 MXN	(63,116)	—	(63,116)
Pays	28-Days MXN TIIE	5.48%	28D/28D	03/6/2024	Credit Suisse Securities (USA) LLC	2,271,000,000 MXN	(904,600)	—	(904,600)
Pays	28-Days MXN TIIE	5.55%	28D/28D	03/5/2024	Credit Suisse Securities (USA) LLC	2,423,800,000 MXN	(889,779)	—	(889,779)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	28-Days MXN TIIE	5.58%	28D/28D	07/22/2030	Credit Suisse Securities (USA) LLC	190,400,000 MXN	$(785,285)	$—	$(785,285)
Pays	28-Days MXN TIIE	5.58%	28D/28D	03/4/2024	Credit Suisse Securities (USA) LLC	4,787,400,000 MXN	(1,691,444)	—	(1,691,444)
Pays	28-Days MXN TIIE	5.58%	28D/28D	07/16/2030	Credit Suisse Securities (USA) LLC	187,680,000 MXN	(769,746)	—	(769,746)
Pays	28-Days MXN TIIE	5.70%	28D/28D	06/10/2026	Credit Suisse Securities (USA) LLC	141,266,367 MXN	(145,800)	—	(145,800)
Receives	3-Month USD LIBOR	0.22%	6M/3M	10/5/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	31,600,000 USD	5,475	—	5,475
Receives	3-Month USD LIBOR	0.37%	6M/3M	12/14/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,300,000 USD	150,639	—	150,639
Receives	3-Month USD LIBOR	0.40%	6M/3M	08/3/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	24,941,000 USD	516,074	—	516,074
Receives	3-Month USD LIBOR	0.48%	6M/3M	03/22/2026	Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,655,000 USD	292,136	—	292,136
Receives	3-Month USD LIBOR	0.51%	6M/3M	03/3/2026	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,650,000 USD	525,672	—	525,672
Receives	3-Month CZK PRIBOR	0.56%	12M/3M	03/9/2022	Credit Suisse Securities (USA) LLC	1,797,800,000 USD	(11,103)	—	(11,103)
Receives	6-Month PLN WIBOR	0.61%	12M/6M	02/23/2024	Credit Suisse Securities (USA) LLC	203,400,000PLN	214,715	—	214,715
Receives	3-Month USD LIBOR	0.62%	6M/3M	08/3/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,512,706 USD	632,723	—	632,723
Receives	6-Month PLN WIBOR	0.62%	12M/6M	02/22/2024	Credit Suisse Securities (USA) LLC	128,580,000 PLN	118,592	—	118,592
Receives	6-Month PLN WIBOR	0.63%	12M/6M	02/22/2024	Credit Suisse Securities (USA) LLC	253,060,000 PLN	228,794	—	228,794
Receives	6-Month PLN WIBOR	0.63%	12M/6M	02/24/2024	Credit Suisse Securities (USA) LLC	127,800,000 PLN	118,653	—	118,653
Receives	3-Month USD LIBOR	0.63%	6M/3M	05/5/2026	Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,600,000 USD	58,497	—	58,497

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	6-Month PLN WIBOR	0.63%	12M/6M	02/19/2024	Credit Suisse Securities (USA) LLC	133,900,000 PLN	$111,959	$—	$111,959
Receives	6-Month PLN WIBOR	0.63%	12M/6M	02/19/2024	Credit Suisse Securities (USA) LLC	134,700,000 PLN	112,628	—	112,628
Receives	3-Month USD LIBOR	0.65%	6M/3M	06/8/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	14,000,000 USD	(73,378)	—	(73,378)
Receives	3-Month USD LIBOR	0.66%	6M/3M	03/11/2035	Morgan Stanley & Co. LLC	1,500,000 USD	256,029	—	256,029
Receives	6-Month PLN WIBOR	0.66%	12M/6M	02/18/2024	Credit Suisse Securities (USA) LLC	134,200,000 PLN	82,917	—	82,917
Receives	6-Month PLN WIBOR	0.67%	12M/6M	02/18/2024	Credit Suisse Securities (USA) LLC	187,100,000 PLN	112,205	—	112,205
Receives	3-Month USD LIBOR	0.67%	6M/3M	07/24/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,438,980 USD	411,220	—	411,220
Receives	3-Month USD LIBOR	0.68%	6M/3M	07/29/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	713,880 USD	65,575	—	65,575
Receives	3-Month USD LIBOR	0.69%	6M/3M	12/29/2027	Morgan Stanley & Co. LLC	3,000,000 USD	140,757	—	140,757
Receives	3-Month USD LIBOR	0.70%	6M/3M	06/30/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,605,000 USD	319,342	—	319,342
Receives	3-Month USD LIBOR	0.79%	6M/3M	06/29/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,347,000 USD	511,956	—	511,956
Receives	3-Month USD LIBOR	0.82%	6M/3M	07/16/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	11,975,000 USD	940,645	—	940,645
Receives	6-Month PLN WIBOR	0.86%	12M/6M	03/8/2024	Credit Suisse Securities (USA) LLC	263,000,000 PLN	(186,128)	—	(186,128)
Receives	6-Month PLN WIBOR	0.87%	12M/6M	03/8/2024	Credit Suisse Securities (USA) LLC	263,000,000 PLN	(215,287)	—	(215,287)
Receives	3-Month USD LIBOR	0.94%	6M/3M	06/2/2026	Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,000,000 USD	34,492	—	34,492
Receives	6-Month CZK PRIBOR	0.95%	12M/6M	03/11/2023	Credit Suisse Securities (USA) LLC	665,064,000 USD	24,077	—	24,077

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	0.95%	6M/3M	03/3/2031	Merrill Lynch, Pierce, Fenner & Smith, Inc.	719,000 USD	$54,851	$—	$54,851
Receives	6-Month CZK PRIBOR	0.96%	12M/6M	03/10/2023	Credit Suisse Securities (USA) LLC	1,362,656,800 USD	33,390	—	33,390
Receives	6-Month CZK PRIBOR	0.99%	12M/6M	03/17/2023	Credit Suisse Securities (USA) LLC	1,051,600,000 USD	4,089	—	4,089
Receives	3-Month USD LIBOR	1.10%	6M/3M	03/25/2030	Morgan Stanley & Co. LLC	1,500,000 USD	74,738	—	74,738
Receives	3-Month USD LIBOR	1.24%	6M/3M	05/5/2031	Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,000,000 USD	106,178	—	106,178
Receives	3-Month USD LIBOR	1.32%	6M/3M	02/28/2027	Morgan Stanley Capital Services LLC	5,000,000 USD	(20,521)	—	(20,521)
Receives	T CL CLICP Bloomberg	1.40%	1Y/T	02/22/2023	Credit Suisse Securities (USA) LLC	43,135,300,000 CLP	434,788	—	434,788
Receives	T CL CLICP Bloomberg	1.40%	1Y/T	02/21/2023	Credit Suisse Securities (USA) LLC	75,700,000,000 CLP	754,661	—	754,661
Receives	3-Month USD LIBOR	1.46%	6M/3M	02/14/2024	Morgan Stanley Capital Services LLC	10,000,000 USD	(281,606)	—	(281,606)
Receives	3-Month USD LIBOR	1.48%	6M/3M	01/2/2025	Merrill Lynch, Pierce, Fenner\ & Smith, Inc.	4,163,000 USD	(117,017)	—	(117,017)
Receives	3-Month USD LIBOR	1.49%	6M/3M	08/27/2029	Morgan Stanley & Co. LLC	3,140,000 USD	32,104	—	32,104
Receives	3-Month USD LIBOR	1.52%	6M/3M	02/5/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,245,000 USD	(183,684)	—	(183,684)
Receives	3-Month USD LIBOR	1.53%	6M/3M	02/25/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	47,860,000 USD	(568,616)	—	(568,616)
Receives	T CL CLICP Bloomberg	1.53%	T/T	02/23/2023	Credit Suisse Securities (USA) LLC	42,726,000,000 CLP	345,425	—	345,425
Receives	T CL CLICP Bloomberg	1.53%	T/T	02/23/2023	Credit Suisse Securities (USA) LLC	14,519,000,000 CLP	117,381	—	117,381
Receives	3-Month USD LIBOR	1.53%	6M/3M	02/5/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	11,244,800 USD	(126,907)	—	(126,907)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	1.54%	6M/3M	01/2/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	80,236,000 USD	$(816,068)	$—	$(816,068)
Receives	3-Month USD LIBOR	1.55%	6M/3M	01/28/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,580,000 USD	(139,725)	—	(139,725)
Receives	3-Month USD LIBOR	1.55%	6M/3M	02/5/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,106,000 USD	(286,116)	—	(286,116)
Receives	3-Month USD LIBOR	1.55%	6M/3M	02/27/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	14,928,000 USD	(181,527)	—	(181,527)
Receives	3-Month USD LIBOR	1.55%	6M/3M	02/27/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,033,000 USD	(61,362)	—	(61,362)
Receives	3-Month USD LIBOR	1.55%	6M/3M	01/28/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,000,000 USD	(111,210)	—	(111,210)
Receives	T CL CLICP Bloomberg	1.56%	T/T	02/25/2023	Credit Suisse Securities (USA) LLC	43,251,000,000 CLP	340,038	—	340,038
Receives	3-Month USD LIBOR	1.56%	6M/3M	09/26/2026	Morgan Stanley & Co. LLC	1,800,000 USD	(37,852)	6,115	(43,967)
Receives	T CL CLICP Bloomberg	1.56%	T/T	02/24/2023	Credit Suisse Securities (USA) LLC	28,555,000,000 CLP	219,999	—	219,999
Receives	3-Month USD LIBOR	1.56%	6M/3M	06/2/2031	Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,500,000 USD	131,199	—	131,199
Receives	3-Month USD LIBOR	1.57%	6M/3M	02/18/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,187,000 USD	(301,295)	—	(301,295)
Receives	T CL CLICP Bloomberg	1.57%	T/T	02/24/2023	Credit Suisse Securities (USA) LLC	43,592,000,000 CLP	329,706	—	329,706
Receives	3-Month USD LIBOR	1.58%	6M/3M	05/21/2025	Morgan Stanley Capital Services LLC	10,000,000 USD	(310,909)	—	(310,909)
Receives	3-Month USD LIBOR	1.58%	6M/3M	02/18/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,253,000 USD	(198,805)	—	(198,805)
Receives	3-Month USD LIBOR	1.59%	6M/3M	04/14/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,118,000 USD	(215,443)	—	(215,443)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	1.61%	6M/3M	03/23/2027	Morgan Stanley Capital Services LLC	7,000,000 USD	$(145,194)	$—	$(145,194)
Receives	3-Month USD LIBOR	1.62%	6M/3M	03/24/2027	Morgan Stanley Capital Services LLC	7,000,000 USD	(147,667)	—	(147,667)
Receives	3-Month USD LIBOR	1.62%	6M/3M	07/25/2026	Morgan Stanley & Co. LLC	1,900,000 USD	(48,735)	4,658	(53,393)
Receives	3-Month USD LIBOR	1.62%	6M/3M	04/14/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,222,000 USD	(171,934)	—	(171,934)
Receives	3-Month USD LIBOR	1.63%	6M/3M	11/6/2027	Merrill Lynch, Pierce, Fenner & Smith, Inc.	40,000,000 USD	(646,380)	—	(646,380)
Receives	3-Month USD LIBOR	1.64%	6M/3M	07/22/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,000,000 USD	(277,835)	—	(277,835)
Receives	6-Month SGD SIBOR	1.65%	6M/6M	06/16/2031	Credit Suisse Securities (USA) LLC	4,763,076 SGD	51,111	—	51,111
Receives	3-Month USD LIBOR	1.66%	6M/3M	06/17/2025	Morgan Stanley Capital Services LLC	10,000,000 USD	(340,802)	—	(340,802)
Receives	3-Month USD LIBOR	1.69%	6M/3M	07/29/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,000,000 USD	(487,511)	—	(487,511)
Receives	3-Month USD LIBOR	1.72%	6M/3M	02/18/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,945,000 USD	(8,574)	—	(8,574)
Receives	3-Month USD LIBOR	1.73%	6M/3M	07/15/2023	Merrill Lynch, Pierce, Fenner & Smith, Inc.	100,000,000 USD	(3,213,816)	—	(3,213,816)
Receives	3-Month USD LIBOR	1.77%	6M/3M	11/25/2029	Morgan Stanley & Co. LLC	1,000,000 USD	(10,234)	43	(10,277)
Receives	3-Month USD LIBOR	1.77%	6M/3M	10/24/2021	Merrill Lynch, Pierce, Fenner & Smith, Inc.	18,500,000 USD	(165,675)	—	(165,675)
Receives	3-Month USD LIBOR	1.81%	6M/3M	02/1/2024	Morgan Stanley Capital Services LLC	2,500,000 USD	(94,690)	—	(94,690)
Receives	3-Month USD LIBOR	1.86%	6M/3M	12/21/2023	Morgan Stanley Capital Services LLC	8,000,000 USD	(309,343)	—	(309,343)
Receives	3-Month USD LIBOR	1.86%	6M/3M	05/25/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	8,200,000 USD	(155,503)	—	(155,503)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	1.88%	6M/3M	01/24/2027	Morgan Stanley Capital Services LLC	1,500,000 USD	$(55,894)	$—	$(55,894)
Receives	3-Month USD LIBOR	1.90%	6M/3M	08/27/2029	Morgan Stanley & Co. LLC	1,650,000 USD	(37,576)	—	(37,576)
Receives	6-Month PLN WIBOR	1.91%	12M/ 6M	06/16/2031	Credit Suisse Securities (USA) LLC	52,552,696 PLN	6,391	—	6,391
Receives	3-Month USD LIBOR	2.05%	6M/3M	11/30/2024	Morgan Stanley Capital Services LLC	5,000,000 USD	(245,793)	—	(245,793)
Receives	3-Month USD LIBOR	2.18%	6M/3M	06/26/2027	Morgan Stanley & Co. LLC	2,100,000 USD	(110,175)	11,201	(121,376)
Receives	3-Month USD LIBOR	2.22%	6M/3M	09/29/2024	Morgan Stanley Capital Services LLC	2,000,000 USD	(109,089)	—	(109,089)
Receives	3-Month USD LIBOR	2.27%	6M/3M	01/25/2026	Morgan Stanley & Co. LLC	2,000,000 USD	(119,421)	—	(119,421)
Receives	3-Month USD LIBOR	2.30%	6M/3M	01/26/2025	Morgan Stanley & Co. LLC	900,000 USD	(53,492)	4,800	(58,292)
Receives	3-Month USD LIBOR	2.33%	6M/3M	08/25/2025	Morgan Stanley & Co. LLC	5,250,000 USD	(328,369)	31,222	(359,591)
Receives	3-Month USD LIBOR	2.34%	6M/3M	01/25/2027	Morgan Stanley & Co. LLC	1,000,000 USD	(62,737)	—	(62,737)
Receives	3-Month USD LIBOR	2.35%	6M/3M	11/8/2024	Morgan Stanley Capital Services LLC	4,000,000 USD	(239,547)	—	(239,547)
Receives	3-Month USD LIBOR	2.37%	6M/3M	11/1/2024	Morgan Stanley Capital Services LLC	2,000,000 USD	(120,698)	—	(120,698)
Receives	3-Month USD LIBOR	2.38%	6M/3M	10/5/2023	Morgan Stanley Capital Services LLC	3,000,000 USD	(150,052)	—	(150,052)
Receives	3-Month USD LIBOR	2.39%	6M/3M	11/16/2028	Morgan Stanley Capital Services LLC	4,000,000 USD	(254,682)	—	(254,682)
Receives	3-Month USD LIBOR	2.40%	6M/3M	01/25/2027	Morgan Stanley & Co. LLC	2,900,000 USD	(191,704)	24,111	(215,815)
Receives	3-Month USD LIBOR	2.41%	6M/3M	02/27/2027	Morgan Stanley & Co. LLC	2,300,000 USD	(153,513)	—	(153,513)
Receives	3-Month USD LIBOR	2.41%	6M/3M	12/22/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	50,000,000 USD	(1,863,593)	—	(1,863,593)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	2.42%	6M/3M	09/22/2024	Morgan Stanley Capital Services LLC	2,000,000 USD	$(122,678)	$—	$(122,678)
Receives	3-Month USD LIBOR	2.42%	6M/3M	10/24/2024	Morgan Stanley Capital Services LLC	2,000,000 USD	(124,415)	—	(124,415)
Receives	3-Month USD LIBOR	2.43%	6M/3M	10/11/2026	Morgan Stanley Capital Services LLC	3,000,000 USD	(206,500)	—	(206,500)
Receives	3-Month USD LIBOR	2.45%	6M/3M	10/18/2024	Morgan Stanley Capital Services LLC	4,000,000 USD	(251,872)	—	(251,872)
Receives	3-Month USD LIBOR	2.53%	6M/3M	09/25/2024	Morgan Stanley & Co. LLC	2,130,000USD	(140,226)	—	(140,226)
Receives	3-Month USD LIBOR	2.58%	6M/3M	08/5/2025	Morgan Stanley Capital Services LLC	7,000,000 USD	(510,698)	—	(510,698)
Receives	3-Month USD LIBOR	2.58%	6M/3M	03/27/2027	Morgan Stanley & Co. LLC	300,000 USD	(23,009)	—	(23,009)
Receives	3-Month USD LIBOR	2.67%	6M/3M	09/13/2028	Morgan Stanley Capital Services LLC	2,500,000 USD	(211,069)	—	(211,069)
Receives	3-Month USD LIBOR	2.72%	6M/3M	09/8/2028	Morgan Stanley Capital Services LLC	1,000,000 USD	(87,370)	—	(87,370)
Receives	3-Month USD LIBOR	2.72%	6M/3M	08/8/2028	Morgan Stanley Capital Services LLC	3,000,000 USD	(262,659)	—	(262,659)
Receives	3-Month USD LIBOR	2.83%	6M/3M	07/29/2029	Morgan Stanley Capital Services LLC	3,000,000 USD	(294,569)	—	(294,569)
Receives	3-Month USD LIBOR	2.90%	6M/3M	03/27/2026	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,000,000 USD	(1,830,013)	—	(1,830,013)
Receives	3-Month USD LIBOR	3.08%	6M/3M	04/30/2027	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,000,000 USD	(2,147,050)	—	(2,147,050)
Receives	3-Month USD LIBOR	3.15%	6M/3M	05/21/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,000,000 USD	(671,370)	—	(671,370)
Receives	3-Month USD LIBOR	3.21%	6M/3M	05/25/2033	Morgan Stanley & Co. LLC	2,000,000 USD	(157,908)	(1,053)	(156,855)

Total Centrally Cleared Interest Rate Swaps Outstanding							$(11,245,463)	$81,097	$(11,326,560)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

OTC Interest Rate Swaps Outstanding at March 31, 2021

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month RUB MOSPRIME	5.68%	1Y/3M	03/5/2023	Goldman Sachs International	2,335,109,363 RUB	$456,162	$—	$456,162

Total OTC Interest Rate Swaps Outstanding							$456,162	$—	$456,162

Abbreviation Legend:
M	Monthly
1Y	Yearly
28D	28 Days
3M	Quarterly
6M	Semi-Annually
ADR	American Depository Receipt
BADLARPP	BADLAR Private Banks
CBOT	Chicago Board of Trade
CDE	Montreal Exchange
CFE	CBOE Futures Exchange
CLICP	Sinacofi Chile Interbank Rate Average
CME	Chicago Mercantile Exchange
CNRR007	China Fixing Rate Repo Rates 7 Day
COMEX	Commodities Exchange Center
Eurex	Eurex Exchange
EURIBOR	Euro Interbank Offered Rate
Euronext	Euronext Paris
ICE	Ice Futures Europe
IDEM	Italian Derivatives Exchange Market
ISE	Istanbul Stock Exchange
KRX FM	Korea Exchange (Futures Market)
LIBOR	London Interbank Offered Rate
LME	London Metal Exchange
MTN	Medium Term Note
MOSPRIME	Moscow Prime Offered Rate
MYX	Bursa Malaysia
Nasdaq-OMX	NASDAQ OMX Stockholm
NYMEX	New York Mercantile Exchange
OSE	Osaka Exchange
OTC	Over the Counter
PIK	Payment in Kind
PRIBOR	Prague Interbank Offer Rate
REG S	Regulation-S
REIT	Real Estate Investment Trust
SFE	ASX Trade24
SGX	Singapore Exchange

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2021

T	At Maturity
TFEX	Thailand Futures Exchange
TIIE	TIIE Mexican Interbank Equilibrium Interest Rate
WIBOR	Poland Warsaw Interbank Offer Rate

Currency Legend:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Assets and Liabilities

As of March 31, 2021

Assets:
Investments in securities, at fair value (cost $3,439,806,866)	$3,535,973,198
Cash	1,038,181,645
Cash denominated in foreign currencies (cost of $22,144,525)	22,343,956
Segregated cash balance with broker for securities sold short	339,517,317
Segregated cash balance with custodian for derivative financial instruments	438,570,357
Segregated cash balance with counterparties for futures contracts	24,195,998
Segregated cash balance with counterparties for centrally cleared derivatives	48,323,151
Segregated cash balance with counterparties for OTC derivatives	20,179,628
Segregated cash balance with counterparties for reverse repurchase agreements	3,098,318
Unrealized appreciation on unfunded loan commitments	71,643
Unrealized appreciation on forward foreign currency exchange contracts	4,654,833
Income receivable	17,460,016
Receivable for investments sold	94,093,238
Receivable for Fund shares sold	3,508,586
Receivable for periodic payments from swap contracts	12,497,197
Investment subscriptions paid in advance	100,000,000
Variation margin receivable on futures	41,184,304
Variation margin receivable on centrally cleared swaps	5,674,910
Swap contracts, at fair value (net premiums paid $1,458,006)	16,515,762
Prepaid expenses and other assets	454,433

Total assets	5,766,498,490

Liabilities:
Securities sold short, at fair value (proceeds of $302,664,593)	337,365,053
Cash received as collateral from custodian for derivative financial instruments	647,157
Cash received as collateral from counterparty for centrally cleared derivatives	28,558,843
Cash received as collateral from counterparty for futures contracts	259,864
Cash received as collateral for swaps and reverse repurchase agreements	186,000
Cash received as collateral from counterparty for OTC derivatives	570,175
Options written, at fair value (premiums received $33,231,737)	23,743,832
Unrealized depreciation on forward foreign currency exchange contracts	3,524,848
Payable for reverse repurchase agreements	137,693,402
Payable for investments purchased	110,106,800
Payable for Fund shares redeemed	8,483,827
Payable for periodic payments from swap contracts	10,153,809
Variation margin payable on futures	1,537,844
Variation margin payable on centrally cleared swaps	40,647,604
Swap contracts, at fair value (net premiums received $1,546,513)	25,868,809
Unrealized depreciation on unfunded loan commitments	1,213
Dividend and interest income payable on securities sold short	587,566
Management fee payable	23,864,468
Accrued expenses and other liabilities	7,209,777

Total liabilities	761,010,891

Commitments and contingencies (Note 2)
Net assets	$5,005,487,599

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Assets and Liabilities (Continued)

As of March 31, 2021

Net Assets Consist of:
Paid-in capital	$5,449,595,949
Total distributable loss	(444,108,350)

Net assets	$5,005,487,599

Net Asset Value:
Class I Shares
Net Assets	$3,637,017,956
Class I Shares outstanding, no par value, unlimited shares authorized	348,316,502

Net asset value per share	$10.44

Class D Shares
Net Assets	$27,030,807
Class D Shares outstanding, no par value, unlimited shares authorized	2,580,674

Net asset value per share	$10.47

Class Y Shares
Net Assets	$1,341,438,836
Class Y Shares outstanding, no par value, unlimited shares authorized	129,503,907

Net asset value per share	$10.36

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Operations

For the Year Ended March 31, 2021

Investment Income:
Interest (including net foreign taxes withheld of $810)	$183,088,822
Dividends (including net foreign taxes withheld of $28,418)	10,090,452

Total income	193,179,274

Expenses:
Management fees	$104,842,669
Dividends and interest on securities sold short	12,454,559
Professional fees	8,172,311
Interest fees	6,909,521
Administration fees	4,556,715
Shareholder service fees	3,597,893
Financing fees on securities sold short	2,455,052
Line of credit fee	1,512,808
Custodian fees	1,471,439
Trustees’ fees	1,199,988
Printing and postage fees	704,446
Other	538,086
Registration fees	228,126
Distribution fees—Class D	81,462

Net expenses	148,725,075

Net investment income	44,454,199

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments in securities	173,292,698
Net realized loss on securities sold short	(142,061,381)
Net realized gain on forward foreign currency exchange contracts	8,438,516
Net realized loss on foreign currency transactions	(744,233)
Net realized loss on futures contracts	(25,671,276)
Net realized gain on options written	83,341,290
Net realized loss on swap contracts	(22,334,277)
Net change in unrealized appreciation on investments in securities	946,747,762
Net change in unrealized depreciation on securities sold short	(112,894,188)
Net change in unrealized depreciation on forward foreign currency exchange contracts	(11,469,719)
Net change in unrealized depreciation on foreign currency translations	(4,581,456)
Net change in unrealized appreciation on futures contracts	17,807,387
Net change in unrealized appreciation on options written	6,204,626
Net change in unrealized appreciation on swap contracts	14,811,021
Net change in unrealized appreciation on unfunded loan commitments	70,430

Net realized and unrealized gain	930,957,200

Net increase in net assets resulting from operations	$975,411,399

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Changes in Net Assets

	Year Ended 3/31/2021	Year Ended 3/31/2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$44,454,199	$114,638,097
Net realized gain (loss)	74,261,337	(135,247,628)
Net change in unrealized appreciation (depreciation)	856,695,863	(968,108,839)

Net increase (decrease) in net assets resulting from operations	975,411,399	(988,718,370)

Distributions:
Distributions from earnings
Class I Shares	(119,292,805)	(213,950,691)
Class D Shares	(779,289)	(1,248,825)
Class Y Shares	(46,914,714)	(78,417,862)

Total distributions to shareholders	(166,986,808)	(293,617,378)

Capital Transactions:
Shareholder subscriptions:
Proceeds from sale of Class I Shares	1,047,977,900	2,159,651,178
Proceeds from sale of Class D Shares	14,061,374	24,881,951
Proceeds from sale of Class Y Shares	75,780,550	1,157,789,108
Shareholder reinvestments:
Net asset value of Class I Shares issued to shareholders in payment of distributions declared	90,069,095	147,096,547
Net asset value of Class D Shares issued to shareholders in payment of distributions declared	628,531	1,173,636
Net asset value of Class Y Shares issued to shareholders in payment of distributions declared	46,756,240	78,217,640
Shareholder redemptions:
Cost of Class I Shares redeemed	(2,820,623,301)	(1,919,545,972)
Cost of Class D Shares redeemed	(33,673,907)	(276,004,337)
Cost of Class Y Shares redeemed	(752,185,026)	(772,106,834)

Net increase (decrease) in net assets resulting from capital transactions	(2,331,208,544)	601,152,917

Net decrease in net assets	(1,522,783,953)	(681,182,831)

Net Assets:
Beginning of period	6,528,271,552	7,209,454,383

End of period	$5,005,487,599	$6,528,271,552

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Changes in Net Assets (Continued)

	Year Ended 3/31/2021	Year Ended 3/31/2020
Share Transactions:
Class I Shares
Beginning of period	521,138,289	491,804,552
Shares issued	105,461,698	200,846,060
Reinvestment in Shares	8,873,803	13,798,925
Shares redeemed	(287,157,288)	(185,311,248)

Net change in shares resulting from share transactions	(172,821,787)	29,333,737

End of period	348,316,502	521,138,289

Class D Shares
Beginning of period	4,504,458	27,686,086
Shares issued	1,415,160	2,332,799
Reinvestment in Shares	61,681	109,891
Shares redeemed	(3,400,625)	(25,624,318)

Net change in shares resulting from share transactions	(1,923,784)	(23,181,628)

End of period	2,580,674	4,504,458

Class Y Shares
Beginning of period	194,437,258	151,628,621
Shares issued	7,823,515	108,074,404
Reinvestment in Shares	4,643,122	7,399,966
Shares redeemed	(77,399,988)	(72,665,733)

Net change in shares resulting from share transactions	(64,933,351)	42,808,637

End of period	129,503,907	194,437,258

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$975,411,399
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in securities	(6,263,515,332)
Proceeds from disposition of investments in securities	8,658,848,773
Proceeds from securities sold short	1,129,205,288
Payments to cover securities sold short	(1,336,620,387)
Short-term investments, net	330,840,808
Premiums paid on closing options written	(19,969,463)
Proceeds from premiums received from options written	121,077,261
Net realized gain on investments in securities	(173,292,698)
Net realized loss on securities sold short	142,061,381
Net realized gain on options written	(83,341,290)
Net realized gain on reverse repurchase agreements	(843,611)
Net change in accretion of bond discount and amortization of bond and swap premium	(11,606,123)
Net change in unrealized appreciation on investments in securities	(946,747,762)
Net change in unrealized depreciation on securities sold short	112,894,188
Net change in unrealized appreciation on options written	(6,204,626)
Net change in unrealized depreciation on reverse repurchase agreements	4,072,238
Changes in assets and liabilities:
(Increase) decrease in assets:
Unrealized appreciation on forward foreign currency exchange contracts	19,943,226
Income receivable	18,331,211
Receivable for periodic payments from swap contracts	(8,130,983)
Investment subscriptions paid in advance	(100,000,000)
Variation margin receivable on futures	25,324,500
Variation margin receivable on centrally cleared swaps	663,065
Change in unrealized on unfunded loan	(71,643)
Swap contracts, at fair value	104,288,041
Prepaid expenses and other assets	(306,710)
Increase (decrease) in liabilities:
Cash received as collateral for swaps and reverse repurchase agreements	(1,534,503)
Cash received as collateral from custodian for derivative financial instruments	(8,402,843)
Cash received as collateral from counterparty for OTC derivatives	(8,464,825)
Cash received as collateral from counterparty for centrally cleared derivatives	9,683,998
Cash received as collateral from counterparty for futures contracts	259,864
Unrealized depreciation on forward foreign currency exchange contracts	(8,473,507)
Swap contracts, at fair value	(93,012,229)
Variation margin payable on futures	(9,866,971)
Variation margin payable on centrally cleared swaps	3,318,062
Payable for periodic payments from swap contracts	(22,784,386)
Dividend and interest income payable on securities sold short	(866,789)
Interest payable on reverse repurchase agreements	(1,336,640)
Change in unrealized on unfunded loan	1,213
Management fee payable	(12,588,823)
Accrued expenses and other liabilities	(5,619,281)

Net cash provided by operating activities	$2,532,623,091

Cash Flows from Financing Activities
Proceeds from shares sold	1,140,792,509
Cost of shares repurchased	(3,636,347,464)
Proceeds from reverse repurchase agreements	3,698,397,798
Repayment of reverse repurchase agreements	(4,728,081,790)
Distributions paid (net of reinvestment)	(29,532,942)

Net cash used in financing activities	(3,554,771,889)

Net increase (decrease) in unrestricted and restricted cash and foreign currency	(1,022,148,798)
Unrestricted and restricted cash and foreign currency, beginning of period	2,956,559,168

Unrestricted and restricted cash and foreign currency, end of period	$1,934,410,370

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$8,246,161

Non-Cash Financing Activities
Capital shares issued in reinvestment of distribution	$137,453,866

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Cash Flows (Continued)

For the Year Ended March 31, 2021

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Year Ended March 31, 2021	Year Ended March 31, 2020
Cash	$1,038,181,645	$2,190,708,712
Foreign currency at value	22,343,956	107,676,816
Cash Pledged
Securities sold short	339,517,317	266,496,311
Derivative financial instruments	438,570,357	80,535,000
Futures contracts	24,195,998	42,682,963
Centrally cleared derivatives	48,323,151	32,176,492
OTC derivatives	20,179,628	47,125,548
TBAs	—	1,770,000
Reverse repurchase agreements	3,098,318	187,387,326

	$1,934,410,370	$2,956,559,168

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights

(For Shares Outstanding Throughout the Period)

	Class I
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2017
Net Asset Value, Beginning of Period	$9.08	$10.76	$10.67	$10.56	$9.82
Income From Investment Operations:
Net investment income[1]	0.08	0.15	0.10	0.01	0.07
Net realized and unrealized gain (loss)	1.60	(1.44)	0.19	0.31	0.72

Total From Investment Operations	1.68	(1.29)	0.29	0.32	0.79

Less Distributions to Shareholders:
From net investment income	(0.32)	(0.21)	(0.13)	(0.08)	(0.05)
From net realized capital gains	—	(0.18)	(0.07)	(0.13)	—

Total Distributions	(0.32)	(0.39)	(0.20)	(0.21)	(0.05)

Net Asset Value, End of Period	$10.44	$9.08	$10.76	$10.67	$10.56

Total Return	18.34%	(12.32)%	2.76%	3.06%	8.03%

Ratios to Average Net Assets:[2]
Expenses other than Management Fees	0.80%	0.94%	1.33%	0.89%	1.15%
Management Fees	1.87%	1.85%	1.86%	1.88%	1.88%

Net expenses	2.67%	2.79%	3.19%	2.77%	3.03%
Excluded expenses[3]	(0.42)%	(0.65)%	(1.00)%	(0.57)%	(0.81)%

Expenses, net of impact of excluded expenses	2.25%	2.14%	2.19%	2.20%	2.22%

Net investment income	0.77%	1.43%	0.94%	0.13%	0.71%

Supplemental Data:
Net assets, end of period (in thousands)	$3,637,018	$4,734,372	$5,292,572	$5,088,031	$3,597,704
Portfolio turnover	135%	193%	203%	300%	237%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[3]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 7.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights (Continued)

(For Shares Outstanding Throughout the Period)

	Class D
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2017
Net Asset Value, Beginning of Period	$9.10	$10.73	$10.64	$10.53	$9.81
Income From Investment Operations:
Net investment income (loss)[1]	0.05	0.13	0.06	(0.03)	0.05
Net realized and unrealized gain (loss)	1.60	(1.46)	0.20	0.30	0.70

Total From Investment Operations	1.65	(1.33)	0.26	0.27	0.75

Less Distributions to Shareholders:
From net investment income	(0.28)	(0.12)	(0.10)	(0.03)	(0.03)
From net realized capital gains	—	(0.18)	(0.07)	(0.13)	—

Total Distributions	(0.28)	(0.30)	(0.17)	(0.16)	(0.03)

Net Asset Value, End of Period	$10.47	$9.10	$10.73	$10.64	$10.53

Total Return	18.07%	(12.60)%	2.50%	2.60%	7.70%

Ratios to Average Net Assets:[2]
Expenses other than Management Fees	1.07%	1.18%	1.71%	1.27%	1.40%
Management Fees	1.87%	1.85%	1.86%	1.88%	1.88%

Net expenses	2.94%	3.03%	3.57%	3.15%	3.28%
Excluded expenses[3]	(0.68)%	(0.90)%	(1.29)%	(0.81)%	(1.06)%

Expenses, net of impact of excluded expenses	2.26%	2.13%	2.28%	2.34%	2.22%

Net investment income	0.51%	1.19%	0.57%	(0.26)%	0.48%

Supplemental Data:
Net assets, end of period (in thousands)	$27,031	$40,987	$297,086	$229,593	$316,243
Portfolio turnover	135%	193%	203%	300%	237%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[3]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 7.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights (Continued)

(For Shares Outstanding Throughout the Period)

	Class Y
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2017
Net Asset Value, Beginning of Period	$9.02	$10.68	$10.59	$10.48	$9.75
Income From Investment Operations:
Net investment income[1]	0.08	0.16	0.09	0.02	0.08
Net realized and unrealized gain (loss)	1.59	(1.42)	0.21	0.31	0.71

Total From Investment Operations	1.67	(1.26)	0.30	0.33	0.79

Less Distributions to Shareholders:
From net investment income	(0.33)	(0.22)	(0.14)	(0.09)	(0.06)
From net realized capital gains	—	(0.18)	(0.07)	(0.13)	—

Total Distributions	(0.33)	(0.40)	(0.21)	(0.22)	(0.06)

Net Asset Value, End of Period	$10.36	$9.02	$10.68	$10.59	$10.48

Total Return	18.49%	(12.25)%	2.85%	3.17%	8.10%

Ratios to Average Net Assets:[2]
Expenses other than Management Fees	0.72%	0.83%	1.39%	0.79%	1.05%
Management Fees	1.87%	1.85%	1.86%	1.88%	1.88%

Net expenses	2.59%	2.68%	3.25%	2.67%	2.93%
Excluded expenses[3]	(0.42)%	(0.62)%	(1.13)%	(0.57)%	(0.81)%

Expenses, net of impact of excluded expenses	2.17%	2.06%	2.12%	2.10%	2.12%

Net investment income (loss)	0.85%	1.54%	0.89%	0.23%	0.78%

Supplemental Data:
Net assets, end of period (in thousands)	$1,341,439	$1,752,913	$1,619,797	$686,390	$432,327
Portfolio turnover	135%	193%	203%	300%	237%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[3]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 7.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements

For the Year Ended March 31, 2021

1. Organization

Blackstone Alternative Investment Funds (the “Trust”) is a Massachusetts business trust authorized to issue an unlimited number of shares of beneficial interest, which may be divided into different series and classes. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). During the year ended March 31, 2021, the Trust consisted of a single series, Blackstone Alternative Multi-Strategy Fund (the “Fund”). The Fund commenced operations offering Class I Shares on June 16, 2014. The Fund also offers Class D Shares, Class Y Shares and Class R Shares. Class D Shares and Class Y Shares commenced operations on November 17, 2014 and January 28, 2015, respectively. As of March 31, 2021, the Fund had not issued any Class R Shares. The Fund operates as a diversified open-end investment company as defined in the 1940 Act.

The investment adviser of the Fund is Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Investment Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member a “Trustee”) of the Trust supervises the conduct of the Fund’s affairs and has engaged BAIA to manage the Fund’s day-to-day investment activities pursuant to an investment management agreement. The Fund’s investment objective is to seek capital appreciation. In pursuing the Fund’s investment objective, the Investment Adviser seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. The Investment Adviser seeks to achieve the Fund’s objectives by allocating the Fund’s assets among a variety of non-traditional, or “alternative,” investment strategies. The Investment Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among the sub-advisers (the “Sub-Advisers”) with experience managing alternative investment strategies and among investment funds. The Investment Adviser also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments. The Investment Adviser may allocate the Fund’s assets among discretionary and non-discretionary Sub-Advisers. Each discretionary Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Investment Adviser allocates to it. Each non-discretionary Sub-Adviser is responsible for providing the Investment Adviser with a model portfolio for the assets allocated to it to be implemented by the Investment Adviser in its discretion. The Investment Adviser has the ultimate responsibility to oversee each Sub-Adviser (subject to the oversight of the Board). The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Fund’s assets may be invested in three wholly-owned and controlled subsidiaries of the Fund (collectively, the “Subsidiaries”), each of which has the same investment objective as the Fund. One of the Fund’s Subsidiaries, Blackstone Alternative Multi-Strategy Sub Fund II Ltd. (the “Cayman Subsidiary”), is a Cayman Islands exempted company. Both of the other Subsidiaries, Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. (the “Domestic Subsidiary III”) and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (the “Domestic Subsidiary IV”), are Delaware limited liability companies. The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiary III and the Domestic Subsidiary IV invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The consolidated financial statements include the financial statements of the Fund and the three Subsidiaries. Except where context otherwise requires, the term “Fund” refers to the Fund together with the applicable Subsidiaries.

The Fund and the Cayman Subsidiary are each a commodity pool under the Commodity Exchange Act (“CEA”) and are subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAIA, the commodity pool operator of the Fund and the Cayman Subsidiary, is registered as such with the CFTC, but has claimed relief under Rules 4.12(c)(3) and 4.7 under the CEA, respectively, from certain disclosure,

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

reporting, and recordkeeping requirements otherwise applicable to commodity pools. Neither the Domestic Subsidiary III nor the Domestic Subsidiary IV intends to invest more than a de minimis level of its net assets in “commodity interests” (as defined under the CEA). Accordingly, BAIA is relying on CFTC No-Action Letter 12-38 with respect to the Domestic Subsidiary III and has claimed an exemption under Rule 4.13(a)(3) from registration as a commodity pool operator with respect to the Domestic Subsidiary IV.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Fund.

2. Basis of Presentation

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, except as otherwise noted. The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the period. Actual results could differ from these estimates and these differences could be material.

The Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

Consolidation

The Fund consolidates its investment in the Subsidiaries. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiaries. All material intercompany balances and transactions have been eliminated.

3. Significant Accounting Policies

Valuation Policy

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time) on each day that the NYSE is open for business (a “Business Day”).

For purposes of calculating the NAV for each class of shares, the Fund values its investments in securities, securities sold short, derivative financial instruments and other investments at fair value. The Board has established procedures for determining the fair value of securities, including securities sold short, derivative financial instruments and other investments (together, the “investments”) (the “Valuation Procedures”). The Board has delegated to the Investment Adviser day-to-day responsibility for implementing the Valuation Procedures. The Investment Adviser’s management has formed the Fair Value Committee (the “FVC”), to which the Board has delegated responsibility for providing oversight of the valuation and pricing function of the Fund for all investments. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined by the FVC in good faith, and such determinations will be reported to the Board. Due to the inherent uncertainty, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the value of the Fund’s investments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the FVC and the Investment Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events. There were no instances of such determination made during the year ended March 31, 2021.

COVID-19 and Global Economic and Market Conditions

The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on certain non-essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying these consolidated financial statements are based on the information available as of March 31, 2021, including judgments about the financial markets and economic conditions which may change over time.

Fair Value Measurements

Fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3. The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Fund does not adjust the quoted price for these investments.

The types of investments categorized within Level 1 generally include actively traded domestic and certain foreign equity securities, short-term investments and derivative financial instruments actively traded on recognized exchanges.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

The types of investments categorized within Level 2 generally include certain foreign equities; fixed income securities including corporate and convertible bonds, loans, trade claims, sovereign debt obligations, U.S. Treasury obligations, and asset-backed and mortgage-backed securities; over-the-counter (“OTC”) derivative financial instruments such as total return swaps, interest rate swaps, credit default swaps, OTC options; and forward foreign currency exchange contracts (“Forwards”).

Level 3 – pricing inputs are unobservable and include instances where there is little, if any, market activity for the investment. Inputs reflect the best estimate of what market participants would use in determining fair value of investments as of the measurement date.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy.

Level 3 investments are valued by broker quotes, fair value models, or pricing services that may employ valuation techniques with unobservable inputs. At March 31, 2021, the total fair value of Level 3 investments was $64,887,688. The appropriateness of fair values for these securities are monitored on an ongoing basis, including through backtesting, pricing due diligence, unchanged price review, use of specialists, and consideration of macro security specific events.

Where appropriate, the accounting for Blackstone’s investments incorporates the changes in fair value of those investments as determined under U.S. GAAP. The significant inputs and assumptions required to determine the change in fair value of the investments of the Fund are discussed in more detail below.

A description of the valuation techniques applied to the Fund’s major categories of investments measured at fair value on a recurring basis are as follows:

Exchange-Traded Securities

Equity securities, including common stock, listed preferred stock, exchange-traded funds, special purpose acquisition companies, and derivative financial instruments, such as futures contracts and option contracts, that are traded on a recognized securities exchange or on the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sales price (or the official closing price of certain foreign exchanges) or the NASDAQ official closing price, as applicable. For securities traded on more than one exchange, the last reported sales price on the exchange where the security is primarily traded is used. To the extent these securities and derivative financial instruments are actively traded and adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy.

The Fund may use a third-party fair valuation service provider to value foreign equity securities that are primarily traded outside of North America and South America. The third-party fair valuation service provider calculates a factor (“Fair Value Factor”) that is applied to adjust the last price of each such security in the event that there is movement in excess of a specified trigger, as measured by the movement between the prior close and the current close of the U.S. market. Foreign equities for which the last price has been adjusted by such factor will generally be categorized as Level 2 within the fair value hierarchy.

Short-Term Investments

The Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be short-term investments. At March 31, 2021, the Fund did not have any investment in short-term investments.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Derivative Financial Instruments

OTC derivative financial instruments, such as Forwards, OTC options contracts, or swap agreements, derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination thereof. These contracts are normally valued by pricing service providers or based on broker-dealer quotations. Depending on the nature of the instruments and the terms of the transaction, the value of OTC derivative financial instruments can be estimated by a pricing service provider using a series of techniques, including industry standard pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, yield curves, dividends and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the clearing exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, U.S. government sponsored agency securities, municipal bonds, U.S. Treasury obligations, foreign debt obligations, and bank debt are normally valued by pricing service providers on the basis of last available bid price or ask price for securities sold short. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades, or valuation estimates from their internal pricing models to determine the reported price that consider observable inputs. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage-related securities (“MBS”) and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and in corporate deal collateral performance, as available. MBS and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Investments in Investee Funds

The fair value of investments in unaffiliated hedge funds (collectively, the “Investee Funds”) is generally determined using the reported NAV per share of the Investee Fund, or its equivalent, as a practical expedient for fair value, unless the investment in the Investee Fund is traded on a recognized securities exchange and a quoted price is available as of the measurement date. If the Investee Fund is not traded on an exchange, the Fund may, as a practical expedient, estimate the fair value of an Investee Fund based on the reported NAV per share or its equivalent if the reported NAV per share or its equivalent of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Securities and Other Investments

Bank Debt

The Fund may invest in bank debt including, for example, corporate loans, trade claims, loan participations, direct debt, revolvers, bank loans, and bridge loans. The Fund invests in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third-party and the Fund typically will have a contractual relationship only with the third-party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third-party. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Certain types of bank debt may have an associated partially funded or unfunded commitment. The unfunded commitments may or may not be funded by the Fund. At March 31, 2021, the Fund had an outstanding commitment of $2,283,853 related to held unfunded commitments.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in MBS (residential and commercial) and other ABS. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, residential mortgage-backed securities, collateralized debt obligations, collateralized loan obligations, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. MBS and other ABS represent interests in pools of mortgages, loans or other assets. MBS are created from pools of residential or commercial mortgage loans, including loans made by savings and loans institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment that consists of principal and/or interest payments. Interest payments may be determined by fixed or adjustable rates. MBS and ABS are subject to credit, interest rate, valuation liquidity, prepayment and extension risks.

Securities Sold Short

The Fund may sell securities short (a “Short Sale”). A Short Sale is a transaction whereby the Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Fund’s broker will execute a borrow transaction to deliver the securities resulting from the Fund’s Short Sale. The Fund is obligated to repurchase the securities at the market price at the time of replacement. The Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Fund establishes a liability which is recorded as securities sold short on the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Fund is liable to pay any dividends declared and/or interest income earned during the period the Short Sale is open. These dividends and interest are recorded as dividend and interest expense on securities sold short in the Consolidated Statement of Operations.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Commodities

Allowances are valued according to their vintage on market price or Allowances delivered during the valuation month. ICE futures U.S., Inc. (ICE) will serve as the primary pricing source. When early vintage Allowances no longer have readily observable market prices from ICE, they will be valued using prices for later vintage Allowances. ICE lists widely-traded futures contracts for the Allowance market. These contracts result in the delivery of an Allowance at expiry. The ICE CCA contracts permits delivery of Allowances issued by California or any linked program (at this time Quebec and Ontario). Trading in these futures contracts are subject to ICEs market rules. ICE lists separate CCA by vintage, (e.g. 2017 Vintage, 2018 Vintage and 2019 Vintage). The most traded ICE CCA contracts allow delivery of the indicated vintage or earlier hence a 2016 Vintage Allowance can be delivered against the 2017 Vintage Contract. This flexibility means futures contracts on earlier vintages are usually more liquid than, and worth at least as much as, later Vintages.

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as of the date notified. Interest income, which includes amortization of premiums and accretion of discounts on non-defaulted fixed income securities, is recorded on an accrual basis and is accrued daily. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Allocation of Income and Expenses

The Fund uses the adjusted prior day net assets for each class of shares, adjusted for capital activity, to allocate Fund-level income and expenses and unrealized capital gains and losses pro-rata to each class of shares. Class-specific income and expenses are allocated directly to the applicable class.

Cash

At March 31, 2021, the Fund had $1,038,181,645 in domestic cash and $22,343,956 in foreign cash held at State Street Bank and Trust Company.

Foreign Currency

The functional currency of the Fund is the U.S. dollar. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing prices of such currencies on each Business Day. Purchases and sales of investments and income and expenses are translated on the respective dates of such transactions or when accrued. The Fund does not isolate the portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the fair value of the investments. Such gains and losses are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies and currency gains and losses realized between trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation of assets and liabilities, other than investments, attributable to foreign currency fluctuations are recorded as net unrealized appreciation or depreciation on foreign currency translations in the Consolidated Statement of Operations.

Contingencies

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

Income Taxes

The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund plans to file U.S. federal and various state and local tax returns.

For the current open tax years ending on October 31, 2017, October 31, 2018, October 31, 2019 and October 31, 2020, with respect to all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. As a result, no income tax liability or expense, including interest and penalties, has been recorded within these consolidated financial statements.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains of the Fund, if any, are generally declared and paid in December; however, the Fund may make additional distributions at other times consistent with Rule 19b-1 under the 1940 Act. Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares (see Note 6) of the Fund or, if elected by the Shareholder, paid in cash.

Segregation and Collateralization

In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) and its staff require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., futures contracts, forwards, swaps and options written), or transactions considered to reflect borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or other guidance issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments to the extent consistent with the 1940 Act and interpretive positions of the SEC and its staff. The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) entered into between the Fund and each of its respective counterparties. An ISDA Master Agreement may contain certain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Certain ISDA Master Agreements, or similar agreements, may allow the Fund to offset certain derivative financial instruments with collateral. At March 31, 2021, the Fund used the gross method of presentation in its consolidated financial statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements (“MNA”). The segregated cash balance with counterparties for OTC derivatives disclosed on the Consolidated Statement of Assets and Liabilities includes amounts for various derivative types which are comingled per the Fund’s ISDA Master Agreements. These amounts are shown gross. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $250,000. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified as such in

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

the Fund’s portfolio. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable counterparty. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive unless explicitly permitted by each respective governing agreement.

The Fund manages counterparty risk by entering into agreements only with counterparties that the Investment Adviser believes to have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. The agreements entered into by the Fund may contain credit risk related contingent features that may be triggered in certain circumstances to protect either party from a deterioration in creditworthiness of the other. Such circumstances may include a decrease in credit rating or, in the case of the Fund, a decrease in NAV. If triggered, the Fund or counterparty may be entitled to additional cash margin and/or to terminate the contract. See Note 9 for a further discussion of the risks of the Fund, including credit and counterparty risk.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date, under the terms of a Master Repurchase Agreement (“MRA”). The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of March 31, 2021, the face value of open reverse repurchase agreements for the Fund was $137,586,313. The weighted average daily balances of reverse repurchase agreements outstanding for the Fund during the year ended March 31, 2021 was approximately $419,479,648, at a weighted average weekly interest rate of 1.64%.

An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty. The Fund may not use reverse repurchase agreements and related collateral governed by an MRA to offset derivatives contracts and related collateral governed by an ISDA (see Note 4) or securities lending agreements (“SLA”) and related collateral governed by an SLA (see below).

The following tables present the reverse repurchase agreements, which are subject to enforceable MRAs, as well as the collateral delivered related to those reverse repurchase agreements by class of collateral and summarized by the remaining contractual maturity of the transactions.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral(1)	Cash Collateral Pledged(1)	Net Amount2)
Barclays Bank plc	$(21,430,152)	$21,430,152	$—	$—
BNP Paribas Securities Corp.	(6,547,391)	6,547,391	—	—
Goldman Sachs Bank USA	(44,332,121)	44,332,121	—	—
JPMorgan Chase Bank, N.A.	(46,836,164)	46,836,164	—	—

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral(1)	Cash Collateral Pledged(1)	Net Amount2)
RBC (Barbados) Trading Bank Corporation	$(10,960,220)	$10,960,220	$—	$—
Royal Bank of Canada	(7,587,354)	7,587,354		—

Total	$(137,693,402)	$137,693,402	$—	$—

(1)

Additional required collateral pledged is not shown for financial reporting purposes. The total fair value of non-cash, cash collateral received and cash collateral pledged at March 31, 2021 was $182,038,110, $186,000 and $3,098,318, respectively.

(2)	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

	Remaining Contractual Maturity of the Agreements As of March 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$—	$—	$—	$11,861,998	$11,861,998
Mortgage-Backed Securities	—	59,033,028	12,567,708	—	71,600,736
Sovereign Debt	—	—	—	48,387,172	48,387,172
Asset-Backed Securities	—	5,843,496	—	—	5,843,496
Collateral Cash	—	—	—	—	—

Total	$—	$64,876,524	$12,567,708	$60,249,170	$137,693,402

Gross amount of recognized liabilities for reverse repurchase agreements					$137,693,402

Securities Lending

The Fund may lend securities, through its agent, to certain qualified financial institutions. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next Business Day. The initial collateral received by the Fund should have a value of at least 102% of the current value of loaned securities for U.S. securities and at least 105% for all other securities. The risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while earning returns on the cash amounts which may be reinvested for the purchase of investments in securities. As of March 31, 2021, there were no securities on loan.

The SLA entered into by the Fund provides the right, in the event of default, for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. Under the agreement, the Fund can reinvest cash collateral.

When-Issued and Delayed-Delivery Transactions

The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued or delayed-delivery securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

delayed-delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (“TBAs”). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked-to-market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended, or are subject to contractual restrictions on public sales. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. The Fund will not incur any registration costs upon such resales. The Fund cannot demand registration of restricted securities. The Fund’s restricted securities, like other securities, are priced in accordance with the Valuation Procedures. Restricted securities are identified in the Consolidated Schedule of Investments.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued guidance providing optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) or other interbank-offered based reference rates as of the end of December 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Management continues to evaluate the impact of the guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves.

4. Derivative Financial Instruments

In the normal course of business, the Fund enters into derivative financial instrument contracts for trading and/or economic hedging purposes to increase the returns of the Fund or to protect against exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange risk or other risk (e.g., inflation risk). These contracts may be transacted on a recognized exchange or OTC. The following disclosures contain information on how the Fund uses derivative financial instruments. The derivative financial instruments outstanding as of year end are disclosed in the Consolidated Schedule of Investments.

Forward Foreign Currency Exchange Contracts

The Fund may enter into Forwards to obtain investment exposure, seek to enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forwards are agreements between two parties to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. The market value of a Forward fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on Forwards. When a contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

The use of Forwards does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although Forwards may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

The Fund may enter into futures contracts to maintain investment exposure to a target asset class or to seek to enhance return. The Fund may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Fund must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Fund’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as segregated cash balance with broker for futures contracts in the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of futures contracts may not correspond to the change in the value of the hedge investments. In addition, losses may arise from changes in the value of the underlying instrument, if interest or exchange rates move unexpectedly or if the counterparty is unable to perform. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges’ clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Contracts

The Fund may purchase and write call and put options. An option contract purchased by the Fund gives the Fund the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Fund give the holder the right to buy the underlying instrument from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying instrument to the Fund at a fixed exercise price. The Fund may use options to hedge against changes in values of securities or currencies it owns or expects to own, to gain or to maintain exposure to interest rates, currencies or broad equity markets, to generate additional income or to enhance returns.

Options trading involve certain additional risks. Specific market movements of the option and the instruments underlying the option cannot be predicted. No assurance can be given that a liquid secondary market will exist for any particular option or at any particular time. The Fund might not be able to enter into a closing transaction for the option as a result of an illiquid market for the option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Equity, foreign currency or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the counterparty on such option may be greater and the ability of the Fund to enter into a closing transaction with respect to such option may be less than in the case of an exchange traded option.

The Fund may purchase or write interest rate swaption agreements, which are options to enter into a predefined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid for the call option. Realized gains and losses on purchased options are included in realized gains and losses on investments.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements

The Fund may enter into total return, interest rate, and credit default swap agreements (“Swaps”). Swaps are bilaterally negotiated agreements between the Fund and a counterparty in which the Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swaps are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange or swap execution facility (“centrally cleared swaps”). The Fund may enter into Swaps for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Fund as collateral or margin in accordance with the terms of the respective Swaps to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Fund as collateral for swaps are identified in the Consolidated Schedule of Investments and segregated cash, if any, is reflected in the Consolidated Statement of Assets and Liabilities.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into Swaps involves documentation risk resulting from the possibility that the parties to a

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Swaps may disagree as to the meaning of contractual terms in the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having an MNA between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps: The Fund may enter into OTC and/or centrally cleared interest rate swap contracts to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Fund is subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The Fund may hold fixed rate bonds, and the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Interest rate swaps can be purchased or sold with an upfront premium. An upfront payment received by the Fund is recorded as a liability on the Fund’s Consolidated Statement of Assets and Liabilities and an upfront payment made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Fund’s Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Fund may enter into total return swap agreements to obtain exposure to a security, index, market or other basket of securities without owning such security or investing directly in that security, index, market or other basket of securities or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the underlying instrument, which may include a specified security, index, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. To the extent the total return of the instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying instrument increases and receives payment from the other party if the value of the underlying asset decreases.

The Fund may utilize total return swaps on baskets of securities (“Basket Swaps”) to a significant extent in order to obtain synthetic exposure to investment strategies. For a Basket Swap, the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, and/or commodity interests identified by the Sub-Adviser (or the Adviser). The Fund may also utilize structured notes (“Basket Notes”) in which the Fund or a Subsidiary purchases a note from an issuer in exchange for receiving from the issuer payments that reflect the return of an account through which the Sub-Adviser (or the Adviser) manages a portfolio reflecting a basket of securities, derivatives, and/or commodity interests. The Sub-Adviser (or the Adviser) will select and manage the securities, derivatives, and/or commodity interests underlying the Basket Swap or the Basket Note in a manner consistent with the Fund’s strategies. The Fund’s investment returns on Basket Swaps or Basket Notes generally will correspond to the Fund’s returns had the Sub-Adviser managed the notional equivalent of the Fund’s assets directly (although returns on Basket Swaps or Basket Notes will

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

be reduced by financing charges and trading costs incurred by the Basket Swap counterparty or Basket Note issuer). The Fund expects to obtain a significant portion of its investment exposure through Basket Swaps and/or Basket Notes.

Credit Default Swaps: The Fund may enter into OTC and/or centrally cleared credit default swap contracts to hedge credit risk, to hedge market risk, or to gain exposure on single-name issuers and/or baskets of securities.

In a credit default swap contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Fund or made by the Fund is recorded as a liability or asset, respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Credit default swap contracts are marked-to-market daily and the change is recorded as an unrealized gain or loss on swaps. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps.

Interest rate swaps, total return swaps and credit default swaps outstanding at year end are listed at the end of the Fund’s Consolidated Schedule of Investments.

At March 31, 2021, the Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Centrally cleared swaps, at fair value (c)	$18,787,713	Centrally cleared swaps, at fair value (c)	$(30,033,176)
	Swap contracts, at fair value (b)	866,197	Swap contracts, at fair value (b)	—
	Unrealized appreciation on futures contracts (c)	3,276,055	Unrealized depreciation on futures contracts (c)	(1,303,390)
	Purchased options, at fair value (d)	5,001,802	Options written, at value	(780,969)
Equity	Swap contracts, at fair value (b)	13,849,442	Swap contracts, at fair value (b)	(22,353,165)
	Unrealized appreciation on futures contracts (c)	1,028,797	Unrealized depreciation on futures contracts (c)	(743,224)
	Purchased options, at fair value (d)	—	Options written, at value	(1,749,744)
Commodity	Unrealized appreciation on futures contracts (c)	17,722,579	Unrealized depreciation on futures contracts (c)	(12,532,788)
	Purchased options, at fair value (d)	23,397,522	Options written, at value	(21,213,119)
Credit	Centrally cleared swaps, at fair value (c)	4,995,614	Centrally cleared swaps, at fair value (c)	(5,020,676)
	Swap contracts, at fair value (b)	1,800,123	Swap contracts, at fair value (b)	(3,515,644)

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$4,654,833	Unrealized depreciation on forward foreign currency exchange contracts	$(3,524,848)
	Unrealized appreciation on futures contracts (c)	276,588	Unrealized depreciation on futures contracts (c)	(202,754)
	Purchased options, at fair value (d)	665,599	Options written, at value	—

Total		$96,322,864		$(102,973,497)

Amounts not subject to MNA(1)		75,152,269		(73,579,840)

Total gross amounts subject to MNA		$21,170,595		$(29,393,657)

(1)	See below for disclosure of financial instruments assets and liabilities subject to offset under enforceable MNA.

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended March 31, 2021:

Primary Underlying Risk	Average Number of Contracts(a)	Average Notional USD(a)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate
Swap contracts	—	$2,388,897,136	$18,612,990	$13,412,377
Future contracts	—	1,511,542,978	(2,611,127)	1,180,670
Purchased options (d)	—	(3,499)	3,195,614	1,380,771
Options written	—	43,736	247,804	(546,250)

Equity
Swap contracts	—	1,592,247,626	40,767,941	(53,497,897)
Future contracts	—	118,927,776	(36,681,783)	6,073,546
Purchased options (d)	2,577	(1,010,847)	(13,425,014)	—
Options written	(825)	63,120	34,971,685	640,327

Commodity
Future contracts	—	519,325,938	12,846,100	11,171,848
Purchased options (d)	—	(577,914)	(55,092,384)	(4,484,785)
Options written	—	3,713,132	51,177,711	6,110,549

Credit
Swap contracts	—	429,165,304	(81,715,208)	54,896,541

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Primary Underlying Risk	Average Number of Contracts(a)	Average Notional USD(a)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Foreign Exchange
Forward foreign currency exchange Contracts	—	$1,380,584,672	$8,438,516	$(11,469,719)
Future contracts	—	22,891,415	775,534	(618,677)
Purchased options (d)	—	(4,053,003)	(13,939,566)	3,024,278
Options written	—	3,678,600	(3,055,910)	—

Total			$(35,487,097)	$27,273,579

(a)	Averages are based on monthly activity levels during the year ended March 31, 2021.

(b)	Includes swap contract premiums paid/received and unrealized appreciation/depreciation on swap contracts.

(c)

Includes unrealized appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the Notes to Consolidated Schedule of Investments. Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.

(d)

Includes purchased options that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain on investments in securities and net unrealized appreciation on investments in securities as shown in the Consolidated Statement of Operations.

Netting Arrangements

The Fund enters into ISDA Master Agreements that contain MNAs that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA or SLAs and related collateral governed by an SLA (see Note 3).

The Fund has MNAs, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The following table presents information related to derivative financial instruments and collateral related to securities loaned that are subject to an enforceable MNA and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of March 31, 2021.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

The following table represents the Fund’s derivative financial instrument assets and liabilities by counterparty net of amounts available for offset under an MNA and net of related collateral received/pledged by the Fund as of March 31, 2021:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(4)	Non-Cash Collateral	Net Amount(2)
By Counterparty (1)
Bank of America, N.A.	$816,895	$(4,544)	$—	$—	$812,351
Credit Suisse International	667,997	—	—	—	667,997
Goldman Sachs International	1,664,845	(1,664,845)	—	—	—
HSBC Bank plc	783,702	—	(570,000)	—	213,702
J.P. Morgan Securities LLC	410,035	—	—	—	410,035
JPMorgan Chase Bank, N.A.	566,007	(122,575)	—	—	443,432
Morgan Stanley Capital Services LLC	276,470	(276,470)	—	—	—
Morgan Stanley Capital Services, Inc.	717,582	(630,923)	—	—	86,659
Morgan Stanley & Co. LLC	38,221	—	—	—	38,221

Cayman Subsidiary
State Street Bank and Trust Company	875,211	(807,526)	—	—	67,685

Domestic Subsidiary IV
Credit Suisse International	871,632	(871,632)	—	—	—
Goldman Sachs International	2,077,701	(2,077,701)	—	—	—
J.P. Morgan Securities LLC	922,955	(358,711)	—	—	564,244
JPMorgan Chase Bank, N.A.	8,527,642	(8,039,155)	—	—	488,487
Morgan Stanley Capital Services LLC	1,462,539	(1,462,539)	—	—	—
State Street Bank and Trust Company	491,161	—	(491,161)	—	—

	$21,170,595	$(16,316,621)	$(1,061,161)	$—	$3,792,813

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amount of Liability Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(5)	Non-Cash Collateral	Net Amount(3)
By Counterparty (1)
Bank of America, N.A.	$ (4,544)	$4,544	$—	$—	$—
Barclays Bank PLC	(756,546)	—	756,546	—	—
Goldman Sachs International	(3,420,600)	1,664,845	1,755,755	—	—
JPMorgan Chase Bank, N.A.	(122,575)	122,575	—	—	—
Morgan Stanley Capital Services LLC	(3,100,535)	276,470	2,824,065	—	—
Morgan Stanley Capital Services, Inc.	(630,923)	630,923	—	—	—

Cayman Subsidiary
Citibank N.A.	(468,097)	—	468,097	—	—
J.P. Morgan Securities LLC	(443,459)	—	443,459	—	—
Morgan Stanley Capital Services LLC	(27,897)	—	—	—	(27,897)
State Street Bank and Trust Company	(807,526)	807,526	—	—	—

Domestic Subsidiary IV
Credit Suisse International	(1,221,167)	871,632	349,535	—	—
Goldman Sachs Bank USA	(137,384)	—	—	—	(137,384)
Goldman Sachs International	(5,594,124)	2,077,701	3,516,423	—	—
J.P. Morgan Securities LLC	(358,711)	358,711	—	—	—
JPMorgan Chase Bank, N.A.	(8,039,155)	8,039,155	—	—	—
Morgan Stanley Capital Services LLC	(4,260,414)	1,462,539	2,797,875	—	—

	$ (29,393,657)	$16,316,621	$12,911,755	$—	$ (165,281)

(1)	The Fund and each Subsidiary are subject to separate MNAs with each individual counterparty.

(2)	Net amount represents the net amount receivable from the counterparty in the event of default.

(3)	Net amount represents the net amount payable to the individual counterparty in the event of default.

(4)	Additional required collateral received from the individual counterparty is not shown for financial reporting purposes.

(5)	Additional required collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

5. Fair Value Measurements

The following table presents information about the classification of the Fund’s investments measured at fair value within the fair value hierarchy as of March 31, 2021:

Assets:	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock	$1,001,198,358	$—	$1,249,313	$1,002,447,671
Preferred Stock	—	—	4,482,820	4,482,820
Asset-Backed Securities	—	193,061,594	—	193,061,594
Convertible Bonds	—	3,405,353	—	3,405,353
Bank Debt	—	244,357,649	58,956,505	303,314,154
Corporate Bonds & Notes	—	306,233,714	128,620	306,362,334
Sovereign Debt	—	441,073,547	—	441,073,547
Mortgage-Backed Securities	—	426,998,427	—	426,998,427
U.S. Government Sponsored Agency Securities	—	10,295,721	—	10,295,721
Municipals	—	27,700,965	—	27,700,965
Exchange-Traded Funds	3,267,120	—	—	3,267,120
Warrants	5,298,531	—	—	5,298,531
Rights	165,000	—	—	165,000
Commodities	—	257,530,980	—	257,530,980
Purchased Options	29,064,923	—	—	29,064,923
Subtotal	$1,038,993,932	$1,910,657,950	$64,817,258	$3,014,469,140
Investments Valued at NAV				521,504,058
Total Investments in Securities	$1,038,993,932	$1,910,657,950	$64,817,258	$3,535,973,198
Unfunded Loan Commitment (a)	—	—	71,643	71,643
Futures Contracts	22,304,019	—	—	22,304,019
Forward Foreign Currency Exchange Contracts	—	4,654,833	—	4,654,833
Centrally Cleared Credit Default Swaps	—	4,995,614	—	4,995,614
OTC Credit Default Swaps	—	1,800,123	—	1,800,123
OTC Total Return Swaps	—	14,259,477	—	14,259,477
Centrally Cleared Interest Rate Swaps	—	18,787,713	—	18,787,713
OTC Interest Rate Swaps	—	456,162	—	456,162
Total Assets	$1,061,297,951	$1,955,611,872	$64,888,901	$3,603,302,782

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Liabilities:	Level 1	Level 2	Level 3	Total
Securities Sold Short:
Common Stock	$333,617,619	$—	$—	$333,617,619
Exchange-Traded Funds	3,744,949	—	—	3,744,949
Rights	2,485	—	—	2,485
Total Securities Sold Short	337,365,053	—	—	337,365,053
Unfunded Loan Commitment (a)	—	—	1,213	1,213
Options Written	23,743,832	—	—	23,743,832
Reverse Repurchase Agreements	—	137,693,402	—	137,693,402
Futures Contracts	14,782,156	—	—	14,782,156
Forward Foreign Currency Exchange Contracts	—	3,524,848	—	3,524,848
Centrally Cleared Credit Default Swaps	—	5,020,676	—	5,020,676
OTC Credit Default Swaps	—	3,515,644	—	3,515,644
OTC Total Return Swaps	—	22,353,165	—	22,353,165
Centrally Cleared Interest Rate Swaps	—	30,033,176	—	30,033,176
Total Liabilities	$375,891,041	$202,140,911	$1,213	$578,033,165

(a)	Represents unrealized appreciation (depreciation).

Investments in Investee Funds that are measured at fair value using NAV as a practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated financial statements.

Investments in Investee Funds that are non-redeemable or subject to other restrictions such as a lockup at the measurement date or have the ability to limit the individual amount of investor redemptions shall be classified as having a redemption restriction.

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed because of redemption restrictions put in place by the Investee Fund.

Investments in Investee Funds by Strategy	Unfunded Commitment $	Non-Redeemable Investments (A)		Other Restricted Investments (B)		Investments Subject to No Restrictions	Total $
		Amount $	Redemption Restriction Commencement Date	Amount $	Redemption Restriction Term	Amount $

Equity(1)	N/A	—	N/A	236,081,603	7 days	—	236,081,603

Equity(1)	N/A	—	N/A	65,782,875	1 month	—	65,782,875

Credit- Driven(2)	N/A	—	N/A	51,631,111	12 months	—	51,631,111

Event- Driven(3)	N/A	—	N/A	—	N/A	145,928,321	145,928,321

Event- Driven(3)	27,172,837	—	N/A	22,080,148	6 months	—	22,080,148

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

(1)

The Equity strategy generally includes equity-focused Investee Funds with a bottom-up analysis that do not actively trade exposures, with trading strategies focusing on shorter-term dynamics and appreciation for market technicals, top-down thematic/macro views, and technically driven statistical arbitrage with fundamental quantitative long/short strategies.

(2)

The Credit-Driven strategy generally includes Investee Funds with a focus on fundamental hedged products or otherwise low net exposure, positional concentration and opportunistic directional exposures, mortgages and non-mortgage asset-backed securities.

(3)

The Event-Driven strategy generally includes Investee Funds that seek returns by investing in strategies including catalyst events, share class arbitrage, share buybacks, post re-organization equity, recapitalizations, spin-offs and stub trades.

(A) Investments in Investee Funds cannot currently be redeemed and the remaining redemption restriction period is not known. The date the redemption restriction commenced is disclosed.

(B) Investments subject to other restrictions include investments in Investee Funds that are subject to a lockup at the measurement date and/or have the ability to limit the individual amount of investor redemptions. The redemption restriction term is based on the restriction period (or range of restriction periods) for Investee Funds as defined in each respective Investee Fund’s governing legal agreement without consideration of the length of time elapsed from the date of investments in Investee Funds. The Fund’s investment in a particular Investee Fund classified within the strategies above may be comprised of investments with differing liquidity terms or investments that were made at differing points in time.

Transfers into and out of Level 3 were primarily related to the availability of broker quotations in accordance with valuation methodology.

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair value are as follows:

Assets: Investments	Common Stocks	Preferred Stocks	Bank Debt	Corporate Bonds & Notes	Sovereign Debt	Unfunded Loan Commitment(a)	OTC Total Return Swaps	Total
Balance as of March 31, 2020	$—	$—	$164,166,827	$135,160	$91,747,567	$—	$22,581	$256,072,135
Transfers In	1,294	—	—	—	—	—	—	1,294
Transfers Out	—	—	(51,690,650)	—	—	—	(22,581)	(51,713,231)
Purchases	920,795	4,243,806	51,927,372	—	—	—	—	57,091,973
Sales	—	—	(124,281,659)	—	(93,879,193)	—	—	(218,160,852)
Amortization	—	—	2,468,531	—	253,530	—	—	2,722,061
Net realized gain (loss)	—	—	317,146	—	447,155	—	—	764,301
Net change in unrealized appreciation (depreciation)	327,224	239,014	16,048,938	(6,540)	1,430,941	70,430	—	18,110,007

Balance as of March 31, 2021	$1,249,313	$4,482,820	$58,956,505	$128,620	$—	$70,430	$—	$64,887,688

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Assets: Investments	Common Stocks	Preferred Stocks	Bank Debt	Corporate Bonds & Notes	Sovereign Debt	Unfunded Loan Commitment(a)	OTC Total Return Swaps	Total
Net change in unrealized appreciation (depreciation) related to investments still held as of March 31, 2021	$327,224	$239,014	$2,524,093	$(6,540)	$—	$71,643	$—	$3,155,434

(a)	Represents unrealized appreciation (depreciation)

The following table summarizes the quantitative inputs and assumptions used for investments classified within Level 3 of the fair value hierarchy as of March 31, 2021.

Assets	Fair Value at March 31, 2021	Valuation Technique	Unobservable Inputs	Range of inputs (Weighted Average)
Investments in Securities:
Common Stock	$1,249,313	Broker-dealer Quotations	Indicative Bid	N/A
Preferred Stock	4,482,820	Broker-dealer Quotations	Indicative Bid	N/A
Bank Debt	58,956,505	Broker-dealer Quotations	Indicative Bid	N/A
Corporate Bonds & Notes	128,620	Broker-dealer Quotations	Indicative Bid	N/A
Unfunded Loan Commitment	70,430	Broker-dealer Quotations	Indicative Bid	N/A

Total Investments in Securities	$64,887,688

6. Purchase and Sale of Fund Shares

The Fund currently offers Class D Shares, Class I Shares, Class R Shares and Class Y Shares. During the year ended March 31, 2021, only Class D Shares, Class I Shares and Class Y Shares were outstanding.

The Fund’s Class D Shares are offered primarily through broker-dealers and other financial intermediaries with whom the Distributor has an agreement for the use of the Fund in investment products, programs, or accounts such as mutual fund supermarkets or other no transaction fee platforms. The Fund’s Class I Shares are offered to institutional investors and individual investors who are clients of financial intermediaries, broker-dealers, financial institutions or registered investment advisors that: have entered into an arrangement approved by the Distributor to provide certain administrative services to investors in the Fund’s Class I Shares. Shareholders of Class I Shares may be subject to additional advisory, administrative, servicing, account-level or other fees in addition to those described in the Fund’s Prospectus, which are paid to financial intermediaries to support the additional services they may provide. The Fund’s Class Y Shares are offered for institutional investors and individuals (including through individual retirement accounts) who purchase directly from the Fund. Class Y Shares may also be offered to employees, officers and directors/ trustees of the Investment Adviser, the Fund or their respective affiliates. In addition, Class Y Shares are offered for institutional investors and individuals who are clients of financial intermediaries, broker-dealers, financial institutions, or registered investment advisors that have entered into an arrangement approved by the

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Distributor and do not charge a fee to the Fund. The minimum investment in Class D Shares by an investor is $25,000, and the minimum subsequent investment in Class D Shares by an investor is $5,000. The minimum investment in Class I Shares by an investor is $1,000,000, and the minimum subsequent investment in Class I Shares by an investor is $200,000. Class Y Shares have no investment minimum requirements. The Fund’s Class R Shares have no minimum investment requirement and are generally available only to special benefit plans.

Shares of the Fund may be purchased or redeemed at NAV each Business Day.

7. Investment Adviser Fees and Other Transactions with Affiliates

Pursuant to the investment management agreement between the Investment Adviser and the Trust, on behalf of the Fund, the Fund pays the Investment Adviser a management fee (the “Fund Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the applicable Subsidiaries. The Fund Management Fee accrues daily in arrears and is paid quarterly. The Investment Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and the respective Subsidiaries up to $2.5 billion, the Fund Management Fee is calculated at a rate of 1.95% (annualized), and for collective net assets greater than or equal to $2.5 billion, the Fund Management Fee is calculated at a rate of 1.80% (annualized). During the year ended March 31, 2021, the Fund paid the Investment Adviser $104,842,669 in management fees. From this amount, the Investment Adviser paid $37,395,848 in sub-advisory fees to non-affiliated Sub-Advisers with respect to the Fund, which amounted to 0.67% (annualized) of the Fund’s average daily net assets. The Investment Advisor paid $1,835,656 and $930,475 in sub-advisory fees with respect to the Fund to Blackstone Real Estate Special Situations Advisors L.L.C. and Blackstone Liquid Credit Strategies LLC, respectively, both indirect wholly-owned subsidiaries of Blackstone and affiliates of the Investment Adviser, which amounted to 0.03% of the Fund’s average daily net assets

Sub-Advisory Fees

Pursuant to the sub-advisory agreements between the Investment Adviser and the Sub-Advisers, the Sub-Advisers are compensated for the services they provide to the Fund by the Investment Adviser from the Management Fee received by the Investment Adviser.

Distribution and Service Fees

Pursuant to the amended and restated Distribution and Service Plan, the Fund’s Class D Shares bear distribution and service fees at an annual rate of 0.25% of the average daily net assets of the Fund attributable to Class D Shares. Payments of the distribution and service fee may be made without regard to expenses actually incurred. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. The Fund’s Class I Shares, Class Y Shares and Class R Shares are not subject to distribution and service fees.

Expense Limitation and Reimbursement

The Investment Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund to limit the amount of Specified Expenses (as defined below) of the Fund to 2.40% per annum of the Fund’s net assets for Class D Shares, Class I Shares and Class Y Shares and 2.55% per annum of the Fund’s

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

net assets for Class R Shares (collectively, the “Total Expense Cap”) (computed and applied on a monthly basis). Specified Expenses include all expenses incurred by the Fund with the exception of (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (in each case as determined in the sole discretion of BAIA).

To the extent the estimated annualized Specified Expenses for any month exceed the Total Expense Cap, the Investment Adviser will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Investment Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after August 31, 2023 upon written notice to the Fund. The Fund has agreed to repay the amounts borne by the Investment Adviser under the Expense Limitation and Reimbursement Agreement within the thirty-six month period after the Investment Adviser bears the expense, to the extent the estimated annualized Specified Expenses for a given month are less than the lower of the Total Expense Cap or any expense limitation agreement then in effect with respect to the Fund. The repayment may not raise the level of estimated annualized Specified Expenses in the month of repayment to exceed the Total Expense Cap or any other expense limitation agreement then in effect. During the year ended March 31, 2021, there were no repayments or potential repayments to the Investment Adviser.

Related Party Transactions

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. At year ended March 31, 2021, the Fund does not have an amount payable to FINCO.

The Adviser utilizes technology offered by Arcesium LLC (“Arcesium”) to provide certain middle- and back-office services to the Fund, and the Fund bears the costs for such services. The parent company of a Sub-Adviser owns a controlling, majority interest in Arcesium and the Investment Adviser owns a non-controlling, minority interest in Arcesium.

8. Other Agreements

State Street Bank and Trust Company serves as the administrator, custodian and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”) serves as custodian for certain of the Fund’s securities, commodities, cash, and other property. Blackstone Securities Partners L.P., an affiliate of the Investment Adviser, serves as the Fund’s distributor.

9. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

potentially expose the Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Fund manages counterparty risk by entering into agreements only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. The Fund’s Investment Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Fund restricts exposure to credit and counterparty losses by entering into MNAs with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., Forwards, Swaps and OTC options). For derivatives traded under an ISDA Master Agreement or similar master agreement, the collateral requirements may be netted across all transactions traded under such agreement and certain counterparties may allow one amount to be posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and may permit net amounts owed under each transaction to be netted to derive one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to such counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

At March 31, 2021, the Fund had counterparty concentration of credit risk primarily with State Street Bank and Trust Company, Morgan Stanley & Co. LLC, Morgan Stanley Capital Services LLC, Morgan Stanley & Co. International plc, Credit Suisse Securities (USA) LLC, Credit Suisse Securities (Europe) Limited and Credit Suisse International.

Foreign Investment Risk: The investments by the Fund in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in, require settlement in and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from Forwards with respect to the potential inability of counterparties to meet the terms of their contracts.

Liquidity Risk: Some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, and/or privately placed securities, may be difficult to sell, or illiquid, particularly during times of market turmoil. Investments in Investment Funds are generally illiquid and some Investment Funds may not permit withdrawals or may make in-kind distributions of illiquid securities when the Fund desires to divest. Illiquid securities may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

Money Market Funds Risk: The investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, money market funds are exposed to market risk, credit risk and liquidity risk.

Special Purpose Acquisition Companies Risk: A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments; (iii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, a Fund’s investments in SPACs will not significantly contribute to a Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, a Fund may elect not to participate in the proposed transaction or a Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which a Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and a Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Additional risks associated with each type of investment are described within the respective security type notes. The Fund’s Prospectus includes a discussion of the principal risks of investing in the Fund.

10. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding short-term debt securities with maturities at the time of acquisition of one year or less (if applicable)), for the year ended March 31, 2021 were as follows:

Purchases		Sales
Long-Term	U.S Government	Long-Term	U.S Government
$3,952,482,232	$1,394,121,613	$3,427,396,421	$4,606,911,019

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

11. Income Tax Information

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Code. The Fund has adopted a tax year-end of October 31, therefore the consolidated financial statements, unless otherwise indicated, reflect tax adjusted balances as of October 31, 2020. The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at NAV, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Fund’s understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they were filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

The Fund made the following reclassification at March 31, 2021 due to permanent book and tax differences primarily attributable to gain or loss from passive foreign investment companies, certain derivative financial instrument transactions, and income from the wholly-owned Cayman Subsidiary from its tax year ended October 31, 2020:

Paid-in Capital	Distributable Earnings/(Loss)
$395,528	$(395,528)

The tax basis components of distributable earnings of the Fund at their tax year-ended October 31, 2020 were:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward(1)
$126,948,212	$0	$(141,217,954)

(1)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Cayman Subsidiary may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses, will be deemed to arise on the first day of the next taxable year. For the tax year ended October 31, 2020, short term and long term capital losses of $18,009,403 and $123,208,551 respectively, will be carried forward by the Fund.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2021

In addition, the tax character of distributions paid to shareholders for the tax year-ended October 31, 2019 by the Fund is as follows:

Ordinary Income	Long-Term Capital Gain
$86,835,877	$45,101,735

In addition, the tax character of distributions paid to shareholders for the tax year-ended October 31, 2020 by the Fund is as follows:

Ordinary Income	Long-Term Capital Gain
$277,657,917	$15,959,461

The Fund made an ordinary income and capital gains distribution in the amounts of $166,986,808 and $0, respectively to shareholders in December 2020. The final tax character of that distribution will be determined after the Fund’s October 31, 2021 tax year end.

As of March 31, 2021, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments, securities sold short, and derivatives were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,318,524,418	$104,310,066	$(224,452,801)	$(120,142,735)

12. Borrowings Under Credit Facility

The Fund has a secured revolving borrowing facility (the “Facility”) with State Street Bank and Trust Company (the “Bank”) in an aggregate principal amount of up to $500,000,000, subject to a maximum loan value of not more than 25% of the Fund’s NAV (the “Aggregate Commitment Amount”). Borrowings under the Facility are used primarily for bridge financing purposes and are secured by the assets of the Fund. Under the terms of the agreement, the Aggregate Commitment Amount may be terminated or reduced from time to time upon written notice from the Fund to the Bank. Outstanding borrowings bear interest at a rate equal to 1.25% plus the One-Month USD LIBOR Rate per annum (1.36% at March 31, 2021). A commitment fee is charged in the amount of 0.25% per annum as well as an upfront underwriting fee equal to 0.10% of the Commitment Amount per annum. Commitment fees accrued through the end of each calendar quarter are due no later than the 15th day of the immediately succeeding calendar month during the term of the Facility. Accrued interest is due no later than April 7, 2022, the termination date of the Facility at which time the Fund and the Bank can agree to extend the existing agreement. For the year ended March 31, 2021, the Fund made no borrowings under the Facility.

13. Subsequent Events

The Investment Adviser has evaluated the impact of subsequent events through the date of financial statement issuance and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Blackstone Alternative Investment Funds and the shareholders of

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Blackstone Alternative Multi-Strategy Fund and subsidiaries, one of the portfolios constituting the Blackstone Alternative Investment Funds (the “Fund”), as of March 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from custodian, brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

May 25, 2021

We have served as the auditors of one or more investment companies within the group of investment companies since 2010.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Shareholder Fee Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The actual expense example is based on an investment of $1,000 invested on October 1, 2020 and held through March 31, 2021. The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense example is based on an investment of $1,000 invested on October 1, 2020 and held through March 31, 2021. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical amount account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. You may pay brokerage commissions on your purchases and sales of Class I or Class Y Shares of the Fund, which are not reflected in this example. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Expenses Paid During Period[1]	Annualized Expense Ratio
Class I
Actual	$1,000.00	$1,073.57	$13.86	2.68%
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,011.57	$13.44	2.68%

Class D
Actual	$1,000.00	$1,073.50	$15.25	2.95%
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,010.22	$14.78	2.95%

Class Y
Actual	$1,000.00	$1,074.30	$13.45	2.60%
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,011.97	$13.04	2.60%

[1]	Expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information

March 31, 2021

Management of the Fund

The Fund’s operations are managed by the Investment Adviser and the Sub-Advisers (defined below), under the direction and oversight of the Board. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser (the “Independent Trustees”). The Trustees and the officers (“Officers”) of the Fund are subject to removal or replacement in accordance with Massachusetts law and the Trust’s Declaration of Trust. All Trustees were elected by the initial shareholder of the Trust, except for Mr. Gilbert who was appointed to serve as Trustee by the Board.

Sub-Advisers

During the period covered by this report, the Investment Adviser engaged the following entities as sub-advisers (each, a “Sub-Adviser”, and together, the “Sub-Advisers”) to provide investment management services to the Fund and/or to one or more Subsidiaries.

Discretionary Sub-Advisers:

•	Bayforest Capital Limited and G10 Capital Limited (effective June 10, 2020)
•	Bayview Asset Management, LLC
•	Blackstone Liquid Credit Strategies LLC
•	Blackstone Real Estate Special Situations Advisors L.L.C.
•	Caspian Capital LP
•	Cerberus Sub-Advisory I, LLC
•	D.E. Shaw Investment Management, L.L.C.
•	Emso Asset Management Limited
•	Endeavour Capital Advisors Inc.
•	Good Hill Partners LP
•	H2O AM LLP (until May 31, 2020)
•	HealthCor Management, L.P.
•	IPM Informed Portfolio Management AB (until May 10, 2021)
•	Jasper Capital Hong Kong Limited (effective January 1, 2021)
•	Luminus Management, LLC (effective April 20, 2020)
•	Magnetar Asset Management LLC
•	Nephila Capital Ltd.
•	NWI Management, L.P.
•	Sage Rock Capital Management LP
•	Seiga Asset Management Limited (effective December 23, 2020)
•	Shelter Growth Capital Partners LLC (until March 10, 2021)
•	TrailStone Commodity Trading US, LLC (effective August 24, 2020)
•	Two Sigma Advisers, LP
•	Waterfall Asset Management, LLC

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. Unless otherwise noted, the business address of each Officer and Trustee is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, NY 10154.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

Independent Trustees:

Name and Year of Birth of Trustee	Position Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee
John M. Brown (1959)	Trustee	March 2013 to present	Retired (2004 – Present)	1	None
Peter M. Gilbert (1947)	Trustee	February 2016 to present	Retired (2015 – Present)	1	None
Paul J. Lawler (1948)	Trustee	March 2013 to present	Retired (2011 – Present)	1	Trustee, First Eagle Funds (8 portfolios)
Kristen Leopold (1967)	Trustee	March 2013 to present	CFO, WFL Real Estate Services, LLC (2006 – Present)	1	Trustee, CPG Funds (6 portfolios)

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

Interested Trustees:

Name and Year of Birth of Trustee	Position Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee
Frank J. Coates[3] (1964)	Trustee	March 2013 to Present	Retired (January 2021 – Present) Executive Managing Director[4], Envestnet, Inc. (Wealth Management Solutions) (2016 – 2020); CEO, Wheelhouse Analytics, LLC (Technology Solutions) (2010 – 2016)	1	None
Peter Koffler[5] (1956)	Trustee	August 2012 to present	Senior Managing Director,[4] The Blackstone Group Inc. (“Blackstone”) (2012 – Present); General Counsel, Blackstone Alternative Asset Management L.P. (“BAAM”) (2010 – Present) and BAIA (2012 – Present); Chief Compliance Officer, BAAM (2008 – 2012, 2018) and BAIA (2018 – Present); Chief Compliance Officer, Blackstone (2013 – 2016)	1	None

[1]

Term of office of each Trustee is indefinite until his or her resignation, removal, or death. Any Trustee of the Fund may be removed from office in accordance with the provisions of the Trust’s Declaration of Trust and Bylaws.

[2]

As of December 31, 2020, the “Fund Complex” consists of the Fund, funds managed by Blackstone Liquid Credit Strategies LLC (Blackstone Floating Rate Enhanced Income Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund,

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

and Blackstone Secured Lending Fund), and funds managed by Blackstone Real Estate Income Advisors L.L.C. (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, and Blackstone Real Estate Income Master Fund (collectively, the “Real Estate Funds”)). As of July 13, 2020, the Real Estate Funds announced they are in the process of liquidation, dissolution, and termination.

[3]

Mr. Coates is being treated as an “interested person” of the Fund, as defined in the 1940 Act, due to his prior employment by Envestnet, Inc., which conducts business with certain Sub-Advisers and may conduct business with the Investment Adviser and/or its affiliates in the future. Mr. Coates retired from his role at Envestnet, Inc. on December 31, 2020.

[4]	Executive title, not a board directorship.

[5]	Mr. Koffler is an “interested person” of the Fund, as defined in the 1940 Act, due to his positions with the Investment Adviser and its affiliates.

Officers:

Name and Year of Birth of Officer	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Gavin (1969)	President (Principal Executive Officer)	August 2012 to Present	Chief Operating Officer & Senior Managing Director,[2] Blackstone (2007 – Present)
James Hannigan (1983)	Chief Compliance Officer and Chief Legal Officer	Chief Compliance Officer (August 2016 to Present); Chief Legal Officer (March 2015 to Present); Anti-Money Laundering Officer (August 2016 to September 2018)	Chief Compliance Officer, BAIA (2021– Present); Managing Director,[2] Blackstone (2018 – Present); Vice President, Blackstone (2014 – 2017)
Charmagne Kukulka (1989)	Secretary	Secretary February 2021 to Present Interim Secretary (March 2020 to February 2021)	Associate, Blackstone (2020 – Present); Analyst, (2015 – 2019)
Hannah Ellis (1981)	Treasurer (Principal Financial and Accounting Officer)	February 2021 to Present	Managing Director[2], Blackstone (2021 – Present); Principal, Blackstone (2019 – 2020); Vice President, Blackstone (2016 – 2018)
Sherilene Sibadan (1976)	Anti-Money Laundering Officer	July 2019 to Present	Senior Vice Present, Blackstone (2016 – Present); Vice President, Blackstone (2013 – 2016)

[1]	Term of office of each Officer is indefinite until his or her death, resignation, removal, or disqualification.

[2]	Executive title, not a board directorship.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

Compensation for Trustees

Each of the Independent Trustees is paid by the Fund Complex (as defined below) at a rate of $150,000 per fiscal year in the aggregate for his or her services to the Fund Complex (including the Subsidiaries). Mr. Coates (a Trustee being treated as an “interested person” (as defined in the 1940 Act) of the Fund due to his prior employment by Envestnet, Inc., which conducts business with certain Investee Funds and may conduct business with the Investment Adviser and its affiliates in the future) is paid by the Fund Complex at a rate of $129,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the Subsidiaries). The Chairpersons of the Board and the Audit Committee are paid by the Fund Complex an additional $35,000 and $15,000, respectively, per fiscal year. These payments are allocated to the Fund and the other funds in the Fund Complex on the basis of assets under management. The Fund Complex pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex. As of November 10, 2020, the Trust adopted a deferred compensation plan (the “Deferred Compensation Plan”) to allow each Independent Trustee to align his or her interest with the Fund and the Fund’s shareholders without purchasing shares of the Fund. Certain of the Independent Trustees currently participate in the Deferred Compensation Plan. Under the Deferred Compensation Plan, each participating Independent Trustee defers receipt of all or a portion of the compensation earned by such Trustee for serving as a member of the Board or as a member of any ad hoc or standing committee (or subcommittee of such committee) of the Board. The deferred compensation is treated as though an equivalent dollar amount had been invested in shares of the Fund and thereby the Independent Trustees share in the investment performance of the Fund alongside the Fund’s shareholders. Deferred amounts continue to be treated as if the amounts were invested in the Fund until distributed in accordance with the provisions of the Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Trust.

The following tables set forth information covering the total compensation payable by the Fund, during its fiscal year ended March 31, 2021, to the persons who served as Trustees of the Fund during the period:

Independent Trustees:

Name of Independent Trustee	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund Complex[1]
John M. Brown	$174,471	$185,000
Peter M. Gilbert	$141,718	$150,000
Paul J. Lawler	$141,718	$150,000
Kristen M. Leopold	$155,755	$165,000

Interested Trustees:

Name of Interested Trustee	Aggregate Compensation From the Fund[1]	Total Compensation From Fund Complex[1]
Frank J. Coates	$120,718	$129,000
Peter Koffler	None	None

The Fund Complex also pays for a portion of the compensation for the Fund’s Chief Compliance Officer, James Hannigan. No other officers of the Fund received compensation from the Fund during the fiscal year

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

ended March 31, 2021. The following table sets forth information covering the total compensation payable by the Fund, during its fiscal year ended March 31, 2021, to Mr. Hannigan in his role as Chief Compliance Officer of the Fund during the period:

Name of Compensated Officer	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund Complex[1]
James Hannigan	$200,000	$200,000

[1]

These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex for which each Trustee serves as trustee and for which Mr. Hannigan serves as the Chief Compliance Officer. For purposes of this table, the “Fund Complex” includes the Fund and its Subsidiaries. Until liquidated in May 2020, the “Fund Complex” also included Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund. Certain of the Independent Trustees have elected to defer all or part of their total compensation for the year ended March 31, 2021, under the Trust’s Deferred Compensation Plan. Amounts deferred for the fiscal year ended March 31, 2021 by Mssrs. Gilbert and Lawler and by Ms. Leopold were $37,500, $37,500, and $13,749, respectively.

Form N-PORT Filings

The Fund files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

A description of the policies and procedures used to vote proxies related to the Fund’s portfolio securities and information regarding how the Fund voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2020 will be available (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Board Approval of the Sub-Advisory Agreements

At meetings of the Board held virtually on November 10, 2020, February 23-24, 2021, and March 26, 2021, the Board, including a majority of the Independent Trustees, considered and approved for the Fund (i) the continuation of certain investment sub-advisory agreements (“Continued Sub-Advisory Agreements”); (ii) certain amended and restated investment sub-advisory agreements or amendments to investment sub-advisory agreements (“Amended Sub-Advisory Agreements”): and (iii) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and together with the Amended Sub-Advisory Agreements and Continued Sub-Advisory Agreements, the “Sub-Advisory Agreements”) between BAIA and each of the following sub-advisers (the “Approved Sub-Advisers”):

Continued Sub-Advisory Agreements (approved at November meeting)

•	Blackstone Real Estate Special Situations Advisors L.L.C.
•	Cerberus Sub-Advisory I, LLC
•	Waterfall Asset Management, LLC

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

•	Nephila Capital Ltd. (“Nephila”)
•	NWI Management, L.P.
•	Endeavour Capital Advisors Inc. (“Endeavour”)

New Sub-Advisory Agreement (approved at November meeting)

•	Jasper Capital Hong Kong Limited (“Jasper”)

Continued Sub-Advisory Agreement (approved at February meeting)

•	Sage Rock Capital Management LP

Amended Sub-Advisory Agreements (approved at February meeting)

•	Blackstone Liquid Credit Strategies LLC (amended and restated)
•	HealthCor Management, L.P. (amended and restated)
•	Nephila (amended and restated)

Amended Sub-Advisory Agreements (approved at March meeting)

•	Endeavour (amended and restated)
•	Emso Asset Management Limited (“Emso”) (amendment)

The Board held its November, December, and February 2021 meetings virtually by video conference due to the ongoing COVID-19 pandemic and in reliance on the exemptive order from the SEC issued on March 13, 2020 (subsequently modified and extended on March 25, 2020 and June 19, 2020) providing temporary relief from the in person vote requirements of Section 15(c) of the 1940 Act and in compliance with the conditions therein. The Board held its March 2021 meeting virtually by video conference in reliance on the exemptive order from the SEC issued to BAIA and the Fund on February 19, 2020 providing relief from the in person vote requirements of Section 15(c) of the 1940 Act in compliance with the conditions therein. The Board noted that BAIA and the Fund additionally relied on an exemptive order from the SEC that permits the Fund to hire, and make material amendments to sub-advisory agreements with, discretionary or non-discretionary sub-advisers without a shareholder vote, provided that the Board, including a majority of Independent Trustees, approves the new sub-advisers and material amendments, and certain other conditions are met. The Independent Trustees were assisted in their review of the applicable sub-advisory arrangements by their independent legal counsel, and before the meetings, the Board received materials prepared by the Independent Trustees’ independent legal counsel regarding the relevant factors to consider in connection with the approval of the Sub-Advisory Agreements between BAIA and each of the Approved Sub-Advisers. The Board requested and evaluated all the information it deemed reasonably necessary under the circumstances in connection with the approval of the Sub-Advisory Agreements. Prior to the meetings, the Board had requested and received materials prepared by BAIA relating to each Approved Sub-Adviser.

The information the Board received in connection with the consideration of the Sub-Advisory Agreement for each of the Approved Sub-Advisers considered at the November meeting (other than in connection with the New Sub-Advisory Agreement for Jasper) and the February meeting (other than in connection with the Amended Sub-Advisory Agreement for Nephila) generally included, among other things:

(1)

a Manager Investment Review, which covered, among other things, summary information regarding each Approved Sub-Adviser’s investment thesis, strategy, investment process, and portfolio construction; a risk evaluation; an assessment of business infrastructure, valuation, liquidity monitoring, and compliance; and a summary of the key terms of the applicable Sub-Advisory Agreement;

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

(2)

a sub-adviser “tear sheet,” which covered in greater detail the performance, returns, and investment exposure of each Approved Sub-Adviser that had, presently or in the past, been allocated Fund assets; and

(3)	a completed sub-adviser 15(c) questionnaire, which provided each Approved Sub-Adviser’s responses to the Independent Trustees’ request for information.

With respect to the New Sub-Advisory Agreement approved in November 2020 for Jasper, the Board considered that it had previously approved a sub-advisory agreement for Jasper at its August 11-12, 2020 meeting, which had not been executed following its approval (the “Unexecuted Sub-Advisory Agreement”), and that the New Sub-Advisory Agreement would reflect certain revisions to the terms of the Unexecuted Sub-Advisory Agreement. The Board reviewed those revisions in light of the information provided in connection with the Board’s approval of the Unexecuted Sub-Advisory Agreement at its August 11-12, 2020 meeting. With respect to the Amended Sub-Advisory Agreement approved in February 2021 for Nephila and the Amended Sub-Advisory Agreements approved in March 2021 for each of Emso and Endeavour, the Board reviewed the proposed amendments to each Sub-Advisory Agreement and considered the amendments in light of the information provided in connection with the Board’s most recent approval of each Approved Sub-Adviser’s prior sub-advisory agreements, which occurred at the Board’s November 10, 2020 meeting for Nephila and Endeavour and its August 11-12, 2020 meeting for Emso. In connection with its review of the Amended Sub-Advisory Agreements for each of Emso and Endeavour, the Board also received an updated Manager Investment Review, which covered, among other things, summary information regarding the relevant Approved Sub-Adviser’s investment thesis, strategy, investment process, and portfolio construction; a risk evaluation; an assessment of business infrastructure, valuation, liquidity monitoring, and compliance; and a summary of the key terms of the applicable Sub-Advisory Agreement.

At the meetings, the Board and BAIA discussed the materials that had been provided to the Board, the terms of the Sub-Advisory Agreements, and other relevant considerations. Additionally, the Board (and separately, the Independent Trustees) conferred with the Independent Trustees’ independent legal counsel to consider the information provided. In evaluating each Sub-Advisory Agreement, the Board took into account the fact that the compensation paid to the relevant Approved Sub-Adviser would be paid by BAIA from the Fund Management Fee it receives from the Fund and would not increase the fees or expenses otherwise incurred by the Fund or its shareholders.

Following this discussion, the Board, including a majority of the Independent Trustees, determined to approve each Continued Sub-Advisory Agreement, each Amended Sub-Advisory Agreement, and the New Sub-Advisory Agreement on the basis of the following factors, among others, for each Approved Sub-Adviser:

Nature, Extent, and Quality of the Services

Except as otherwise noted, the Board considered with respect to each Approved Sub-Adviser (either at the relevant meeting or by reference to the most recent approval of the Approved Sub-Adviser’s prior sub-advisory agreement):

(1)	the Approved Sub-Adviser’s personnel, operations, and, where available, financial condition;
(2)	the Approved Sub-Adviser’s investment expertise and strengths;
(3)	the percentage of Fund assets that are, previously were, or potentially would be allocated to the Approved Sub-Adviser;
(4)

the investment return on other assets that are managed by the Approved Sub-Adviser and related investment risks or, in the case of Nephila, the Approved Sub-Adviser’s experience managing the assets of a former series of the Trust that had similar investment objectives to those of the Fund ;

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

(5)	the Sub-Adviser’s experience and performance investing in particular instruments or strategies or managing hedge funds or other products;
(6)	where applicable, the extent to which the Sub-Adviser’s strategy for the Fund would overlap with its strategy for hedge funds or other products;
(7)	where applicable, the Approved Sub-Adviser’s experience and performance as a sub-adviser to the Fund since its inception or otherwise;
(8)	the experience and depth of the Approved Sub-Adviser’s portfolio management team in managing hedge funds or other products, as applicable, and its ability to manage risk; and
(9)	any other factors deemed relevant to the determination of whether to approve or continue the Sub-Advisory Agreements.

The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided by each Approved Sub-Adviser were appropriate and thus supported a decision to approve or continue the Sub-Advisory Agreements.

Investment Performance of the Approved Sub-Advisers

The Board considered the investment performance of each Approved Sub-Adviser to which the Fund currently or previously had allocated assets (the “Existing Approved Sub-Advisers”). With respect to each Existing Approved Sub-Adviser, the Board considered information about the performance record of the Fund’s assets managed by the Approved Sub-Adviser (net of trading expenses but gross of investment management fees and Fund operating expenses over various periods, including in many cases the year-to-date period, recent calendar month and year periods, and the inception-to-date period), all as compared to the investment returns of (i) a custom index defined by BAIA and (ii) in the case of certain Approved Sub-Advisers, the Approved Sub-Adviser’s hedge fund strategy. In addition, for the Existing Approved Sub-Advisers, the Board considered information about performance risk measurements of the assets that are or were managed by the Approved Sub-Adviser, if any, the custom index, and, if applicable, the Approved Sub-Adviser’s hedge fund strategy, such as annualized return, standard deviation (which is a common measure of volatility), Sharpe ratio, and alpha and beta statistics (where available). On the basis of the Board’s assessment, while recognizing that there can be no assurance of any particular investment outcome, the Board concluded that the investment performance generated by the Existing Approved Sub-Advisers was generally satisfactory and that the Approved Sub-Advisers were capable of providing reasonable investment performance to the Fund. The Board noted that, because Jasper and Nephila had not yet managed assets of the Fund, there was no prior performance with respect to Fund assets to consider.

Costs of Services and Profitability

In analyzing the cost of services and profitability of each Approved Sub-Adviser, the Board considered (i) each Approved Sub-Adviser’s sub-advisory fee for managing the allocated Fund assets, including any fee breakpoints; (ii) each Approved Sub-Adviser’s resources devoted or expected to be devoted to the Fund; and (iii) any information provided in response to inquiries regarding the profitability to each Approved Sub-Adviser from providing sub-advisory services to the Fund. The Board considered the specific resources that each Approved Sub-Adviser devoted or expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which each Approved Sub-Adviser’s investment process is or would be scalable.

The Board noted that the compensation paid to each Approved Sub-Adviser was paid by BAIA, not the Fund, and, accordingly, that the retention of each Approved Sub-Adviser did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of each Sub-Advisory Agreement were the result of separate arm’s-length negotiations between BAIA and the Approved Sub-Adviser. The

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

Board considered information comparing the sub-advisory fees to the fees that each Approved Sub-Adviser charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining the Approved Sub-Advisers as sub-advisers to the Fund has or would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the Approved Sub-Advisers based on allocations of Fund assets among all Sub-Advisers.

The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board considered various financial and economic considerations relating to the arrangement with each Approved Sub-Adviser, including economies of scale and the current and proposed breakpoints in the sub-advisory fees for certain Approved Sub-Advisers. The Board noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to each Approved Sub-Adviser, with respect to different asset sizes of the portfolio, in the future. The Board also noted that although not directly related to the sub-advisory fees payable to the Approved Sub-Advisers, certain Fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited at the time of the meetings such that the expense cap did not currently apply.

Other Benefits

The Board considered other potential benefits that each Approved Sub-Adviser may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to the Fund’s shareholders and BAIA or BAAM, as applicable. The Board noted that each Approved Sub-Adviser benefited from its relationship with BAIA or BAAM. The Board concluded that other ancillary or “fall out” benefits derived by each Approved Sub-Adviser from its relationship with BAIA, BAAM, or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of each Sub-Advisory Agreement. After discussion, the Board concluded that the terms of each Sub-Advisory Agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of each Sub-Advisory Agreement in the future.

Conclusion

The Board, including a majority of the Independent Trustees, concluded that the fees payable under each of the Sub-Advisory Agreements were fair and reasonable with respect to the services that each Approved Sub-Adviser provides (and is proposed to provide in the case of Jasper and Nephila) to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined, or determined at the meetings, that each Approved Sub-Adviser’s compliance program was reasonably designed to prevent the violation of federal securities laws within the meaning of Rule 38a-1 under the 1940 Act and that each Approved Sub-Adviser’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1 under the 1940 Act) from

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

engaging in any act, practice, or course of business prohibited by Rule 17j-1 under the 1940 Act. The Board based its approval or continuation of each Approved Sub-Adviser’s Sub-Advisory Agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings throughout the year, as applicable, and not as a result of any single controlling factor. The Board was assisted by the advice of independent legal counsel in approving each Sub-Advisory Agreement.

Board Approval of the Investment Management Agreement for Blackstone Alternative Multi-Strategy Fund, and each of its Wholly Owned Subsidiaries

At a meeting of the Board held virtually on February 23-24, 2021, the Board, including all of the Independent Trustees, considered and approved (a) the investment management agreement by and between BAIA and the Trust, on behalf of the Blackstone Alternative Multi-Strategy Fund (the “BAMSF Investment Management Agreement”); and (b) the investment management agreements between BAIA and each of Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (the “Sub Funds”) (collectively, the “Sub Fund Agreements” and together with the BAMSF Investment Management Agreement, the “BAIA Investment Management Agreements”). Because the Sub Funds are wholly owned subsidiaries of the Fund, and because BAIA provides investment management services to the Fund and its Sub Funds on a collective basis, the Trustees evaluated the arrangements between BAIA and the Fund collectively with BAIA’s arrangements with the Sub Funds.

The Independent Trustees were assisted in their review of the BAIA Investment Management Agreements by their independent legal counsel. The Board requested and evaluated all the information it deemed reasonably necessary under the circumstances in connection with the approval of the BAIA Investment Management Agreements. Before the meeting, the Board received, among other things, (1) materials prepared by the Independent Trustees’ independent legal counsel regarding the relevant factors to consider in connection with the approval of the continuation of the BAIA Investment Management Agreements; (2) a presentation by BAIA relating to, among other things, BAIA’s experience and qualifications to serve as adviser to the Fund and the Sub Funds; (3) analysis of the fees and expenses of the Fund (on a combined basis with the fees and expenses of the Sub Funds) as compared with a peer group of funds; (4) analysis of BAIA’s profitability for providing services to the Fund (on a combined basis with the Sub Funds); (5) information regarding BAIA’s Code of Ethics and compliance program; and (6) materials prepared by an outside firm, unaffiliated with the Fund or BAIA, that is in the business of regularly preparing reports for use by fund boards in considering investment advisory agreement approvals (the “Service Provider”) comparing the management fee rate and total operating expenses of the Fund (on a combined basis with the fees and expenses of the Sub Funds) to those of a peer group of funds determined by the Service Provider.

The Board also received BAIA’s responses to an information request under Section 15(c) of the 1940 Act that addressed, among other things: (i) general financial information; (ii) any material business dealings with the Fund’s service providers; (iii) BAIA’s business plan for the Fund for the coming year; (iv) costs, fees, other benefits, and profitability; and (v) risk management and regulatory compliance matters.

At the meeting, there was a discussion regarding the materials that had been provided to the Board, the terms of the BAIA Investment Management Agreements, the services being provided by BAIA, and other relevant considerations. Following this discussion, the Board, including all of the Independent Trustees, determined to renew the BAIA Investment Management Agreements for an additional period of no more than twelve months ending March 31, 2022 on the basis of the following factors, among others:

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

Nature, Extent, and Quality of the Services

The Board discussed BAIA’s personnel, operations, and financial condition and considered:

(1)	the background and experience of key investment personnel and BAIA’s ability to attract and retain talent;
(2)	BAIA’s focus on analysis of complex asset categories, including alternative investments;
(3)	BAIA’s disciplined investment approach and commitment to investment principles;
(4)	BAIA’s manager selection and due diligence process;
(5)	BAIA’s significant risk management, compliance, portfolio allocation, and operational efforts;
(6)	BAIA’s and Blackstone Securities Partners L.P.’s strategic planning for the Fund in the marketplace; and
(7)	BAIA’s oversight of and interaction with sub-advisers and other service providers.

The Board concluded that the nature, extent, and quality of the management services provided were appropriate and thus supported a decision to renew the BAIA Investment Management Agreements. The Board also concluded that BAIA likely would be able to provide during the coming year the same quality of investment management and related services as provided in the past and that these services are appropriate in scope and extent in light of the Fund’s and the Sub Funds’ operations, the competitive landscape, and shareholders’ expectations.

Investment Performance of the Investment Adviser

The Board, including the Independent Trustees, received and considered information about (i) the one-year, inception-to-date, quarter-to-date, year-to-date, and trailing-three-month performance information of the Fund (net of fees and expenses), each as compared to the HFRX Global Hedge Fund Index, Bloomberg Barclay’s Global Aggregate Bond Index, and MSCI World Total Return Index (the “Comparative Indices”); (ii) the historical monthly performance of the Fund since inception (net of fees and expenses); (iii) the inception-to-date standard deviation (a measurement of volatility) and Sharpe ratio (a measurement of risk-adjusted return) of the Fund as compared to the Comparative Indices; (iv) information about inception-to-date, one year, three year, and five year performance and risk measurements of the Fund as compared to a peer group selected by BAIA’s Mandate Oversight Committee (the “Committee”) (which included four funds in the Service Provider-prepared peer group) such as (a) annualized return, (b) standard deviation, (c) Sharpe ratio, (d) beta and alpha against the S&P 500, and (e) alpha against a custom benchmark index. The Board further considered information about the Fund’s inception-to-date, one-year, and three-year performance, volatility, Sharpe ratio, and beta ratio versus that of several indices.

With respect to the Fund, the Board noted that, as of December 31, 2020, (i) the inception-to-date performance return was less than the corresponding returns of the MSCI World Total Return Index and Bloomberg Barclays Global Aggregate Bond Index but greater than the corresponding returns of the HFRX Global Hedge Fund Index; (ii) the one-year performance return was less than the corresponding returns of the Bloomberg Barclays Global Aggregate Bond Index, HFRX Global Hedge Fund Index, and the MSCI World Total Return Index; (iii) the inception-to-date performance return was less than the corresponding return for all of the other funds in the Committee-prepared peer group, with the exception of one (which included four funds from the Service Provider -prepared peer group) for which this information was shown; and (iv) the one-year performance return was less than all of other funds in the Committee-prepared peer group (which included four funds from the Service Provider-prepared peer group for which this information was shown). Taking into account such factors, the Board concluded that the investment performance generated by BAIA was generally satisfactory and that BAIA was capable of generating a level of long term investment performance that is appropriate in light of the Fund’s and the Sub Funds’ investment objectives, policies, and strategies, although recognizing that there can be no assurance of any particular investment outcome.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

Fees and Expenses

The Board, including the Independent Trustees, compared the fee and expense ratio of the Fund’s Class I, Class Y, Class D, and Class R shares (before and after any fee waivers and expense reimbursements) for the calendar year ended December 31, 2020 against the fee and expense ratios of the Service Provider-prepared peer group. The Board also considered BAIA’s views as to the appropriateness of the Service Provider-prepared peer group. Specifically, the Board considered data based on information provided by the Service Provider indicating that, for the Fund’s Class I shares: (i) the contractual (before waivers) management (including both investment management and administration fees) fee rate was higher than the fee rate of all ten other funds in the Service Provider-prepared peer group; (ii) total net expenses (management fee and expenses after waiver) were higher than all ten other funds in the Service Provider-prepared peer group; and (iii) total fees were higher than all eight other funds in the Service Provider-prepared peer group.

The Board also took into consideration the peer group analysis prepared by BAIA, under the guidance of the Committee, which showed fees and expenses of the Fund’s Class I, Class Y, Class D, and Class R shares and a group of six competitor funds selected by BAIA (including four funds from the Service Provider-prepared peer group). The Board noted that: (i) the contractual (before waivers) management fee rate for the Fund’s Class I, Class Y, Class D, and Class R shares was higher than the fee rate of five of the six other funds in the broader Committee-prepared peer group; (ii) total net expenses (management fee and expenses after waiver) for the Fund’s Class I, Class Y, and Class D shares were lower than one of the six funds in the broader Committee-prepared peer group; and (iii) total fees for Class I, Class Y, and Class D were higher than five out of the six other funds in the broader Committee-prepared peer group.

The Board noted that no Class R shares were outstanding as of December 31, 2020. The Board considered the Fund’s fees and expenses in light of the scope, quality, and complexity of services provided by BAIA and determined that, given the scope, quality, and complexity of services provided by BAIA, the fees, while higher than those charged by peers were appropriate. On the basis of the factors considered and information presented, the Board determined that the Fund’s fee rates were reasonable.

Costs of Services and Profitability

In analyzing the cost of services and profitability of BAIA, the Board considered BAIA’s resources devoted to the Fund, as well as the revenues earned and expenses incurred by BAIA. The Board also considered profitability data provided by BAIA showing fees, revenues, and overhead expenses of the Fund. The Board took into account the significant investment by, and cost to, BAIA regarding service infrastructure to support the Fund and its investors. The Board also took into account the entrepreneurial, business, and other risks BAIA has undertaken as investment adviser of the Fund for which it is entitled to reasonable compensation. On the basis of the Board’s review of the fees to be charged by BAIA for investment advisory and related services, the relatively unique, and highly specialized, nature of the Fund’s investment program, BAIA’s financial information, BAIA’s entrepreneurial, business, and other risks, and the estimated overhead costs associated with managing the Fund, the Board concluded that the level of investment management fees is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the cap on expenses established by the expense limitation agreement.

Economies of Scale

The Board discussed various financial and economic considerations relating to the arrangement with BAIA, including economies of scale. The Board considered the management fee breakpoint for the Fund, noting that, for collective net assets of the Fund and its Sub Funds up to $2.5 billion, the Fund Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Fund

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

Management Fee is calculated at a rate of 1.80%. The Board concluded that the management fees, with the current breakpoint in place, reflected the complexity of the Fund’s and the Sub Funds’ operations and were reasonable in light of the Fund’s and the Sub Funds’ current and anticipated size. The Board noted that it will have the opportunity to periodically re-examine whether the Fund and the Sub Funds had achieved economies of scale, as well as the appropriateness of management fees payable to BAIA, in the future. The Board further noted that certain Fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels.

Other Benefits

The Board discussed other potential benefits that BAIA may receive from the Fund. The Board noted that BAIA indicated that it does not expect to receive significant ancillary, soft dollar, or other “fall out” benefits as a result of its relationship with the Fund. The Board concluded that other benefits derived by BAIA from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the BAIA Investment Management Agreements were fair and reasonable with respect to the services that BAIA provides to the Fund it manages and in light of the other factors described above that the Board deemed relevant. The Board, including all of the Independent Trustees, determined to approve the continuation of the BAIA Investment Management Agreements based on a comprehensive consideration of all information presented to the Board at its meetings throughout the year and not as a result of any single controlling factor. The Board was assisted by the advice of the Independent Trustees’ independent legal counsel in this determination.

Liquidity Risk Management Program Discussion

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing, and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.

The Board has appointed BAIA as the program administrator for the Fund’s Program. BAIA expects to carry out its responsibilities as Program Administrator through its Liquidity Risk Committee (the “Liquidity Committee”). BAIA uses a third-party service provider to provide preliminary liquidity classifications for the Fund’s investments. At the February 23-24, 2021 meeting, the Liquidity Committee provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020 through December 31, 2020. The Liquidity Committee reported as to the following, among other things:

•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program, the formula for calculating reasonably anticipated trading sizes, or the methodology for determining value impact standards during the period;
•	the implementation of the Program was effective in assessing, monitoring, and managing the liquidity risk of the Fund’s portfolio during the period; and
•	the Program remains adequately designed.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2021

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Additional Information

The Fund’s Statement of Additional Information includes additional information about the Trustees. The Statement of Additional Information is available upon request, without charge, by calling toll free 1-855-890-7725.

Copies of this annual shareholder report are available upon request to prior shareholders of the Fund, without charge, by calling toll free 1-855-890-7725.

Blackstone

Rev January 2020

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.

Other Important Information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

The Blackstone Group Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

Blackstone

GDPR PRIVACY STATEMENT

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

•

You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

•

We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

•

“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

•

We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

•

For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
•

Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

•

We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

a)

Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, and other contact information);

b)	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);
c)

Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

d)	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);
e)

Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video surveillance recordings, and other records of your interactions with us or our service providers, including electronic communications);

f)	Professional or employment-related information (e.g., current or past job history); and
g)

Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

	WHAT	HOW
1	Personal Data that you give us

• from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

• when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

• when you make transactions with respect to the Fund

• when you interact with our online platforms and websites (such as bxaccess.com)

• when you purchase securities from us and/or tell us where to send money

• from cookies, web beacons, and similar interactions when you or your devices access our sites

	WHAT	HOW
2	Personal Data that we obtain from others

We obtain Personal Data from:

• publicly available and accessible directories and sources

• bankruptcy registers

• tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

• governmental and competent regulatory authorities to whom we have regulatory obligations

• credit agencies

• fraud prevention and detection agencies/organisations

• transaction counterparties

Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

	WHY	HOW
1	Contract

It is necessary to perform our contract with you to:

• administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our Funds

• meet the resulting contractual obligations we have to you

• facilitate the continuation or termination of the contractual relationship between you and the Fund

• facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2	Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

• undertake our client and investor due diligence, and on-boarding checks

• carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

• verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

• comply with requests from regulatory, governmental, tax and law enforcement authorities

• carry out surveillance and investigations

• carry out audit checks

• maintain statutory registers

• prevent and detect fraud

• comply with sanctions requirements

3	Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

• manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

• assess and process any applications or requests made by you

• open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

• send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

• address or investigate any complaints, claims, proceedings or disputes

• provide you with, and inform you about, our investment products and services

• monitor and improve our relationships with investors

WHY	HOW

• comply with applicable regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

• assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’ and sanctions checks)

• manage our risk and operations

• comply with our accounting and tax reporting requirements

• comply with our audit requirements

• assist with internal compliance with our policies and processes

• ensure appropriate group management and governance

• keep our internal records

• prepare reports on incidents/accidents

• protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

• analyse and manage commercial risks

• seek professional advice, including legal advice

• enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

• facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

• monitor communications to/from us using our systems

• protect the security and integrity of our information technology systems

• manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

• to manage our relationship with you

• for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

• for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

• delivering the services you require

• managing your investment

• supporting and administering investment-related activities

• complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

• to comply with applicable laws and regulations

• where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

• where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

• delivering and facilitating the services needed to support our business relationship with you

• supporting and administering investment-related activities

• where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

• assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

• sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	• providing you with investment-related services • to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

•	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
•	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

•	provision of the Personal Data is necessary for our compliance with a legal obligation; or
•	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes. Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data internationally

We will transfer your Personal Data between different countries to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws, and will include those countries in which our affiliates and service providers operate (and may include, for example, transfers from the UK/EEA or Cayman Islands to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data. If we do, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	retain Personal Data about you throughout the life cycle of any investment you are involved in; and
•	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal/regulatory requirement, or business purpose, for retaining your Personal Data.

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•

access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)

•	restrict the use of your Personal Data in certain circumstances
•	have incomplete or inaccurate Personal Data corrected
•	ask us to stop processing your Personal Data
•	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below contact methods if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form at PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: The Blackstone Group Inc. Attn: Legal & Compliance 345 Park Avenue, New York, NY 10154

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in January 2020.

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Trustees

John M. Brown, Chairman

Frank J. Coates

Paul J. Lawler

Kristen M. Leopold

Peter Koffler

Peter M. Gilbert

Investment Adviser

Blackstone Alternative Investment Advisors LLC

345 Park Avenue

New York, New York 10154

Administrator

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Custodians

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

U.S. Bank N.A.

U.S. Bank Tower

425 Walnut Street

Cincinnati, OH 45202

Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Brian F. Gavin, President and Principal Executive Officer

Hannah Ellis, Treasurer and Principal Financial and Accounting Officer

James Hannigan, Chief Compliance Officer and Chief Legal Officer

Charmagne Kukulka, Secretary

Sherilene Sibadan, Anti-Money Laundering Officer

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Alternative Multi-Strategy Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information, on the Fund’s website at www.bxmix.com. You can also get this information at no cost by calling the Fund at 1-855-890-7725.

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The Registrant has not made any amendments to its code of ethics during the reporting period for this Form N-CSR.

(d) There have been no waivers granted by the Registrant to individuals covered by the Registrant’s code of ethics during the reporting period for this form N-CSR.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee (the “Committee”).

(2) The audit committee financial expert is Kristen M. Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

		Current Fiscal Year(1)	Previous Fiscal Year
(a)	Audit Fees	$230,000	$230,000
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(2)	$39,000	$39,000
(d)	All Other Fees	$0	$0

(1)	No fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the current fiscal year.
(2)	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser of the Registrant, and any entity controlling, controlled by, or under common control with BAIA that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	Current Fiscal Year	Previous Fiscal Year
(b)	0%	0%
(c)	0%	0%
(d)	0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Current Fiscal Year	Previous Fiscal Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act, are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(3) Not applicable.

(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Blackstone Alternative Investment Funds

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date May 26, 2021

By (Signature and Title)	/s/ Hannah Ellis
Hannah Ellis, Treasurer (Principal Financial and Accounting Officer)

Date May 26, 2021